As filed with the SEC on ______.	Registration No. 333-01031

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 15

THE PRUDENTIAL VARIABLE

CONTRACT ACCOUNT GI-2

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

751 Broad Street

Newark, New Jersey 07102-3777

(800) 778-2255

(Address and telephone number of principal executive offices)

THOMAS CASTANO

VICE PRESIDENT AND CORPORATE COUNSEL

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

213 WASHINGTON STREET

NEWARK, NEW JERSEY 07102-2992

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485

■ on	May 1, 2009	pursuant to paragraph (b) of Rule 485
(date)

□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

□ on ____________	pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS

May 1, 2009

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

Group Variable Universal Life

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one of several variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”). A list of the Funds offered, their respective charges, and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “Fund Supplement”).

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate. See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to You under your group program. This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information You need to know about Group Variable Universal Life Insurance, and You should read them together. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Telephone: (800) 562-9874

Page

SUMMARY OF CHARGES AND EXPENSES	1

Expenses other than Portfolio Expenses	1

Portfolio Expenses	3

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3

Brief Description of the Group Variable Universal Life Insurance Contract	3

The Death Benefit	3

The Certificate Fund	4

Premium Payments	4

Allocation of Premium Payments and Investment Choices	4

Transfers Among Investment Options	4

Dollar Cost Averaging	4

Surrenders	5

Withdrawals From the Certificate Fund	5

Loans	5

Canceling Your Certificate (“Free Look”)	5

SUMMARY OF CONTRACT RISKS	5

Certificate Values are not Guaranteed	5

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces	6

Increase in Charges	6

Certificate Lapse	6

Risks of Using the Certificate as a Short-Term Savings Vehicle	6

Risks of Taking Withdrawals	6

Risks of Taking a Loan	6

Effect of Premium Payments on Tax Status	7

Replacing Your Life Insurance	7

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7

Risks Associated with the Variable Investment Options	7

Learn More about the Funds	7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	7

The Prudential Insurance Company of America	7

The Prudential Variable Contract Account GI-2	8

The Funds	8

Service Fees Payable to Prudential	9

Voting Rights	9

Substitution of Variable Investment Options	10

The Fixed Account	10

CHARGES AND EXPENSES	11

Charges For Sales Expenses	11

Charge For Taxes Attributable to Premiums	11

Charge For Processing Premiums	11

Surrender Charge	12

Withdrawal Charge	12

Loan Charges	12

Reduction of Charges	12

Cost of Insurance	12

Monthly Deductions From the Certificate Fund	14

Daily Deductions From the Variable Investment Options	15

Transaction Charges	15

Portfolio Charges	15

PERSONS HAVING RIGHTS UNDER THE CONTRACT	15

Contract Holder	15

Participant	15

Applicant Owner Provision	16

Beneficiary	16

OTHER GENERAL CONTRACT PROVISIONS	16

How Prudential Issues Certificates	16

Effective Date of Insurance	16

Maximum Age	17

“Free Look” Period	17

Assignment	17

Experience Credits	17

Suicide Exclusion	17

Incontestability	18

Misstatement of Age	18

Termination of a Group Contract Holder’s Participation	18

Participants Who Are No Longer Eligible Group Members	18

Options On Termination Of Coverage	18

Conversion	19

Paid-Up Coverage	19

Payment Of Cash Surrender Value	19

When Proceeds Are Paid	20

PROCEDURES	20

Telephone and Electronic Transactions	20

When Prudential Reconciles Financial Transactions	20

ADDITIONAL INSURANCE BENEFITS	20

Accelerated Benefit Option	20

Accidental Death and Dismemberment Benefit	21

Seat Belt Coverage	21

Extended Death Protection During Total Disability	21

Dependent Term Life Benefits	21

PREMIUMS	21

Routine Premium Payments	21

Additional Premium Payments	22

How You Will Pay Premiums	22

Deducting Premiums From Your Paycheck	22

Effect of Premium Payments on Tax Status	22

Allocation of Premiums	22

Changing the Allocation of Future Premium Payments	23

Transfers/Restrictions on Transfers	23

Dollar Cost Averaging	24

DEATH BENEFITS	25

When Proceeds Are Paid	25

Amount of the Death Benefit	25

Adjustment In The Death Benefit	25

Death Claim Settlement Options	26

Changes in Face Amount of Insurance	27

Increases in Face Amount	27

Decreases in Face Amount	28

SURRENDER AND WITHDRAWALS	28

Surrender of a Certificate	28

Cash Surrender Value	28

Withdrawals	29

Payment Of Cash Surrender Value	29

LOANS	29

LAPSE AND REINSTATEMENT	30

TAXES	31

Treatment as Life Insurance and Investor Control	31

Pre-Death Distributions	32

Certificates Not Classified As Modified Endowment Contracts	32

Modified Endowment Contracts	32

Treatment As Group Term Life Insurance	32

Withholding	33

Other Tax Considerations	33

Federal Income Tax Status Of Amounts Received Under The Certificate	33

Company Taxes	33

DISTRIBUTION AND COMPENSATION	34

LEGAL PROCEEDINGS	34

FINANCIAL STATEMENTS	37

ADDITIONAL INFORMATION	38

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	39

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	41

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that You could pay when buying, owning, and surrendering the Certificate. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge[1]
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	3.5% of each premium payment.
Charge for Taxes Attributable to Premiums[2]	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 5.42% of each premium payment.
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	$2 from each premium payment.
Surrender Charge	This charge is assessed on a full Surrender of a Certificate.	The lesser of $20 or 2% of the amount surrendered.
Withdrawal Charge	This charge is assessed on a Withdrawal.	The lesser of $20 or 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	$20 per transfer after the twelfth.
Charge for Additional Statements	This charge is assessed each time You request an additional statement.	$20 per statement.
Loan Transaction Charge	This charge is assessed when a loan is processed.	$20 for each loan.

1.	The current charge may be less.
2.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the taxes paid for this Certificate are reflected as a deduction in computing Dividends and Experience Credits.

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The second table describes the fees and expenses that You will pay periodically during the time You own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance[1]:
Minimum and Maximum Guaranteed Charge	Monthly

Certificates effective on or before 12/31/2008:

Maximum - $83.34

Minimum - $0.10

Representative guaranteed charge - $0.75[3]

Certificates effective on or after 01/01/2009:

Maximum - $53.39

Minimum - $0.04

Representative guaranteed charge - $0.57[3]

Net Interest on Loans[4]	Annually	2%
*Additional Insurance Benefits[2,7]:
Spouse Dependents Term Life Insurance	Monthly	Maximum - $18.55[5] Minimum - $0.05[5]
Representative current charge - $0.13[6]
Child Dependents Term Life Insurance	Monthly	Maximum -$0.06[5] Minimum - $0.06[5]
Representative current charge - $0.06[7]
AD&D on employee’s life	Monthly	Maximum - $0.025[5] Minimum - $0.020[5]
Representative current charge $.020[7]
AD&D on Spouse’s life	Monthly	Maximum - $0.034[5] Minimum - $0.032[5]
Representative current charge $.032[7]

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to You by contacting our Customer Service Center. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 48 year old insured guaranteed under the contract.
4.	The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan.

2

The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.	These are the maximum and minimum rates currently charged. The Group Contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
6.

The representative current charge for spouse term insurance is a sample rate currently charged for a 48 year old insured, who is the spouse of an active employee in the largest insured group that offers this benefit.

7.	The representative current charge for additional insurance benefits are sample rates currently charged for an active employee in the largest insured group that offers this benefit.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that You will pay periodically during the time You own a Certificate. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses	Minimum	Maximum

(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)

	.037%	2.27%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells You about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) Group Contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups. We will refer to each person who buys coverage as a "Participant." When we use the terms "You" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer. Other groups such as membership associations may also sponsor programs. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which You have allocated your Net Premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options You select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which variable investment options You choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide You with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Certificate defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Certificate also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options You selected.

Some features, conditions and terms described in this prospectus may not be available in some states.

The Death Benefit

When You buy Group Variable Universal Life Insurance, You will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies.

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Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options You select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt. See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options You select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options You select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then You must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if You do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options You select. See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges), and for some group plans, a processing charge and a sales charge. The remainder is your Net Premium, which is then invested in the investment options. See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your sponsoring group. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What You choose depends on your personal circumstances, your investment objectives and how they may change over time.

If You prefer to reduce the risks that come with investing in the Funds, You can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section.

Transfers Among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year. We limit the number of times You may transfer amounts out of the Fixed Account to once a year, but we do not limit the number of transfers into the Fixed Account. See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets You systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. The minimum transfer amount is $100. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, You usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio. The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, You buy more of the Fund when the price is low and less of the fund when its price is high. Therefore, You may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See the Dollar Cost Averaging section.

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Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. Under the terms of some group plans, Prudential is permitted to also deduct a charge for the surrender. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals From the Certificate Fund

While your Certificate is in effect, You may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some group plans may have a limit on the number of withdrawals You can make in a year. Some group plans may impose a transaction charge for each withdrawal. A withdrawal may have tax consequences. See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The maximum Loan Value, which is the maximum amount You may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, You may borrow a greater amount. The minimum amount You may borrow at any one time is $200. Loan interest charges accrue daily. Under some group plans, we may make a charge of up to $20 for each loan. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, You may return your Certificate for a refund within 10 days after You receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential. If You cancel your coverage during the free look period, we will generally refund the premium payments You made, minus any loans or withdrawals that You took. (However, if applicable law so requires, You will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options You select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and You could lose your insurance. If You prefer to reduce the risks that come with investing in the variable options, You can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, You may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and You have an outstanding Certificate loan, there may be tax consequences. See the Taxes section.

5

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, You may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, we will notify You of the payment You need to make to prevent your insurance from terminating. We must receive your payment by the later of 61 days after the Monthly Deduction Date, or 30 days after we mailed You the notice. If You do not make the payment, your Certificate will end and have no value. See the Lapse section and the Reinstatement section. If You have an outstanding loan when your Certificate lapses, You may have taxable income as a result. See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Group Contract provides for an accumulation of a Certificate Fund as well as a Death Benefit, You may wish to use it for various insurance planning purposes. Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping You to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to You, and its investment features could help You accumulate savings. However, if the variable investment options You choose perform poorly, if You do not pay sufficient premiums, or if You access the values in your Certificate through withdrawals or Certificate loans, your Certificate may lapse or You may not accumulate the Funds You need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, You should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, You should consider whether purchasing the Group Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200. However, You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. Some group plans have a limit on the number of withdrawals You can make in a year, and some group plans may impose a transaction charge (the lesser of $20 or 2% of the amount withdrawn).

You may not repay any amount that You withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but You generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences. See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, You will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If You repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If You have a loan outstanding when You surrender your Certificate, or when You allow your Certificate to lapse, the amount You borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

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Effect of Premium Payments on Tax Status

If You pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify the Certificate as life insurance for federal tax purposes. Also, if You make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify You and ask whether You want us to refund the premium payment. If You fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When You need additional life insurance, it is usually better for You to add coverage, either by asking for a new policy or by buying additional insurance, than it is for You to replace a policy. In that way, You don’t lose benefits under the policy You already have.

If You are thinking about replacing a life insurance policy You already have so that You can obtain Group Variable Universal Life Insurance, You should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940. Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts You allocate to the variable investment options may grow in value, decline in value, or grow less than You expect, depending on the investment performance of the variable investment options that You choose. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the variable investment options, You should read the Funds’ current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Group Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey

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insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Group Contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account offers 68 variable investment options for the Group Variable Universal Life Contract. The Account is divided into subaccounts. Each variable investment option is a subaccount of the Account. The Fixed Interest Rate Option is not a subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount. When we refer to “Funds” in this prospectus, we mean all or any of these subaccounts. We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

We will permit each Group Contract Holder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. The Fixed Account is also available in addition to the 20 Funds selected by a Group Contract Holder. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%.)

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those funds directed to the investment options You select. Once You select the investment options You want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

There are currently 68 variable investment options offered under Group Variable Universal Life. When You choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential may add additional variable investment options in the future.

A list of the Funds offered and their investment advisers, can be found in the Group Variable Universal Life Prospectus Supplement (the “Fund Supplement”).

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

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In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

This product prospectus includes separate prospectuses for each available Fund. Each prospectus will describe the Fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the Fund prospectuses together with this supplement and the GVUL product prospectus. As with all mutual funds, a Fund may not meet its investment objective. Subject to applicable law, Prudential may stop offering one or more Funds or may substitute a different mutual fund for any Fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Prudential Series Fund, Inc., Prudential has not verified that information independently.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Prudential provides administrative and support services to the portfolios for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments from certain underlying Funds or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. Administrative service payments partially compensate for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds. The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser. In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

Administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Funds that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product. We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. As of May 1, 2009, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund. The service fees received from The Prudential Series Fund are 0.05%.

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we

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receive from Participants. When a vote is required, we will mail You a proxy which is a form You need to complete and return to us to tell us how You wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, You may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that You participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, You will vote separately by Fund. This practice is dictated by federal securities laws. Here's how we will determine the number of Fund shares and votes for which You may give instructions:

•

To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell You that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

If Prudential's management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments. We would notify Group Contract Holders and Participants in advance if we were to make such a substitution

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that You invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime You ask, we will tell You what interest rate currently applies. Under some group plans, Prudential may determine interest rates based on the Group Contract year we receive the premium payments.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

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We strictly limit your right to make transfers out of the Fixed Account. See the Transfers section. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate Fund based upon that loan. See Loans. Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Certificate. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Changes in charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1 of this prospectus.

Charges For Sales Expenses

We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We will deduct the charge from each premium payment You make before we invest the payment in the investment options You selected. We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

Charge For Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•

The first part is for state and local premium taxes. Currently, it varies by group and ranges from 1.57% to 2.25% of the premium Prudential receives. This is Prudential's estimate of the average burden of state taxes for existing Group clients. Tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 5% (but may exceed 5% in some instances). (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•

The second part is for federal income taxes measured by premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from a 1990 change in the Internal Revenue Code. This charge is intended to recover this increased tax.

We will deduct these charges from each premium payment You make before we invest the payment in the investment options You selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Charge For Processing Premiums

We may deduct up to $2 to cover the costs of collecting and processing premiums. We will deduct this charge from each premium payment You make before we invest the payment in the investment options You selected. We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

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Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If You do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. Under certain group plans, Prudential may charge a transaction charge for the surrender of a Certificate. This charge may be up to the lesser of $20 or 2% of the amount that You receive.

Withdrawal Charge

Under some group plans, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $20 or 2% of the amount You withdraw. We will deduct the transaction charge from the Certificate Fund.

Loan Charges

Under certain group plans, Prudential may charge up to $20 for each loan. The charge will be added to the principal amount of your loan.

Reduction of Charges

Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain group plans where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

•	The size of the group;

•	The total amount of premium payments we expect to receive;

•	How long Participants will hold their Certificates;

•	The purpose for which the Group Contract was purchased and whether that purpose makes it likely that expenses will decrease; and

•	Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will decrease.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential’s reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participant.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option You selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

•	the life expectancy of the people covered under your group plan;

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•	whether the Group Contract Holder elected to buy any of the additional insurance benefits shown in the Additional Insurance Benefits section;

•	whether or not the Certificate is provided on a portable basis; and

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered or becoming portable;

•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected cost of any additional insurance benefits that the Group Contract Holder elected to buy;

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates may be up to 150% of the 1980 CSO Male Table for certificates effective on or before December 31, 2008 and 200% of the 2001 CSO Table for certificates effective on or after January 1, 2009. The guaranteed rates are based on many factors, including:

•	guaranteed issue procedures, if any;

•	simplified underwriting that may not require a medical exam, blood tests or urine tests;

•	groups with substandard risks characteristics; and

•	the expected maximum cost of any additional insurance benefits that the Group Contract Holder elected to buy.

Generally, we will deduct the COI charge on the Monthly Deduction Date. Under some group plans, we may deduct the charge when we receive the premium payments from the Group Contract Holder. If we have not received the premium payment within 45 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. See the Lapse section.

COI Rates: The highest current charge per thousand is $22.26, and applies to insureds at age99 who have ported their coverage under certain group insurance contracts. The lowest rate per thousand is $0.05, and applies to insured active employees, under age 30, under certain group insurance contracts.

The following table provides sample per thousand charges:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.07
45	$.12
55	$.34
65	$1.05

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The actual rates charged will vary by characteristics of the group, expected claims, the expected expenses, and other factors.

Monthly Deductions From the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option You have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some group plans, we may deduct them when we receive the premium payments from the Participant. If we have not received the premium payment within 25 days of the Monthly Deduction Date, we will then attempt to deduct the premium payment from the Certificate Fund. If the Certificate Fund balance is not at least equal to the monthly charges, we will send You a notice to tell You that your insurance is going to end, how much You must pay to stop it from ending, and when You must pay. We will send the notice to the last known address we have on file for you. Your payment must be received by the later of 61 days after the Monthly Deduction Date and 30 days after the date we mailed You the notice. If you do not make the payment, your Certificate will end and have no value. See the Lapse section.

1. Charge For Additional Insurance Benefits: The Additional Insurance Benefits section tells You about benefits that You may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that You have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Spouse Term Life Insurance: The highest rate per thousand currently offered for this benefit is $18.55, and applies to spouses at age 99. The lowest rate per thousand currently offered is $.05, and applies to spouses under age 30.

The following table provides sample per thousand charges:

Insured’s Age	Monthly Rate per $1000
35	$.07
45	$.12
55	$.34
65	$1.05

Some group plans offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Child Term Life insurance: The rate per thousand currently offered for this benefit is $.06. Generally, the same rate is payable at all ages for a given group of insureds.

Some group plans offer spouse term insurance and child term insurance at a combined rate; the rate for the benefit is not separated into the rate for spouse coverage and the rate for child term coverage. A sample monthly rate under this arrangement is $2.00 for $5,000 spouse term coverage, and $5,000 child term coverage for each eligible child.

Accidental Death & Dismemberment (AD&D) on the employee’s life: The rate per thousand currently offered for this benefit is $.02. Generally, one rate is payable at all ages for a given group of insureds.

Accidental Death & Dismemberment (AD&D) on the employee’s and family’s lives: The rate per thousand currently offered for this benefit is $.04. Generally, one rate is payable at all ages for a given group of insureds.

2. Charge For Administrative Expenses: We may deduct a charge for administrative expenses. This charge is intended to compensate us for things such as maintaining records and for communicating with Participants and Group Contract Holders. This charge may be higher when premium payments are made directly to Prudential. The charge is

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guaranteed not to be more than $6 per month and currently is not more than $5.50 per month. We may reduce or eliminate this charge under certain group plans. See the Reduction Of Charges section.

Daily Deductions From the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Some group plans may also permit Prudential to make the following Transaction Charges:

•	When You surrender your Certificate Fund or when You make a withdrawal from it. The charge can be up to $20 or 2% of the amount You surrender or withdraw, whichever amount is less;

•

Each time You take a Loan from your Certificate Fund. The charge may be up to $20. In addition, interest will be charged on the loan. The loan interest will be the Loan Account crediting rate plus up to 2%;

•	When You request additional statements. The charge may be up to $20 for each statement; and

•

When You request more that 12 transfers between investment options in a Certificate Year. The charge may be up to $20 for each transfer after the 12th transfer. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses. Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Group Contract Holder is your Employer, the trustee of a trust Established by your Employer, or the trustee of a trust established to cover numerous employers under Prudential’s group plans.

Participant

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan. But, some Group Contracts allow an Eligible Group Member to also apply for coverage on their spouse's life. Some plans allow a spouse or adult child to purchase and own their own group variable universal coverage. However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant. A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate. Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage::

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;

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(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	increase or decrease the face amount.

Applicant Owner Provision

Some group plans have an “applicant owner” provision. An “applicant owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an applicant owner. At any one time, only one person may be an “applicant owner” under a Certificate.

An “applicant owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply. You should consult your tax adviser if You are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires You to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If You have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless You have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, some group plans allow an Eligible Group Member to also apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who “owns” the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant, and we will usually issue a separate Certificate for spouse coverage. The Certificate tells You about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

The Eligible Group Member is usually the Participant. But, under some group plans, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first

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day of the next month. If we receive your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. And, Prudential will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

“Free Look” Period

Generally, You may return a Certificate for a refund within 10 days after You receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If You cancel your coverage during the free look period, we will generally refund the premium payments You made, minus any loans or withdrawals that You took. We will not add or subtract any gain or loss that would have come from the investment options You chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account (or, under some group plans, in the Series Fund Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that You have to someone else only as a gift assignment. If You do, You should consider the references to "you" in this prospectus as applying to the person to whom You validly assigned your Certificate.

Prudential will honor the assignment only if:

•	You make the assignment in writing;
•	You sign it; and
•	Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If You assign a Certificate that is a Modified Endowment Contract, it might affect the way You are taxed. It might also affect the way the person to whom You assign the Certificate is taxed. See the Taxes section.

Experience Credits

The Group Contract is eligible to receive Experience Credits. But, we have set the premium rates in such a way that we will not generally pay an Experience Credit. If there is an Experience Credit, Prudential will pay it to the Participant.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

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Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Prudential will bill for the difference. If an adjustment results in a decreased cost of insurance, Prudential will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly. If the error is detected after the Covered Person's death, Prudential will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

Termination of the Group Contract means that the Group Contract Holder will no longer remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects You is described in the Options On Termination Of Coverage. The options that are available to You from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Typically, Group Contracts provide a Participant with the option to continue coverage even though he/she is no longer an Eligible Group Member. This is called Continued Coverage. With Continued Coverage, You will start to make premium payments directly to Prudential (or to Prudential Mutual Fund Services, Inc.). We will start to send premium reminders directly to you. We will let You know about this change in the way premiums are paid within 61 days after You are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send You will also tell You what the charges and expenses are for Continued Coverage. See the Charges and Expenses section. Charges and expenses for Continuation coverage may be higher than those You paid while You were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential may require that You keep a specified minimum amount in your Certificate Fund to continue as a Continuation Participant.

Participants who are no longer Eligible Group Members also have these options: Conversion, Paid-Up Coverage or payment of Cash Surrender Value. See the Options On Termination Of Coverage section below.

Options On Termination Of Coverage

If You elect to terminate your coverage, You will have the following options: Paid-Up Coverage or Payment of Cash Surrender Value. These options are described below.

If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

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•

If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new Group Contract, unless You elect to receive the Cash Surrender Value of your Certificate. If You had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

•

If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, You will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value. Each option is listed below in more detail. Under some Group Contracts, You may also have the option of continuing your insurance coverage on a portable basis. Prudential might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. You should read your Certificate to find out what rules and limits apply when You want to continue your insurance on a portable basis.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health, if your Certificate has been in force for at least 5 years (under some Group Contracts, the requirement may be less than 5 years). To elect this option, You must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance, unless a term policy is required by law) that Prudential normally makes available for conversion to persons who are the same age as You and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance You select, your age and your risk class.

If your Certificate ended because You are no longer an Eligible Group Member, You may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount You are able to convert may, depending on the state law that applies, be limited to the lesser of:

•	$10,000; or

•	the Face Amount of your Certificate minus the amount of any group insurance that You become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and You had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance You could have had if You had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, You must have at least $1,000 of Cash Surrender Value on the day You elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before You elect Paid-Up Coverage. Once You elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require You to use for this purpose. If You elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, You must make a request to Prudential on the form that we require You to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If You do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

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When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order. There are certain circumstances when we may delay payment of proceeds:

•

We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists;

•

We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

PROCEDURES

Each Group Contract has different procedures for how You will conduct transactions under your Group Variable Universal Life Insurance--for example, how You will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contract Holder can tell You what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contract Holder. Under other Group Contracts, Participants will be required to deal directly with Prudential. Either way, Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Prudential receives them in Good Order at the address on the forms.

Telephone and Electronic Transactions

Under some Group Contracts, You may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that You will be able to get through to complete a telephone or electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

ADDITIONAL INSURANCE BENEFITS

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require You to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available. You should refer to your Certificate to find out what additional insurance benefits are available to you.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Accelerated Benefit Option

Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), You can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the

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Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund. If You elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit option if You are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, You can no longer request an increase in the Face Amount of your Certificate once You have elected to receive an accelerated benefit. The amount of future premium payments You can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way You are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if You actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before You elect to receive this benefit.

Accidental Death and Dismemberment Benefit

An Accidental Death and Dismemberment Benefit provides You insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you.

Seat Belt Coverage

Seat belt coverage (also referred to as Accidental Motor Vehicle Death coverage) provides a Death Benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. “Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Your Certificate lists the exclusions that apply.

Extended Death Protection During Total Disability

An extended Death Benefit (also referred to as Waiver of Cost of Insurance Charges) provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential will extend your insurance coverage if You become totally disabled prior to age 60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

Dependent Term Life Benefits

Dependent term life benefits provide insurance on the life of a qualified dependent. You should refer to your Certificate to learn the details of any benefit that may be available to you.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, You must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If You don't, your insurance coverage will end. See the Lapse section to learn how your insurance will end and what You can do to stop it from ending.

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Under some Group Contracts, You may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the Definitions Of Special Terms section.

Additional Premium Payments

In addition to routine premium payments, You may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Your Group Contract Holder sets up the premium payment method. Some Participants will make payments through the Group Contract Holder (who will pass them on to us). Other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See the Charges and Expenses section.

Deducting Premiums From Your Paycheck

Some Group Contract Holders might set up a way for You to make routine premium payments by deducting them from your paycheck. Each Group Contract Holder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, You may still make premium payments below the minimum directly to Prudential.

Effect of Premium Payments on Tax Status

If You pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if You make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify You and ask whether You want us to refund the premium payment. If You fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See the Charges and Expenses section.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

•

BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

•

DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. (Under some Group Contracts, we will use the Series Fund Money Market Portfolio instead of the Fixed Account.)

•

AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options You selected.

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If You have not given us complete instructions on how You want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until You furnish complete information. (Again, under some Group Contracts, we will use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Prudential will give You a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in Good Order. The minimum percent that You may allocate to an available investment option is 1%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount You may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that You may allocate to an available investment option is 1%. All allocations must be in whole percents.

•

We limit the number of times You may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount You have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

•	We do not limit the number of transfers into the Fixed Account.

For the first 20 transfers in a Certificate Year, You may transfer amounts by proper written notice, or, if available under your Group Contract, by telephone or electronically. See the Telephone and Electronic Transactions section. After You have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After You have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

While You may transfer amounts from the Fixed Account, certain restrictions may apply.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants. If we (in our own discretion) believe that a pattern of transfers or

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a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant. We will immediately notify You at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other Group Contract owners who are subject to such limitations. Group Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Group Contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Group Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Group Contract owners who violate the excessive trading policies established by the Fund. In addition, You should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Group Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or, if allowed by law, Prudential's designee) on the form we require You to use for this purpose. Prudential will give You a form to request a transfer. The form can be obtained by calling our Customer Service Center toll free at (800) 562-9874.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging, or DCA. Once the free look period ends, this feature lets You systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, You usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give You a form to request DCA. If we receive your request form in Good Order, we will start DCA processing during the next month. We will terminate the DCA arrangement when any of the following events occur:

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•	We have completed the designated number of transfers;

•	The amount You have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Prudential receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, You buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, You may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary You have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the covered person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions. Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use one of two methods to increase the Death Benefit, increasing your cost of insurance. The two methods used are the "Guideline Premium Test" or the "Cash Value Accumulation Test." Each Group Contract will use one method or the other.

Under the first method (Guideline Premium Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age:

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COVERED PERSON’S ATTAINED AGE ---------------------------	CORRIDOR PERCENTAGE -----------------------	COVERED PERSON’S ATTAINED AGE ------------------------------	CORRIDOR PERCENTAGE -----------------------
0-40 41 42 43 44 --- 45 46 47 48 49 --- 50 51 52 53 54 --- 55 56 57 58 59	250 243 236 229 222 --- 215 209 203 197 191 --- 185 178 171 164 157 --- 150 146 142 138 134	60 61 62 63 64 --- 65 66 67 68 69 --- 70 71 72 73 74 --- 75 76 77 78 79	130 128 126 124 122 --- 120 119 118 117 116 --- 115 113 111 107 107 --- 105 105 105 105 105
---	---	---	---
80 81 82 83 84 --- 85 86 87 88 89	105 105 105 105 105 --- 105 105 105 105 105	90 91 92 93 94 --- 95 96 97 98 99	105 104 103 102 101 --- 100 100 100 100 100

Under the second method (Cash Value Accumulation Test), we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the “Net Single Premium” per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the “Net Single Premium” on the 1980 CSO Male Table for certificates effective on or before December 31, 2008 and the 2001 CSO Table for certificates effective on or after January 1, 2009.

Death Claim Settlement Options

Group life insurance benefits are settled through Prudential’s Alliance Account( settlement option. The Alliance Account is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These exceptions will be paid by check. Beneficiaries may wish to consult a tax adviser regarding interest earned on the account. There are fees for special services such as stop payment requests. Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America. Once Prudential Insurance approves the claim, we will automatically establish an interest-bearing draft book (“checkbook”) account in your beneficiary’s name and your beneficiary will have immediate access to the money.

As an alternative to the Alliance Account, in some cases, your beneficiary may choose one of the following settlement options (please note availability is subject to change):

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Option 1: Payments for a Fixed Period

The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected. The total present value of payments not yet made, may be withdrawn at any time.

Option 2: Payment in Installments for Life

The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

Option 3: Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly or monthly. This option allows You or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time.

Option 4: Payments of a Fixed Amount

You or your beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. Any interest credited will be used to extend the payment period.

We will furnish, upon request, details of the settlement options at the time You or your beneficiary wishes to take advantage of one of the optional modes of settlement.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax adviser.

Changes in Face Amount of Insurance

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contract Holder and on Prudential's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when You ask. Here are some general statements about changes in your Face Amount of insurance. But You should read your Certificate to learn how changes work in your case.

Increases in Face Amount

•	Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

•	Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

•	Some Group Contracts may not allow increases at all.

•

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

•	An increase in the Face Amount will result in higher monthly insurance charges because the net Amount at Risk will increase.

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Decreases in Face Amount

•	Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	Some Group Contracts provide for automatic decreases in the Face Amount of insurance when a Participant’s salary decreases.

•

Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential will make the automatic decrease at the later of retirement, and the tenth Certificate Anniversary. We will calculate the amount of the reduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit You for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify You and ask whether You want us to process the Face Amount of insurance change. When You respond to this notification, we will process the change as You have requested in your response. Also, a decrease in coverage may limit the amount of premiums that You may contribute in the future. See the Taxes section. You should consult your tax adviser before You change the Face Amount of your insurance.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If You do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that You receive. If You redeem units from your Certificate Fund that You just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending You the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds You selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

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•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If You ask, we (or our designee) will tell You the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, You may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option You selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which we receive your request form in Good Order. We will pay You the amount withdrawn as described in the When Proceeds Are Paid section. If You redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending You the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may impose a transaction charge for each withdrawal. The charge can be up to the lesser of $20 or 2% of the amount You withdraw. We will deduct the transaction charge from the amount You withdraw. Some Group Contracts may have a limit on the number of withdrawals You can make in a year. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that You withdraw, although You generally may make additional premium payments. Withdrawals may have tax consequences. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, You must make a request to Prudential on the form that we require You to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If You do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the maximum Loan Value of your Certificate Fund. The maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, You may borrow a greater amount.

Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that You can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year. Interest payments are due the day before the Contract Anniversary. If You do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When You take a loan from your Certificate Fund, here's what happens:

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•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless You tell us to take it only from selected investment options.

•	We will start a Loan Account for You and will credit the Loan Account with an amount equal to the loan.

•

We will generally credit interest on the amount in the Loan Account at an effective annual rate that may be up to 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When You send us a payment, You should tell us whether the payment is intended as a premium payment or as a loan repayment. If You do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If You repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, You will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If You still have Certificate Debt outstanding when You surrender your Certificate or when You allow your Certificate to lapse, the amount You borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options You selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Group Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Group Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Prudential will send You a notice to tell You that your insurance is going to end, how much You must pay to stop it from ending, and when You must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificates will no longer have any value. Currently the grace period is 61 days. However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date we mailed You the notice. A Certificate that lapses with Certificate Debt may affect the way You are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, You must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and You did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, You must send the following items to Prudential (or our designee):

•	A written request for reinstatement;

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•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

•

We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections. When the original Certificate lapsed, we would have required You to pay off any outstanding Certificate Debt. We will not allow You to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future. Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless You receive a distribution from the Certificate Fund, and
•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance.

Treasury Department regulations do not provide guidance concerning the extent to which You may direct your investment in the particular variable investment options without causing you, instead of Prudential, to be considered the owner of the underlying assets. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Certificate qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Participants and will be made with such notice to affected Participants as is feasible under the circumstances.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue of the Group Contract, the Group Contract owner chooses which of these two tests will apply to Certificates within the group plan. This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases. The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable attained age factor. For Certificates under a Group Contract using the Cash Value Accumulation Test, the Death Benefit will be adjusted using the first method under “Adjustment In the Death Benefit.” See the Death Benefits section.

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Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Certificate in relation to the Death Benefit. In addition, there is a minimum ratio of Death Benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test. For Certificates under a Group Contract using the Guideline Premium Test, the Death Benefit will be adjusted using the second method under “Adjustment In the Death Benefit.” See the Death Benefits section.

Pre-Death Distributions

The tax treatment of any distribution You receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•

If You surrender your Certificate or allow it to lapse, You will be taxed on the amount You receive in excess of the premiums You paid less the untaxed portion of any prior withdrawals. For this purpose, You will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, You will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if You take the proceeds under an income payment settlement option.

•

Generally, You will be taxed on a withdrawal to the extent the amount You receive exceeds the premiums You paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans You take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•

The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if You are contemplating any of these steps.

•

If the Certificate is classified as a Modified Endowment Contract, then amounts You receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•

These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to You during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Treatment As Group Term Life Insurance

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does

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qualify as group term life insurance, there may be income tax consequences for you. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts You receive will be subject to withholding. You are not permitted to elect out of withholding if You do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If You transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If You transfer the Certificate to a person two or more generations younger than You (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if You or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;
•

Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

•

Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section. If your Certificate lapses or otherwise terminates prior to death of the Insured, the outstanding Certificate Debt will be considered an amount received for purposes of determining the taxable portion of the transaction.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges You pay under the Group Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the Group Contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges You pay under the Group Contract. We reserve the right to change these tax practices.

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DISTRIBUTION AND COMPENSATION

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential and PIMS. The Group Contracts and Certificates are offered on a continuous basis.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Group Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Group Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential will pay to the broker/dealer to cover both the registered representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Prudential may require the registered representative to return all of the first year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of side fund value net of loans, may also be payable each year. We may also compensate other registered representatives of Prudential for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2008, December 31, 2007 and December 31, 2007 were $0, $0, and $9,776, respectively. During 2008, 2007, and 2006, PIMS retained none of those commissions. Finally, registered representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industries in which Prudential operates, including in both cases businesses that have either been divested or

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placed in wind-down status. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which Prudential engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest.

From November 2002 to March 2007, eleven separate complaints were filed and amended against Prudential Financial, Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In December 2007, the Prudential defendants answered the complaints and asserted counterclaims against each plaintiff for breach of contract and cross-claims against Leeds Morelli & Brown for breach of contract and the covenant of good faith and fair dealing, fraudulent inducement, indemnification and contribution. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

Prudential, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In addition, in April 2008, Prudential reached a settlement of proceedings regarding these matters with District Attorneys of San Diego, Los Angeles and Alameda counties. Pursuant to this settlement, Prudential paid $350,000 in penalties and costs. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the

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multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice. Plaintiffs have appealed to the Third Circuit Court of Appeals.

In April 2005, Prudential voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to wind-down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential’s property and casualty insurance operations that were sold in 2003. In August 2008, Prudential Financial, Inc. (“PFI”) reached a resolution of the investigations by the SEC. The SEC’s complaint in this matter, filed on August 6, 2008 in the United States District Court for the District of New Jersey, alleges, among other things, that Prudential’s property and casualty insurance operations improperly accounted for the reinsurance contracts resulting in overstatements of PFI’s consolidated results for the years 2000, 2001 and 2002 in certain of PFI’s reports filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in violation of the financial reporting, books-and-records and internal control provisions of the Exchange Act. In connection with the settlement, PFI has consented to entry of a final judgment enjoining it from future violations of specified provisions of the Exchange Act and related rules and regulations of the SEC thereunder. The settlement, in which PFI neither admits nor denies the allegations in the complaint, resolves the SEC’s investigations into these matters without the imposition of any monetary fine or penalty. The settlement documents include allegations that may result in litigation, adverse publicity and other potentially adverse impacts to PFI’s businesses.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. In March 2008, the court granted plaintiffs’ motion to conditionally certify a nationwide class. In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, on behalf of agents who sold Prudential’s financial products. The complaint alleges claims that Prudential failed to pay overtime and provide other benefits in violation of federal and California law and seeks compensatory and punitive damages in unspecified amounts. In September 2008, the Wang matter was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder lawsuit. In January 2009, an amended complaint was filed in the consolidated matter which adds wage claims based on the laws of thirteen additional states.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”), filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. Prudential’s financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million in “Change in net unrealized capital gains (loss)”, reflecting these payments to plan clients and certain related costs. In September 2008, the court denied State Street defendants’ motion to dismiss the claims for damages and other relief under Section 502(a)(2) of ERISA but dismissed the claim for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow in a particular quarterly or

36

annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on its financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

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ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into subaccounts. Each variable investment option is a subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each subaccount are segregated from the assets of each other subaccount.

Attained Age - Your age as defined by the Group Contract.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount You receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt any transaction charge and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans You borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to You under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Continued Coverage - Under some Group Contracts, You may continue your insurance coverage even if You are no longer an Eligible Group Member. This type of insurance coverage is called Continued Coverage. Cost of insurance rates and charges may increase under a Continued Coverage Certificate since the Covered Person under a Continued Coverage certificate may no longer be considered to be a member of the Group Contract Holder's group for purposes of determining those rates and charges.

Contract Anniversary - The same date each year as the Contract Date.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Group Contract Holder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

Group Contract Holder - The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of such a group that joins a multiple employer trust, that group exercises the rights accorded to a Group Contract Holder as described throughout this prospectus and in the trust participation agreement.

Guideline Annual Premium - A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain

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assumptions set forth in a rule of the SEC. Upon request, Prudential will advise You of the Guideline Annual Premium under the Certificate.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Loan Value - The amount (before any applicable transaction charge) that You may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if You take distributions (such as withdrawals, loans or assignments) from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - Generally, the Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If You validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.

You - A Participant.

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To Learn More About Prudential Group Variable Universal Life

To learn more about the Group variable universal life Contract, You can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2009. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PAGE

The Prudential Insurance Company of America	2
The Prudential Variable Contract Account GI-2	2
Principal Underwriter	2
Distribution and Compensation	2
Services Performed by Third Parties	3
State Regulation	4
ERISA Considerations	4
Performance Data	5
Ratings and Advertisement	5
Premiums	6
Processing Premium Payments	6
Information in Good Order	6
Rules That Apply	6
Experts	6
Financial Statements	7

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The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3177, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer. Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

Investment Company Act of 1940: Registration No.: 811-07545

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Supplement Dated May 1, 2009

To Prospectus Dated May 1, 2009

For Group Variable Universal Life Insurance

This document is a supplement to the prospectus dated May 1, 2009 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that Prudential offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates. In this supplement, we describe the Funds that are available to you under the Group Contract and Certificates.

The following table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Funds. More detail concerning each Fund’s fees and expenses as well as objective and investment strategy is contained in this document and in the prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	2.27%

THE FUNDS

Set out below is a list of each Fund in which the Separate Account may currently invest. Also included are each Fund’s investment objective and principal strategies, investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

THE PRUDENTIAL SERIES FUND, INC.

(Class I Shares)

Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. The Portfolio may invest in foreign securities.

Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio may invest up to 20% of its total assets in debt securities issued outside the U.S., by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stock of major established companies, as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities.

Flexible Managed Portfolio: The investment objective is a total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities.

Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Government Income Portfolio: The investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities, and collateralized mortgage obligations. The Portfolio may invest up to 20% of its investable assets in other securities, including corporate debt securities.

High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% of its investable assets in high-yield/high-risk debt investments. The Portfolio may invest up to 20% of its total assets in foreign debt obligations.

Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that the investment subadviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities.

Jennison 20/20 Focus Portfolio: The investment objective is long-term growth of capital. The Portfolio primarily invests in approximately 40 equity and equity-related securities of U.S. companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capital appreciation potential. The Portfolio may invest up to 20% of its total assets in foreign securities.

Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign.

Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio may invest up to 50% of its total assets in foreign equity and equity-related securities.

Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the “S&P SmallCap 600 Index”) by normally investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) by normally investing at least 80% of its investable assets in S&P 500 stocks.

Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that the investment subadviser believes are undervalued - those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITS) and up to 30% of its total assets in foreign securities.

Investment Manager

Prudential Investments LLC (“PI”) serves as the investment manager of the Series Fund Portfolios.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the Management Agreements), provide that PI (the Investment Manager) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

Investment Subadvisers

Jennison Associates LLC (“Jennison”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Jennison Portfolio, the Jennison 20/20 Focus Portfolio, the Natural Resources Portfolio, and the Value Portfolio. Jennison also serves as a subadviser for a portion of the assets of the Equity Portfolio and the Global Portfolio.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the subadviser for the Diversified Bond Portfolio, the Government Income Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio. PIM also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio, the Flexible Managed Portfolio, and the Global Portfolio.

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Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of PIM, serves as the subadviser for the Small Capitalization Stock Portfolio and the Stock Index Portfolio. QMA also serves as a subadviser for a portion of the assets of the Conservative Balanced Portfolio, the Flexible Managed Portfolio, and the Global Portfolio.

ClearBridge Advisors LLC (“ClearBridge”), a wholly-owned subsidiary of Legg Mason, serves as a subadviser for a portion of the assets of the Equity Portfolio.

LSV Asset Management (“LSV”) serves as a subadviser for a portion of the assets of the Global Portfolio.

Marsico Capital Management, LLC (“MCM”) serves as a subadviser for a portion of the assets of the Global Portfolio.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as the subadviser for a portion of the assets of the Global Portfolio.

William Blair & Company LLC (“William Blair”) serves as a subadviser for a portion of the assets of the Global Portfolio.

THE PRUDENTIAL SERIES FUND, INC. (Class I Shares)
Fund Name	Investment Management Fees[5]	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	12b-1 Fees	Total Expenses[2]
Conservative Balanced Portfolio	0.55%	0.04%	--	--	0.59%
Diversified Bond Portfolio	0.40%	0.05%	--	--	0.45%
Equity Portfolio	0.45%	0.03%	--	--	0.48%
Flexible Managed Portfolio	0.60%	0.04%	--	--	0.64%
Global Portfolio	0.75%	0.09%	--	--	0.84%
Government Income Portfolio	0.40%	0.13%	--	--	0.53%
High Yield Bond Portfolio	0.55%	0.03%	--	--	0.58%
Jennison Portfolio	0.60%	0.03%	--	--	0.63%
Jennison 20/20 Focus Portfolio	0.75%	0.07%	--	--	0.82%
Money Market Portfolio	0.40%	0.03%	--	--	0.43%
Natural Resources Portfolio	0.45%	0.05%	--	--	0.50%
Small Capitalization Stock Portfolio	0.40%	0.07%	--	--	0.47%
Stock Index Portfolio	0.35%[4]	0.02%	--	--	0.37%
Value Portfolio	0.40%	0.03%	--	--	0.43%

1.

Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2008.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

2.

Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Government Income Portfolio: 0.75%; Stock Index Portfolio: 0.75%.

3.

Each of the Asset Allocation Portfolios are responsible for the payment of its own "Other Expenses," including, without limitation, custodian fees, legal fees, trustee fees and audit fees, in accordance with the terms of the management agreement.

4.	The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.
5.

The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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AIM VARIABLE INSURANCE FUNDS

(Series I Shares)

AIM V.I. Core Equity Fund: The fund’s investment objective is growth of capital. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio managers belive have the potential for above-average growth in earnings.

AIM V.I. Government Securities Fund: The fund’s investment objective is a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the U.S. Government or its agencies and instrumentalities.

AIM V.I. International Growth Fund: The fund’s investment objective is long-term growth of capital. The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities.

AIM V.I. Small Cap Equity Fund: The fund’s investment objective is capital growth. The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies engaged primarily in technology-related industries.

AIM V.I. Utilities Fund: The fund’s investment objective is capital growth and income. The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in equity securities of issuers engaged primarily in utilities-related industries.

Invesco Aim Advisors, Inc. serves as the investment adviser of each of the above-mentioned funds. The sub-advisers for the AIM V.I. Dynamics Fund, AIM V.I. Global Health Care Fund, AIM V.I. International Growth Fund, AIM V.I. Technology Fund, and AIM V.I. Utilities Fund are Invesco Trimark Ltd..; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited. The sub-advisers for the AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund are Invesco Trimark Ltd.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited.

AIM VARIABLE INSURANCE FUNDS- (Series I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses(1)	12b-1 Fees	Total Expenses
AIM V.I. Core Equity (2)	0.61%	0.29%	0.01%	--	0.91%
AIM V.I. Government Securities Fund (3)	0.46%	0.30%	0.01%	--	0.77%
AIM V.I. International Growth Fund (2)	0.71%	0.35%	0.02%	--	1.08%
AIM V.I. Small Cap Equity Fund (4)	0.75%	0.34%	0.01%	--	1.10%
AIM V.I. Utilities Fund (5)	0.60%	0.36%	--	--	0.96%

Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

1.

Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

2.

The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 4) of Series I shares to 1.30% of average daily net assets.

3.

The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 4) of Series I shares to 0.73% of average daily net assets.

4.

The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 4) of Series I shares to 1.15% of average daily net assets.

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5.

The Fund's advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 4) of Series I shares to 0.93% of average daily net assets.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Class A Shares)

AllianceBernstein International Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio’s investment process relies upon comprehensive fundamental company research produced by the Adviser’s large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research driven stock selection is the primary driver of the Portfolio’s return and all other decisions, such as country allocation, are generally the result of the stock selection process. The Adviser’s International Research Growth Portfolio Oversight Group, in consultation with the senior sector analysts, is responsible for determining the market sectors into which the Portfolio’s assets are invested and the percentage allocation into each sector. They also consider input from the heads of global sector research with the goal of identifying the most attractive portfolio candidates that display superior earnings growth and reasonable valuations. The Portfolio Management Team then builds a portfolio concentrated in our best research-driven investment ideas which capitalizes on the insights of our fundamental research within the optimal risk/reward framework.

AllianceBernstein Real Estate Investment Portfolio: The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, or REOLs. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

AllianceBernstein Small Cap Growth Portfolio: The Portfolio’s investment objective is long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). `

AllianceBernstein L.P. ("the Adviser") is the investment adviser to each of the above-mentioned funds.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (Class A Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AllianceBernstein International Growth Portfolio	0.75%	0.35%	--	--	1.10%
AllianceBernstein Real Estate Investment Portfolio	0.55%	0.90%	--	--	1.45%
AllianceBernstein Small Cap Growth Portfolio	0.75%	1.05%	--	--	1.80%

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AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

(Class I Shares)

VP Balanced Fund: The fund seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

VP International Fund: The fund seeks capital growth.

VP Value Fund: The fund seeks long-term capital growth. Income is a secondary objective.

The investment adviser for the VP Balanced Fund and the VP Value Fund above are American Century Investment Management, Inc. ("ACIM"). The investment adviser for the VP International Fund above is American Century Global Investment Management, Inc., (“ACGIM”).

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AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses[1]	Acquired Portfolio Fees and Expenses	12b-1 Fees[2]	Total Expenses
VP Balanced Portfolio	0.90%[3]	0.01%	--	--	0.91%
VP International Portfolio	1.36%[4]	0.01%	--	--	1.37%
VP Value	0.94%[3]	0.01%	--	--	0.95%

1.	Other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.
2.	The 12b-1 fee is used to compensate insurance companies for distribution and other shareholder services.
3.

The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

4.

The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund’s most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. The fee shown has been restated to reflect current fees. As a result, the Total Annual Fund Operating Expenses in this table differ from those shown in the Financial Highlights. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

THE DREYFUS FUNDS

(Initial Shares)

Dreyfus Variable Investment Funds (“Dreyfus VIF”)

Dreyfus VIF - Developing Leaders Portfolio: Seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in small companies with market capitalizations of less than $2 billion at the time of purchase. Because the portfolio may continue to hold a security whose market capitalization grows, a substantial portion of the portfolio’s holdings can have market capitalizations in excess of $2 billion at any given time. The portfolio’s investments may include common stocks, preferred stocks and convertible securities. The portfolio managers will select stocks through a “bottom-up” approach that seeks to identify undervalued securities using a quantitative screening process. This process is driven by a proprietary quantitative model which measures more than 40 stock characteristics to identify and rank stocks based on: fundamental momentum; relative value; future value; long-term growth; and additional factors. Next, through a “bottom-up” approach, the portfolio managers will focus on stock selection as opposed to making proactive decisions about industry or sector exposure. The portfolio managers will attempt to construct a portfolio that has exposure to industries and market capitalizations that is generally similar to the portfolio’s benchmark.

Dreyfus VIF - International Equity Portfolio: Seeks capital growth. To pursue this goal, the portfolio primarily invests in growth stocks of foreign companies. Normally, the portfolio invests at least 80% of its assets in stocks, including common stocks, preferred stocks and convertible securities. In choosing stocks, the portfolio manager considers: key trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; company fundamentals and long-term trends in currency movements. Within markets and sectors determined to be relatively attractive, the portfolio manager seeks what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio manager generally will sell securities when themes or strategies change or when the portfolio manager determines that a company’s prospects have changed or that its stock is fully valued by the market.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above-mentioned portfolios and funds. The principal distributor of the portfolios and funds is "MBSC Securities Corporation" ("MBSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166. The sub-adviser for the Appreciation Portfolio is Fayez Sarofim & Co.; the subadviser for the International Equity Portfolio is Newton Capital Management, Ltd.

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THE DREYFUS CORPORATION (INITIAL SHARES)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Dreyfus Variable Investment Funds
Dreyfus VIF - Developing Leaders Portfolio	0.75%	0.08%	--	--	0.83%
Dreyfus VIF - International Equity	0.75%	0.35%	--	--	1.10%

DWS VARIABLE SERIES II

(Class A Shares)

DWS Blue Chip VIP: The portfolio seeks growth of capital and income. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the Standard & Poor’s 500® Composite Stock Price Index and that portfolio management considers to be “blue chip” companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industry and strong management.

DWS Dreman Small Mid Cap Value VIP: The portfolio seeks long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small (similar in size to those in the Russell 2000® Value Index) and mid-size (similar in size to those in the Russell MidCap® Value Index) US companies.

DWS Government & Agency Securities VIP: The portfolio seeks high current income consistent with preservation of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities.

DWS High Income VIP: The portfolio seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

DWS Strategic Income VIP: The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating (i.e., below grade BBB/Baa). The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks. In addition to the portfolio’s main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation overlay strategy.

DWS Technology VIP: The portfolio seeks growth of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. The portfolio may invest in companies of any size. In addition, the portfolio may invest in initial public offerings. While the portfolio invests mainly in US stocks, it could invest up to 35% of its net assets in foreign securities.

The investment advisor of the portfolios is Deutsche Investment Management Americas Inc. (“Deutsche”). Dreman Value Management L.L.C. (“Dreman”) is the subadvisor to the DWS Dreman Small Cap Value VIP portfolio.

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DWS VARIABLE SERIES II (FORMERLY SCUDDER VARIABLE SERIES II (Class A Shares)
Fund Name	Investment Management Fees[1]	Other Expenses[1]	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
DWS Blue Chip VIP	0.55%	0.16%	--	--	0.71%
DWS Dreman Small Mid Cap Value VIP	0.64%	0.15%	--	--	0.79%
DWS Government & Agency Securities VIP[2]	0.45%	0.18%	--	--	0.63%
DWS High Income VIP	0.50%	0.21%	--	--	0.71%
DWS Strategic Income VIP[3]	0.55%	0.29%	--	--	0.84%
DWS Technology VIP	0.66%	0.29%	--	--	0.95%

1.

"Management Fee" restated on an annualized basis to reflect fee changes which took effect May 1, 2008. "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

2.

Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.65%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

3.

Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.82%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, the Advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2009.

FRANKLIN(r) TEMPLETON(r) VARIABLE INSURANCE PRODUCTS TRUST

(Class 2 Shares)

Franklin Large Cap Value Securities Fund: Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities, focusing on those the manager believes to be undervalued.

Franklin Small Cap Value Securities Fund: Seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities.

Templeton Developing Markets Securities Fund: Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests predominantly in equity securities.

Templeton Foreign Securities Fund: Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Templeton Global Asset Allocation Fund: Seeks high total return. The Fund normally invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market securities. The Fund normally invests substantially to primarily in equity securities.

Templeton Global Bond Securities Fund: Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills, and debentures. The Fund may invest a portion of its total assets in bonds rated below investment grade and a significant portion of its assets in foreign securities.

Templeton Growth Securities Fund: Seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Templeton Investment Counsel, LLC serves as the investment adviser for the Templeton Foreign Securities Fund and the Templeton Global Asset Allocation Fund. Franklin Advisers, Inc. serves as the investment adviser for the Templeton Large Cap Value Securities Fund and the Templeton Global Bond Securities Fund, and acts as sub-adviser

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for the Templeton Global Asset Allocation Fund. Templeton Asset Management Ltd. serves as the investment advisor for the Templeton Developing Markets Securities Fund, and serves as sub-adviser for the Templeton Growth Securities Fund. Templeton Global Advisers Limited serves as the investment adviser for the Templeton Growth Securities Fund. Franklin Advisory Services, LLC serves as the investment adviser for the Franklin Small Cap Value Securities Fund.

FRANKLIN(r) TEMPLETON(r) VARIABLE INSURANCE PRODUCTS TRUST (Class 2 Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Franklin Large Cap Value Securities Fund[1,2]	0.75%	0.37%	0.03%	0.25%	1.40%
Franklin Small Cap Value Securities Fund[1]	0.52%	0.16%	0.01%	0.25%	0.94%
Templeton Developing Markets Securities Fund[1]	1.24%	0.29%	0.01%	0.25%	1.79%
Templeton Foreign Securities Fund [1]	0.64%	0.15%	0.02%	0.25%	1.06%
Templeton Global Asset Allocation Fund[3]	0.65%	0.29%	--	0.25%	1.19%
Templeton Global Bond Securities Fund[4]	0.47%	0.11%	--	0.25%	0.83%
Templeton Growth Securities Fund[5]	0.74%	0.04%	--	0.25%	1.03%

1.

The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is the “acquired fund” in this case) to the extent that the Fund’s fees and expenses of the acquired fund. This reduction is required by the Trust’s board of trustees and an exemptive order of the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.

2.

The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total annual Fund operating expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.68% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2010. This waiver is separate from the waiver related to the Sweep Money Fund.

3.

The investment manager and administrator have contractually agreed to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that total annual Fund operating expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.83% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2010. The fund’s name changed from Templeton Global Income Securities Fund effective as of May 1, 2009.

4.	The Fund administration fee is paid indirectly through the management fee.

JANUS ASPEN SERIES

(Institutional Shares)

Enterprise Portfolio (formerly Mid Cap Growth Portfolio): Seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Portfolio (formerly Large Cap Growth Portfolio): Seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the Portfolio’s weighted average market capitalization was $52.1 billion.

Overseas Portfolio (formerly International Growth Portfolio): Seeks long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

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Worldwide Portfolio (formerly Worldwide Growth Portfolio): Seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets

Janus Capital Management LLC ("Janus Capital") serves as the investment adviser. Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned portfolios.

JANUS ASPEN SERIES (Institutional Shares)
Fund Name	Investment Management Fees [1]	Other Expenses	Acquired Portfolio Fees and Expenses[2]	12b-1 Fees	Total Expenses[3]
Enterprise Portfolio[4]	0.64%	0.03%	--	--	0.67%
Janus Portfolio[5]	0.64%	0.02%	0.01%	--	0.67%
Overseas Portfolio[6]	0.64%	0.05%	--	--	0.69%
Worldwide Portfolio[7,8]	0.50%	0.03%	--	--	0.53%

All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

1.

The ‘‘Management Fee’’ is the investment advisory fee rate paid by each Portfolio to Janus Capital. For Worldwide Portfolio, this fee may go up or down monthly based on the Portfolio’s performance relative to it’s benchmark index over the performance measurement period.

2.

‘‘Acquired Portfolio’’ means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested in during the period. The “portfolio’s ratio of gross expenses to average net assets” appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.

3.

Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios’ total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired portfolio fees and expenses) to certain limits until at least May 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the “Management Expenses” section of the prospectus.

4.	Formerly named Mid Cap Growth Portfolio.
5.	Formerly named Large Cap Growth Portfolio.
6.	Formerly named International Growth Portfolio.
7.

Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee. Refer to ‘‘Management Expenses’’ section in this Prospectus for additional information with further description in the Statement of Additional Information.

8.	Formerly named Worldwide Growth Portfolio.

J.P. MORGAN INSURANCE TRUST

(Class I Shares)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio: The investment objective is long-term capital growth. The Portfolio normally invests at least 80% of its assets in common and preferred stocks, rights, warrants, convertible securities, and other equity securities of mid-cap companies. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of the Portfolio assets. The Portfolio may invest any portion of its assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments, or repurchase agreements.

JPMorgan Insurance Trust Core Bond Portfolio (includes all assets from JPMorgan Bond Portfolio): Seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity. Under normal circumstances, the Portfolio invests at least 80% of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities that are believed to have the potential to provide a high total return over time. “Assets” means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Portfolio’s duration within one year of that of the Lehman Aggregate Bond Index.

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JPMorgan Insurance Trust U.S. Equity Portfolio (formerly JPMorgan Insurance Trust Diversified Equity Portfolio which included all assets from JPMorgan U.S. Large Cap Core Equity Portfolio): Seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of large-cap U.S. companies whose market capitalizations are over $2 billion at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Portfolio’s weighting are similar to those of the S&P 500 Index. The Portfolio seeks to maintain sector weightings within +/-3% of the S&P 500 Index

JPMorgan Insurance Trust International Equity Portfolio (includes all assets from JPMorgan International Equity Portfolio): Seeks to provide high total return from a portfolio of equity securities of foreign companies. Under normal circumstances, the Portfolio invests at least 80% of the value of its Assets in equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The advisor seeks to diversify the Portfolio’s investments by investing in at least three different issuers in companies other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country. The Portfolio intends to invest in companies (or governments) in the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the subadviser may select from time to time. A substantial part of the Portfolio’s assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. The Portfolio may also invest in companies or governments in emerging markets.

JPMorgan Insurance Trust Small Cap Core Portfolio (formerly JPMorgan Insurance Trust Small Cap Equity Portfolio which included all assts from JPMorgan Small Company Portfolio ): Seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies whose market capitalizations are equal to those within the universe of the Russell 2000® Index at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Sector by sector, the Portfolio’s weightings are similar to those of the Russell 2000 Index. The Portfolio can moderately underweight or overweight sectors when it believes it will benefit performance.

JPMorgan Investment Advisors Inc. ("JPMIA ") serves as the investment adviser to the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, JPMorgan Insurance Trust Core Bond Portfolio, and the JPMorgan Insurance Trust U.S. Equity Portfolio. J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the investment adviser to the JPMorgan Insurance Trust International Equity Portfolio and the JPMorgan Insurance Trust Small Cap Core Portfolio.

J.P. MORGAN
Fund Name	Investment Management Fees	Other Expenses[1]	Acquired Portfolio Fees and Expenses[2]	12b-1 Fees	Total Expenses[3]
JPMorgan Intrepid Mid-Cap Portfolio	0.65%	0.36%	--	--	1.01%
JPMorgan Insurance Trust Core Bond Portfolio	0.40%	0.23%	--	--	0.63%
JPMorgan Insurance Trust U.S. Equity Portfolio	0.55%	0.23%	--	--	0.78%
JPMorgan Insurance Trust International Equity Portfolio	0.60%	0.36%	--	--	0.96%
JPMorgan Insurance Trust Small Cap Core Portfolio	0.65%	0.37%	0.01%	--	1.03%

1.	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.
2.

“Acquired Fund Fees and Expenses” are based on the allocation of the Portfolio’s assets among the acquired funds calculated on a daily basis through the Portfolio’s last fiscal years end. This amount reflects the allocation only through the fiscal year ending 12/31/08. “Acquired Fund Fees and Expenses” will vary with the changes in the expenses of the Acquired Funds as well as the allocation of the Portfolio’s assets and may be higher or lower than those shown.

3.

The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

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LAZARD RETIREMENT SERIES, INC.

(Service shares)

Lazard Retirement Emerging Markets Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions. However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

Lazard Retirement International Equity Portfolio: The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia and Far East (EAFE®) Index (ranging from approximately $236 million to $222.45 billion as of December 31, 2006) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. In choosing stocks for the Portfolio, the Investment manager looks for established companies in economically developed countries. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Lazard Retirement U.S. Small-Mid Cap Equity Portfolio (formerly Lazard Retirement Small Cap Equity Portfolio): The Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of small to mid capitalization U.S. companies. The Investment Manager considers “small-mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500® Index (ranging from approximately $36 million to $7.3 billion as of July 31, 2008). Because “small-mid cap companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio may invest may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of that company increases such that the company no longer meets the definition of a “small-mid cap company.” Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small-mid cap U.S. companies. The Investment Manager seeks to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap, mid cap and global research platforms

Lazard Asset Management LLC ("Lazard"), a Delaware limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios.

LAZARD RETIREMENT SERIES, INC. (Service Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Emerging Markets Equity Portfolio[1]	1.00%	0.27%	--	0.25%	1.52%
International Equity Portfolio[2]	0.75%	0.17%	--	0.25%	1.17%
U. S. Small Cap Equity Portfolio[2]	0.75%	0.41%	--	0.25%	1.41%

1.

The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2009, to the extent Total Annual Portfolio Operating Expenses exceed 1.60%, of the average daily net assets of the Portfolio’s Service Shares.

2.

The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2009, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the average daily net assets of the Portfolio’s Service Shares.

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MFS(r) VARIABLE INSURANCE TRUSTsm

(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

MFS Research Bond Series: Seeks total return (high current income and long-term growth of capital) by investing, under normal market conditions, at least 80% of its net assets in fixed income securities such as U.S. investment grade corporate fixed income securities, U.S. Government securities, U.S. high yield fixed income securities, Foreign fixed income securities, and mortgage and asset-backed securities.

MFS Strategic Income Series: Seeks to provide high current income and capital appreciation by investing in fixed income securities such as U.S. government securities, foreign government securities, mortgage and asset-backed securities, corporate bonds, and emerging market securities.

The investment adviser for each series is Massachusetts Financial Services Company ("MFS").

MFS(r) VARIABLE INSURANCE TRUSTsm (Initial Class Shares)
Fund Name	Investment Management Fees	Other Expenses[1]	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses [1]
MFS Research Series	0.75%	0.13%	--	--	0.88%
MFS Research Bond Series	0.50%	0.14%	--	--	0.64%
MFS Strategic Income Series[2]	0.70%	0.47%	--	--	1.17%

1.

The fund has entered into an expense offset arrangement that reduces the fund’s custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

2.

MFS has agreed in writing to bear the funds’ expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.10% annually for the Money Market Series). This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses,

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

(Class I Shares)

Neuberger Berman AMT Growth Portfolio: Seeks growth of capital. To pursue this goal, the portfolio normally invests in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap ® Index. The portfolio seeks to reduce risk by diversifying among many companies, sectors and industries.

Neuberger Berman AMT Partners Portfolio: Seeks growth of capital by investing mainly in common stocks of mid- to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The portfolio managers look for well-managed companies with strong balance sheets whose stock prices are believed to be undervalued.

Neuberger Berman AMT Short Duration Bond Portfolio (formerly AMT Lehman Brothers Short Duration Bond Portfolio): Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

Neuberger Berman AMT Socially Responsive Portfolio: Seeks long-term growth of capital.

Neuberger Berman Management LLC ("NBM") serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios.

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NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("AMT") (Class I Shares)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
AMT Growth Portfolio[1]	0.85%	0.19%	--	--	1.04%
AMT Short Duration Bond Portfolio[1]	0.65%	0.09%	--	--	0.74%
AMT Partners Portfolio[1]	0.84%	0.11%	--	--	0.95%
AMT Socially Responsive Portfolio	0.83%	0.09%	--	--	0.92%

1.

Neuberger Berman Management LLC ("NBM") has undertaken through December 31, 2012 to waive fees and/or reimburse certain operating expenses, including the compensation of NBM (except with respect to the Growth Portfolio) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Portfolio’s average daily net asset value. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

PIMCO VARIABLE INSURANCE TRUST

(Administrative Class)

All Asset Portfolio: Seeks maximum real return consistent with preservation of real capital and prudent investment management.

Long-Term U.S. Government Portfolio: Seeks maximum total return, consistent with preservation of capital and prudent investment management.

Total Return Portfolio: Maximum total return, consistent with preservation of capital and prudent investment management.

Pacific Investment Management Company LLC. serves as the investment adviser to each of the above-mentioned portfolios.

PIMCO VARIABLE INSURANCE TRUST (Administrative Class)
Fund Name	Investment Management Fees[1]	Other Expenses	Acquired Portfolio Fees and Expenses	Service Fees	12b-1 Fees	Total Expenses
All Asset Portfolio	0.425%	--	0.760%[2]	0.15%	--	1.335%[3]
Long-Term U.S. Government Portfolio	0.475%	0.010%[4]	--	0.15%	--	0.635%
Total Return Portfolio	0.50%	0.23%[4]	--	0.15%	--	0.880%

1.	"Management Fees" reflect an advisory fees and a supervisory and administrative fees payable by the Fund to PIMCO.
2.

Acquired Fund Fees and Expense (Underlying Fund Expenses) for the Portfolio are based upon an allocation of the Portfolio's Assets among the Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these underlying Funds. Acquired Fund Fees and Expenses (Underlying Fund Expenses) will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above.

3.

The Total Annual Portfolio Operating Expenses do not match the Ratio of Expense to Average Net Assets of the Portfolio, as set forth in the Financial Highlights table of the shareholder report, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Underlying Fund Expenses.

4.

"Other Expenses" reflect interest expense. Interest expense is based on the amounts incurred during the Portfolio's most recent fiscal year as a result of entering into certain investment, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the Portfolio's use of those investments (like reverse repurchase agreements) as an investment strategy.

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T. ROWE PRICE

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

New America Growth Portfolio: Seeks long-term capital growth by investing primarily in common stocks of growth companies.

Personal Strategy Balanced Portfolio: Seeks the highest total return over time, consistent with an emphasis on both capital appreciation and income.

T. Rowe Price International Series, Inc.

International Stock Portfolio: Seeks long-term growth of capital by investing primarily in the common stocks of established non-U.S. companies.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price International, Inc. ("Price International"), an indirect subsidiary of T. Rowe Price, serves as investment adviser to the International Stock Portfolio.

T. Rowe Price
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
T. Rowe Price Equity Series. Inc.
Equity Income Portfolio	0.83%	0.01%	0.01%	--	0.85%
New America Growth Portfolio	0.60%	0.08%	0.17%	--	0.85%
Personal Strategy Balanced Portfolio	0.90%	--	--	--	0.90%[1]
T. Rowe Price International Series, Inc.
International Stock Portfolio	0.93%	0.07%	0.05%	--	1.05%

1.

Excludes expenses permanently waived 0.04%, 0.02%, 0.02%, 0.02%, and 0.03%, of average net assets for the years ended 12/31/08, 12/31/07, 12/31/06, 12/31/05, and 12/31/04, respectively, related to investments in T. Rowe Price mutual funds.

VAN ECK GLOBAL WORLDWIDE INSURANCE TRUST

(Initial Class)

Worldwide Hard Assets Fund: The Portfolio seeks long-term capital appreciation.

Worldwide Multi-Manager Alternatives Fund (formerly Worldwide Absolute Return Fund): The Portfolio seeks consistent absolute (positive) returns in various market cycles.

The Investment Adviser for the above mentioned funds is Van Eck Associates Corporation. The Subadvisers for the Worldwide Multi-Managers Alternatives Fund are Analytic Investors, LLC (“Analytic”), Clutterbuck Capital Management LLC (“CCM”), Columbus Circle Investors (“CCI”), Dix Hills Partners, LLC (“Dix Hills”), Lazard Asset Management LLC (“LAM”), Martingale Asset Management, L.P. (“Martingale”), PanAgora Asset Management, Inc. (“PanAgora”), and Tetra Capital Management LLC (“Tetra”).

15

VAN ECK GLOBAL WORLDWIDE INSURANCE TRUST (Initial Class)
Fund Name	Investment Management Fees	Other Expenses	Acquired Portfolio Fees and Expenses	12b-1 Fees	Total Expenses
Worldwide Hard Assets Fund	0.88%	0.11%	0.01%	--	1.00%
Worldwide Multi-Managers Alternatives Fund	1.05%	1.09%	0.13%	--	2.27%[1]

1.

Net effect of expenses reimbursement by Adviser to average net assets for the period ended 12/31/06 was 1.50%. Expense waiver excludes 1.10% of dividends on securities sold short and 0.13% acquired expenses.

A complete description of the Funds, their objectives and investment strategies can be found in the respective Fund prospectuses, which can be obtained by calling our Customer Service Center at (800) 562-9874. You should read the Fund prospectuses before You decide to allocate assets to a variable investment option. There is no assurance that the investment objectives of the Funds will be met.

16

Supplement Dated May 1, 2009

to Prospectus Dated May 1, 2009

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Executive Group Plans

This document is a supplement to the prospectus dated May 1, 2009 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance[1]
Minimum and Maximum Guaranteed Charge	Monthly

Certificates effective on or before 12/31/2008:

Maximum - $83.34

Minimum - $0.10

Representative guaranteed charge - $0.81[3]

Certificates effective on or after 01/01/2009:

Maximum - $50.48

Minimum - $0.04

Representative guaranteed charge - $0.59[3]
Net Interest on Loans[4]	Annually	2%
*Additional Insurance Benefits[2]:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.08[5] Minimum - $0.08[5]
Representative current charge - $0.08[6]
Spouse Dependents Term Life Insurance	Monthly	Maximum - $0.06[5] Minimum - $2.19[5]
Representative current charge - $.25[7]

*

The charges shown for Cost of Insurance and AD&D on employee’s life are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage, $100 child coverage if the child is less than 6 months old, and $4,000 child coverage if the child is 6 months old and over.

1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.

The representative guaranteed charge for cost of insurance is a sample rate charged for a 49 year old insured guaranteed under contract. The representative cost of insurance may vary by Executive Group Plan based on age and most common rating class of actual certificates.

4.

The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
6.	The representative current charge for additional insurance benefits are sample rates currently charged.
7.	The representative current charge for spouse term insurance is a sample rate currently charged for a 51 year old insured, who is the spouse of an active employee.

2

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.41%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met. There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers. The full names of the investment subadvisers and investment advisers are listed immediately following each chart. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
Diversified Bond	The investment objective is a high level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	The investment objective is long-term growth of capital.	Jennison Clearbridge
Flexible Managed	The investment objective is a total return consistent with an aggressively managed diversified portfolio.	PIM QMA

3

Global	The investment objective is long-term growth of capital.	PIM QMA Jennison LSV MCM T. Rowe Price William Blair
Jennison	The investment objective is long-term growth of capital.	Jennison
Money Market	The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Stock Index	The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	The investment objective is capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	ClearBridge Advisors LLC (“ClearBridge”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
DWS High Income VIP	The investment objective is to provide a high level of current income.	Deutsche
Templeton Foreign Securities Fund	The investment objective is long-term capital growth.	Investment Counsel
Janus Overseas Portfolio	The investment objective is long-term growth of capital.	Janus Capital
Janus Portfolio	The investment objective is long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	The investment objective is long-term capital appreciation.	Lazard
MFS Research Series	The investment objective is long-term growth of capital and future income.	MFS
T. Rowe Price Equity Income Portfolio	The investment objective is substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe New America Growth Fund	The investment objective is long-term capital growth.	T. Rowe Price

4

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds. The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser. In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund. The existence of a 12b-1 fee will always increase the overall cost of investing in those funds. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Funds that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product. We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. As of May 1, 2009, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund. The service fees received from The Prudential Series Fund are 0.05%. Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Portfolios currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under your Group Contract are as follows:

Charges for Taxes on Premium Payments. Prudential deducts a charge from each premium payment. This charge is to compensate Prudential for a portion of the costs and taxes we incur in selling the Group Contract and Certificates.

Daily charges for mortality and expense risks. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

5

Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3 for administrative expenses from your Certificate Fund.

For certificates currently available to the largest existing group case, the highest current rate per thousand is $19.56, and applies to insureds at age 99. The lowest current rate per thousand is $0.05, and applies to insureds under age 24.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.07
45	$.12
55	$.32
65	$.90

Spouse and Child Term Insurance: The rate for child term insurance is currently $0.08 per thousand. The highest current rate per thousand for spouse term insurance is currently $2.19, and applies to insureds age 70 and older. The lowest current rate per thousand is $.06, and applies to insureds under age 24.

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period: There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Participant may choose a Face Amount up to five times his or her annual earnings or salary (including incentive compensation) to a maximum of $2,000,000. The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

If the Face Amount of Insurance for your Class and age at any time is more than $600,000, you must give evidence of insurability satisfactory to Prudential before the part over the Limit can become effective. This requirement applies: when you first become insured; when your Class changes; or if the Face Amount of Insurance for your Class is changed by an amendment to the Group Contract. Even if you are insured for an amount over $600,000, you will still have to meet this evidence requirement before any increase in your Face Amount of Insurance can become effective.

6

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts on each January 1st based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount

Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use the "Guideline Premium Test".

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states). This benefit and the specific rules that apply to your group can be found in your contract.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage At Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

7

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement

You may continue your Group Variable Universal Life coverage on a "portable" basis if you leave for any reason and are no longer an Eligible Group Member. We call this " Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

See the "Free Look" Period section of the prospectus for more details.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8

PROSPECTUS

May 1, 2009

For certificates effective on or before 12/31/2008

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one or more of 16 variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”). For a complete list of the variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate. See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to You under your group program. This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information You need to know about Group Variable Universal Life Insurance, and You should read them together. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America

                751 Broad Street

                Newark, New Jersey 07102-3777

Telephone: (800) 562-9874

Page

SUMMARY OF CHARGES AND EXPENSES	1

Expenses other than Portfolio Expenses	1

Portfolio Expenses	3

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3

Brief Description of the Group Variable Universal Life Insurance Contract	3

The Death Benefit	3

The Certificate Fund	4

Premium Payments	4

Allocation of Premium Payments and Investment Choices	4

Transfers Among Investment Options	4

Dollar Cost Averaging	4

Surrenders	5

Withdrawals From the Certificate Fund	5

Loans	5

Canceling Your Certificate (“Free Look”)	5

SUMMARY OF CONTRACT RISKS	5

Certificate Values are not Guaranteed	5

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces	6

Increase in Charges	6

Certificate Lapse	6

Risks of Using the Certificate as a Short-Term Savings Vehicle	6

Risks of Taking Withdrawals	6

Risks of Taking a Loan	6

Effect of Premium Payments on Tax Status	7

Replacing Your Life Insurance	7

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7

Risks Associated with the Variable Investment Options	7

Learn More about the Funds	7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	8

The Prudential Insurance Company of America	8

The Prudential Variable Contract Account GI-2	8

The Funds	8

Investment Manager	9

Investment Subadvisers for the Prudential Series Fund	9

Investment Advisers for Unaffiliated Funds / Portfolios	10

Service Fees Payable to Prudential	11

Voting Rights	11

Substitution of Variable Investment Options	12

The Fixed Account	12

CHARGES AND EXPENSES	12

Charge For Taxes Attributable to Premiums	13

Withdrawal Charge	13

Cost of Insurance	13

Monthly Deductions From the Certificate Fund	14

Daily Deductions From the Variable Investment Options	14

Transaction Charges	15

Portfolio Charges	15

PERSONS HAVING RIGHTS UNDER THE CONTRACT	15

Contract Holder	15

Certificate Holder	15

Applicant Owner	15

Beneficiary	16

OTHER GENERAL CONTRACT PROVISIONS	16

How Prudential Issues Certificates	16

Effective Date of Insurance	16

Effective Date of More Favorable Rate Class	16

Maximum Age	17

“Free Look” Period	17

Assignment	17

Experience Credits	18

Suicide Exclusion	18

Incontestability	18

Misstatement of Age and/or Gender	18

Termination of a Group Contract Holder’s Participation	18

Participants Who Are No Longer Eligible Group Members	19

Options On Termination Of Coverage	19

Conversion	19

Paid-Up Coverage	20

Payment Of Cash Surrender Value	20

When Proceeds Are Paid	20

PROCEDURES	20

Electronic Transactions	20

When Prudential Reconciles Financial Transactions	21

ADDITIONAL INSURANCE BENEFITS	21

Child Term Insurance	21

Accelerated Benefit Option	21

Accidental Death and Dismemberment Benefit	21

Extended Death Protection During Total Disability	22

PREMIUMS	22

Routine Premium Payments	22

Additional Premium Payments	22

How You Will Pay Premiums	22

Deducting Premiums by Automatic Debit	22

Effect of Premium Payments on Tax Status	22

Allocation of Premiums	23

Changing the Allocation of Future Premium Payments	23

Transfers/Restrictions on Transfers	23

Dollar Cost Averaging	25

DEATH BENEFITS	25

When Proceeds Are Paid	25

Amount of the Death Benefit	25

Adjustment In The Death Benefit	25

Death Claim Settlement Options	26

Changes in Face Amount of Insurance	26

Increases in Face Amount	27

Decreases in Face Amount	27

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80	27

SURRENDER AND WITHDRAWALS	28

Surrender of a Certificate	28

Cash Surrender Value	28

Withdrawals	28

Payment Of Cash Surrender Value	29

LOANS	29

LAPSE AND REINSTATEMENT	30

TAXES	30

Treatment as Life Insurance and Investor Control	31

Pre-Death Distributions	31

Certificates Not Classified As Modified Endowment Contracts	31

Modified Endowment Contracts	32

Withholding	32

Other Tax Considerations	32

Federal Income Tax Status Of Amounts Received Under The Certificate	32

Company Taxes	33

LEGAL PROCEEDINGS	33

FINANCIAL STATEMENTS	35

ADDITIONAL INFORMATION	36

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	37

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	39

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that You could pay when buying, owning, and surrendering the Certificate. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 or 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the taxes paid for this Certificate are reflected as a deduction in computing Experience Credits.

The second table describes the fees and expenses that You will pay periodically during the time You own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance[1,2]:
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.33 Minimum - $0.02
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $0.46[3]
Net Interest on Loans[4]	Annually	1%
Additional Insurance Benefits[2]:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.00[5] Minimum - $6.00[5]
Representative current charge - $6.00[2]
Accidental Death & Dismemberment	Monthly	Maximum - $0.03[5] Minimum - $0.02[5]
Representative current charge - $.02[3]
Waiver Benefit	Monthly	Maximum - $0.08[5] Minimum - $0.002[5]
Representative current charge - $.02[3]

1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a Participant will pay. You may obtain more information about the particular COI charges that apply to You by contacting Aon Benfield Securities, Inc.

2.

The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk. The Child Term Insurance is expressed as a rate per unit. The unit is a $10,000 benefit.

3.

The representative current charge for cost of insurance and accidental death & dismemberment is a sample rate currently charged for a 47 year old Covered Person, who is a male AICPA member in the Select rate class.

4.

The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate..

5.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that You will pay periodically during the time You own a Certificate. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses	Minimum	Maximum
(any expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.79%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells You about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer. Other groups such as membership associations may also sponsor programs. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which You have allocated your Net Premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options You select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which variable investment options You choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide You with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options You selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, You may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

The Death Benefit

When You buy Group Variable Universal Life Insurance, You will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options You select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt. See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options You select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options You select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then You must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if You do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options You select. See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges). This charge is currently 0.00%. The remainder is your Net Premium, which is then invested in the investment options. See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What You choose depends on your personal circumstances, your investment objectives and how they may change over time.

If You prefer to reduce the risks that come with investing in the Funds, You can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section.

Transfers Among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year. See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets You systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. The minimum transfer amount is $100. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, You usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio. The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, You buy more of the Fund when the price is low and less of the fund when its price is high. Therefore, You may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See the Dollar Cost Averaging section.

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals From the Certificate Fund

While your Certificate is in effect, You may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals You can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences. See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount You may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, You may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, You may return your Certificate for a refund within 30 days after You receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc.. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If You cancel your coverage during the free look period, we will generally refund the premium payments You made, minus any loans or withdrawals that You took. (However, if applicable law so requires, You will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options You select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and You could lose your insurance. If You prefer to reduce the risks that come with investing in the variable options, You can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, You may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and You have an outstanding Certificate loan, there may be tax consequences. See the Taxes section.

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, You may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, Aon Benfield Securities, Inc. will notify You of the payment You need to make to prevent your insurance from terminating. Currently, Aon Benfield Securities, Inc. must receive your payment by the later of 71 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed You the notice. If You do not make the payment, your Certificate will end and have no value. See the Lapse section and the Reinstatement section. If You have an outstanding loan when your Certificate lapses, You may have taxable income as a result. See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, You may wish to use it for various insurance planning purposes. Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping You to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help You accumulate savings. However, if the variable investment options You choose perform poorly, if You do not pay sufficient premiums, or if You access the values in your Certificate through withdrawals or loans, your Certificate may lapse or You may not accumulate the funds You need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, You should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, You should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200. However, You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals You can make in a year, but there is a transaction charge (the lesser of $10 or 2% of the amount withdrawn). Prudential may raise this charge, but not above $20. We will deduct the transaction charge from the Certificate Fund.

You may not repay any amount that You withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but You generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences. See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, You will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If You repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If You have a loan outstanding when You surrender your Certificate, or when You allow your Certificate to lapse, the amount You borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

Effect of Premium Payments on Tax Status

If You pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if You make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify You and ask whether You want us to refund the premium payment. If You fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If You have notified us in the past 13 months that You want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When You need additional life insurance, it is usually better for You to add coverage, either by asking for a new policy or by buying additional insurance, than it is for You to replace a policy. In that way, You don’t lose benefits under the policy You already have.

If You are thinking about replacing a life insurance policy You already have so that You can obtain Group Variable Universal Life Insurance, You should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940. Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts You allocate to the variable investment options may grow in value, decline in value, or grow less than You expect, depending on the investment performance of the variable investment options that You choose. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the variable investment options, You should read the Fund’s current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Fixed Interest Rate Option is not a Subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount. When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts. We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those Funds directed to the investment options You select. Once You select the investment options You want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

There are currently 16 variable investment options offered under Group Variable Universal Life. When You choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential may add additional variable investment options in the future.

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met. There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers. The full names of the investment subadvisers and investment advisers are listed immediately following each chart. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
Conservative Balanced	The investment objective is a total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA
Equity	The investment objective is long-term growth of capital.	Jennison Clearbridge
Flexible Managed	The investment objective is a total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Jennison	The investment objective is long-term growth of capital.	Jennison
Money Market	The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Stock Index	The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.	QMA

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	ClearBridge Advisors LLC (“ClearBridge”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
Dreyfus Developing Leaders	The investment objective is capital growth.	Dreyfus
DWS High Income VIP	The investment objective is high level of current income.	Deutsche
Templeton Developing Markets Securities Fund	The investment objective is long-term capital appreciation.	Asset Management
Templeton Foreign Securities Fund	The investment objective is long-term capital growth.	Investment Counsel
Janus Enterprise Portfolio	The investment objective is long-term growth of capital.	Janus Capital
MFS Research Series	The investment objective is long-term growth of capital and future income.	MFS
AMT Short Duration Bond Portfolio	The investment objective is highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.	NBM
T. Rowe Price Equity Income Portfolio	The investment objective is to provide substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe Price Mid Cap Growth Portfolio	The investment objective is long-term capital appreciation.	T. Rowe Price

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Dreyfus Corporation ("Dreyfus")
•	Janus Capital Management LLC (“Janus Capital”)
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Management Inc. ("NBM")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)
•	Templeton Asset Management Ltd. (“Asset Management”)

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Prudential Series Fund, Inc., Prudential has not verified that information independently.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds. The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser. In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund. The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Funds that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product. We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. As of May 1, 2009, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund. The service fees received from The Prudential Series Fund are 0.05%. Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Developing Markets Securities Fund
•	Franklin Templeton Foreign Securities Fund

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. When a vote is required, we will mail You a proxy which is a form You need to complete and return to us to tell us how You wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, You may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that You participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, You will vote separately by Fund. This practice is dictated by federal securities laws. Here's how we will determine the number of Fund shares and votes for which You may give instructions:

•

To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell You that we did and our reasons for it in the next annual or semi-annual report to Participants.

Substitution of Variable Investment Options

If Prudential's management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments. We would notify Group Contract Holders and Participants in advance if we were to make such a substitution

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that You invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime You ask, we will tell You what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan. See Loans. Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Certificate. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Changes in charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1 of this prospectus.

Charge For Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Experience Credits.

We may increase this charge at any time.

Withdrawal Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $10 or 2% of the amount You withdraw. We will deduct the transaction charge from Certificate Fund.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option You selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for standard, select status, and preferred);

•	the Covered Person’s gender (except for residents of Montana);

•	the life expectancy of the people covered under your Group Contract;

•	the additional insurance benefits shown in the Additional Insurance Benefits section;

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered;

•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

•

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates are set out in the 1980 CSO Male Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $ $29.19, and applies to male Covered Persons age 99. The lowest current rate per thousand is $.02, and applies to female Covered Persons under age 30.

The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	0.05	$.04
45	0.16	$.13
55	0.55	$.50
65	1.72	$1.57

Monthly Deductions From the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option You have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge For Additional Insurance Benefits: The Additional Insurance Benefits section tells You about benefits that You may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that You have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage. This charge is deducted from the annual refund, if any.

Waiver Benefit: The current waiver charges will vary from $0.002 to $0.08 per $1,000 of Net Amount of Risk per month. The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk. We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge For Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section. Currently, we do not charge for these other taxes.

Daily Deductions From the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Prudential may make the following Transaction Charges:

•

When You make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount You withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

•

When You request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

•

When You request a reprint of a quarterly report that was previously sent to You for a period that ended more than one year ago. The charge is currently $2.50 for each quarterly report. In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $10 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses. Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Contract Holder is JP Morgan Chase Bank, as Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan. However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant. A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate. Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	decrease face amount.

A Participant may assign his or her coverage. Any rights, benefits or privileges that the Participant has may be assigned without restriction. The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner. At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

However, states may require that the Certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply. You should consult your tax adviser if You are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires You to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If You have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless You have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells You about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month after You meet all of the requirements. If we approve your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your lower rates will begin on the first day of the month after You meet all of the requirements. If we approve your completed enrollment form on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after You meet all of the requirements.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. And, Prudential will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

•

You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the Taxes section.

•

You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow You to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when You become 75 years old, and again when You become 80 years old. See Changes In Face Amount section. Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the Additional Insurance Benefits section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, You may return a Certificate for a refund within 30 days after You receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If You cancel your coverage during the free look period, we will generally refund the premium payments You made, minus any loans or withdrawals that You took. We will not add or subtract any gain or loss that would have come from the investment options You chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that You have to someone else. If You do, You should consider the references to "you" in this prospectus as applying to the person to whom You validly assigned your Certificate.

Prudential will honor the assignment only if:

•	You make the assignment in writing;
•	You sign it; and
•	Aon Benfield Securities, Inc. receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If You assign a Certificate that is a Modified Endowment Contract, it might affect the way You are taxed. It might also affect the way the person to whom You assign the Certificate is taxed. See the Taxes section.

Experience Credits

The Group Contract is eligible to receive Experience Credits. We do not guarantee that we will pay Experience Credits. We decide the amount and manner of calculating any Experience Credits. This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract. If there is a Dividend or Experience Credit, Prudential Insurance will pay it to your Group Contract Holder, who will pass it on to the subscribers to the AICPA Insurance Trust in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, You may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Benfield Securities, Inc. will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Benfield Securities, Inc. will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is updated in our records, the monthly cost of insurance will be revised starting with the next month. Also, we will adjust the first monthly cost of insurance deduction after we update our records. This adjustment will reflect the sum of the differences each month since October of 2005 (or issue date if later).

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects You is described in the Options On Termination Of Coverage section. The options that are available to You from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If You are no longer a member of either the AICPA, any Qualified State Society of CPAs or other qualifying organization, You are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Benfield Securities, Inc. receives notice that You are no longer eligible for coverage.

If your insurance ends, You have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If You are a member of both the AICPA and a Qualified State Society of CPAs or other qualifying organization, and You end one of those memberships, your coverage may be reduced. If that happens, You will have a Conversion Privilege to the extent of the reduction.

Options On Termination Of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when You are no longer an Eligible Group Member. If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

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If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless You elect to receive the Cash Surrender Value of your Certificate. If You had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

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If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, You will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value. Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, You must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if You were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or;
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Within 45 days after You were given notice that your Certificate coverage ends or reduces without your request, if You were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or;

•	Within 90 days after your Certificate coverage ends or reduces without your request, if You were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as You and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance You select, your age and your risk class.

If your coverage reduces without your request, You may convert the amount of the reduction. If your coverage ends because You are no longer an Eligible Group Member, the amount You are able to convert may not exceed the total amount of life insurance ending for You reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due,

•	The amount of any paid-up insurance You may have purchased by using your Certificate Fund after the Face Amount of insurance ends, and

•	The amount of group life insurance, from any carrier, for which You become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and You otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance You could have had if You had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, You must have at least $1,000 of Cash Surrender Value on the day You elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the Covered Person’s date of birth. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before You elect Paid-Up Coverage. Once You elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request on the form we require You to use for this purpose. If You elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, You must make a request to Aon Benfield Securities, Inc. on the form that we require You to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If You do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after Aon Benfield Securities, Inc. receives the request for payment. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order. There are certain circumstances when we may delay payment of proceeds:

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We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

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We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

PROCEDURES

Your Group Contract has procedures for how You will conduct transactions under your Group Variable Universal Life Insurance--for example, how You will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. You should consult the appropriate form to learn what those procedures are.

You should submit all forms, except loan repayment forms, to Aon Benfield Securities, Inc., which is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract. Aon Benfield Securities, Inc. will forward the forms to Prudential. Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Aon Benfield Securities, Inc. receives them in Good Order at the address on the forms. Loan repayment forms should be submitted directly to Prudential.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that You will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Child Term Insurance

You may choose a child term insurance benefit. This life insurance benefit covers your dependent child or children. The child must be unmarried, living at birth and less than 21 years old. The age 21 limit does not apply to a child who is wholly dependent on You for support and maintenance, is enrolled full time as a student in a school and is less than age 25. You should refer to your Certificate to learn the details of any benefit that may be available to you.

If You choose this optional benefit, it will reduce the amount of the annual refund that You could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option. Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), You can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund. If You elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if You are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, You can no longer request an increase in the Face Amount of your Certificate once You have elected to receive an accelerated benefit. The amount of future premium payments You can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way You are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if You actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before You elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If You are younger than age 75, You may be covered for an Accidental Death and Dismemberment Benefit. You may elect to decline an Accidental Death and Dismemberment Benefit. An Accidental Death and Dismemberment Benefit provides You insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when You reach age 75.

Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if You became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If the balance in your Certificate Fund is less than the amount of any month's charges, You must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If You don't, your insurance coverage will end. See the Lapse section to learn how your insurance will end and what You can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

Additional Premium Payments

In addition to routine premium payments, You may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to Aon Benfield Securities, Inc. (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If You pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if You make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify You and ask whether You want us to refund the premium payment. If You fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If You have notified us in the past 13 months that You want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See the Charges and Expenses section.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

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BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

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DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 30 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 30 days.

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AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will invest the Net Premiums in your Certificate Fund and allocate them by your percentage for each investment option in our records.

If You have not given us complete instructions on how You want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until You furnish complete information.

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Aon Benfield Securities, Inc. will give You a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order. The minimum percent that You may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount You may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that You may allocate to an available investment option is 5%. All allocations must be in whole percents.

For the first 20 transfers in a Certificate Year, You may transfer amounts by proper written notice, or electronically. See the Electronic Transactions section. After You have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After You have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant. We will immediately notify You at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, You should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Benfield Securities, Inc. on the form we require You to use for this purpose. Aon Benfield Securities, Inc. will give You a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging , or DCA. Once the free look period ends, this feature lets You systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, You usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Aon Benfield Securities, Inc. will give You a form to request DCA. If Aon Benfield Securities, Inc. receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month. If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount You have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Aon Benfield Securities, Inc. receives your written request to end the DCA arrangement; or

•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, You buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, You may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary You have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions. Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Group life insurance benefits are settled through Prudential’s Alliance Account( settlement option. The Alliance Account is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These exceptions will be paid by check. Beneficiaries may wish to consult a tax adviser regarding interest earned on the account. There are fees for special services such as stop payment requests. Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America. Once Prudential Insurance approves the claim, we will automatically establish an interest-bearing draft book (“checkbook”) account in your beneficiary’s name and your beneficiary will have immediate access to the money.

As an alternative to the Alliance Account, in some cases, your beneficiary may choose one of the following settlement options (please note availability is subject to change):

Option 1: Payments for a Fixed Period

The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected. The total present value of payments not yet made, may be withdrawn at any time.

Option 2: Payment in Installments for Life

The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

Option 3: Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly or monthly. This option allows You or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time.

Option 4: Payments of a Fixed Amount

You or your beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. Any interest credited will be used to extend the payment period.

We will furnish, upon request, details of the settlement options at the time You or your beneficiary wishes to take advantage of one of the optional modes of settlement.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax adviser.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when You reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. But You should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify You and ask whether You want us to process the Face Amount of insurance change. When You respond to this notification, we will process the change as You have requested in your response. The Good

Order date that we receive your response to this notification will be the effective date of this Face Amount change. Also, a decrease in coverage may limit the amount of premiums that You may contribute in the future. See the Taxes section. You should consult your tax adviser before You change the Face Amount of your insurance.

Increases in Face Amount

Whether You are eligible to increase the Face Amount will depend on several factors at the time You request an increase. These factors include:

•	your current Face Amount;.

•	your age;

•	your AICPA membership;

•	Your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

Decreases in Face Amount

Whether You are eligible to decrease the Face Amount will depend on several factors at the time You request a decrease. These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when You attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when You attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit You for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When You reach age 75, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	75% of the Face Amount prior to age 75, whichever is greater

When You reach age 80, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $10,000 increment. We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which You became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age. Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If You do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. If You redeem units from your Certificate Fund that You just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending You the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds You selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If You ask, Aon Benfield Securities, Inc. will tell You the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, You may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option You selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order. We will pay You the amount withdrawn as described in the When Proceeds Are Paid section. If You redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending You the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals You can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount You withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount You withdraw. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that You withdraw, although You generally may make additional premium payments. Withdrawals may have tax consequences. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, You must make a request to Aon Benfield Securities, Inc. on the form that we require You to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If You do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, You may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year. Interest payments are due the day before the Contract Anniversary. If You do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When You take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless You tell us to take it only from selected investment options.

•	We will start a Loan Account for You and will credit the Loan Account with an amount equal to the loan.

•

We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Benfield Securities, Inc..

If You repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, You will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If You still have Certificate Debt outstanding when You surrender your Certificate or when You allow your Certificate to lapse, the amount You borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options You selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Benfield Securities, Inc. will send You a notice to tell You that your insurance is going to end, how much You must pay to stop it from ending, and when You must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificate will no longer have any value. The grace period is currently 71 days. However, we guarantee that the grace period will be at least the later of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed You the notice. A Certificate that lapses with Certificate Debt may affect the way You are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, You must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if You are no longer an Eligible Group Member. (If You are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, You must send the following items to Aon Benfield Securities, Inc.:

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

•

We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future. Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless You receive a distribution from the Certificate Fund, and
•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases. The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

Pre-Death Distributions

The tax treatment of any distribution You receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•

If You surrender your Certificate or allow it to lapse, You will be taxed on the amount You receive in excess of the premiums You paid less the untaxed portion of any prior withdrawals. For this purpose, You will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, You will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if You take the proceeds under an income payment settlement option.

•

Generally, You will be taxed on a withdrawal to the extent the amount You receive exceeds the premiums You paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans You take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•

The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if You are contemplating any of these steps.

•

If the Certificate is classified as a Modified Endowment Contract, then amounts You receive under the Certificate before the Covered Person's death, including loans, withdrawals, and experience credits (passed on to You as refunds) which are not reinvested are included in income to the extent that the Certificate Fund exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•

These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to You during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts You receive will be subject to withholding. You are not permitted to elect out of withholding if You do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations

If You transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If You transfer the Certificate to a person two or more generations younger than You (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if You or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;
•

Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges You pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges You pay under the contract. We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industries in which Prudential operates, including in both cases businesses that have either been divested or placed in wind-down status. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which Prudential engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest.

From November 2002 to March 2007, eleven separate complaints were filed and amended against Prudential Financial, Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In December 2007, the Prudential defendants answered the complaints and asserted counterclaims against each plaintiff for breach of contract and cross-claims against Leeds Morelli & Brown for breach of contract and the covenant of good faith and fair dealing, fraudulent inducement, indemnification and contribution. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

Prudential, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In addition, in April 2008, Prudential reached a settlement of proceedings regarding these matters with District Attorneys of San Diego, Los Angeles and Alameda counties. Pursuant to this settlement, Prudential paid $350,000 in penalties and costs. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice. Plaintiffs have appealed to the Third Circuit Court of Appeals.

In April 2005, Prudential voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to wind-down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential’s property and casualty insurance operations that were sold in 2003. In August 2008, Prudential Financial, Inc. (“PFI”) reached a resolution of the investigations by the SEC. The SEC’s complaint in this matter, filed on August 6, 2008 in the United States District Court for the District of New Jersey, alleges, among other things, that Prudential’s property and casualty insurance operations improperly accounted for the reinsurance contracts resulting in overstatements of PFI’s consolidated results for the years 2000, 2001 and 2002 in certain of PFI’s reports filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in violation of the financial reporting, books-and-records and internal control provisions of the Exchange Act. In connection with the settlement, PFI has consented to entry of a final judgment enjoining it from future violations of specified provisions of the Exchange Act and related rules and regulations of the SEC thereunder. The settlement, in which PFI neither admits nor denies the allegations in the complaint, resolves the SEC’s investigations into these matters without the imposition of any monetary fine or penalty. The settlement documents include allegations that may result in litigation, adverse publicity and other potentially adverse impacts to PFI’s businesses.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. In March 2008, the court granted plaintiffs’ motion to conditionally certify a nationwide class. In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, on behalf of agents who sold Prudential’s financial products. The complaint alleges claims that Prudential failed to pay overtime and provide other benefits in violation of federal and California law and seeks compensatory and punitive damages in unspecified amounts. In September 2008, the Wang matter was transferred to the United States District Court for the

District of New Jersey and consolidated with the Bouder lawsuit. In January 2009, an amended complaint was filed in the consolidated matter which adds wage claims based on the laws of thirteen additional states.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”), filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. Prudential’s financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million in “Change in net unrealized capital gains (loss)”, reflecting these payments to plan clients and certain related costs. In September 2008, the court denied State Street defendants’ motion to dismiss the claims for damages and other relief under Section 502(a)(2) of ERISA but dismissed the claim for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on its financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Benfield Securities, Inc. – A direct wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount You receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans You borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to You under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a Qualified State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan. You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that You may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if You take distributions (such as withdrawals, loans, Experience Credits (passed on to You as refunds) which are not reinvested or assignments) from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If You validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.

You - A Participant.

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To Learn More About Prudential Group Variable Universal Life

To learn more about the Group variable universal life Contract, You can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2009. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PAGE

The Prudential Insurance Company of America	2
The Prudential Variable Contract Account GI-2	2
Principal Underwriter	2
Distribution and Compensation	2
Services Performed by Third Parties	3
State Regulation	4
ERISA Considerations	4
Performance Data	5
Ratings and Advertisement	5
Premiums	6
Processing Premium Payments	6
Information in Good Order	6
Rules That Apply	6
Experts	6
Financial Statements	7

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3177, and is distributed by Prudential Investment Management Services LLC (PIMS), administered and offered through the Aon Benfield Securities, Inc., Member FINRA, 159 East Country Line Road, Hatboro, PA 19040-1218, 1-800-223-7473. PIMS is located at Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services. Aon Benfield Securities, Inc. and Aon Insurance Services are not affiliated with either Prudential or PIMS, a registered broker-dealer. Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

Investment Company Act of 1940: Registration No.: 811-07545

41

PROSPECTUS

May 1, 2009

For certificates effective on or after 01/01/2009

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

AICPA Group Variable Universal Life

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company.

You may choose to invest your Contract's premiums and its earnings in one or more of 14 variable investment options of the Prudential Variable Contract Account GI-2 (the “Account”). For a complete list of the variable investment options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the fixed rate option, which pays a guaranteed interest rate. See The Fixed Account.

Please Read this Prospectus. Please read this prospectus carefully and keep it for future reference. This document is followed by prospectuses for each of the Funds that will be available to You under your group program. This prospectus may be accompanied by a supplement that describes the unique features of the particular Group Contract and Certificates. For those Group Contracts, the prospectus and the supplement together provide all the information You need to know about Group Variable Universal Life Insurance, and You should read them together. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

The Prudential Insurance Company of America

                751 Broad Street

                Newark, New Jersey 07102-3777

Telephone: (800) 562-9874

Page

SUMMARY OF CHARGES AND EXPENSES	1

Expenses other than Portfolio Expenses	1

Portfolio Expenses	3

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	3

Brief Description of the Group Variable Universal Life Insurance Contract	3

The Death Benefit	3

The Certificate Fund	4

Premium Payments	4

Allocation of Premium Payments and Investment Choices	4

Transfers Among Investment Options	4

Dollar Cost Averaging	4

Surrenders	5

Withdrawals From the Certificate Fund	5

Loans	5

Canceling Your Certificate (“Free Look”)	5

SUMMARY OF CONTRACT RISKS	5

Certificate Values are not Guaranteed	5

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces	6

Increase in Charges	6

Certificate Lapse	6

Risks of Using the Certificate as a Short-Term Savings Vehicle	6

Risks of Taking Withdrawals	6

Risks of Taking a Loan	6

Effect of Premium Payments on Tax Status	7

Replacing Your Life Insurance	7

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	7

Risks Associated with the Variable Investment Options	7

Learn More about the Funds	7

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES	8

The Prudential Insurance Company of America	8

The Prudential Variable Contract Account GI-2	8

The Funds	8

Investment Manager	9

Investment Subadvisers for the Prudential Series Fund	9

Investment Advisers for Unaffiliated Funds / Portfolios	10

Service Fees Payable to Prudential	10

Voting Rights	11

Substitution of Variable Investment Options	12

The Fixed Account	12

CHARGES AND EXPENSES	12

Charge For Taxes Attributable to Premiums	12

Withdrawal Charge	13

Cost of Insurance	13

Monthly Deductions From the Certificate Fund	14

Daily Deductions From the Variable Investment Options	14

Transaction Charges	14

Portfolio Charges	15

PERSONS HAVING RIGHTS UNDER THE CONTRACT	15

Contract Holder	15

Certificate Holder	15

Applicant Owner	15

Beneficiary	16

OTHER GENERAL CONTRACT PROVISIONS	16

How Prudential Issues Certificates	16

Effective Date of Insurance	16

Effective Date of More Favorable Rate Class	16

Maximum Age	16

“Free Look” Period	17

Assignment	17

Experience Credits	17

Suicide Exclusion	17

Incontestability	18

Misstatement of Age and/or Gender	18

Termination of a Group Contract Holder’s Participation	18

Participants Who Are No Longer Eligible Group Members	18

Options On Termination Of Coverage	18

Conversion	19

Paid-Up Coverage	19

Payment Of Cash Surrender Value	19

When Proceeds Are Paid	20

PROCEDURES	20

Electronic Transactions	20

When Prudential Reconciles Financial Transactions	20

ADDITIONAL INSURANCE BENEFITS	20

Child Term Insurance	20

Accelerated Benefit Option	21

Accidental Death and Dismemberment Benefit	21

Extended Death Protection During Total Disability	21

PREMIUMS	21

Routine Premium Payments	21

Additional Premium Payments	22

How You Will Pay Premiums	22

Deducting Premiums by Automatic Debit	22

Effect of Premium Payments on Tax Status	22

Allocation of Premiums	22

Changing the Allocation of Future Premium Payments	23

Transfers/Restrictions on Transfers	23

Dollar Cost Averaging	24

DEATH BENEFITS	25

When Proceeds Are Paid	25

Amount of the Death Benefit	25

Adjustment In The Death Benefit	25

Death Claim Settlement Options	25

Changes in Face Amount of Insurance	26

Increases in Face Amount	26

Decreases in Face Amount	26

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80	27

SURRENDER AND WITHDRAWALS	27

Surrender of a Certificate	27

Cash Surrender Value	27

Withdrawals	28

Payment Of Cash Surrender Value	28

LOANS	28

LAPSE AND REINSTATEMENT	29

TAXES	30

Treatment as Life Insurance and Investor Control	30

Pre-Death Distributions	31

Certificates Not Classified As Modified Endowment Contracts	31

Modified Endowment Contracts	31

Withholding	31

Other Tax Considerations	32

Federal Income Tax Status Of Amounts Received Under The Certificate	32

Company Taxes	32

LEGAL PROCEEDINGS	32

FINANCIAL STATEMENTS	35

ADDITIONAL INFORMATION	36

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	37

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	39

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that You could pay when buying, owning, and surrendering the Certificate. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Transaction Fees
Charge	When Charge is Deducted	Maximum Guaranteed Charge
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Currently, the maximum is 0.00% of each premium payment.
Withdrawal Charge	This charge is assessed on a Withdrawal.	Maximum charge - $20 Current charge - The lesser of $10 or 2% of the amount withdrawn.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum charge - $20 per transfer after the twelfth. Current charge - $10 per transfer after the twelfth.
Quarterly Report Reprint Charges	This charge is assessed when a quarterly report is reprinted for a period that ended more than a year ago.	Maximum charge - $5 Current charge - $2.50

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently, the taxes paid for this Certificate are reflected as a deduction in computing Experience Credits.

The second table describes the fees and expenses that You will pay periodically during the time You own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality & Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum charge - $4.00 Current charge - $0.00
Cost of Insurance[1,2]:
Minimum and Maximum Charge	Monthly	Maximum - $29.19 Minimum - $0.02
Charge for a Representative Participant		Representative guaranteed charge - $0.27[3]
Net Interest on Loans[4]	Annually	1%
Additional Insurance Benefits[2]:
Child Term Insurance	Deducted from the annual refund, if any	Maximum - $6.00[5] Minimum - $6.00[5]
Representative current charge - $6.00[2]
Accidental Death & Dismemberment	Monthly	Maximum - $0.03[5] Minimum - $0.02[5]
Representative current charge - $.02[3]
Waiver Benefit	Monthly	Maximum - $0.08[5] Minimum - $0.002[5]
Representative current charge - $.02[3]

1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a Participant will pay. You may obtain more information about the particular COI charges that apply to You by contacting Aon Benfield Securities, Inc.

2.

The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk. The Child Term Insurance is expressed as a rate per unit. The unit is a $10,000 benefit.

3.

The representative current charge for cost of insurance and accidental death & dismemberment is a sample rate currently charged for a 47 year old Covered Person, who is a male AICPA member in the Select rate class.

4.

The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.	This is the rate currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

1

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that You will pay periodically during the time You own a Certificate. More detail concerning each Funds’ fees and expenses is contained in the prospectus for each of the Funds

Total Annual Fund Operating Expenses	Minimum	Maximum
(any expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.52%

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS

Brief Description of the Group Variable Universal Life Insurance Contract

This document is a prospectus. It tells You about Group Variable Universal Life Insurance (sometimes referred to as “GVUL”) contracts offered by The Prudential Insurance Company of America (“Prudential,” the “Company,” “we,” “our,” or “us”) for insurance programs that are sponsored by groups. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

A Group Variable Universal Life Insurance contract is an insurance contract issued by Prudential to a trust, or the group that sponsors the Group Variable Universal Life Insurance program. Often the group that sponsors a program is an employer. Other groups such as membership associations may also sponsor programs. Group Variable Universal Life is a variable insurance product that offers life insurance protection together with investment opportunity through variable investment options and the Fixed Account.

A Group Variable Universal Life Insurance policy is a flexible form of life insurance. It has a Death Benefit and a Certificate Fund, the value of which changes every day according to the investment performance of the investment options to which You have allocated your Net Premiums. Although the value of your Certificate Fund will increase if there is favorable investment performance in the variable investment options You select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Certificate Fund will decrease. The risk will be different, depending upon which variable investment options You choose. You bear the risk of any decrease. The coverage is designed to be flexible to meet your specific life insurance needs. Within certain limits, this type of coverage will provide You with flexibility in determining the amount and timing of your premium payments.

The Group Contract states the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their qualified dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options You selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, You may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

The Death Benefit

When You buy Group Variable Universal Life Insurance, You will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies. Generally, the Death Benefit is the Face Amount of insurance plus the value of your Certificate Fund on the date of your

2

death, minus any Certificate Debt and outstanding charges. Because the value of the Certificate Fund will vary daily with the performance of the investment options You select, the amount of the Death Benefit will also vary from day to day. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any extra benefit, if the Participant’s insurance is not in default and there is no Certificate Debt. See the Death Benefit and Contract Values section.

The Certificate Fund

The Certificate Fund consists of the Net Premiums that we invest in the investment options You select. Prudential will deduct its charges for the insurance from the Certificate Fund. The Certificate Fund value changes daily, reflecting: (i) increases or decreases in the value of the variable investment options You select; (ii) interest credited on any amounts allocated to the Fixed Account; (iii) interest credited on any loan; (iv) the daily charge for mortality and expense risks assessed against the variable investment options; and (v) monthly charges Prudential deducts for the insurance. The Certificate Fund also changes to reflect the receipt of premiums.

Premium Payments

You will usually be able to decide when to make premium payments and how much each premium payment will be. You are responsible for making sure that there is enough value in your Certificate Fund (minus Certificate Debt and outstanding charges) to cover each month’s charges. If your Certificate Fund balance is less than the amount needed to pay any month’s charges, then You must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period, and if You do not, your coverage will end.

You may choose to make additional premium payments of at least $100 and have those payments directed to the investment options You select. See the Additional Premium Payments section.

Allocation of Premium Payments and Investment Choices

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums (or premium based administrative charges). This charge is currently 0.00%. The remainder is your Net Premium, which is then invested in the investment options. See the Charges and Expenses section.

You may choose investment options from among the Funds selected by your Group Contract Holder. You choose how to allocate your premium payments among the investment options. You may choose more aggressive Funds or less aggressive Funds, as well as the Fixed Account. What You choose depends on your personal circumstances, your investment objectives and how they may change over time.

If You prefer to reduce the risks that come with investing in the Funds, You can choose to direct some of your premium payments or the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See The Fixed Account section.

Transfers Among Investment Options

You may transfer amounts from one investment option to another – we do not limit the number of transfers between variable investment options, but we may charge for more than 12 transfers in a Certificate Year. See the Transfers and the Transfer Restrictions sections.

Dollar Cost Averaging

Dollar Cost Averaging, or DCA, lets You systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. The minimum transfer amount is $100. You can request that a designated number of transfers be made under the DCA feature. You may use DCA at any time after your Certificate becomes effective, but to start the DCA feature, You usually have to make a premium payment of at least $1,000 to the Prudential Series Fund Money Market Portfolio. The main objective of DCA is to reduce the risk of dramatic short-term market fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, You buy more of the Fund when the price is low and less of the fund when its price is high. Therefore, You may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets. See the Dollar Cost Averaging section.

3

Surrenders

You may surrender your insurance and receive its Cash Surrender Value. The Cash Surrender Value is the value of the Certificate Fund at the close of business on the day of the surrender minus any Certificate Debt and any outstanding charges. A surrender may have tax consequences. See the Surrenders and Withdrawals section, and the Taxes section.

Withdrawals From the Certificate Fund

While your Certificate is in effect, You may withdraw part of the Certificate’s Cash Surrender Value. You must withdraw at least $200 in any withdrawal, but You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals You can make in a year. However, there is a transaction charge for each withdrawal. A withdrawal may have tax consequences. See Surrenders and Withdrawals section, and the Taxes section.

Cash Surrender Value and Death Benefit

If you ask, Prudential will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Loans

You may borrow money from your Certificate Fund. The Maximum Loan Value, which is the maximum amount You may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, You may borrow a greater amount. Loan interest charges accrue daily. Depending on the tax status of your Certificate, taking a loan may have tax consequences. There may also be tax consequences if your Certificate lapses or terminates with an outstanding loan. See the Loans section, and the Taxes section.

Canceling Your Certificate (“Free Look”)

Generally, You may return your Certificate for a refund within 30 days after You receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc.. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract). If You cancel your coverage during the free look period, we will generally refund the premium payments You made, minus any loans or withdrawals that You took. (However, if applicable law so requires, You will receive a refund of all premiums paid minus any loans or withdrawals, and plus or minus any change due to investment experience.) This refund amount will be further reduced by applicable federal and state income tax withholding. See the “Free Look” Period section.

SUMMARY OF CONTRACT RISKS

Certificate Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed. The value of your Certificate Fund will vary with the performance of the investment options You select. There is no guarantee that the variable investment options will meet their investment objectives, so your Death Benefit could go down if the investment options in your Certificate Fund have poor investment performance. Poor investment performance could cause your Certificate to lapse, and You could lose your insurance. If You prefer to reduce the risks that come with investing in the variable options, You can choose to direct some of your premium payments or the amounts in your Certificate Fund to the Fixed Account.

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, You may wish to use it for various financial planning purposes. Purchasing the Certificate for such purposes may involve certain risks. Accessing the values in your Certificate through withdrawals and Certificate loans may significantly affect current and future Certificate values or Death Benefit proceeds and may increase the chance that your Certificate will lapse. If your Certificate lapses and You have an outstanding Certificate loan, there may be tax consequences. See the Taxes section.

4

Limitation of Benefits on Certain Riders for Claims due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Increase in Charges

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. We may in the future increase these current charges up to the guaranteed maximum levels. If fees and expenses are increased, You may need to increase the amount and/or frequency of premiums to keep your Certificate in force.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund less any applicable surrender charges is zero or less, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, Aon Benfield Securities, Inc. will notify You of the payment You need to make to prevent your insurance from terminating. Currently, Aon Benfield Securities, Inc. must receive your payment by the later of 71 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed You the notice. If You do not make the payment, your Certificate will end and have no value. See the Lapse section and the Reinstatement section. If You have an outstanding loan when your Certificate lapses, You may have taxable income as a result. See the Taxes section.

Risks of Using the Certificate as a Short-Term Savings Vehicle

Because the Certificate provides for an accumulation of a Certificate Fund as well as a Death Benefit, You may wish to use it for various insurance planning purposes. Purchasing the Certificate for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping You to meet the future costs of a child’s education. The Certificate’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help You accumulate savings. However, if the variable investment options You choose perform poorly, if You do not pay sufficient premiums, or if You access the values in your Certificate through withdrawals or loans, your Certificate may lapse or You may not accumulate the funds You need.

The Certificate is designed to provide benefits on a long-term basis. Consequently, You should not purchase the Certificate as a short-term investment or savings vehicle. Because of the long-term nature of the Certificate, You should consider whether purchasing the Certificate is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

You may withdraw part of your Certificate’s Cash Surrender Value, so long as the amount withdrawn exceeds $200. However, You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month’s charges. There is no limit on the number of withdrawals You can make in a year, but there is a transaction charge (the lesser of $10 or 2% of the amount withdrawn). Prudential may raise this charge, but not above $20. We will deduct the transaction charge from the Certificate Fund.

You may not repay any amount that You withdraw from the Certificate’s Cash Surrender Value, so withdrawals will reduce the amount of your Death Benefit but You generally can make additional premium payments. Withdrawal of the Cash Surrender Value may have tax consequences. See the Taxes section.

Risks of Taking a Loan

Taking a loan from your Certificate may increase the risk that your Certificate will lapse, will have a permanent impact on your Certificate Fund, and will reduce the Death Benefit. If your loan plus accrued interest exceeds the value of your Certificate Fund, You will not have enough money in your Certificate Fund to cover the month’s charges. If we pay a death claim while a loan is outstanding, we will reduce the Death Benefit by the amount of the loan plus any accrued interest. If You repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund, which may have tax consequences. If You have a loan outstanding when You surrender your Certificate, or when You allow your Certificate to lapse, the amount You borrowed may become taxable. In addition, if your Certificate is classified as a Modified Endowment Contract for tax purposes, taking a loan may be treated as a distribution of income for tax purposes and may have tax consequences. See the Taxes section.

5

Effect of Premium Payments on Tax Status

If You pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if You make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify You and ask whether You want us to refund the premium payment. If You fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If You have notified us in the past 13 months that You want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Replacing Your Life Insurance

You should know that in most instances, it is not in your best interest to replace one life insurance policy with another one. When You need additional life insurance, it is usually better for You to add coverage, either by asking for a new policy or by buying additional insurance, than it is for You to replace a policy. In that way, You don’t lose benefits under the policy You already have.

If You are thinking about replacing a life insurance policy You already have so that You can obtain Group Variable Universal Life Insurance, You should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Certificate’s premiums and its earnings in one or more of the available variable investment options. You may also invest in the Fixed Account option. The Fixed Account is the only investment option that offers a guaranteed rate of return. See The Funds section and The Fixed Account section.

Risks Associated with the Variable Investment Options

Each variable investment option invests in the shares of portfolios (each, a “Fund”) of open-end management investment companies registered under the Investment Company Act of 1940. Each Fund has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

We do not promise that the Funds will meet their investment objectives. Amounts You allocate to the variable investment options may grow in value, decline in value, or grow less than You expect, depending on the investment performance of the variable investment options that You choose. You bear the investment risk that the Funds may not meet their investment objectives. You also bear the risk that the Fund’s investment adviser may restrict investment in the fund, and even close the Fund, at their discretion. For a detailed discussion of the investment policies, objectives and strategies, and the investment risks associated with each Fund, please read the Fund’s current prospectus.

Learn More about the Funds

Before allocating amounts to the variable investment options, You should read the Fund’s current prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

6

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

The Prudential Insurance Company of America

The Contract and Certificates are issued by The Prudential Insurance Company of America (“Prudential,” “we,” “us,” “our,” or the “Company”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company, and is located at 751 Broad Street, Newark, New Jersey, 07102. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract and/or Certificate.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies, including as depositor, adviser, and principal underwriter.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Account”) was established on June 14, 1988, under New Jersey law as a separate investment account. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Fixed Interest Rate Option is not a Subaccount of the Account. The Account meets the definition of a “separate account” under federal securities laws. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount. When we refer to “Funds” in this prospectus, we mean all or any of these Subaccounts. We may use “Variable Investment Option,” “Subaccount” or “Fund” interchangeably when referring to a variable investment option.

You may then choose investment options from among the Funds selected by your Group Contract Holder. You may also choose to invest in the Fixed Account. (The Fixed Account may also be referred to as an “investment option.”) You may choose to make additional premium contributions and have those Funds directed to the investment options You select. Once You select the investment options You want, Prudential will direct your additional premium contributions to the Subaccounts associated with those Funds and/or to the Fixed Account. You may change your selection of investment options at any time.

Prudential is the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Account. In addition to these assets, the Account’s assets may include amounts contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time, Prudential will transfer these additional amounts to its general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

Income, gains and losses related to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of other Prudential assets. These assets may not be charged with liabilities that arise from any other business Prudential conducts. Prudential is obligated to pay all amounts promised to the Participant under the Group Contract.

The Account is registered with the SEC under federal securities laws as a unit investment trust, which is a type of investment company. Registration does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. Prudential may take all actions in connection with the operation of the Account that are permitted by applicable law, including those permitted upon regulatory approval.

The Funds

There are currently 16 variable investment options offered under Group Variable Universal Life. When You choose a variable investment option, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the Subaccount. Prudential may add additional variable investment options in the future.

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Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met. There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers. The full names of the investment subadvisers and investment advisers are listed immediately following each chart. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
High Yield Bond	The investment objective is a high total return.	PIM
Jennison 20/20 Focus	The investment objective is long-term growth of capital.	Jennison
Money Market	The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Small Capitalization Stock	The investment objective is long-term growth of capital.	QMA
Stock Index	The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	The investment objective is capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
AllianceBernstein International Growth Portfolio	The investment objective is long-term growth of capital.	AllianceBernstein
AllianceBernstein Real Estate Investment Portfolio	The investment objective is total return from long-term growth of capital and income.	AllianceBernstein

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Dreyfus VIF - International Equity Portfolio	The investment objective is capital growth.	Dreyfus
DWS Dreman Small Mid Cap Value VIP	The investment objective is long-term capital appreciation.	Deutsche
Lazard Retirement Emerging Markets Equity Portfolio	The investment objective is long-term capital appreciation.	Lazard
T. Rowe Price Mid Cap Growth Portfolio	The investment objective is long-term capital appreciation.	T. Rowe Price
T. Rowe Price New America Growth Portfolio	The investment objective is long-term capital growth.	T. Rowe Price
T. Rowe Price Personal Strategy Balanced Portfolio	The investment objective is highest total return over time, consistent with an emphasis on both capital appreciation and income.	T. Rowe Price

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Dreyfus Corporation (“Dreyfus”)
•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Lazard Asset Management LLC ("Lazard")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

The investment advisers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. These fees are more fully described in the prospectus for each Fund.

In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying variable investment options. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Fund; or
(4)	differences between voting instructions given by variable life insurance and variable annuity contract owners.

A fund or portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

Each Fund has provided Prudential with information about its management fees and other expenses. Except for the Prudential Series Fund, Inc., Prudential has not verified that information independently.

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties. These types of payments and fees are sometimes referred to as

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“revenue sharing” payments. Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds. The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser. In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund. The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Funds that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product. We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. As of May 1, 2009, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund. The service fees received from The Prudential Series Fund are 0.05%. Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Fund currently pays a 12b-1 fee:

•	Lazard Retirement Emerging Markets Equity Portfolio

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

Prudential is the legal owner of the shares of the mutual funds associated with the variable investment options. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. When a vote is required, we will mail You a proxy which is a form You need to complete and return to us to tell us how You wish to vote. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, You may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that You participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, You will vote separately by Fund. This practice is dictated by federal securities laws. Here's how we will determine the number of Fund shares and votes for which You may give instructions:

•

To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

•	The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell You that we did and our reasons for it in the next annual or semi-annual report to Participants.

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Substitution of Variable Investment Options

If Prudential's management determines that an available portfolio of the Funds becomes unsuitable for investment by Participants for whatever reason, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes, the unavailability of shares for investment, or other reasons. We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments. We would notify Group Contract Holders and Participants in advance if we were to make such a substitution

The Fixed Account

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The general account consists of all assets owned by Prudential other than those in the Account and other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets, and Participants do not share in the investment experience of those assets.

The part of the Certificate Fund that You invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion declare a higher rate, though we are not obligated to do so. At least annually and anytime You ask, we will tell You what interest rate currently applies.

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Certificate have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to six months. See the When Proceeds Are Paid section.

CHARGES AND EXPENSES

The total amount invested in the Certificate Fund, at any time, consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, plus any interest credited on amounts allocated to the fixed rate option, and the principal amount of any Certificate loan plus the amount of interest credited to the Certificate upon that loan. See Loans. Most charges, although not all, are made by reducing the Certificate Fund.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Certificate. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Certificate Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Changes in charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the charts beginning on page 1 of this prospectus.

Charge For Taxes Attributable to Premiums

We may deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently 0.00%. Currently, the taxes paid by us for this Group Contract are a deduction in computing Experience Credits.

We may increase this charge at any time.

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Withdrawal Charge

Under some Group Contracts, a transaction charge may be imposed for each withdrawal. The charge can be up to the lesser of $10 or 2% of the amount You withdraw. We will deduct the transaction charge from Certificate Fund.

Cost of Insurance

Each month, we will deduct from your Certificate Fund a charge for the cost of your insurance (a “COI” charge). We will take the charge from each investment option You selected in the same proportion that the value of your Certificate Fund is invested. To calculate the cost of insurance charge, we multiply:

- your Certificate's “Net Amount at Risk” by

- the “cost of insurance rate” for the Covered Person.

“Net Amount at Risk” means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The “cost of insurance rate” is based on many factors, including:

•	the Covered Person's age;

•	the Covered Person's rate class (such as classes for standard, select status, and preferred);

•	the Covered Person’s gender (except for residents of Montana);

•	the life expectancy of the people covered under your Group Contract;

•	the additional insurance benefits shown in the Additional Insurance Benefits section;

•	the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contract Holder are based on many factors, including:

•	The number of Certificates in effect;

•	The number of new Certificates issued;

•	The number of Certificates surrendered;

•	The expected claims (Death Benefits, accelerated benefits and surrenders);

•	The expected expenses; and

•	The level of administrative services provided to the Group Contract Holder.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed, since they are an important factor in calculating the expected claims, expenses and costs. However, we are generally prohibited by state insurance law from recovering past losses.

•

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed maximum rates are set out in the 2001 CSO Table.

Generally, we will deduct the COI charge on the Monthly Deduction Date.

COI Rates: The highest current charge per thousand is $ $29.19, and applies to male Covered Persons age 99. The lowest current rate per thousand is $.02, and applies to female Covered Persons under age 30.

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The following table provides sample per thousand cost of insurance rates for Covered Persons who are in the standard class:

Covered Person	Males	Females
35	0.05	$.04
45	0.16	$.13
55	0.54	$.45
65	1.47	$1.03

Monthly Deductions From the Certificate Fund

In addition to the Cost of Insurance Charge described above, Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option You have selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. Charge For Additional Insurance Benefits: The Additional Insurance Benefits section tells You about benefits that You may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Participant elected to buy. We will deduct a separate charge from your Certificate Fund each month for any additional insurance benefits that You have elected.

Accelerated Benefit Option: There is no additional charge for this benefit.

Child Term Insurance: The rate for child term insurance is currently $6.00 per year for $10,000 coverage. This charge is deducted from the annual refund, if any.

Waiver Benefit: The current waiver charges will vary from $0.002 to $0.08 per $1,000 of Net Amount of Risk per month. The rates vary by Attained Age, gender, and rate class of the Covered Person.

AD&D on the Covered Person’s life: The monthly charge is $0.02 for Covered Persons at ages less than 65 and $0.03 for ages 65 to 74 per $1,000 of Net Amount at Risk. We will deduct a separate charge from your Certificate Fund each month for this additional insurance benefit.

2. Charge For Administrative Expenses: Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contract Holder. If we did deduct such a charge, it would not exceed $4 per month.

3. Charge for other taxes: We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Account. These are taxes other than those described under Charge For Taxes Attributable to Premiums section. Currently, we do not charge for these other taxes.

Daily Deductions From the Variable Investment Options

Each day, Prudential deducts a charge from the assets of each of the variable investment options in an amount equal to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks of the insurance provided under the Group Contract. The “mortality risk” assumed is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined what mortality charge to make. The "expense risk" assumed is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account.

Transaction Charges

Prudential may make the following Transaction Charges:

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When You make a withdrawal from your Certificate Fund. The charge is $10 or 2% of the amount You withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

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•

When You request more that 12 transfers between investment options in a Certificate Year the charge is currently $10 for each transfer after the 12th transfer. Prudential may increase this charge in the future, but it will not exceed $20. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Certificate year.

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When You request a reprint of a quarterly report that was previously sent to You for a period that ended more than one year ago. The charge is currently $2.50 for each quarterly report. In the future, Prudential may charge for any reprints requested and may increase this charge, but it will not exceed $10 for reports covering each policy year.

Also, Prudential has the right to assess a charge for any taxes that may be imposed on the operations of the Account.

Portfolio Charges

We deduct charges from and pay expenses out of the variable investment options as described in the Fund prospectuses. Prudential also reserves the right to assess a charge for any taxes that may be imposed on the operations of the Account.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Holder

The Contract Holder is JP Morgan Chase Bank, as Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Certificate Holder

The Participant is generally an Eligible Group Member who becomes a Covered Person under a group variable universal life plan. However, if the Certificate is assigned, then the assignee will become the Participant replacing any previous Participant. A Participant has all the rights and obligations to their Coverage, such as the right to surrender the Certificate. Subject to the limitations set forth in the Certificate, the Participant may, with respect to their Coverage:

(1)	designate and change the beneficiary;
(2)	make premium payments;
(3)	access certificate values through loans and withdrawals;
(4)	surrender his or her coverage;
(5)	allocate amounts in his or her Certificate Fund among the Variable Investment Options and/or the Fixed Interest Rate Option; and
(6)	decrease face amount.

A Participant may assign his or her coverage. Any rights, benefits or privileges that the Participant has may be assigned without restriction. The rights assigned include, but are not limited to, any right to designate a beneficiary or to convert to another contract of insurance.

Applicant Owner

The Group Contract has an “Applicant Owner” provision. An “Applicant Owner” is a person who may apply for coverage on the life of an Eligible Group Member. And if an Eligible Group Member agrees to let another person be the Applicant Owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "You" in this prospectus also apply to an Applicant Owner.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner. At any one time, only one person may be an “Applicant Owner” under a Certificate.

An “Applicant Owner” must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

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However, states may require that the Certificate be initially issued to the insured Eligible Group Member. In those cases, the three year rule contained in the Internal revenue Code section 2035 may apply. You should consult your tax adviser if You are considering having the Certificate issued to someone other than the insured Eligible Group Member.

Beneficiary

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires You to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If You have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless You have given us other instructions.

OTHER GENERAL CONTRACT PROVISIONS

How Prudential Issues Certificates

To apply for coverage under a Group Variable Universal Life Insurance contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

Usually, the Eligible Group Member buys coverage on his or her own life from the coverage options available under the Group Contract. But, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential Insurance considers the other person to be a Participant. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term “Participant” or “You,” we mean the person who owns those rights. When we use the term “Covered Person,” we mean the person whose life is covered.

Prudential will issue a Certificate to each Participant. The Certificate tells You about your rights, benefits, coverage, and obligations under the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

Effective Date of Insurance

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your insurance will begin on the first day of the next month after You meet all of the requirements. If we approve your completed enrollment form on or after the twentieth day of a month, your insurance will begin on the first day of the month after the next month.

Effective Date of More Favorable Rate Class

When your more favorable rate class begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the twentieth day of a month, your lower rates will begin on the first day of the month after You meet all of the requirements. If we approve your completed enrollment form on or after the twentieth day of a month, your lower rates will begin on the first day of the second month after You meet all of the requirements.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 74. And, Prudential will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

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You may ask to receive the Cash Surrender Value of the Certificate. Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the Taxes section.

•

You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to

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the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow You to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when You become 75 years old, and again when You become 80 years old. See Changes In Face Amount section. Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See the Additional Insurance Benefits section. You should refer to your Certificate to learn when coverage under your Certificate will end.

“Free Look” Period

Generally, You may return a Certificate for a refund within 30 days after You receive it. This 30-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Benfield Securities, Inc.. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If You cancel your coverage during the free look period, we will generally refund the premium payments You made, minus any loans or withdrawals that You took. We will not add or subtract any gain or loss that would have come from the investment options You chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges. The amount refunded will be further reduced by any applicable federal and state income tax withholding.

During the first 30 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your coverage that results in a new Certificate Date, the free look provision will not apply.

Assignment

You may assign your Certificate, including all rights, benefits and privileges that You have to someone else. If You do, You should consider the references to "you" in this prospectus as applying to the person to whom You validly assigned your Certificate.

Prudential will honor the assignment only if:

•	You make the assignment in writing;
•	You sign it; and
•	Aon Benfield Securities, Inc. receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate.

We are not responsible for determining whether the assignment is legal or valid.

If You assign a Certificate that is a Modified Endowment Contract, it might affect the way You are taxed. It might also affect the way the person to whom You assign the Certificate is taxed. See the Taxes section.

Experience Credits

The Group Contract is eligible to receive Experience Credits. We do not guarantee that we will pay Experience Credits. We decide the amount and manner of calculating any Experience Credits. This calculation may use factors, charges, expenses or other assumptions that differ from those actually charged or described in the Group Contract. If there is a Dividend or Experience Credit, Prudential Insurance will pay it to your Group Contract Holder, who will pass it on to the subscribers to the AICPA Insurance Trust in the form of a refund. Ordinarily, any refund will be reinvested in your insurance – that is, as a premium payment. However, You may choose to receive your refund in cash by notifying Aon Benfield Securities, Inc. in writing.

Suicide Exclusion

Generally, if the Covered Person dies by suicide within two years from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt and any withdrawals, since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

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If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

Incontestability

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

Misstatement of Age and/or Gender

If the Covered Person's age is stated incorrectly in the Certificate and the error is detected prior to their death, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age. If an adjustment results in an increased cost of insurance, Aon Benfield Securities, Inc. will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Benfield Securities, Inc. will refund the difference. If the change in age affects the amount of the person’s insurance, Prudential will change the amount and the cost of insurance accordingly.

If the Covered person’s gender is updated in our records, the monthly cost of insurance will be revised starting with the next month. Also, we will adjust the first monthly cost of insurance deduction after we update our records. This adjustment will reflect the sum of the differences each month since October of 2005 (or issue date if later).

Termination of a Group Contract Holder’s Participation

The Group Contract Holder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

•	If the aggregate Face Amount of all Certificates, or the number of Certificates in force, falls below the permitted minimum, by giving the Group Contract Holder 90 days' written notice; or

•	If the Group Contract Holder fails to remit premium payments to Prudential in a timely way.

Termination of the Group Contract means that the Group Contract Holder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects You is described in the Options On Termination Of Coverage section. The options that are available to You from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

Participants Who Are No Longer Eligible Group Members

If You are no longer a member of either the AICPA, any Qualified State Society of CPAs or other qualifying organization, You are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Benfield Securities, Inc. receives notice that You are no longer eligible for coverage.

If your insurance ends, You have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If You are a member of both the AICPA and a Qualified State Society of CPAs or other qualifying organization, and You end one of those memberships, your coverage may be reduced. If that happens, You will have a Conversion Privilege to the extent of the reduction.

Options On Termination Of Coverage

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when You are no longer an Eligible Group Member. If the Group Contract ends, the effect on Participants depends on whether or not the Group Contract Holder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

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If the Group Contract Holder does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless You elect to receive the Cash Surrender

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Value of your Certificate. If You had Certificate Debt that is not carried forward as a loan on the new Certificate, that amount of your debt will be immediately taxable to the extent of any gain.

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If the Group Contract Holder does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, You will have the options of converting your Certificate, purchasing Paid-Up Coverage, or receiving the Cash Surrender Value. Each option is listed below in more detail.

Conversion

You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, You must apply for it and pay the first premium:

•	Within 31 days after your Certificate coverage ends or reduces without your request, if You were given notice no more than 15 days after the coverage under the Group Contract ends or is reduced, or;
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Within 45 days after You were given notice that your Certificate coverage ends or reduces without your request, if You were given notice more than 15 days, but less than 90 days, after the coverage under the Group Contract ends or is reduced, or;

•	Within 90 days after your Certificate coverage ends or reduces without your request, if You were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as You and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance You select, your age and your risk class.

If your coverage reduces without your request, You may convert the amount of the reduction. If your coverage ends because You are no longer an Eligible Group Member, the amount You are able to convert may not exceed the total amount of life insurance ending for You reduced by:

•	The amount of your Certificate Fund needed to cancel any loan due,

•	The amount of any paid-up insurance You may have purchased by using your Certificate Fund after the Face Amount of insurance ends, and

•	The amount of group life insurance, from any carrier, for which You become eligible within the next 45 days.

If a Covered Person dies within 90 days after the Certificate ends or reduces it without your request and You otherwise had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance You could have had if You had actually made the conversion to the individual policy.

Paid-Up Coverage

You may elect to use your Certificate's Cash Surrender Value for Paid-Up Coverage on the Covered Person. To use this option, You must have at least $1,000 of Cash Surrender Value on the day You elect Paid-Up Coverage. The insurance amount will depend on how much the Cash Surrender Value is and on the Covered Person’s date of birth. But, the amount of Paid-Up Coverage cannot be more than your Certificate's Death Benefit right before You elect Paid-Up Coverage. Once You elect Paid-Up Coverage, it will be the only coverage provided under your Certificate.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-Up Coverage effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request on the form we require You to use for this purpose. If You elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, You must make a request to Aon Benfield Securities, Inc. on the form that we require You to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

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If You do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

When Proceeds Are Paid

Prudential will generally pay any Death Benefit, Cash Surrender Value, withdrawal or loan proceeds within 7 days after Aon Benfield Securities, Inc. receives the request for payment. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in Good Order. There are certain circumstances when we may delay payment of proceeds:

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We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

•

We expect to pay proceeds that come from the Fixed Account or from Paid-Up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

PROCEDURES

Your Group Contract has procedures for how You will conduct transactions under your Group Variable Universal Life Insurance--for example, how You will submit an enrollment form, make premium payments, request loans and withdrawals, and transfer or reallocate money in your Certificate Fund. You should consult the appropriate form to learn what those procedures are.

You should submit all forms, except loan repayment forms, to Aon Benfield Securities, Inc., which is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract. Aon Benfield Securities, Inc. will forward the forms to Prudential. Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Aon Benfield Securities, Inc. receives them in Good Order at the address on the forms. Loan repayment forms should be submitted directly to Prudential.

Electronic Transactions

You may be able to perform some transactions electronically. These transactions include: transferring amounts among available investment options, making surrenders, requesting withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that You will be able to get through to complete an electronic transaction during peak periods, such as periods of drastic economic or market change, or during system failures or power outages.

When Prudential Reconciles Financial Transactions

Transactions received in Good Order by us before 4 p.m. Eastern time on a Business Day are processed on the same day. Transactions received in Good Order after 4 p.m. Eastern time on a Business Day are processed on the next Business Day.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

We will not pay a benefit on any Accidental Death Benefit type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.

Child Term Insurance

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You may choose a child term insurance benefit. This life insurance benefit covers your dependent child or children. The child must be unmarried, living at birth and less than 21 years old. The age 21 limit does not apply to a child who is wholly dependent on You for support and maintenance, is enrolled full time as a student in a school and is less than age 25. You should refer to your Certificate to learn the details of any benefit that may be available to you.

If You choose this optional benefit, it will reduce the amount of the annual refund that You could otherwise receive from your Group Contract Holder.

Accelerated Benefit Option

You are automatically covered for the Accelerated Benefit Option. Under an accelerated benefit option (referred to in your Certificate as Option to Accelerate Payment of Certain Death Benefits), You can elect to receive an early lump sum payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.

The amount of the accelerated payment will be equal to a portion of the Covered Person's Net Amount at Risk, plus a portion of the Covered Person's Certificate Fund. If You elect to receive payment under the Accelerated Benefit Option, then the total amount otherwise payable on the Covered Person's death will be reduced by the amount of the accelerated payment.

We will not pay an accelerated benefit if coverage was assigned or if You are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated benefit that is available to you. Unless required by law, You can no longer request an increase in the Face Amount of your Certificate once You have elected to receive an accelerated benefit. The amount of future premium payments You can make will also be limited.

Adding the Accelerated Benefit Option to your Certificate will not affect the way You are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if You actually receive proceeds from the Accelerated Benefit Option, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated benefit option is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before You elect to receive this benefit.

Accidental Death and Dismemberment Benefit

If You are younger than age 75, You may be covered for an Accidental Death and Dismemberment Benefit. You may elect to decline an Accidental Death and Dismemberment Benefit. An Accidental Death and Dismemberment Benefit provides You insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when You reach age 75.

Extended Death Protection During Total Disability

You may choose an extended Death Benefit option (also referred to as Waiver of Cost of Insurance Charges) that provides protection during your total disability. Under this provision, Prudential Insurance will waive your monthly charges if You became totally disabled prior to age 60 and your disability continues for at least 9 months. We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the Lapse section.

PREMIUMS

Your Group Variable Universal Life Insurance has flexible premiums.

Routine Premium Payments

You will usually be able to decide how often to make premium payments and how much each premium payment will be. You must make sure that there is enough value in your Certificate Fund--minus Certificate Debt and outstanding charges-- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). If

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the balance in your Certificate Fund is less than the amount of any month's charges, You must make a premium payment that increases your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If You don't, your insurance coverage will end. See the Lapse section to learn how your insurance will end and what You can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months..

Additional Premium Payments

In addition to routine premium payments, You may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

How You Will Pay Premiums

Participants will remit payments to Aon Benfield Securities, Inc. (who will pass them on to us).

Deducting Premiums by Automatic Debit

You may choose to have your premium deducted automatically from your checking or savings account.

Effect of Premium Payments on Tax Status

If You pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if You make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify You and ask whether You want us to refund the premium payment. If You fail to respond within a reasonable time, we will continue to process the premium payment as usual.

If You have notified us in the past 13 months that You want us to refund excess premium payments causing Modified Endowment Contract treatment and we receive any excess payment which is less than $100.00, then we may, without additional notification by you, sell the minimum number of shares necessary so as not to cause your Certificate to be treated as a Modified Endowment Contract.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund. See the Taxes section.

Allocation of Premiums

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called the "Net Premium." See the Charges and Expenses section.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

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BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in a non-interest bearing account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

•

DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 30 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 30 days.

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AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will invest the Net Premiums in your Certificate Fund and allocate them by your percentage for each investment option in our records.

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If You have not given us complete instructions on how You want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until You furnish complete information.

Changing the Allocation of Future Premium Payments

You may ask Prudential to change the way your future premium payments will be allocated among the investment options. Aon Benfield Securities, Inc. will give You a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order. The minimum percent that You may allocate to an available investment option is 5%. All allocations must be in whole percentages.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund, minus Certificate Debt and outstanding charges, to cover each month’s charges. See the Lapse section.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for changes in the future.

Transfers/Restrictions on Transfers

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as a transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

•	The minimum amount You may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

•	The minimum percent that You may allocate to an available investment option is 5%. All allocations must be in whole percents.

For the first 20 transfers in a Certificate Year, You may transfer amounts by proper written notice, or electronically. See the Electronic Transactions section. After You have submitted 20 transfers in a Certificate Year, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail. After You have submitted 20 transfers in a Certificate Year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the valuation period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers among investment options per Certificate Year. There is an administrative charge of up to $20 for each transfer exceeding 12 in any Certificate Year.

For purposes of the 20 transfer limit, we currently do not count transfers that involve one of our systematic programs, such as Dollar Cost Averaging. For additional information, please see the Dollar Cost Averaging section.

The Group Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for Fund advisers/sub-advisers to manage the variable investment options. Large or frequent transfers may cause the Funds to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Participants. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the share prices of the variable investment options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the variable investment option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on share price of the affected variable investment option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Participant. We will immediately notify You at the time of a transfer request if we exercise this right.

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Any restrictions on transfers will be applied uniformly to all Participants, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Participants may be able to effect transactions that could affect Fund performance to the disadvantage of other Participants.

Owners of variable life insurance or variable annuity contracts that do not impose the above-referenced transfer restrictions might make more numerous and frequent transfers than Participants and other contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same underlying variable investment options available to them, and unfavorable consequences associated with such frequent trading within the underlying variable investment option (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract and Participants.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract owners who violate the excessive trading policies established by the Fund. In addition, You should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan Participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

A Fund also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that Fund that occurs within a certain number of days following the date of allocation to the variable investment option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Benfield Securities, Inc. on the form we require You to use for this purpose. Aon Benfield Securities, Inc. will give You a form to request a transfer.

Dollar Cost Averaging

As an administrative practice, we currently offer a feature called Dollar Cost Averaging , or DCA. Once the free look period ends, this feature lets You systematically transfer specified dollar amounts from the Prudential Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day of the following month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, You usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Aon Benfield Securities, Inc. will give You a form to request DCA. If Aon Benfield Securities, Inc. receives your request form in Good Order by the tenth of the month, we will start DCA processing during the next month. If the request is received after the tenth day of the month, we will start DCA processing during the month after the next month. We will terminate the DCA arrangement when any of the following events occur:

•	We have completed the designated number of transfers;

•	The amount You have invested in the Prudential Series Fund Money Market Portfolio is not enough to complete the next transfer;

•	Aon Benfield Securities, Inc. receives your written request to end the DCA arrangement; or

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•	You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, You buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, You may achieve a lower average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

We reserve the right to change this practice, modify the requirements, or discontinue the feature.

DEATH BENEFITS

When Proceeds Are Paid

Prudential will pay a Death Benefit to the beneficiary You have named, when the Covered Person dies.

Amount of the Death Benefit

The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges. But, the Death Benefit will not be less than the Face Amount of insurance shown plus the amount of any additional insurance benefit, if the Covered Person’s insurance is not in default and there is no Certificate Debt or withdrawal.

When a Covered Person attains age 100, the person’s Death Benefit will be equal to the Certificate Fund, less any Certificate Debt outstanding and any past due monthly charges. The Face Amount of Insurance ends, the monthly Expense Charges for the Cost of Insurance will no longer be required and Prudential will no longer accept contributions. Any additional provisions that may have been part of the Variable Universal Life Coverage will end.

Adjustment In The Death Benefit

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 2001 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Death Claim Settlement Options

Group life insurance benefits are settled through Prudential’s Alliance Account( settlement option. The Alliance Account is not available for payments less than $5,000, payments to individuals residing outside the United States and its territories, and certain other payments. These exceptions will be paid by check. Beneficiaries may wish to consult a tax adviser regarding interest earned on the account. There are fees for special services such as stop payment requests. Prudential’s Alliance Account is a registered trademark of The Prudential Insurance Company of America. Once Prudential Insurance approves the claim, we will automatically establish an interest-bearing draft book (“checkbook”) account in your beneficiary’s name and your beneficiary will have immediate access to the money.

As an alternative to the Alliance Account, in some cases, your beneficiary may choose one of the following settlement options (please note availability is subject to change):

Option 1: Payments for a Fixed Period

The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected. The total present value of payments not yet made, may be withdrawn at any time.

Option 2: Payment in Installments for Life

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The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, we will pay the present value of the remaining guaranteed payments to a payee your beneficiary designates.

Option 3: Interest Income

All or part of the proceeds may be left with Prudential to earn interest, which can be paid annually, semi-annually, quarterly or monthly. This option allows You or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time.

Option 4: Payments of a Fixed Amount

You or your beneficiary may choose an income payment of a stated amount either monthly, quarterly, semi-annually, or annually. Prudential will make the payment until the proceeds and interest earned are fully paid. Your beneficiary receives a guaranteed specified sum for a limited number of years. Any interest credited will be used to extend the payment period.

We will furnish, upon request, details of the settlement options at the time You or your beneficiary wishes to take advantage of one of the optional modes of settlement.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax adviser.

Changes in Face Amount of Insurance

The Face Amount of insurance may increase or decrease. You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when You reach age 75 and age 80. Here are some general statements about changes in your Face Amount of insurance. But You should read your Certificate to learn how changes work in your case.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. When we identify such a situation, we generally will notify You and ask whether You want us to process the Face Amount of insurance change. When You respond to this notification, we will process the change as You have requested in your response. The Good Order date that we receive your response to this notification will be the effective date of this Face Amount change. Also, a decrease in coverage may limit the amount of premiums that You may contribute in the future. See the Taxes section. You should consult your tax adviser before You change the Face Amount of your insurance.

Increases in Face Amount

Whether You are eligible to increase the Face Amount will depend on several factors at the time You request an increase. These factors include:

•	your current Face Amount;.

•	your age;

•	your AICPA membership;

•	Your State Society of CPA or other qualifying organization membership; and

•	the schedule of coverage available.

When we receive a request to increase the Face Amount of insurance, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

An increase in the Face Amount will result in higher insurance charges because our Net Amount at Risk will increase.

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Decreases in Face Amount

Whether You are eligible to decrease the Face Amount will depend on several factors at the time You request a decrease. These factors include:

•	The reduced Face Amount must be a scheduled amount available to you.

•	A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

•	The Face Amount may decrease automatically when You attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when You attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit You for any extra monthly charges we deducted the previous month.

How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80

When You reach age 75, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	75% of the Face Amount prior to age 75, whichever is greater

When You reach age 80, we will reduce the Face Amount to:

(1)	Five times the value of the Certificate Fund, or

(2)	50% of the Face Amount prior to age 75, whichever is greater

Once the Face Amount is recalculated, it will be rounded to the next highest $10,000 increment. We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which You became insured for GVUL under the Group Contract.

The value of the Certificate Fund used in determining the reduced Face Amount will be calculated on the last Business Day prior to the effective date of the reduction.

But in no event will your ultimate Face Amount of insurance, as determined above, exceed your amount of insurance on the day prior to your attainment of the reduction age. Nor will your amount of insurance at anytime be reduced to an amount below an amount required to keep the coverage within the definition of the life insurance under the Internal Revenue Code of 1986, or successor law, without reducing the Certificate Fund.

SURRENDER AND WITHDRAWALS

Surrender of a Certificate

You may surrender your Certificate for its Cash Surrender Value at any time. If You do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order.

We will pay the proceeds as described in the When Proceeds Are Paid section. If You redeem units from your Certificate Fund that You just purchased and paid for by check or ACH (Automatic Clearing House) transfer, we will process your redemption, but will delay sending You the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the Taxes section.

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Cash Surrender Value

The Cash Surrender Value of your Certificate is equal to your Certificate Fund minus any Certificate Debt, outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account. See the Loans section.

The Cash Surrender Value will change daily to reflect:

•	Net Premiums;

•	Withdrawals;

•	Increases or decreases in the value of the Funds You selected;

•	Interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

•	Interest accrued on any loan;

•	The daily asset charge for mortality and expense risks assessed against the variable investment options; and

•	Monthly charges that Prudential deducts from your Certificate Fund.

If You ask, Aon Benfield Securities, Inc. will tell You the amount of the Cash Surrender Value of your Certificate. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to be zero.

Withdrawals

While your Certificate is in effect, You may withdraw part of your Certificate's Cash Surrender Value (“Withdrawal”). We will take it from each investment option You selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Withdrawals will be effective as of the end of the Business Day on which Aon Benfield Securities, Inc. receives your request form in Good Order. We will pay You the amount withdrawn as described in the When Proceeds Are Paid section. If You redeem units from your Certificate Fund that were recently purchased by check or ACH transfer, we will process your redemption, but will delay sending You the proceeds for up to 10 calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any withdrawal. You may withdraw any amount that is more than $200, but You must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of withdrawals You can make in a year. However, there is a transaction charge for each withdrawal. Currently, this charge is $10 or 2% of the amount You withdraw, whichever is less. In the future, Prudential Insurance may raise this charge, but not above $20. We will deduct the transaction charge from the amount You withdraw. A withdrawal will decrease the amount of the Death Benefit.

You may not repay any amount that You withdraw, although You generally may make additional premium payments. Withdrawals may have tax consequences. See the Taxes section.

Payment Of Cash Surrender Value

You may receive the Cash Surrender Value by surrendering your Certificate. To do this, You must make a request to Aon Benfield Securities, Inc. on the form that we require You to use for this purpose. The election of this option may have tax consequences. See the Taxes section.

If You do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-Up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

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LOANS

You may borrow up to the Maximum Loan Value of your Certificate Fund. The Maximum Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, You may borrow a greater amount.

You cannot take a loan if the Certificate Debt exceeds the Maximum Loan Value. Prudential will pay loan proceeds as described in the When Proceeds Are Paid section.

Interest charged on the loan accrues daily at a rate that Prudential sets each year. Interest payments are due the day before the Contract Anniversary. If You do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When You take a loan from your Certificate Fund, here's what happens:

•	We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless You tell us to take it only from selected investment options.

•	We will start a Loan Account for You and will credit the Loan Account with an amount equal to the loan.

•

We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential Insurance charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. You should send your loan repayments directly to Prudential Insurance. You may request a loan repayment form from Aon Benfield Securities, Inc.

If You repay a loan by using the Certificate Fund, we will treat the repayment as a withdrawal from the Certificate Fund. A withdrawal may have tax consequences. See the Withdrawals section and the Taxes section.

A loan will not cause your Certificate to lapse. However, your loan plus accrued interest (together, these are called "Certificate Debt") may not equal or exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, You will not have enough money in your Certificate Fund to cover the month's charges and your coverage will end. See the Lapse section below.

If You still have Certificate Debt outstanding when You surrender your Certificate or when You allow your Certificate to lapse, the amount You borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the Taxes section.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options You selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

LAPSE AND REINSTATEMENT

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Benfield Securities, Inc. will send You a notice to tell You that your insurance is going to end, how much You must pay to stop it from ending, and when You must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificate will no longer have any value. The grace period is currently 71 days. However, we guarantee that the grace period will be at least the later

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of 61 days after the Monthly Deduction Date, or 30 days after the date Aon Benfield Securities, Inc. mailed You the notice. A Certificate that lapses with Certificate Debt may affect the way You are taxed. See the Taxes section.

If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, You must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if You are no longer an Eligible Group Member. (If You are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, You must send the following items to Aon Benfield Securities, Inc.:

•	A written request for reinstatement;

•	Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential;

•	A premium payment that is at least enough, after deduction of any charges that apply, to pay the monthly charges for the grace period and for two more months. See the Charges and Expenses section;

•

We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the Suicide Exclusion and Incontestability sections.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future. Reinstatement of your Certificate does not reverse or eliminate tax reporting related to a lapse with an outstanding loan.

TAXES

This summary provides general information on federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance and Investor Control

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses or Statements of Additional Information.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	You will not be taxed on the growth of the Funds in the Certificate Fund, unless You receive a distribution from the Certificate Fund, and
•	The Certificate's Death Benefit will be income tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available Subaccounts of a separate account without causing the Participants, instead of Prudential Insurance, to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service (“IRS”) rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential Insurance will be treated as the owner of the separate account assets, it is possible that the Participants may be considered to own the assets.

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Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential Insurance will be treated as the owner of the underlying assets.

In order to meet the definition of life insurance rules for federal income tax purposes, the Certificate must satisfy the Cash Value Accumulation Test under the Internal Revenue Code.

Under the Cash Value Accumulation Test, the Certificate must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Certificate qualifies as life insurance, the Certificate's Death Benefit may increase as the Certificate Fund value increases. The Death Benefit, at all times, must be at least equal to the Certificate Fund multiplied by the applicable Attained Age factor.

Pre-Death Distributions

The tax treatment of any distribution You receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

Certificates Not Classified As Modified Endowment Contracts

•

If You surrender your Certificate or allow it to lapse, You will be taxed on the amount You receive in excess of the premiums You paid less the untaxed portion of any prior withdrawals. For this purpose, You will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. In other words, You will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if You take the proceeds under an income payment settlement option.

•

Generally, You will be taxed on a withdrawal to the extent the amount You receive exceeds the premiums You paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

•	Loans You take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•

The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or an additional benefit is added or removed). You should first consult a tax adviser if You are contemplating any of these steps.

•

If the Certificate is classified as a Modified Endowment Contract, then amounts You receive under the Certificate before the Covered Person's death, including loans, withdrawals, and experience credits (passed on to You as refunds) which are not reinvested are included in income to the extent that the Certificate Fund exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way.

•

These rules also apply to loans, withdrawals, premium refunds which are not reinvested, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

•

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.

•	All Modified Endowment Contracts issued by us to You during the same calendar year are treated as a single Certificate for purposes of applying these rules.

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Withholding

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts You receive will be subject to withholding. You are not permitted to elect out of withholding if You do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

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Other Tax Considerations

If You transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If You transfer the Certificate to a person two or more generations younger than You (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if You or the Covered Person, if different, dies.

The earnings of the Account are taxed as part of Prudential's operations. The Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

Federal Income Tax Status Of Amounts Received Under The Certificate

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the Death Benefit is fixed instead of variable). Here's what that means:

•	First, the Death Benefit is generally not included in the gross income of the beneficiary;

•	Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains;
•

Third, surrenders and withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income. The taxable portion of the distribution is taxed as ordinary income. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distributions section.

•	Fourth, loans are not generally treated as distributions. Different tax rules apply if your Certificate is classified as a Modified Endowment Contract. See the Pre-Death Distribution section.

You should consult your tax adviser for guidance on your specific situation.

Company Taxes

We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges You pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the separate account group variable life insurance contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges You pay under the contract. We reserve the right to change these tax practices.

LEGAL PROCEEDINGS

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industries in which Prudential operates, including in both cases businesses that have either been divested or placed in wind-down status. Prudential is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, Prudential is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Prudential has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended

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unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Prudential is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Prudential and its businesses and products. In addition, Prudential, along with other participants in the businesses in which Prudential engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees and prejudgment and post-judgment interest.

From November 2002 to March 2007, eleven separate complaints were filed and amended against Prudential Financial, Prudential and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential, over 350 claimants who are current and former employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In December 2007, the Prudential defendants answered the complaints and asserted counterclaims against each plaintiff for breach of contract and cross-claims against Leeds Morelli & Brown for breach of contract and the covenant of good faith and fair dealing, fraudulent inducement, indemnification and contribution. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

Prudential, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. In December 2006, Prudential reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In addition, in April 2008, Prudential reached a settlement of proceedings regarding these matters with District Attorneys of San Diego, Los Angeles and Alameda counties. Pursuant to this settlement, Prudential paid $350,000 in penalties and costs. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice. Plaintiffs have appealed to the Third Circuit Court of Appeals.

In April 2005, Prudential voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past

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arrangements, including those relating to wind-down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential’s property and casualty insurance operations that were sold in 2003. In August 2008, Prudential Financial, Inc. (“PFI”) reached a resolution of the investigations by the SEC. The SEC’s complaint in this matter, filed on August 6, 2008 in the United States District Court for the District of New Jersey, alleges, among other things, that Prudential’s property and casualty insurance operations improperly accounted for the reinsurance contracts resulting in overstatements of PFI’s consolidated results for the years 2000, 2001 and 2002 in certain of PFI’s reports filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in violation of the financial reporting, books-and-records and internal control provisions of the Exchange Act. In connection with the settlement, PFI has consented to entry of a final judgment enjoining it from future violations of specified provisions of the Exchange Act and related rules and regulations of the SEC thereunder. The settlement, in which PFI neither admits nor denies the allegations in the complaint, resolves the SEC’s investigations into these matters without the imposition of any monetary fine or penalty. The settlement documents include allegations that may result in litigation, adverse publicity and other potentially adverse impacts to PFI’s businesses.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. In March 2008, the court granted plaintiffs’ motion to conditionally certify a nationwide class. In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, on behalf of agents who sold Prudential’s financial products. The complaint alleges claims that Prudential failed to pay overtime and provide other benefits in violation of federal and California law and seeks compensatory and punitive damages in unspecified amounts. In September 2008, the Wang matter was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder lawsuit. In January 2009, an amended complaint was filed in the consolidated matter which adds wage claims based on the laws of thirteen additional states.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”), filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. Prudential’s financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million in “Change in net unrealized capital gains (loss)”, reflecting these payments to plan clients and certain related costs. In September 2008, the court denied State Street defendants’ motion to dismiss the claims for damages and other relief under Section 502(a)(2) of ERISA but dismissed the claim for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on its financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification is not likely to have a material adverse effect on Prudential’s financial position.

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FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts. The financial statements of the Account and the consolidated financial statements of Prudential are made available in the Statement of Additional Information to this prospectus.

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ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-5850, upon payment of a prescribed fee.

You may contact us directly for further information. Our address and telephone number are on the inside front cover of this prospectus.

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DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

Account - The Account is a variable contract account, also known as a separate account, that is identified as the Prudential Variable Contract Account GI-2. The Account is divided into Subaccounts. Each variable investment option is a Subaccount of the Account. The Account holds assets that are segregated from all of Prudential’s other assets. The assets of each Subaccount are segregated from the assets of each other Subaccount.

Aon Benfield Securities, Inc. – A direct wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract.

Applicant Owner – A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member.

Attained Age - Your age on your last birthday on or prior to October 1 of each year.

Business Day - A day on which the New York Stock Exchange is open for trading.

Cash Surrender Value - The amount You receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and any other outstanding charge.

Certificate - A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

Certificate Anniversary - The same date each year as the Certificate Date.

Certificate Date - The effective date of coverage under a Certificate.

Certificate Debt - The principal amount of any outstanding loans You borrowed under your Certificate plus any accrued interest.

Certificate Fund - The total amount credited to You under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

Certificate Year - The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

Contract Anniversary - October 1 of each year.

Contract Date - The date on which the Group Contract is issued.

Covered Person - The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

Death Benefit - The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

Eligible Group Members - Members of the AICPA and/or a Qualified State Society of CPAs and/or other qualifying organization who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan. You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

Experience Credit - A refund that Prudential may provide under certain Group Contracts based on favorable experience.

Face Amount - The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

Fixed Account - An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

Funds - A Fund is a portfolio of a series mutual fund. Each of these mutual funds is an open-end management investment company registered under the Investment Company Act of 1940. The shares of such Fund are purchased only by insurance company separate accounts, such as the Account, and qualified plans, and are not available on a retail basis. Each variable investment option buys shares of one specific Fund.

Group Contract - A Group Variable Universal Life insurance contract that Prudential issues to the Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Group Contract Holder - The Trustee of the American Institute of Certified Public Accountants Insurance Trust.

Issue Age - The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

Loan Account - An account within Prudential's general account to which we transfer from the Account and/or the Fixed Account an amount equal to the amount of any loan.

Maximum Loan Value - The amount (before any applicable transaction charge) that You may borrow at

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any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

Modified Endowment Contract - A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if You take distributions (such as withdrawals, loans, Experience Credits (passed on to You as refunds) which are not reinvested or assignments) from a Modified Endowment Contract. Regardless of classification as a Modified Endowment Contract cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the Taxes section for a more complete description of the Modified Endowment Contract rules.

Monthly Deduction Date - The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

Net Amount at Risk - The amount by which your Certificate’s Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

Net Premium - Your premium payment minus any charges for taxes attributable to premiums. Net Premiums are the amounts that we allocate to the Account and/or the Fixed Account.

Paid-Up Coverage - This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one premium payment to begin the coverage and never make any additional payments.

Participant - An Eligible Group Member or "Applicant Owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If You validly assign your rights as a Participant to someone else, then that person may exercise those rights.

Series Fund - The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

Subaccount - A division of the Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

The Prudential Insurance Company of America - Prudential, us, we, our. The company offering the Contract.

You - A Participant.

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To Learn More About Prudential Group Variable Universal Life

To learn more about the Group variable universal life Contract, You can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2009. See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PAGE

The Prudential Insurance Company of America	2
The Prudential Variable Contract Account GI-2	2
Principal Underwriter	2
Distribution and Compensation	2
Services Performed by Third Parties	3
State Regulation	4
ERISA Considerations	4
Performance Data	5
Ratings and Advertisement	5
Premiums	6
Processing Premium Payments	6
Information in Good Order	6
Rules That Apply	6
Experts	6
Financial Statements	7

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-01031. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-5850. The SEC also maintains a Web site (http://www.sec.gov) that contains the Prudential Group Variable Universal Life SAI, material incorporated by reference, and other information about the Prudential Insurance Company of America. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-562-9874 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information or other documents.

Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3177, and is distributed by Prudential Investment Management Services LLC (PIMS), administered and offered through the Aon Benfield Securities, Inc., Member FINRA, 159 East Country Line Road, Hatboro, PA 19040-1218, 1-800-223-7473. PIMS is located at Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. The Plan Agent of the AICPA Insurance Trust is Aon Insurance Services. Aon Benfield Securities, Inc. and Aon Insurance Services are not affiliated with either Prudential or PIMS, a registered broker-dealer. Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

Investment Company Act of 1940: Registration No.: 811-07545

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Supplement Dated May 1, 2009

To Prospectus Dated May 1, 2009

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

CBS Corporation

This document is a supplement to the prospectus dated May 1, 2009 (the “prospectus”) for the Group Variable Universal Life Insurance contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the CBS Corporation Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.
1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance[1]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.43[3]
Net Interest on Loans[4]	Annually	2%
*Additional Insurance Benefits[2]:
Child Dependents Term Life Insurance	Monthly	Maximum - $0.10[5] Minimum - $0.10[5]
Representative current charge - $0.10[6]

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 41 year old insured guaranteed under the contract.
4.

The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
6.	The representative current charge for additional insurance benefits are sample rates currently charged.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.37%	1.41%

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Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met. There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers. The full names of the investment subadvisers and investment advisers are listed immediately following each chart. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
Diversified Bond	The investment objective is a high level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	The investment objective is long-term growth of capital.	Jennison Clearbridge
Flexible Managed	The investment objective is a total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	The investment objective is long-term growth of capital.	PIM QMA Jennison LSV MCM T. Rowe Price William Blair
Money Market	The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM

3

Stock Index	The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.	QMA

Investment Advisers for the Prudential Series Fund

•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
Templeton Foreign Securities Fund	The investment objective is long-term capital growth.	Investment Counsel
Janus Portfolio	The investment objective is long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	The investment objective is long-term capital appreciation.	Lazard
T. Rowe Price Equity Income Portfolio	The investment objective is to provide substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe Price New America Growth Portfolio	The investment objective is long-term capital growth.	T. Rowe Price

Investment Subadvisers for Unaffiliated Funds / Portfolios

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	ClearBridge Advisors LLC (“ClearBridge”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Prudential provides administrative and support services to the funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated

4

underlying Funds. The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser. In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund. The existence of a 12b-1 fee will always increase the overall cost of investing in those funds. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Funds that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product. We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. As of May 1, 2009, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund. The service fees received from The Prudential Series Fund are 0.05%. Some funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under the CBS Group Contract are as follows:

1.

Charges For Taxes on Premium Payments. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily Charges for Mortality and Expense Risks. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For CBS the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.	Daily Charges for Investment Management fees and Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4.

Monthly Charges. Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, the monthly charge for administrative expenses is $3.00.

The highest current rate per thousand is $32.99, and applies to insureds ages 95 and above, who are smokers and have ported their coverage. The lowest current rate per thousand is $0.04, and applies to insured non-smoking active employees under age 30.

The following table provides sample per thousand rates (net of taxes) for active employees paying nonsmoker rates:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$. 05
45	$. 13
55	$. 34
65	$. 58

Dependent term insurance: The rate for child term insurance is currently $0.10 per thousand.

5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

5

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

Active Salaried Employees of CBS Corporation (“CBS”) who on December 31, 2001 were participating in the CBS Group Variable Universal Life Insurance plan, and have elected to continue under the program.

In addition, eligible group members may also purchase Group Variable Universal Life Insurance for their spouse and Dependent Term Life Insurance coverage for their eligible dependent children.

Spouses who are also employees of CBS may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse was covered as both an employee and spouse, we will pay a death benefit as though the spouse were an employee only. We will return the premiums that were paid as a spouse, and we will retain any investment gain or loss.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Children of eligible employees are eligible for dependent term life coverage from live birth to age 23, provided they are unmarried and dependent on the employee for support and maintenance. Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.

•

A child will not be eligible if he or she is confined for medical care or treatment at home or elsewhere on the effective date of coverage, unless the child was, on December 31, 2001, covered under the CBS Group Dependent Life Insurance Policy.

•

At the expiration of the calendar year in which a child reaches age 23, the employee may continue coverage if the child is not physically or mentally capable of self-support. The employee must give Prudential evidence of the incapacity within 31 days after coverage would end.

•	Children who are also employees of CBS may not be covered both as an employee and a dependent. If both parents are employees of CBS, a child may be covered by only one parent.

Enrollment Period: There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered, except as noted below and also in the Evidence of Good Health section.

•

2002 Annual Enrollment - During the 2002 annual enrollment period, an employee could increase his/her coverage by one times Annual Benefits Base Salary with no evidence of good health. During that same annual enrollment period an employee could enroll his/her spouse for $10,000, $20,000 or $30,000 of coverage with no evidence of good health.

•

2007 Annual Enrollment - During the 2007 annual enrollment period, an employee could increase his/her coverage by one times Annual Benefits Base Salary with no evidence of good health. All increases in spouse coverage required evidence of good health.

•

2009 special enrollment period – During the special 2009 open enrollment period, an employee could increase his/her coverage by one times Annual Benefits Base Salary with no evidence of good health. All increases in spouse coverage require evidence of good health.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

6

Coverage Information

Face Amount

Executive Employee Group Variable Universal Life Coverage: A Participant who is classified by the employer as an executive may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $3,000,000. The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Non-Executive Employee Group Variable Universal Life Coverage: All other Participants who are eligible employees may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $5,000,000. The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Spouse Group Variable Universal Life Coverage: A Participant may choose Group Variable Universal Life Insurance coverage for a spouse in $10,000 increments, up to $250,000.

Dependent Children: A Participant may elect Dependent Term Life Insurance coverage for qualified dependent children from one of the following five amounts for each eligible child: $1,000, $2,000, $4,000, $10,000 or $20,000.

Evidence of Good Health

For a Participant Who is An Employee: Other than as noted above in the Enrollment Period section, any increase in coverage will be subject to the employee giving evidence of good health, except that an employee can increase coverage by one times Annual Benefits Base Salary within 31 days of a qualifying life event without any medical evidence being required. For the purposes of this plan, a qualifying life event is defined as: (1) a change in marital status, (2) the birth/adoption of a child, (3) the death of a dependent or (4) the purchase of a home. See Enrollment Period above for the special rules applicable to the 2006 Benefits Enrollment Period.

For a Dependent Spouse: Other than as noted above in the Enrollment Period section, a spouse must give evidence of good health for any increase, except that coverage can be increased by $10,000 without evidence of good health, within 31 days of a qualifying life event. If an employee enrolls for spouse coverage more than 31 days from the date of initial eligibility, all amounts of coverage will require evidence of good health. See Enrollment Period above for the special rules applicable to the 2006 Benefits Enrollment Period.

Changes in Face Amount

Increases in Face Amount: You may increase your Face Amount of insurance at anytime. You may also increase your amount of spouse or dependent child coverage. However, increased coverage may require evidence of insurability satisfactory to Prudential as noted in the section Evidence of Good Health above. Additionally, if you are not actively at work on the date any approved increase in coverage would be effective, such increase will not become effective until you return to active-at-work status. If any dependent spouse or child is home or hospital confined on the date any approved increase in coverage would be effective, such increase will not be effective until the spouse or child is released from such confinement.

Decreases in Face Amount: Your coverage amount will not be decreased unless you request a decrease from Prudential. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use the "Guideline Premium Test".

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

7

Additional Insurance Benefits

Accelerated Benefit Option: A Participant (employee or spouse) can elect to receive an early payment of up to 50% of the applicable Death Benefit, when diagnosed as being terminally ill with a life expectancy of 12 months or less.

Exclusions

There are no exclusions in the CBS Corporation Group Variable Universal Life Insurance plan.

Changes In Personal Status

Continuing Coverage When You Retire, Terminate Employment or Become Disabled

•

You may continue your coverage if you retire or become disabled. Your rates for coverage will depend on your age. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

•

If you terminate employment at any other time, you may continue your coverage on a Continuation basis. If you continue coverage on a Continuation basis, your rates will be higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either CBS or Prudential may end the Group Contract. See the Termination of Group Contractholder’s Participation section of the prospectus for the conditions under which Prudential may terminate the Group Contract.

If the Group Contract ends, the effect on Participants depends on whether or not CBS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If CBS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If CBS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

•

You may continue your plan regardless of whether CBS replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage on a Portable basis.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees and their dependents, CBS will send routine premium payments to Prudential by payroll deduction. Retirees, employees on an approved leave of absence, and Participants who choose Portable coverage will be billed directly by Prudential and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

8

If you make routine premium payments by automatic payroll deduction through CBS, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date CBS forwards premium payments to us. If premium payments have not been transferred to us by the 45th day after the first day of any month, we will deduct the monthly charge from the Certificate Fund on that 45th day.

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the CBS Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

Supplement dated May 1, 2009

to Prospectus dated May 1, 2009

for Group Variable Universal Life Insurance

Special Features of the Group Contract for

JP Morgan Chase & Company

This document is a supplement to the prospectus dated May 1, 2009 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the JP Morgan Chase & Company Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5%. Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.519%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.519% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $2.00
*Cost of Insurance[1]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.40[2]
Net Interest on Loans[3]	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 40 year old insured guaranteed under the contract.
3.

The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.43%	1.45%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met. There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

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Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers. The full names of the investment subadvisers and investment advisers are listed immediately following each chart. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
Flexible Managed	The investment objective is a total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	The investment objective is long-term growth of capital.	PIM QMA Jennison LSV MCM T. Rowe Price William Blair
High Yield Bond	The investment objective is a high total return.	PIM
Jennison	The investment objective is long-term growth of capital.	Jennison
Money Market	The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
American Century VP Balanced Fund	The investment objective is The fund seeks long-term capital growth and current income.	ACIM
American Century VP International Fund	The investment objective is capital growth.	ACGIM

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American Century VP Value Fund	The investment objective is long-term capital growth. Income is a secondary objective.	ACIM
JPMorgan Insurance Trust Core Bond Portfolio	The investment objective is high total return consistent with moderate risk of capital and maintenance of liquidity.	JPMIA
JPMorgan Insurance Trust International Equity Portfolio	The investment objective is high total return from a portfolio of equity securities of foreign companies.	J.P. Morgan
JPMorgan Insurance Trust Small Cap Core Portfolio	The investment objective is high total return from a portfolio of small company stocks.	J.P. Morgan
JPMorgan Insurance Trust U.S. Equity Portfolio	The investment objective is high total return from a portfolio of selected equity securities.	JPMIA

Investment Advisers

•	American Century Investment Management, Inc. ("ACIM")
•	American Century Global Investment Management, Inc., (“ACGIM”)
•	JPMorgan Investment Advisors Inc. ("JPMIA")
•	J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Charges

The current charges under the JP Morgan Chase & Company Group Contract are as follows:

1.

Charges for taxes on premium payments. Prudential deducts a charge of 2.519% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.169%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily charges for mortality and expense risks. Prudential deducts this charge from the assets of the JP Morgan Chase & Company Group Contract that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

For JP Morgan Chase & Company, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4. Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $2.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $36.86, and applies to insureds at age 99, who are smokers. The lowest current rate per thousand is $0.06, and applies to insureds under age 30, who are nonsmokers.

The following table provides sample per thousand cost of insurance rates for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.07
45	$.18
55	$.46
65	$1.27

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5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance include:

•

Current or former employees of JP Morgan who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

•

Spouses of current or former employees of JP Morgan or their Spouses who were enrolled in the Group Variable Universal Life Insurance plan prior to 12/31/2001, and whose Employee Spouses have chosen not to enroll in the JP Morgan Chase & Company’s other voluntary group life insurance program, the supplemental term life insurance plan.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: There is a limited enrollment period for the JP Morgan Chase & Company Group Variable Universal Life Insurance plan. You or your spouse would have had to enroll in the plan prior to 12/31/2001. No new employees or spouses may enroll for coverage after that date.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

An employee may have chosen a Face Amount from $50,000 to the lesser of $1,500,000 or five times annual eligible compensation. (When Face Amount is based on eligible compensation, we round the Face Amount to the next higher multiple of $100 if it is not already an even multiple of $100).

A spouse may have chosen a Face Amount from $50,000 to $300,000.

Both employee and spouse face amounts must have been approved by Prudential prior to January 1, 2002.

Evidence Of Good Health

Because you may no longer elect or increase your coverage or your spouse’s coverage there is no requirement to provide evidence of good health.

Changes In Face Amount

Increases in Face Amount: After January 1, 2002, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount: Generally, your coverage amount will not decrease unless you request a decrease from Prudential. However, if your coverage amount is a multiple of salary, your coverage amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use the "Guideline Premium Test".

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Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option: You or your spouse can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Your accelerated benefit is subject to a maximum of $50,000 or 50% of your Face Amount of insurance, whichever is less. "Terminally ill" means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Prudential will continue to bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

You may continue your coverage on a “Portable” basis, at active employee rates, if you leave JP Morgan Chase & Company for any reason. However, rates for Continuation coverage will be higher than rates for coverage as an active employee commencing on the January 1 immediately following the second anniversary of your leaving JP Morgan Chase & Company. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either JP Morgan Chase & Company or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not JP Morgan Chase & Company replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If JP Morgan Chase & Company does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential may terminate your Certificate. We may also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If JP Morgan Chase & Company does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: elect to continue to have Prudential bill you directly for premium payments (with an administration expense fee, currently $3 per bill, charged to you), elect to convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

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Premiums

Payment of Premiums

Active employees, retirees, employees on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential (with a fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.

When Monthly Charges Are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon how you make routine premium payments to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payment has not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the JP Morgan Chase & Company Group Variable Universal Life Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2009

To Prospectus Dated May 1, 2009

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003

This document is a supplement to the prospectus dated May 1, 2009 (the “prospectus”) for the Group Variable Universal Life Insurance Contracts and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the KPMG LLP Retirees and Terminated Partners Prior to 11/5/2003(“KPMG LLP Retirees and Terminated Partners”) Group Variable Universal Life Contracts and Certificates. This is specific to groups 61380 & 61381 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue Portable coverage prior to 1/1/2003 and group 41704 – former partners enrolled in the Group Variable Universal Life Insurance plan, who either retired or terminated and elected to continue Portable coverage between 1/1/2003 and 11/5/2003.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.589%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current – $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate Year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement	Maximum - $20 per statement. Current - $0.00

Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.589% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[1]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.08
Charge for a Representative Participant		Representative guaranteed charge - $0.56[2]
Net Interest on Loans[3]	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	The representative guaranteed charge for the cost of insurance is a sample rate charged for a 46 year old insured guaranteed under the contract.
3.

The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.17%

2

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met. There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers. The full names of the investment subadvisers and investment advisers are listed immediately following each chart. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
Equity	The investment objective is long-term growth of capital.	Jennison Clearbridge
Global	The investment objective is long-term growth of capital.	PIM QMA Jennison LSV MCM T. Rowe Price William Blair
High Yield Bond	The investment objective is a high total return.	PIM
Jennison	The investment objective is long-term growth of capital.	Jennison
Money Market	The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Small Capitalization Stock	The investment objective is long-term growth of capital.	QMA

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Stock Index	The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.	QMA

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	ClearBridge Advisors LLC (“ClearBridge”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
American Century VP Value Fund	The investment objective is long-term capital growth.	ACIM
Janus Worldwide Portfolio	The investment objective is long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital
MFS Research Series	The investment objective is long-term growth of capital and future income.	MFS
MFS Research Bond Series	The investment objective is total return (high current income and long-term growth of capital).	MFS
MFS Strategic Income Series	The investment objective is high current income and capital appreciation.	MFS
Neuberger Berman AMT Partners Portfolio	The investment objective is growth of capital.	NBM
T. Rowe Price Equity Income Portfolio	The investment objective is substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe Price New America Growth Portfolio	The investment objective is long-term capital growth.	T. Rowe Price

Investment Advisers for Unaffiliated Funds / Portfolios

•	American Century Investment Management, Inc. ("ACIM")
•	Janus Capital Management LLC (“Janus Capital”)
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Management Inc. ("NBM")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

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Charges And Expenses

The current charges under the KPMG LLP Retirees and Terminated Partners Group Contract are as follows:

1.

Charges For Taxes On Premium Payments. Prudential deducts a charge of 2.589% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.239%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily Charges For Mortality And Expense Risks. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

For KPMG LLP Retiree and Terminated Partners, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.	Daily Charges For Investment Management Fees And Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. They are described earlier in this supplement.

4.	Monthly COI Charge. Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge in the prospectus.

The guaranteed maximum rates may be up to 150% of the 1980 CSO Male Table. The guaranteed rates are based on many factors, including:

The highest current rate per thousand is $24.61, and applies to certain insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $0.13, and applies to insureds ages 50 and under, who are retired.

The following table provides sample per thousand cost of insurance rates for retired partners (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.13
45	$.13
55	$.31
65	$.74

5. Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

•

Former Partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue Portable coverage prior to 1/1/2003.

•

Former partners of KPMG LLP and Subsidiaries who were enrolled in the Group Variable Universal Life Insurance Plan, who either retired or terminated and elected to continue Portable coverage between 1/1/2003 and 11/5/2003.

We refer to each person who buys coverage as a "Participant." When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: There is a limited enrollment period for the KPMG LLP Retirees and Terminated Partners Group Variable Universal Life Insurance plan. A participant would have had to be enrolled in the plan prior to11/5/2003.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

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During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

An eligible Partner may have chosen a GVUL Face Amount of up to 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000,

-	up to a maximum of $2,500,000, for participants who were retired or terminated and elected to continue Portable coverage prior to 1/1/2003

-	or up to a maximum of $3,000,000, for participants who were either retired or terminated and elected to continue Portable coverage between 1/1/2003 and 11/5/2003.

All face amounts must have been approved by Prudential prior to 11/5/2003.

Evidence Of Good Health

Because you may no longer elect or increase your coverage, there is no requirement evidence of good health.

Changes in Face Amount

Increases In Face Amount: After 11/5/2003, the Face Amount of insurance that you have previously chosen may not be increased.

Decreases in Face Amount: Your Face Amount will decrease only if you voluntarily choose to reduce it.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the “Cash Value Accumulation Test”.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person’s Attained Age. For this purpose, we base the Net Single Premium on the 1980 CSO Male Table, and interest rates as described in The Internal Revenue Code, Section 7702.

Additional Insurance Benefits

Accelerated Benefit Option: A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally ill” means the Participant has a life expectancy of 6 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes In Personal Status

Continuing Coverage When You Become Disabled

6

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a charge of $3 per bill for administration expenses.

Continuing Coverage If You Leave The Company For Reasons Other Than Retirement

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. We refer to this as “Portable” coverage. Your rates for Continuation coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a charge of $3 per bill for administration expenses. If the KPMG LLP Retirees and Terminated Partners Group Contracts terminate, you may nonetheless continue your Continuation coverage.

Termination of The Group Contracts

Either KPMG or Prudential may terminate the KPMG LLP Retirees and Terminated Partners Group Contracts, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG LLP Retirees and Terminated Partners Group Contracts are terminated, KPMG may replace them with another life insurance contract that, like the KPMG LLP Retirees and Terminated Partners Group Contracts, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment, or (iii) have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you).

If KPMG does not replace the KPMG LLP Retirees and Terminated Partners Group Contracts with a life insurance contract that permits you to accumulate cash value, then you will have the option of electing to have Prudential continue to bill you directly for premium payments (with a fee of $3 per bill for administration expenses charged to you), electing to convert to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

All participants will be billed directly by Prudential and will submit their premium payments directly to Prudential.

You may also make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Taxes section of the prospectus.

When Monthly Charges are Deducted

We calculate and deduct the charges monthly from your Certificate Fund, depending upon how you make routine premium payments to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

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If you make routine premium payments directly to Prudential, we generally will deduct the monthly Certificate Fund charges once per month, on the date we receive your premium payment. If your premium has not been received by the 45th day after the due date we will deduct the month's Certificate Fund charges on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the KPMG LLP Retirees and Terminated Partners Group Contracts.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

8

Supplement Dated May 1, 2009

to Prospectus Dated May 1, 2009

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Mayo Clinic

This document is a supplement to the prospectus dated May 1, 2009 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Mayo Clinic Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - $20 Current - $0.00
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund..	Maximum - $20 Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance[1]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $47.38 Minimum - $ 0.04
Charge for a Representative Participant	Monthly	Representative guaranteed charge - $0.61[2]
Net Interest on Loans[3]	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 50 year old insured guaranteed under the contract.
3.

The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.52%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met. There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product. Please refer to the list below to see which variable investment options you may choose.

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The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers. The full names of the investment subadvisers and investment advisers are listed immediately following each chart. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
Conservative Balanced	The investment objective is a total investment return consistent with a conservatively managed diversified portfolio.	PIM QMA
Global	The investment objective is long-term growth of capital.	PIM QMA Jennison LSV MCM T. Rowe Price William Blair
Government Income	The investment objective is a high level of income over the long term consistent with the preservation of capital.	PIM
High Yield Bond	The investment objective is a high total return.	PIM
Money Market	The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Natural Resources	The investment objective is long-term growth of capital.	Jennison
Small Capitalization Stock	The investment objective is long-term growth of capital.	QMA
Stock Index	The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	The investment objective is capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	ClearBridge Advisors LLC (“ClearBridge”)

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•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
AllianceBernstein Real Estate Investment Portfolio	The investment objective is total return from long-term growth of capital and income.	AllianceBernstein
Templeton Global Asset Allocation Fund	The investment objective is high total return.	Investment Counsel
Templeton Growth Securities Fund	The investment objective is long-term capital growth.	Global Advisors
Janus Overseas Portfolio	The investment objective is long-term growth of capital.	Janus Capital
Janus Portfolio	The investment objective is long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital
Lazard Retirement Emerging Markets Equity Portfolio	The investment objective is long-term capital appreciation.	Lazard
MFS Strategic Income Series	The investment objective is high current income and capital appreciation	MFS
Neuberger Berman AMT Growth Portfolio	The investment objective is Growth of capital.	NBM
T. Rowe Price International Stock Portfolio	The investment objective is long-term growth of capital.	T. Rowe Price
T. Rowe Price Mid Cap Growth Portfolio	The investment objective is long-term capital appreciation.	T. Rowe Price

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Management Inc. ("NBM")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Global Advisors Limited (“Global Advisors”)
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

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Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds. The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser. In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund. The existence of a 12b-1 fee will always increase the overall cost of investing in those Fund. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Fund may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Funds that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product. We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. As of May 1, 2009, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund. The service fees received from The Prudential Series Fund are 0.05%. Some Fund pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Global Asset Allocation Fund
•	Franklin Templeton Growth Securities Fund
•	Lazard Retirement Emerging Markets Equity Portfolio

Charges

The current charges under your Group Contract are as follows:

Daily charges for mortality and expense risks. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $28.46, and applies to insureds at age 99. The lowest current rate per thousand is $0.02, and applies to insureds under age 25.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.05
45	$0.10
55	$0.26
65	$0.85

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

5

Eligibility and Enrollment

Eligibility: Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

See the "Free Look" Period section of the prospectus for more details.

Premiums

Premiums for Your Certificate are paid for directly by Mayo Clinic. As a result, the entire “How You Will Pay Premiums ” section at the bottom of page 21 does not apply to your Contract. You may, however, choose to pay additional premiums on your own at any time. Please see the “Additional Premium Payments” section of the prospectus for additional details and limitations.

Coverage Information

Face Amount

A Participant will be provided a Face Amount of three times his or her annual earnings or salary or as listed in the contract to a maximum of $3,000,000. The minimum Face Amount is $10,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount

For Face Amounts based on annual salary or earnings, we may increase Face Amounts on each January 1st based on salary or earnings information reported to us.

Decrease in Face Amount

If your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Face amounts may decrease if you wish to continue coverage after retirement. Decreases in coverage amounts will depend upon your age, date of hire, and years of service.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use the "Guideline Premium Test".

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

6

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $50,000. "Terminally ill" means you have a life expectancy of 12 months or less (6 or 24 months in some states). This benefit and the specific rules that apply to your group can be found in your contract.

Exclusions

There are no suicide exclusions.

Changes in Personal Status

Continuing Coverage If You Become Disabled

If you become disabled and are unable to work, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you are no longer disabled.

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Your rates and coverage amount will depend upon your age, date of hire, and years of service. You can choose to pay premiums via an electronic funds transfer or be billed directly. If we bill you directly for premium payments, there will be a charge of $3 per bill for administration expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement

You may continue your Group Variable Universal Life coverage on a "portable" basis if you leave for any reason and are no longer an Eligible Group Member. We call this " Continuation Coverage." Continuation rates are higher than rates for coverage as an active Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

7

Supplement Dated May 1, 2009

To Prospectus Dated May 1, 2009

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

The New Jersey Judicial Retirement System (JRS)

This document is a supplement to the prospectus dated May 1, 2009 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the State of New Jersey--State House Commission (on behalf of The Judicial Retirement System) Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions Of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.52%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current charge - $0.00
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.52% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Bi-weekly	Certificates issued on or before 12/31/2008: Maximum - $2.77 Minimum - $2.00 Certificates issued on or after 01/01/2009: Maximum - $6.00 Minimum - $2.00
*Cost of Insurance[1]
Minimum and Maximum Guaranteed Charge	Monthly

Certificates effective on or before 12/31/2008:

Maximum - $83.34

Minimum - $0.10

Representative guaranteed charge - $1.05[3]

Certificates effective on or after 01/01/2009:

Maximum - $50.48

Minimum - $0.04

Charge for a Representative Participant		Representative guaranteed charge - $0.76[3]
Net Interest on Loans[4]	Annually	2%
*Additional Insurance Benefits[2]
Spouse and Child Dependents Term Life Insurance	Monthly	Maximum - $2.00[5] Minimum - $2.00[5]
Representative current charge - $2.00[6]

*

The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk. The charges shown for Spouse and Child Term Insurance are expressed as rates per unit. One unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 52 year old insured guaranteed under the contract.
4.

The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
6.	The representative current charge for additional insurance benefits are sample rates currently charged.

2

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.41%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met. There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers. The full names of the investment subadvisers and investment advisers are listed immediately following each chart. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
Diversified Bond	The investment objective is a high level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	The investment objective is long-term growth of capital.	Jennison Clearbridge
Flexible Managed	The investment objective is a total return consistent with an aggressively managed diversified portfolio.	PIM QMA

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Global	The investment objective is long-term growth of capital.	PIM QMA Jennison LSV MCM T. Rowe Price William Blair
Jennison	The investment objective is long-term growth of capital.	Jennison
Money Market	The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Stock Index	The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	The investment objective is capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	ClearBridge Advisors LLC (“ClearBridge”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
DWS High Income VIP	The investment objective is to provide a high level of current income.	Deutsche
Templeton Foreign Securities Fund	The investment objective is long-term capital growth.	Investment Counsel
Janus Overseas Portfolio	The investment objective is long-term growth of capital.	Janus Capital
Janus Portfolio	The investment objective is long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	The investment objective is long-term capital appreciation.	Lazard
MFS Research Series	The investment objective is long-term growth of capital and future income.	MFS
T. Rowe Price Equity Income Portfolio	The investment objective is substantial dividend income as well as long-term growth of capital.	T. Rowe Price

4

T. Rowe New America Growth Fund	The investment objective is long-term capital growth.	T. Rowe Price

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Prudential provides administrative and support services to the portfolios for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Portfolios or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Fund. The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser. In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund. The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Funds that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Portfolios that we offer through the product. We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. As of May 1, 2009, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund. The service fees received from The Prudential Series Fund are 0.05%. Some portfolios pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under the JRS Group Contract are as follows:

1.

Charges for Taxes on Premium Payments. Prudential deducts a charge of 2.52% from each premium payment. This charge is to compensate us for incurring state and local premium taxes (currently 2.17%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

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2.

Daily Charges For Mortality And Expense Risks. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account. The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45% (never to exceed 0.90%).

3.

Daily Charges For Investment Management Fees And Expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4.

Bi-Weekly Charges. Prudential deducts a bi-weekly charge for the cost of insurance and a bi-weekly charge of $2.00 for administrative expenses from your Certificate Fund. We describe the calculation of this charge in the prospectus.

The highest current rate per thousand is $36.34, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $0.06, and applies to insured active employees under age 25.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.09
45	$.15
55	$.44
65	$1.31

Spouse and child term insurance: The rate for spouse and child term insurance is currently $2.00 per unit. Each unit includes $5,000 spouse coverage and $5,000 coverage per child, if any.

5.	Possible Additional Charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility:

•

Eligible Group Members for the Group Variable Universal Life Insurance include active Judges of the New Jersey Judicial Retirement System (“JRS”) who work full-time on a regular basis. In addition, Eligible Group Members who purchase Group Variable Universal Life coverage for themselves may also purchase Group Term Life Insurance coverage for their dependent spouses if, at enrollment, the spouse is not confined for medical treatment at home or elsewhere and Dependent Term Life Insurance coverage for their eligible dependent children..

We refer to each Eligible Group Member who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

•

Spouses who are also Judges of the JRS may not be covered both as a Judge and a spouse. If, after the death of a spouse, we become aware that a spouse was enrolled as both a Judge and a spouse, we will pay a death benefit as though the spouse were a Judge only. We will return the premiums that were paid as a spouse.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the Judge.

•

In addition, your children are eligible for dependent term life coverage from birth to 19 years (or, if an unmarried student, to age 25), provided they are not confined for medical treatment at home or elsewhere at the time of

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enrollment. Eligible children include legally adopted children, stepchildren and foster children who live with you and depend on you substantially for support.

•

When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. You must give Prudential evidence of the incapacity within 31 days after coverage would end.

•	If both parents are Judges of the JRS, a child may be covered by only one parent.

Enrollment

There is no limited enrollment period. You may enroll at any time. If, however, you enroll when you are first eligible for coverage, you do not have to provide evidence of good health for certain levels of coverage. If you are a new Judge, you may apply for coverage within 90 days after becoming first eligible in lieu of the group term life insurance that is mandatory for the first twelve months of service as a Judge.

If you do not enroll yourself or your dependent spouse or children during the initial enrollment period, you may contact your AOC human resources office and obtain an application for coverage. Complete the application and mail it directly to Prudential. Prudential will make arrangements with you for determining evidence of good health and the coverage will then be put into effect.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Judge may choose a Face Amount equal to one and one half, two, three, four or five times annual base salary. (The Face Amount is rounded up to the next higher multiple of $1,000). See the JRS optional contributory insurance amounts available to you.

You may buy $5,000 of term life insurance for your eligible spouse.

You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Evidence of Good Health

Evidence of good health is not required when:

•	A Judge requests 1½ times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•	A Judge requests spouse or dependent child term life insurance coverage when the Judge is first eligible to enroll (i.e., when a new Judge first starts service as a Judge).

•

A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, but within 90 days of getting married or after the birth, adoption, or guardianship of a new child.

•	A Judge retires and opts to continue coverage at retirement.

•	A Judge terminates service and opts to continue as portable coverage.

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•	A participant (Judge, spouse or dependent child) opts to convert to an individual life insurance policy with Prudential.

Evidence of good health is required when:

•

A Judge requests 2, 3, 4 or 5 times salary when first eligible to enroll (i.e., when a new Judge first starts service as a Judge). Insurance of 1½ times salary will be put into effect immediately; the remainder of the coverage will go into effect on the first of the month after the good health is determined.

•	A Judge requests insurance coverage of any amount any time after declining coverage during the initial enrollment period.

•	A Judge requests to increase insurance coverage from 1½ times salary to some higher amount.

•

A Judge adds spouse or dependent child term life insurance coverage at some time after the initial eligibility period to enroll, and beyond the 90 day period after getting married or after the birth, adoption, or guardianship of a new child.

If you need to provide evidence of good health, Prudential will provide you with an Evidence of Insurability Form that you will need to complete. If an examination or verification from a physician is required, Prudential will provide you with the appropriate forms and instruct you on the required steps to prove good health.

Changes In Face Amount

Increases In Face Amount: After the initial enrollment, you may increase your Face Amount of insurance at any time, but you must provide evidence of good health.

Decreases In Face Amount: Generally, your face amount will not decrease unless you request a decrease from Prudential. However, if your face amount is a multiple of salary, then your Face amount may decrease if your salary decreases.

See the Changes In Face Amount and Taxes sections of the prospectus.

Effect Of Purchasing This Contributory Insurance On Your Taxable Income

The new non-contributory program for the JRS members is separate from the contributory insurance provided to JRS members through a group insurance policy held by the State Treasurer at the State of New Jersey. The new program is significantly different from the group term life insurance provided by the state as the employer of JRS members, and it has been determined that it is not subject to the imputed income provisions of the Internal Revenue Code (Section 79). The new contributory life insurance program for JRS members includes both group term life and optional group variable universal life insurance. The premiums for the Judges' Group Variable Universal Life coverage are age based and insurance coverage is available for spouses and children. The cost of the program is borne totally by participating JRS members.

See the Taxes section of the prospectus.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use the "Guideline Premium Test".

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

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Additional Insurance Benefits

Accelerated Benefit Option: While you remain a Judge, you can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.

Dependent Term Life Insurance: You may buy $5,000 of term life insurance for your eligible spouse. You may buy $5,000 of term life insurance for each eligible child. If you have spouse coverage, the coverage for your children is at no additional cost.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Retire

You may continue your Group Variable Universal Life coverage when you retire. Retiree rates are identical to those of active Judges. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave Your Position As A Judge For Reasons Other Than Retirement

You may continue your coverage on a "portable" basis if you leave the JRS for any reason. We call this “Continuation Coverage.” Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses. Contact Prudential for a portable rate schedule.

Termination Of The Group Contract

Either the JRS or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not the JRS replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If JRS does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If JRS does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis or elect to receive the Cash Surrender Value of your Certificate.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active Judges and their dependents, the JRS will send routine premium payments to Prudential by bi-weekly payroll deduction, and will make these payments bi-weekly. Retirees, deferred retirees, Judges on an approved leave of absence and Participants who choose Portable Coverage will be billed directly by Prudential on a quarterly basis and will submit their premium payments directly to Prudential.

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When Monthly Charges Are Deducted

The exact date that we deduct charges from your Certificate Fund depends upon whether you make routine premium payments by bi-weekly automatic payroll deduction or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

•

If you make routine premium payments by automatic payroll deduction, we generally will deduct the bi-weekly Certificate Fund charges once per pay period, on the Payroll Deduction Date. The Payroll Deduction Date will coincide with the date the JRS forwards the payroll deductions to us.

The JRS intends to forward automatic payroll deduction premium payments by the beginning of the week after the end of each payroll period. But, even if the JRS has not transferred the payroll deductions to us by the 45th day after the first day of the bi-weekly pay period, we will nevertheless deduct the bi-weekly Certificate Fund charges on that 45th day.

•

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the New Jersey JRS Group Contract. Your Enrollment Kit also explains key features of your plan.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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Supplement Dated May 1, 2009

To Prospectus Dated May 1, 2009

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Towers Perrin

This document is a supplement to the prospectus dated May 1, 2009 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential”, “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Towers Perrin Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum charge - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current - 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.00
*Cost of Insurance[1]
Minimum and Maximum Guaranteed Charge	Monthly

Certificates effective on or before 12/31/2008:

Maximum - $83.34

Minimum - $0.10

Representative guaranteed charge - $0.47[3]

Certificates effective on or after 01/01/2009:

Maximum - $47.38

Minimum - $0.04

Charge for a Representative Participant		Representative guaranteed charge - $0.31[2]
Net Interest on Loans[3]	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2	The representative guaranteed charge for cost of insurance is a sample rate charged for a 42 year old insured guaranteed under the contract.
3

The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	0.85%

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

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The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met. There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers. The full names of the investment subadvisers and investment advisers are listed immediately following each chart. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
Diversified Bond	The investment objective is a high level of income over a longer term while providing reasonable safety of capital.	PIM
Flexible Managed	The investment objective is a total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	The investment objective is long-term growth of capital.	PIM QMA Jennison LSV MCM T. Rowe Price William Blair
Jennison	The investment objective is long-term growth of capital.	Jennison
Money Market	The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Small Capitalization Stock	The investment objective is long-term growth of capital.	QMA
Stock Index	The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	The investment objective is capital appreciation.	Jennison

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Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
DWS High Income VIP	The investment objective is to provide a high level of current income.	Deutsche
Janus Overseas Portfolio	The investment objective is long-term growth of capital.	Janus Capital
Janus Portfolio	The investment objective is long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital
T. Rowe Price Mid Cap Growth Portfolio	The investment objective is long-term capital appreciation.	T. Rowe Price

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")

Charges

The current charges under the Towers Perrin Group Contract are as follows:

1.

Charges for taxes on premium payments. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate us for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily charges for mortality and expense risks. Prudential deducts this charge from the assets of the Towers Perrin Group Contract that correspond to the Funds you select. This charge is to compensate us for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

For Towers Perrin, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

4.	Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.00 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $36.09, and applies to insureds age 90 and above, who are smokers and have ported their coverage. The lowest current rate per thousand is $0.04, and applies to insured non-smoking active employees under age 25.

4

The following table provides sample per thousand cost of insurance rates (net of taxes) for nonsmokers:

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.06
45	$.11
55	$.32
65	$.94

5.	Possible additional charges. For details on possible additional charges, see the Charges section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance include:

•	Active, full-time US employees of Towers Perrin.

•	Active, full-time reduced hour US employees of Towers Perrin.

Employees may be insured under either the Group Universal Life plan or the Group Variable Universal Life plan, but not both.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: An eligible employee may only enroll during Towers Perrin's annual enrollment period. However, new employees may enroll for coverage during the year, as long as they enroll within 31 days after first becoming eligible.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one to five times base annual earnings starting at a minimum of $10,000 up to a maximum of $3,000,000. (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple $1,000 if it is not already an even multiple of $1,000).

Evidence of Good Health

Special rules applied during the initial enrollment period.

•

For a Current Participant: Current amounts of coverage were “grandfathered,” provided that amounts in excess of $1,000,000 have been subject to the eligible employee giving evidence of good health. In addition, any increase in coverage will be subject to the eligible employee giving evidence of good health.

•

For a Newly Hired Eligible Group Member: You must provide evidence of good health if you enroll and request a Face Amount that is more than $1,000,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

5

Changes In Face Amount

Increases in Face Amount: After the initial enrollment, you may increase your Face Amount of insurance during the annual enrollment, but you must provide evidence of good health. You may also increase your face amount of insurance within 31 days following a qualifying life event, but you will be required to provide evidence of good health.

Decreases in Face Amount: Generally, your coverage amount will not decrease unless you request a decrease from us. However, if your coverage amount is a multiple of salary, then your coverage amount may decrease if your salary decreases.

See the Changes in Face Amount and Taxes sections of the prospectus.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use the "Guideline Premium Test".

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option: You can choose to receive an early payment of all or part of the Death Benefit when diagnosed as being terminally ill. Accelerated benefits are subject to a combined maximum of $1,000,000 if your term life death benefit is also accelerated. “Terminally ill” means you have a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Become Disabled

There is no disability provision under your Certificate, but you may continue your Group Variable Universal Life Coverage while on Disability Leave of Absence that is approved by Towers Perrin. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage When You Retire

You may continue your coverage when you retire. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

Continuing Coverage If You Leave the Company for Reasons Other Than Retirement

You may continue your coverage on a “Portable” basis if you leave Towers Perrin for any reason. Rates for Continuation coverage are higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either Towers Perrin or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not Towers Perrin replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

6

•

If Towers Perrin does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If Towers Perrin does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

See the Options On Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees, Towers Perrin will send routine premium payments to Prudential by payroll deduction, and will make these payments monthly. Retirees, employees on an approved leave of absence, and Participants who choose Portable Coverage will be billed directly by Prudential (with an additional fee, currently $3 per bill, for administration expenses) and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

The exact date that we deduct the monthly charge from your Certificate Fund depends upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through Towers Perrin, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Towers Perrin forwards the payroll deductions to us.

Towers Perrin intends to forward automatic payroll deduction premium payments to us on a periodic basis, typically twice per month. But, if Towers Perrin has not transferred the monthly payroll deductions to us by the 45th day after the premium due date, we will deduct the monthly charge on that 45th day.

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the premium due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the Towers Perrin Group Contract.

You may contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

7

Supplement Dated May 1, 2009

To Prospectus Dated May 1, 2009

For Group Variable Universal Life Insurance

Special Features of the Group Contract For

Trane

This document is a supplement to the prospectus dated May 1, 2009 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement is not a complete Prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Trane Group Variable Universal Life Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum charge” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum charge, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.60%
Charge for Processing Premiums	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum – the lesser of $20 or 2% of the amount withdrawn. Current - $0.00
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00
Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[1]
Minimum and Maximum Guaranteed Charge	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.55[3]
Net Interest on Loans[4]	Annually	2%
*Additional Insurance Benefits[2]:
Spouse Dependents Term Life Insurance	Monthly	Maximum -$18.55[5] Minimum - $0.05[5]
Representative current charge - $0.13[6]
Child Dependents Term Life Insurance	Monthly	Maximum - $0.06[5] Minimum - $0.06[5]
Representative current charge - $0.06[7]
AD&D on employee’s life	Monthly	Maximum- $0.25[5] Minimum - $0.20[5]
Representative current charge – 0.20[7]
AD&D on employee and family’s life	Monthly	Maximum - $0.34[5] Minimum - $0.32[5]
Representative current charge – 0.32[7]

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.
1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	These benefits may not be available to some groups.
3.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 44 year old insured guaranteed under the contract.
4.

The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

5.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
6.	The representative current charge for spouse term insurance is a sample rate currently charged for a 48 year old insured, who is the spouse of an active employee in Trane.
7.	The representative current charge for additional insurance benefits are sample rates currently charged.

2

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.79%

Portfolio Companies

Set out below is a list of each available Fund and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met. There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers. The full names of the investment subadvisers and investment advisers are listed immediately following each chart. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
Diversified Bond	The investment objective is a high level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	The investment objective is long-term growth of capital.	Jennison Clearbridge
Flexible Managed	The investment objective is a total return consistent with an aggressively managed diversified portfolio.	PIM QMA

3

Global	The investment objective is long-term growth of capital.	PIM QMA Jennison LSV MCM T. Rowe Price William Blair
Jennison	The investment objective is long-term growth of capital.	Jennison
Money Market	The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Stock Index	The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	The investment objective is capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)
•	ClearBridge Advisors LLC (“ClearBridge”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
AllianceBernstein Real Estate Investment Portfolio	The investment objective is total return from long-term growth of capital and income.	AllianceBernstein
DWS Government & Agency Securities VIP	The investment objective is high current income consistent with preservation of capital.	Deutsche
DWS High Income VIP	The investment objective is to provide a high level of current income	Deutsche
Templeton Developing Markets Securities Fund	The investment objective is long-term capital appreciation.	Asset Management
Templeton Foreign Securities Fund	The investment objective is long-term capital growth.	Investment Counsel
Janus Overseas Portfolio	The investment objective is long-term growth of capital.	Janus Capital
Janus Portfolio	The investment objective is long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	The investment objective is long-term capital appreciation.	Lazard

4

MFS Research Series	The investment objective is long-term growth of capital and future income.	MFS
T. Rowe Price Equity Income Portfolio	The investment objective is to provide substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe Price Mid Cap Growth Portfolio	The investment objective is long-term capital appreciation.	T. Rowe Price
T. Rowe Price New America Growth Portfolio	The investment objective is long-term capital growth.	T. Rowe Price

Investment Advisers for Unaffiliated Funds / Portfolios

•	AllianceBernstein L.P. ("AllianceBernstein")
•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS").
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)
•	Templeton Asset Management Ltd. (“Asset Management”)

Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds. The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser. In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund. The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Funds that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Fund that we offer through the product. We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. As of May 1, 2009, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund. The service fees received from The Prudential Series Fund are 0.05%. Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

5

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Developing Markets Securities Fund
•	Franklin Templeton Foreign Securities Fund
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under the Trane Group Contract are as follows:

1.

Charges for Taxes on Premium Payments. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 2.25%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.	Daily Charges for Mortality and Expense Risks. For Trane, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.	Daily Charges for Investment Management Fees and Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4.

Monthly Charges. Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, there is no monthly charge for administrative expenses under the Trane plan.

The highest current rate per thousand is $22.26, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $.05, and applies to insured active employees under age 30.

The following table provides sample per thousand cost of insurance rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.07
45	$.12
55	$.34
65	$1.05

Spouse Term Insurance: The highest current rate per thousand is $18.55, and applies to spouses at age 99. The lowest current rate per thousand currently offered for this benefit is $.05, and applies to spouses under age 30.

The following table provides sample per thousand Spouse term insurance charges:

Insured’s Age	Monthly Rate per $1000
35	$.07
45	$.12
55	$.34
65	$1.05

Child term insurance: The rate for child term insurance is currently $0.06 per thousand.

AD&D on the employee’s life: The rate per thousand currently offered for this coverage is $.02. Generally, one rate is payable at all ages for a given group of insureds.

AD&D family rate: The rate per thousand currently offered for this coverage is $.04. Generally, one rate is payable at all ages for a given group of insureds.

5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

6

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

Employees of Trane who were participating in the Group Variable Universal Life Insurance program on 12/31/04. Prior to January 1, 2005, eligibility was open to all employees who were eligible for the Trane Flexible Benefits Plan and had either (1) a Benefits Eligible Pay of $75,000 or more or (2) as of December 31, 2001 had an accumulated additional premium balance in the Cash Accumulation Fund under the Trane Group Universal Life Plan in existence on that date.

On and after January 1, 2005, no new enrollments are allowed into this plan.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Enrollment Period: Prior to January 1, 2005 an eligible employee or spouse could enroll during Trane's annual enrollment period and within 31 days of any life event included under Trane's definition of Qualifying Life Event. New employees could enroll for coverage during the year as long as it was within 31 days after first becoming eligible. On and after January 1, 2005, no new enrollments are allowed into the plan.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount

A Participant may choose a Face Amount from one times his or her Benefits Eligible pay to six times his or her Benefits Eligible pay, up to a maximum of $3,000,000. (When Face Amount is based on salary, we round the Benefits Eligible pay to the next higher multiple of $1,000 if it is not already an even multiple of $1,000).

Once enrolled, you may increase your Face Amount of insurance within 31 days following a qualifying life event or at annual enrollment. However, increased coverage may require evidence of insurability satisfactory to Prudential, as explained in the section Evidence Of Good Health below.

Evidence Of Good Health

You must give evidence of good health if you enroll for a Face Amount that is more than three times your Benefits Eligible pay or $750,000. However, special rules applied during the November 2001 and October 2003 enrollment periods.

Once enrolled, you will need to give evidence of good health, satisfactory to Prudential, when increasing coverage, except that you will be able to increase your Face Amount within 31 days of a qualifying life event, by one times your Benefits Eligible pay, without having to submit evidence of good health.

Changes In Face Amount

Increases In Face Amount: Once enrolled, you may increase your Face Amount of insurance.. However, increased coverage may require evidence of insurability satisfactory to Prudential, as noted in the section Evidence of Good Health above.

Decreases In Face Amount: Generally, your Face Amount will not decrease unless you request a decrease from Prudential, which you can do at any time. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

7

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use the "Guideline Premium Test".

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Additional Insurance Benefits

Accelerated Benefit Option: A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. A Participant may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. “Terminally Ill” means the Participant has a life expectancy of 12 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. For the purposes of this exclusion, the coverage effective date is the earlier of the date you become covered under the Prudential Group Variable Universal Life Plan, and the date you were previously covered under a Group Universal or Group Variable Universal Life Insurance Policy issued to Trane, if applicable. See the Suicide Exclusion section of the prospectus.

Changes in Personal Status

Continuing Coverage When You Retire, Terminate Employment or Become Disabled

•

If you retire under Trane's retirement guidelines, you may continue your coverage. Prudential will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

•

If you are disabled, you may continue your coverage, subject to Trane's benefit provisions for disabled participants. Prudential will bill you directly for premium payments and will charge you a fee, currently $3 per bill, for administration expenses.

•

If you terminate employment at any other time, you may continue your coverage on a “Portable” basis. If you continue coverage on a Continuation basis, your rates will be higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either Trane or Prudential may end the Group Contract. See the Termination of a Group Contractholder’s Participation section of the prospectus for the conditions under which Prudential may terminate the Group Contract.

If the Group Contract ends, the effect on Participants depends on whether or not Trane replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

•

If Trane does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

•

If Trane does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

•

You may continue your plan regardless of whether Trane replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage on a Portable basis.

8

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees and their dependents, Trane will send routine premium payments to Prudential by payroll deduction. Former employees who retire under Trane’s retirement guidelines, employees on an approved leave of absence, and those former employees who elect Portability will be billed directly by Prudential and will submit their premium payments directly to Prudential.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through Trane, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction date will generally coincide with the date that we receive premium payments. However, if premium payments have not been transferred to us by the 45th day after the premium due date, we will deduct the monthly charge from the Certificate Fund on that 45th day.

If you make routine premium payments directly to Prudential, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. For select groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first business day of every month, regardless of the billing frequency.

Please refer to the prospectus for information on these and other features of the Trane Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

9

Supplement Dated May 1, 2009

To Prospectus Dated May 1, 2009

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Yellow Roadway

This document is a supplement to the prospectus dated May 1, 2009 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The prospectus describes the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. The following tables provide the “current” and “maximum charge” applicable to the Group Contract. The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amounted Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current - $0.00
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current - 2.60%
Charge for Processing Premiums.	This charge is deducted from each premium when the premium is paid.	Maximum - $2.00 Current - $0.00.
Surrender Charge (Load)	This charge is assessed on a full Surrender of a Certificate.	Maximum - the lesser of $20 or 2% of the amount surrendered. Current - $0.00.
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - The lesser of $20 or 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $20 per transfer after the twelfth. Current - $0.00.
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement. Current - $0.00.

Loan Transaction Charge	This charge is assessed when a loan is processed.	Maximum - $20 for each loan. Current - $0.00.

1.

For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90% of the amount of assets in the variable investment options. Current – 0.45% of the amount of assets in the variable investment options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $3.50
*Cost of Insurance[1]
	Monthly	Maximum - $83.34 Minimum - $0.10
Charge for a Representative Participant		Representative guaranteed charge - $0.81[2]
Net Interest on Loans[3]	Annually	2%

*	The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
1.

The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

2.	The representative guaranteed charge for cost of insurance is a sample rate charged for a 49 year old insured guaranteed under the contract.
3.

The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
(expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.41%

2

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the variable investment options will be met. There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product. Please refer to the list below to see which variable investment options you may choose.

The terms “Fund” and “Portfolio” are largely used interchangeably. Some of the variable investment options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

Prudential Investments LLC (“PI”) serves as investment manager of the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Portfolio, with PI (the “Management Agreements”), provide that PI (the “Investment Manager”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the variable investment options in which the Account invests, their investment objectives, and each variable investment option’s investment advisers and investment subadvisers. The full names of the investment subadvisers and investment advisers are listed immediately following each chart. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Portfolios	Objectives	Subadvisers
Prudential Series Fund
Diversified Bond	The investment objective is a high level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	The investment objective is long-term growth of capital.	Jennison Clearbridge
Flexible Managed	The investment objective is a total return consistent with an aggressively managed diversified portfolio.	PIM QMA
Global	The investment objective is long-term growth of capital.	PIM QMA Jennison LSV MCM T. Rowe Price William Blair
Jennison	The investment objective is long-term growth of capital.	Jennison
Money Market	The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM

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Stock Index	The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	The investment objective is capital appreciation.	Jennison

Investment Subadvisers for the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	ClearBridge Advisors LLC (“ClearBridge”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	William Blair & Company LLC (“William Blair”)

Funds / Portfolios	Objectives	Advisers
Unaffiliated Funds / Portfolios
DWS High Income VIP	The investment objective is to provide a high level of current income.	Deutsche
Templeton Foreign Securities Fund	The investment objective is long-term capital growth.	Investment Counsel
Janus Overseas Portfolio	The investment objective is long-term growth of capital.	Janus Capital
Janus Portfolio	The investment objective is long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	The investment objective is long-term capital appreciation.	Lazard
MFS Research Series	The investment objective is long-term growth of capital and future income.	MFS
T. Rowe Price Equity Income Portfolio	The investment objective is substantial dividend income as well as long-term growth of capital.	T. Rowe Price
T. Rowe New America Growth Fund	The investment objective is long-term capital growth.	T. Rowe Price

Investment Advisers for Unaffiliated Funds / Portfolios

•	Deutsche Investment Management Americas Inc. (“Deutsche”)
•	Janus Capital Management LLC (“Janus Capital”)
•	Lazard Asset Management LLC ("Lazard")
•	Massachusetts Financial Services Company ("MFS")
•	T. Rowe Price Associates, Inc. ("T. Rowe Price")
•	Templeton Investment Counsel, LLC (“Investment Counsel”)

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Service Fees Payable to Prudential

Prudential has entered into agreements with the investment adviser or distributor of the underlying funds. Under the terms of these agreements, Prudential provides administrative and support services to the Funds for which it receives an annual fee based on the average assets allocated to the Fund or portfolio under the Contract from the investment adviser, distributor and/or the Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose Funds are offered as investment options.

Prudential and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract owners invested indirectly in the Fund, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds. The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser. In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund. The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Funds that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product. We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. As of May 1, 2009, the administrative service fees we receive range from .05% to .25% of the average assets allocated to the Fund. The service fees received from The Prudential Series Fund are 0.05%. Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Franklin Templeton Foreign Securities
•	Lazard Retirement U.S. Small-Mid Cap Equity

Charges

The current charges under your Group Contract are as follows:

Charges for Taxes on Premium Payments. Prudential deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential for taxes and expenses attributable to premiums.

Daily charges for mortality and expense risks. Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.50 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $18.48, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $0.030, and applies to insured active employees under age 35.

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The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$.035
45	$.106
55	$.263
65	$.454

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility. Eligible Group Members are full time active executive level employees as determined by Yellow Roadway. We refer to each Eligible Group Member who buys coverage as a "Participant". When the term "you" or "your" is used, we are also referring to a Participant.

Enrollment Period. An Eligible Group Member may enroll during the annual enrollment period or at other times during the year as determined by Yellow Roadway. However, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.

“Free Look” Period: Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

Coverage Information

Face Amount. An Eligible Group Member may enroll for a Face Amount of coverage up to five times his or her annual earnings or salary (including incentive compensation) to a maximum of $3,000,000. Prudential may ask questions about your health and ask you to have a medical exam. The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount. For coverage based on annual salary or earnings, we may increase your Face Amount on each January 1st based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount. Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Definition of Life Insurance

The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we will use the "Guideline Premium Test".

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

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Additional Insurance Benefits

Accelerated Benefit Option. You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means you have a life expectancy of 6 months or less.

Exclusions

There are no exclusions in the Yellow Roadway Group Variable Universal Life Insurance plan.

Changes in Personal Status

Continuing Coverage At Retirement or Disability. You can continue coverage at retirement or if you become disabled. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement. You may continue your Group Variable Universal Life coverage on a "portable" basis if you leave for any reason and are no longer an Eligible Group Member. We call this " Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

The Prudential Variable Contract Account GI-2

The Prudential Insurance Company of America

GROUP VARIABLE UNIVERSAL LIFE

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Group Variable Universal Life Prospectus for the Group Contracts offered by The Prudential Insurance Company of America (“Prudential”), for insurance programs that are sponsored by groups. You may obtain a copy of the Prospectus without charge by calling us at (800) 562-9874.

This SAI, as amended or supplemented from time to time, sets forth information which may be of interest to investors, but which is not necessarily included in the Group Variable Universal Life Prospectus dated May 1, 2009, as supplemented from time to time.

PAGE

The Prudential Insurance Company of America	2
The Prudential Variable Contract Account GI-2	2
Principal Underwriter	2
Distribution and Compensation	2
Services Performed by Third Parties	3
State Regulation	4
ERISA Considerations	4
Performance Data	5
Ratings and Advertisement	5
Premiums	6
Processing Premium Payments	6
Information in Good Order	6
Rules That Apply	6
Experts	6
Financial Statements	7

This SAI includes the consolidated financial statements of Prudential, which should be considered only as bearing upon Prudential’s ability to meet its obligations under the Group Variable Universal Life Contracts. Also included are the financial statements of The Prudential Variable Contract Account GI-2 (the “Separate Account”).

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Telephone: (800)562-9874

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The Prudential Insurance Company of America

The Prudential Insurance Company of America (“Prudential”) is a New Jersey stock life insurance company founded in 1875 under the laws of the State of New Jersey and is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the Contracts.

The Prudential Variable Contract Account GI-2

The Prudential Variable Contract Account GI-2 (the “Separate Account”) was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a “separate account” under federal securities laws. There are currently 68 Subaccounts within the Separate Account, each of which invests in a corresponding Fund from among the 68 variable investment options available under the Group Contracts.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. In addition to these assets, the Separate Account’s assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential’s general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account. The assets held in the Separate Account are segregated from all of Prudential’s other assets and may not be charged with liabilities which arise from any other business Prudential conducts.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) under federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

Principal Underwriter

Prudential Investment Management Services LLC (“PIMS”) acts as the principal underwriter of the Group Contracts and Certificates. PIMS is an indirect wholly-owned subsidiary of Prudential Financial.

PIMS, organized in 1996 under Delaware law, is registered as a broker/dealer under federal securities laws. PIMS is also a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). PIMS’ principal business address is Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS also acts as principal underwriter with respect to the securities of other Prudential Financial investment companies.

Distribution and Compensation

The Group Contracts and Certificates are sold through broker/dealers authorized by PIMS and applicable law to do so. These broker/dealers may be affiliated with Prudential and PIMS. The Contracts and Certificates are offered on a continuous basis.

When Prudential issues an offer of coverage, Prudential will provide a Disclosure Notice to the Group Contractholder about compensation that will be payable to applicable broker-dealers. The Group Contractholder must sign the Disclosure Notice and return it to Prudential before Prudential will pay any commissions. A new disclosure must be signed by the Group Contractholder with any broker of record change. In addition, Prudential will report annually to the Group Contractholder, the commissions and fees paid to the applicable broker-dealers.

Compensation (commissions, overrides and any expense reimbursement allowance) is paid to such broker/dealers according to one or more schedules. The individual registered representatives will receive a portion of the compensation, depending on the practice of the broker/dealer firm. We may also provide compensation for providing ongoing service in relation to the Contract. In addition, we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such

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firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different group product that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to the product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you.

The maximum amount Prudential Insurance will pay to the broker/dealer to cover both the individual representative’s commission and other distribution expenses will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Prudential Insurance may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payments over the term of the premium rate guaranteed period. Additional compensation of up to 1% of side fund value net of loans, may also be payable each year. We may also compensate other representatives of Prudential Insurance for referrals and other consultants for services rendered, as allowed by law. The amounts paid to PIMS for its services as principal underwriter for the calendar years ended December 31, 2008, December 31, 2007 and December 31, 2006 were $0, $0, and $9,776, respectively. During 2008, 2007 and 2006, PIMS retained none of those commissions. Finally, sales representatives who meet certain productivity, profitability and persistency standards with regard to the sale of the Group Contract may be eligible for additional bonus compensation from Prudential Insurance.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days’ written notice to the other party.

Sales expenses in any year are not necessarily equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential’s surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

Services Performed By Third Parties

Prudential has the right to ask another party (referred to as a “third party”) to perform or receive transactions in its place. The Group Contractholder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contractholder.

In some cases, the third party might be another part of Prudential. (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services LLC, an indirect wholly-owned subsidiary of Prudential Financial). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

Open Solutions BIS, Inc. is the Administrator of the Prudential Alliance Account Settlement Option, a contractual obligation of The Prudential Insurance Company of America, located at 751 Broad Street, Newark, NJ 07102-3777. Check clearing is provided by JPMorgan Chase Bank, N.A. and processing support is provided by Integrated Payment Systems, Inc. Alliance Account balances are not insured by the Federal Deposit Insurance Corporation (FDIC). Open Solutions BIS, Inc., JPMorgan Chase Bank, N.A., and Integrated Payment Systems, Inc. are not Prudential Financial companies.

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State Regulation

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

ERISA Considerations

If the Group Contract is treated as or acquired by an “employee benefit plan,” as defined under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), certain legal requirements may apply.

Definition of an Employee Benefit Plan

An “employee benefit plan” includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees—“pension” plans or “welfare” plans.

A “pension plan” includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term “pension plan” includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a “401(k) plan”), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A “welfare plan” includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

Group Contracts as Employee Benefit Plans

Regulations issued by the United States Department of Labor (“Labor”) clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered “employee benefit plans” for purposes of ERISA). Among other exceptions, “group” or “group-type insurance programs” offered by an insurer to employees of an employer will not be a “plan” where:

•	no contributions are made by the employer for the coverage;

•	participation in the program is completely voluntary for employees;

•

the “sole” function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

•

the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an “employee benefit plan” (either a pension or a welfare plan) subject to the requirements of ERISA.

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Investment of Plan Assets in a Group Contract

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

Fiduciary/Prohibited Transaction Requirements Under ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) “parties in interest” (as defined under ERISA) or “disqualified persons” (as defined under the Internal Revenue Code ) and (2) “fiduciaries” with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

•	the relationship between the agent and the insurer; and any limitations that the agent may have in recommending the contracts or products of another company

•	a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange, termination or sale of the Group Contract; and

•	the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the Charges and Expenses section of the Group Variable Universal Life Prospectus.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

Performance Data

Average Annual Total Returns for all active funds under the Group Contracts are computed monthly and distributed quarterly to Group Contractholders to be made available to participants. The performance information represents past performance, and is no guarantee of future results. The amounts shown reflect the daily charges for mortality and expense risk. These charges are currently equal to an effective annual charge of 0.45%. The charge is guaranteed to not exceed an effective annual rate of 0.90%. The rates of return reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and expenses. The rates of return do not reflect product-related charges or administrative charges, such as charges for tax attributable to premiums or administrative expenses, processing fees, cost of insurance and additional benefits and transaction charges. If such charges were reflected, the performance quoted would be significantly lower. The Returns must be preceded or accompanied by a Group Contract prospectus.

A personalized illustration of death benefits and cash surrender values will reflect the Cost of Insurance and other charges not reflected in the quarterly performance returns, and can be obtained by contacting the Prudential Group Variable Universal Life Customer Service Center.

Ratings And Advertisements

Independent financial rating services, including Moody’s, Standard & Poors, Duff & Phelps and A.M. Best Company, rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

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Premiums

Processing Premium Payments - Participants designate what portion of the Premium payments made on their behalf should be invested in the Subaccounts (as defined in the GVUL Prospectus). Prudential will invest subsequent Premium payments made for a Participant as of the end of the Business Day such amounts, together with Premium payment information in good order, are received.

Information in Good Order - Premium payment dollars received from the Group Contractholder via payroll deduction, must be accompanied by (or preceded by) information in a format specified by Prudential, that enables Prudential to confirm the allocation of the entire payment to the individual participant's accounts. When Prudential so confirms, the contribution is in “good order.” Until good order is achieved, dollars received will be held (on your behalf) in an account that does not bear interest. Proper information must be received within 30 Business Days of the initial deposit date. If this information is not received within 30 days, the Premium payment will be returned. Premium payments received in good order will be applied same day. The cut-off time for same day processing is generally 4:00 p.m. Eastern time, such earlier time that the New York Stock Exchange may close or such earlier time applicable to a particular Subaccount.

Initial Payment - Prudential will hold any premium payment that it receives prior to the Certificate Date in non-interest bearing account (on your behalf). Prudential will not pay interest on those amounts. If Prudential receives a premium payment before approving your enrollment under the Group Contract, Prudential will notify the Group Contractholder and request proper enrollment information. If the proper enrollment information is not received within 30 days, the payment will be returned.

Free Look - Prudential will invest any Net Premiums received during the first 20 days in the Fixed Account. Prudential will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, Prudential would invest the Net Premiums in the Series Fund Money Market Portfolio instead of the Fixed Account).

Subsequent Payments - Subsequent premium payments received after the Free Look period will be credited the same Business Day that information is received in “good order.”

Enrollment / No Allocation - If Prudential has not received complete instructions on how you want Net Premium invested, the Net Premium will be invested in the Fixed Account until allocation information is received. (Again, under some Group Contracts, Prudential would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

Rules That Apply -

1.

Initial Premium payments received before the Certificate Date and before the proper enrollment information is received will be held for 30 days or until the proper enrollment information is received. If the enrollment information is not received within the 30 day period, the money will be returned.

2.

Initial Premium payments received prior to the Certificate Date, but after the certificate has been approved will be held in a non-interest bearing account until the Certificate Date, at which point it will be applied as stated above in the Participant’s account.

3.

Subsequent Premium payments received without the appropriate information will be held in a non-interest bearing account for 7 days, at which point in time the money will be applied to the Participant’s account or returned. This applies to funds and information received from the Group Contractholder that we do not have sufficient participant data necessary to apply the money to a Participant’s account.

Experts

The consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 and the financial statements of the Prudential Variable Contract Account GI-2 as of December 31, 2008 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

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Financial Statements

The following financial statements describe the financial condition of The Prudential Company of America as well as the Prudential Variable Contract Account GI-2 (the “Separate Account”). The Separate Account includes Subaccounts that support the Group Variable Universal Life insurance contracts. The financial statements of the Separate Account should be distinguished from the consolidated financial statements of Prudential, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Group Contracts.

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Group Variable Universal Life (Contract Series: 89759) is underwritten by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3177, and is offered through Prudential Investment Management Services LLC, a registered broker-dealer. Prudential Investment Management Services LLC is a wholly-owned subsidiary of Prudential Financial, Inc.

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FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio

ASSETS
Investment in the portfolios, at value	$4,828,590	$2,931,236	$10,079,669	$3,618,198

Net Assets	$4,828,590	$2,931,236	$10,079,669	$3,618,198

NET ASSETS, representing:
Equity of participants	$4,828,590	$2,931,236	$10,079,669	$3,611,407
Equity of The Pudential Insurance Company of America	0	0	0	6,791

	$4,828,590	$2,931,236	$10,079,669	$3,618,198

Units outstanding	354,835	266,607	1,125,445	392,746

Portfolio shares held	482,859	237,539	442,868	220,622
Portfolio net asset value per share	$10.00	$12.34	$22.76	$16.40
Investment in portfolio shares, at cost	$4,828,571	$3,402,485	$12,102,886	$4,209,166

For the period ended December 31, 2008

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Flexible Managed Portfolio	Prudential Stock Index Portfolio	Prudential Equity Portfolio

INVESTMENT INCOME
Dividend income	$118,124	$99,872	$296,458	$68,271

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	20,456	15,307	59,450	21,414

NET INVESTMENT INCOME (LOSS)	97,668	84,565	237,008	46,857

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	271,079	0	507,288
Realized gain (loss) on shares redeemed	0	(122,631)	(297,032)	(149,418)
Net change in unrealized gain (loss) on investments	0	(1,178,730)	(5,768,587)	(2,551,983)

NET GAIN (LOSS) ON INVESTMENTS	0	(1,030,282)	(6,065,619)	(2,194,113)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$97,668	$(945,717)	$(5,828,611)	$(2,147,256)

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)

Neuberger Berman AMT Short Duration Bond Portfolio	DWS High Income Portfolio	MFS - Research Series Portfolio	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund - Class 2	Franklin Templeton Developing Markets Securities Fund - Class 2

$1,229,884	$1,840,652	$4,061,318	$5,179,140	$3,045,254	$1,817,880

$1,229,884	$1,840,652	$4,061,318	$5,179,140	$3,045,254	$1,817,880

$1,229,884	$1,840,652	$4,061,318	$5,179,140	$3,045,254	$1,817,880

0	0	0	0	0	0

$1,229,884	$1,840,652	$4,061,318	$5,179,140	$3,045,254	$1,817,880

103,402	169,743	458,569	567,662	283,967	102,229

114,835	346,639	314,831	272,443	283,016	300,974
$10.71	$5.31	$12.90	$19.01	$10.76	$6.04
$1,443,680	$2,523,544	$3,967,757	$8,390,025	$3,548,435	$2,167,234

SUBACCOUNTS (Continued)

Neuberger Berman AMT Short Duration Bond Portfolio	DWS High Income Portfolio	MFS - Research Series Portfolio	Dreyfus Variable Investment Developing Leaders Portfolio	Franklin Templeton Foreign Securities Fund - Class 2	Franklin Templeton Developing Markets Securities Fund - Class 2

$64,361	$246,948	$28,646	$61,865	$93,601	$71,777

5,871	9,878	23,942	30,596	17,799	12,381

58,490	237,070	4,704	31,269	75,802	59,396

0	0	0	370,684	383,086	538,020
(20,066)	(105,690)	(75,284)	(554,948)	(196,181)	(324,834)
(234,384)	(700,434)	(2,186,780)	(2,887,382)	(2,217,160)	(2,172,976)

(254,450)	(806,124)	(2,262,064)	(3,071,646)	(2,030,255)	(1,959,790)

$(195,960)	$(569,054)	$(2,257,360)	$(3,040,377)	$(1,954,453)	$(1,900,394)

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio

ASSETS
Investment in the portfolios, at value	$610,771	$376,575	$194,792	$1,258,437

Net Assets	$610,771	$376,575	$194,792	$1,258,437

NET ASSETS, representing:
Equity of participants	$600,752	$368,774	$188,785	$1,258,437
Equity of The Pudential Insurance Company of America	10,019	7,801	6,007	0

	$610,771	$376,575	$194,792	$1,258,437

Units outstanding	50,109	42,012	26,116	180,972

Portfolio shares held	61,756	104,314	17,937	85,666
Portfolio net asset value per share	$9.89	$3.61	$10.86	$14.69
Investment in portfolio shares, at cost	$659,648	$492,293	$307,227	$1,291,262

For the period ended December 31, 2008

	SUBACCOUNTS

	Prudential Diversified Bond Portfolio	Prudential High Yield Bond Portfolio	Prudential Value Portfolio	Prudential Jennison Portfolio

INVESTMENT INCOME
Dividend income	$33,200	$40,303	$5,292	$8,225

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	2,852	2,034	1,247	7,027

NET INVESTMENT INCOME (LOSS)	30,348	38,269	4,045	1,198

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	5,878	0	60,648	0
Realized gain (loss) on shares redeemed	(7,051)	(1,748)	(21,712)	(51,185)
Net change in unrealized gain (loss) on investments	(54,149)	(147,440)	(189,528)	(648,635)

NET GAIN (LOSS) ON INVESTMENTS	(55,322)	(149,188)	(150,592)	(699,820)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(24,974)	$(110,919)	$(146,547)	$(698,622)

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)

Prudential Global Portfolio	American Century VP Balanced Portfolio	American Century VP International Portfolio	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio

$203,502	$125,870	$54,722	$313,749	$41,793	$70,097

$203,502	$125,870	$54,722	$313,749	$41,793	$70,097

$197,219	$125,870	$54,722	$313,749	$33,446	$70,097

6,283	0	0	0	8,347	0

$203,502	$125,870	$54,722	$313,749	$41,793	$70,097

31,975	11,322	6,014	21,774	12,786	9,545

15,569	23,839	9,212	67,040	4,859	6,805
$13.07	$5.28	$5.94	$4.68	$8.60	$10.30
$187,362	$151,558	$61,621	$404,108	$54,637	$85,362

SUBACCOUNTS (Continued)

Prudential Global Portfolio	American Century VP Balanced Portfolio	American Century VP International Portfolio	American Century VP Value Fund	JP Morgan Bond Portfolio	JP Morgan U.S. Large Cap Core Equity Portfolio

$5,511	$3,754	$645	$10,263	$4,087	$1,215

1,375	661	357	1,892	168	404

4,136	3,093	288	8,371	3,919	811

18,603	10,877	7,571	54,484	0	0
12,513	(1,135)	(430)	(29,567)	(178)	(458)
(196,695)	(45,985)	(51,613)	(162,137)	(11,861)	(36,502)

(165,579)	(36,243)	(44,472)	(137,220)	(12,039)	(36,960)

$(161,443)	$(33,150)	$(44,184)	$(128,849)	$(8,120)	$(36,149)

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio

ASSETS
Investment in the portfolios, at value	$27,231	$21,877	$1,441,907	$131,087

Net Assets	$27,231	$21,877	$1,441,907	$131,087

NET ASSETS, representing:
Equity of participants	$27,231	$21,877	$1,441,907	$131,087
Equity of The Pudential Insurance Company of America	0	0	0	0

	$27,231	$21,877	$1,441,907	$131,087

Units outstanding	2,847	1,923	99,734	18,232

Portfolio shares held	3,434	2,223	103,809	10,273
Portfolio net asset value per share	$7.93	$9.84	$13.89	$12.76
Investment in portfolio shares, at cost	$39,419	$25,477	$2,101,867	$155,293

For the period ended December 31, 2008

	SUBACCOUNTS

	JP Morgan International Equity Portfolio	JP Morgan Small Company Portfolio	T.Rowe Price Mid-Cap Growth Portfolio	T.Rowe Price New America Growth Portfolio

INVESTMENT INCOME
Dividend income	$678	$57	$0	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	172	131	8,218	789

NET INVESTMENT INCOME (LOSS)	506	(74)	(8,218)	(789)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	6,226	3,187	111,417	8,261
Realized gain (loss) on shares redeemed	(213)	(199)	(142,622)	(4,375)
Net change in unrealized gain (loss) on investments	(25,861)	(13,361)	(836,332)	(82,382)

NET GAIN (LOSS) ON INVESTMENTS	(19,848)	(10,373)	(867,537)	(78,496)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,342)	$(10,447)	$(875,755)	$(79,285)

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)

Prudential Small Capitalization Stock Portfolio	MFS Research Bond Series Portfolio	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Worldwide Growth Portfolio - Institutional Shares	MFS Strategic Income Series Portfolio

$329,923	$268,248	$3,394,853	$19,746	$458,058	$77,360

$329,923	$268,248	$3,394,853	$19,746	$458,058	$77,360

$329,923	$268,248	$3,394,853	$14,714	$458,058	$77,360

0	0	0	5,032	0	0

$329,923	$268,248	$3,394,853	$19,746	$458,058	$77,360

19,791	17,845	308,487	11,836	65,817	5,669

26,352	24,386	236,740	2,777	23,771	8,872
$12.52	$11.00	$14.34	$7.11	$19.27	$8.72
$376,914	$262,092	$4,626,537	$43,591	$515,252	$86,805

SUBACCOUNTS (Continued)

Prudential Small Capitalization Stock Portfolio	MFS Research Bond Series Portfolio	T.Rowe Price Equity Income Portfolio	Neuberger Berman AMT Partners Portfolio	Janus Aspen Worldwide Growth Portfolio - Institutional Shares	MFS Strategic Income Series Portfolio

$4,897	$8,000	$98,783	$186	$8,570	$5,278

1,915	1,232	18,379	122	3,164	382

2,982	6,768	80,404	64	5,406	4,896

65,368	0	127,734	5,879	0	0
(3,211)	(271)	(269,203)	(1,950)	(5,863)	(315)
(216,030)	(14,326)	(1,713,526)	(26,811)	(395,996)	(15,635)

(153,873)	(14,597)	(1,854,995)	(22,882)	(401,859)	(15,950)

$(150,891)	$(7,829)	$(1,774,591)	$(22,818)	$(396,453)	$(11,054)

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Janus Aspen Large Cap Growth Portfolio - Institutional Shares	Janus Aspen International Growth Portfolio - Institutional Shares	Lazard Retirement U.S. Small Cap Equity Portfolio	Janus Aspen Mid Cap Growth Portfolio - Institutional Shares

ASSETS
Investment in the portfolios, at value	$77,089	$111,578	$44,310	$1,602,075

Net Assets	$77,089	$111,578	$44,310	$1,602,075

NET ASSETS, representing:
Equity of participants	$77,089	$111,578	$44,310	$1,602,075
Equity of The Pudential Insurance Company of America	0	0	0	0

	$77,089	$111,578	$44,310	$1,602,075

Units outstanding	11,008	8,493	4,552	206,441

Portfolio shares held	4,876	4,212	6,989	75,356
Portfolio net asset value per share	$15.81	$26.49	$6.34	$21.26
Investment in portfolio shares, at cost	$76,002	$104,876	$71,509	$1,859,126

For the period ended December 31, 2008

	SUBACCOUNTS

	Janus Aspen Large Cap Growth Portfolio - Institutional Shares	Janus Aspen International Growth Portfolio - Institutional Shares	Lazard Retirement U.S. Small Cap Equity Portfolio	Janus Aspen Mid Cap Growth Portfolio - Institutional Shares

INVESTMENT INCOME
Dividend income	$810	$2,174	$0	$5,921

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	507	832	251	9,942

NET INVESTMENT INCOME (LOSS)	303	1,342	(251)	(4,021)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	28,479	0	128,001
Realized gain (loss) on shares redeemed	2,160	5,181	(9,032)	(112,824)
Net change in unrealized gain (loss) on investments	(54,608)	(156,381)	(15,235)	(1,187,144)

NET GAIN (LOSS) ON INVESTMENTS	(52,448)	(122,721)	(24,267)	(1,171,967)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(52,145)	$(121,379)	$(24,518)	$(1,175,988)

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)

AllianceBernstein Real Estate Investment Portfolio	DWS Government & Agency Securities VIP	Prudential Conservative Balanced Portfolio	DWS Bond VIP	AIM V.I. Core Equity Fund	Van Eck Worldwide Emerging Markets Fund

$24,148	$19,598	$664,869	$8,513	$7,356	$4,468

$24,148	$19,598	$664,869	$8,513	$7,356	$4,468

$18,932	$8,649	$664,869	$0	$0	$0

5,216	10,949	0	8,513	7,356	4,468

$24,148	$19,598	$664,869	$8,513	$7,356	$4,468

11,207	10,661	66,225	10,000	10,000	10,000

3,072	1,580	52,393	1,547	372	759
$7.86	$12.40	$12.69	$5.50	$19.75	$5.88
$41,320	$19,310	$754,191	$11,006	$10,328	$14,437

SUBACCOUNTS (Continued)

AllianceBernstein Real Estate Investment Portfolio	DWS Government & Agency Securities VIP	Prudential Conservative Balanced Portfolio	DWS Bond VIP	AIM V.I. Core Equity Fund	Van Eck Worldwide Emerging Markets Fund

$1,117	$932	$19,161	$536	$210	$0

195	40	2,711	0	0	0

922	892	16,450	536	210	0

17,016	0	0	0	0	4,437
(12,733)	(41)	(30,407)	0	0	0
(20,349)	74	(124,972)	(2,252)	(3,383)	(12,656)

(16,066)	33	(155,379)	(2,252)	(3,383)	(8,219)

$(15,144)	$925	$(138,929)	$(1,716)	$(3,173)	$(8,219)

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Fidelity VIP Equity-Income Portfolio - Service Class	UIF Core Plus Fixed Income Portfolio	SP PIMCO High Yield Portfolio	DWS Strategic Income VIP

ASSETS
Investment in the portfolios, at value	$5,495	$9,290	$7,567	$9,557

Net Assets	$5,495	$9,290	$7,567	$9,557

NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Pudential Insurance Company of America	5,495	9,290	7,567	9,557

	$5,495	$9,290	$7,567	$9,557

Units outstanding	10,000	10,000	10,000	10,000

Portfolio shares held	418	938	1,129	953
Portfolio net asset value per share	$13.14	$9.90	$6.70	$10.03
Investment in portfolio shares, at cost	$11,161	$10,820	$11,500	$11,350

For the period ended December 31, 2008

	SUBACCOUNTS

	Fidelity VIP Equity-Income Portfolio - Service Class	UIF Core Plus Fixed Income Portfolio	SP PIMCO High Yield Portfolio	DWS Strategic Income VIP

INVESTMENT INCOME
Dividend income	$195	$455	$775	$614

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0

NET INVESTMENT INCOME (LOSS)	195	455	775	614

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	8	0	10	134
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(4,298)	(1,511)	(3,375)	(1,550)

NET GAIN (LOSS) ON INVESTMENTS	(4,290)	(1,511)	(3,365)	(1,416)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,095)	$(1,056)	$(2,590)	$(802)

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)

PIMCO Long- Term U.S Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio	Franklin Templeton Mutual Discovery Securities Fund - Class 2

$12,829	$10,097	$5,345	$7,396	$8,893	$7,657

$12,829	$10,097	$5,345	$7,396	$8,893	$7,657

$0	$0	$0	$0	$0	$0

12,829	10,097	5,345	7,396	8,893	7,657

$12,829	$10,097	$5,345	$7,396	$8,893	$7,657

10,000	10,000	10,000	10,000	10,000	10,000

1,048	896	915	545	966	483
$12.23	$11.26	$5.84	$13.55	$9.20	$15.85
$10,905	$10,773	$14,197	$10,167	$11,325	$10,870

SUBACCOUNTS (Continued)

PIMCO Long- Term U.S Portfolio	PIMCO Real Return Portfolio	DWS Global Thematic VIP	DWS Capital Growth VIP	PIMCO All Asset Portfolio	Franklin Templeton Mutual Discovery Securities Fund - Class 2

$421	$386	$123	$102	$619	$208

0	0	0	0	0	0

421	386	123	102	619	208

133	16	2,554	0	30	390
0	0	0	0	0	0
1,337	(1,165)	(7,561)	(3,741)	(2,323)	(3,643)

1,470	(1,149)	(5,007)	(3,741)	(2,293)	(3,253)

$1,891	$(763)	$(4,884)	$(3,639)	$(1,674)	$(3,045)

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	PIMCO Global Bond Portfolio	UIF U.S. Mid Cap Value Portfolio	PIMCO Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio- Service Class

ASSETS
Investment in the portfolios, at value	$10,826	$5,958	$11,273	$9,876

Net Assets	$10,826	$5,958	$11,273	$9,876

NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Pudential Insurance
Company of America	10,826	5,958	11,273	9,876

	$10,826	$5,958	$11,273	$9,876

Units outstanding	10,000	10,000	10,000	10,000

Portfolio shares held	883	774	1,093	840
Portfolio net asset value per share	$12.25	$7.69	$10.31	$11.75
Investment in portfolio shares, at cost	$10,650	$13,806	$11,066	$10,424

For the period ended December 31, 2008

	SUBACCOUNTS

	PIMCO Global Bond Portfolio	UIF U.S. Mid Cap Value Portfolio	PIMCO Total Return Portfolio	Fidelity VIP Investment Grade Bond Portfolio- Service Class

INVESTMENT INCOME
Dividend income	$374	$72	$492	$408

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0

NET INVESTMENT INCOME (LOSS)	374	72	492	408

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	2,643	212	8
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(467)	(6,904)	(188)	(758)

NET GAIN (LOSS) ON INVESTMENTS	(467)	(4,261)	24	(750)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(93)	$(4,189)	$516	$(342)

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)

Fidelity VIP Overseas Portfolio - Service Class	AllianceBernstein VPS International Growth Portfolio	UIF Value Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio

$6,002	$5,717	$5,901	$4,681	$7,582	$7,135

$6,002	$5,717	$5,901	$4,681	$7,582	$7,135

$0	$0	$0	$0	$0	$0

6,002	5,717	5,901	4,681	7,582	7,135

$6,002	$5,717	$5,901	$4,681	$7,582	$7,135

10,000	10,000	10,000	10,000	10,000	10,000

495	456	881	423	925	1,492
$12.12	$12.52	$6.69	$11.05	$8.19	$4.78
$11,447	$11,706	$12,457	$11,087	$11,143	$11,173

SUBACCOUNTS (Continued)

Fidelity VIP Overseas Portfolio - Service Class	AllianceBernstein VPS International Growth Portfolio	UIF Value Portfolio	AllianceBernstein VPS International Value Portfolio	Fidelity VIP Freedom 2015 Portfolio	Prudential SP Strategic Partners Focused Growth Portfolio

$226	$0	$262	$90	$254	$0

0	0	0	0	0	0

226	0	262	90	254	0

1,043	179	1,317	498	441	731
0	0	0	0	0	0
(5,958)	(5,638)	(4,876)	(5,906)	(3,512)	(5,182)

(4,915)	(5,459)	(3,559)	(5,408)	(3,071)	(4,451)

$(4,689)	$(5,459)	$(3,297)	$(5,318)	$(2,817)	$(4,451)

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	UIF Emerging Markets Equity Portfolio	AIM V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Income Securities Fund - Class 2

ASSETS
Investment in the portfolios, at value	$5,591	$6,611	$6,434	$11,580

Net Assets	$5,591	$6,611	$6,434	$11,580

NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Pudential Insurance Company of America	5,591	6,611	6,434	11,580

	$5,591	$6,611	$6,434	$11,580

Units outstanding	10,000	10,000	10,000	10,000

Portfolio shares held	729	339	853	677
Portfolio net asset value per share	$7.66	$19.49	$7.54	$17.10
Investment in portfolio shares, at cost	$14,126	$10,219	$10,167	$10,700

For the period ended December 31, 2008

	SUBACCOUNTS

	UIF Emerging Markets Equity Portfolio	AIM V.I. International Growth Fund	Franklin Templeton Large Cap Value Securities Fund	Franklin Templeton Global Income Securities Fund - Class 2

INVESTMENT INCOME
Dividend income	$0	$51	$0	$410

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0

NET INVESTMENT INCOME (LOSS)	0	51	0	410

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	2,847	123	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(10,147)	(4,651)	(3,490)	267

NET GAIN (LOSS) ON INVESTMENTS	(7,300)	(4,528)	(3,490)	267

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,300)	$(4,477)	$(3,490)	$677

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio - Service Class	Franklin Templeton Strategic Income Securities Fund - Class 2	Fidelity VIP Value Strategies Portfolio - Service Class	Prudential SP Balanced Asset Allocation Portfolio

$5,739	$6,374	$6,503	$9,211	$4,599	$7,753

$5,739	$6,374	$6,503	$9,211	$4,599	$7,753

$0	$0	$0	$0	$0	$0

5,739	6,374	6,503	9,211	4,599	7,753

$5,739	$6,374	$6,503	$9,211	$4,599	$7,753

10,000	10,000	10,000	10,000	10,000	10,000

578	394	354	884	934	991
$9.92	$16.14	$18.33	$10.41	$4.92	$7.82
$10,757	$10,000	$11,560	$11,265	$11,689	$11,475

SUBACCOUNTS (Continued)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Neuberger Berman AMT Mid-Cap Growth Portfolio	Fidelity VIP Mid Cap Portfolio - Service Class	Franklin Templeton Strategic Income Securities Fund - Class 2	Fidelity VIP Value Strategies Portfolio - Service Class	Prudential SP Balanced Asset Allocation Portfolio

$757	$0	$33	$699	$53	$233

0	0	0	0	0	0

757	0	33	699	53	233

0	0	1,491	25	1,596	705
0	0	0	0	0	0
(4,397)	(4,882)	(5,772)	(1,889)	(6,469)	(4,036)

(4,397)	(4,882)	(4,281)	(1,864)	(4,873)	(3,331)

$(3,640)	$(4,882)	$(4,248)	$(1,165)	$(4,820)	$(3,098)

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Prudential SP Conservative Asset Allocation Portfolio	Prudential Diversified Conservative Growth Portfolio	Fidelity VIP Money Market Portfolio	DWS Blue Chip VIP

ASSETS
Investment in the portfolios, at value	$8,632	$8,233	$10,639	$6,201

Net Assets	$8,632	$8,233	$10,639	$6,201

NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Pudential Insurance Company of America	8,632	8,233	10,639	6,201

	$8,632	$8,233	$10,639	$6,201

Units outstanding	10,000	10,000	10,000	10,000

Portfolio shares held	970	989	10,638	855
Portfolio net asset value per share	$8.89	$8.32	$1.00	$7.25
Investment in portfolio shares, at cost	$11,376	$11,830	$10,640	$12,989

For the period ended December 31, 2008

	SUBACCOUNTS

	Prudential SP Conservative Asset Allocation Portfolio	Prudential Diversified Conservative Growth Portfolio	Fidelity VIP Money Market Portfolio	DWS Blue Chip VIP

INVESTMENT INCOME
Dividend income	$308	$373	$302	$148

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0

NET INVESTMENT INCOME (LOSS)	308	373	302	148

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	512	698	0	1,609
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(3,006)	(3,333)	0	(5,638)

NET GAIN (LOSS) ON INVESTMENTS	(2,494)	(2,635)	0	(4,029)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,186)	$(2,262)	$302	$(3,881)

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)

Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio - Service Class	Prudential Natural Resources Portfolio

$6,346	$6,307	$6,933	$6,860	$6,424	$6,865

$6,346	$6,307	$6,933	$6,860	$6,424	$6,865

$0	$0	$0	$0	$0	$0

6,346	6,307	6,933	6,860	6,424	6,865

$6,346	$6,307	$6,933	$6,860	$6,424	$6,865

10,000	10,000	10,000	10,000	10,000	10,000

675	1,132	1,050	915	419	289
$9.39	$5.57	$6.60	$7.49	$15.33	$23.70
$10,922	$11,632	$11,612	$11,200	$13,000	$14,127

SUBACCOUNTS (Continued)

Neuberger Berman AMT Socially Responsive Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Fidelity VIP Freedom 2025 Portfolio	Fidelity VIP Contrafund Portfolio - Service Class	Prudential Natural Resources Portfolio

$199	$95	$156	$223	$83	$99

0	0	0	0	0	0

199	95	156	223	83	99

680	947	914	558	262	1,674
0	0	0	0	0	0
(5,012)	(5,644)	(5,031)	(4,347)	(5,115)	(9,514)

(4,332)	(4,697)	(4,117)	(3,789)	(4,853)	(7,840)

$(4,133)	$(4,602)	$(3,961)	$(3,566)	$(4,770)	$(7,741)

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Van Eck Worldwide Hard Assets Fund	Van Eck Worldwide Real Estate Fund	Fidelity VIP Freedom 2020 Portfolio - Service Class	Fidelity VIP Index 500 Portfolio - Service Class

ASSETS
Investment in the portfolios, at value	$7,034	$4,186	$7,013	$6,313

Net Assets	$7,034	$4,186	$7,013	$6,313

NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Pudential Insurance Company of America	7,034	4,186	7,013	6,313

	$7,034	$4,186	$7,013	$6,313

Units outstanding	10,000	10,000	10,000	10,000

Portfolio shares held	375	674	910	63
Portfolio net asset value per share	$18.75	$6.21	$7.70	$98.99
Investment in portfolio shares, at cost	$11,909	$11,634	$11,146	$10,458

For the period ended December 31, 2008

	SUBACCOUNTS

	Van Eck Worldwide Hard Assets Fund	Van Eck Worldwide Real Estate Fund	Fidelity VIP Freedom 2020 Portfolio - Service Class	Fidelity VIP Index 500 Portfolio - Service Class

INVESTMENT INCOME
Dividend income	$34	$387	$228	$181

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0

NET INVESTMENT INCOME (LOSS)	34	387	228	181

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,875	1,248	489	91
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(7,931)	(6,775)	(4,126)	(3,990)

NET GAIN (LOSS) ON INVESTMENTS	(6,056)	(5,527)	(3,637)	(3,899)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,022)	$(5,140)	$(3,409)	$(3,718)

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)

PIMCO Low Duration Portfolio	PIMCO Short- Term Portfolio	DWS Dreman High Return Equity VIP	DWS Small Cap Index VIP	Franklin Templeton Global Asset Allocation Fund - Class 2	Royce Micro- Cap Portfolio

$10,564	$10,287	$5,312	$6,287	$8,084	$5,484

$10,564	$10,287	$5,312	$6,287	$8,084	$5,484

$0	$0	$0	$0	$0	$0

10,564	10,287	5,312	6,287	8,084	5,484

$10,564	$10,287	$5,312	$6,287	$8,084	$5,484

10,000	10,000	10,000	10,000	10,000	10,000

1,091	1,069	855	728	956	909
$9.68	$9.62	$6.21	$8.63	$8.46	$6.03
$10,962	$10,728	$12,007	$11,681	$16,462	$12,096

SUBACCOUNTS (Continued)

PIMCO Low Duration Portfolio	PIMCO Short- Term Portfolio	DWS Dreman High Return Equity VIP	DWS Small Cap Index VIP	Franklin Templeton Global Asset Allocation Fund - Class 2	Royce Micro- Cap Portfolio

$435	$379	$243	$131	$1,013	$218

0	0	0	0	0	0

435	379	243	131	1,013	218

174	0	1,536	835	1,267	915
0	0	0	0	0	0
(654)	(411)	(6,300)	(4,223)	(4,989)	(5,315)

(480)	(411)	(4,764)	(3,388)	(3,722)	(4,400)

$(45)	$(32)	$(4,521)	$(3,257)	$(2,709)	$(4,182)

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF NET ASSETS
December 31, 2008

	SUBACCOUNTS

	Royce Small- Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	AIM V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund - Class 2

ASSETS
Investment in the portfolios, at value	$6,647	$5,794	$6,980	$6,243

Net Assets	$6,647	$5,794	$6,980	$6,243

NET ASSETS, representing:
Equity of participants	$0	$0	$0	$0
Equity of The Pudential Insurance
Company of America	6,647	5,794	6,980	6,243

	$6,647	$5,794	$6,980	$6,243

Units outstanding	10,000	10,000	10,000	10,000

Portfolio shares held	1,035	687	657	591
Portfolio net asset value per share	$6.42	$8.43	$10.62	$10.55
Investment in portfolio shares, at cost	$11,171	$10,000	$10,505	$11,485

For the period ended December 31, 2008

	SUBACCOUNTS

	Royce Small- Cap Portfolio	AllianceBernstein VPS Small Cap Growth Portfolio	AIM V.I. Small Cap Equity Fund	Franklin Templeton Small Cap Value Securities Fund - Class 2

INVESTMENT INCOME
Dividend income	$54	$0	$0	$96

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk	0	0	0	0

NET INVESTMENT INCOME (LOSS)	54	0	0	96

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	694	0	30	667
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(3,229)	(4,845)	(3,211)	(3,841)

NET GAIN (LOSS) ON INVESTMENTS	(2,535)	(4,845)	(3,181)	(3,174)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,481)	$(4,845)	$(3,181)	$(3,078)

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)

Van Eck Worldwide Absolute Return Fund	Fidelity VIP Freedom 2030 Portfolio	DWS Technology VIP	AIM V.I. Utilities Fund	Fidelity VIP Value Leaders Portfolio

$8,562	$6,472	$6,076	$7,491	$5,407

$8,562	$6,472	$6,076	$7,491	$5,407

$0	$0	$0	$0	$0

8,562	6,472	6,076	7,491	5,407

$8,562	$6,472	$6,076	$7,491	$5,407

10,000	10,000	10,000	10,000	10,000

950	908	1,054	559	722
$9.01	$7.12	$5.76	$13.38	$7.48
$10,304	$11,336	$10,000	$11,991	$11,017

SUBACCOUNTS (Continued)

Van Eck Worldwide Absolute Return Fund	Fidelity VIP Freedom 2030 Portfolio	DWS Technology VIP	AIM V.I. Utilities Fund		Fidelity VIP Value Leaders Portfolio

$9	$195	$0		$272	$119

0	0	0		0	0

9	195	0		272	119

294	649	0		999	14
0	0	0		0	0
(1,594)	(4,823)	(5,221)		(4,853)	(4,502)

(1,300)	(4,174)	(5,221)		(3,854)	(4,488)
			q

$(1,291)	$(3,979)	$(5,221)		$(3,582)	$(4,369)

The accompanying notes are an integral part of these financial statements.

A20

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A21

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Prudential Money Market Portfolio		Prudential Flexible Managed Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$97,668	$187,629	$84,565	$74,598
Capital gains distributions received	0	0	271,079	146,513
Realized gain (loss) on shares redeemed	0	0	(122,631)	10,155
Net change in unrealized gain (loss) on investments	0	0	(1,178,730)	(24,262)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	97,668	187,629	(945,717)	207,004

CONTRACT OWNER TRANSACTIONS
Participant net payments	262,060	173,930	11,176	78,698
Policy loans, net of repayments and interest	(33,919)	(306,275)	(10,528)	(36,783)
Surrenders, withdrawals and death benefits	(196,119)	(272,517)	(167,098)	(154,174)
Net transfers between other subaccounts or fixed rate option	383,826	193,786	218,951	232,664

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	415,848	(211,076)	52,501	120,405

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	513,516	(23,447)	(893,216)	327,409

NET ASSETS
Beginning of period	4,315,074	4,338,521	3,824,452	3,497,043

End of period	$4,828,590	$4,315,074	$2,931,236	$3,824,452

Beginning units	324,035	340,748	260,344	252,065

Units issued	187,259	185,197	105,326	86,720
Units redeemed	(156,459)	(201,910)	(99,063)	(78,441)

Ending units	354,835	324,035	266,607	260,344

The accompanying notes are an integral part of these financial statements.

A22

SUBACCOUNTS (Continued)

Prudential Stock Index Portfolio		Prudential Equity Portfolio		Neuberger Berman AMT Short Duration Bond Portfolio

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$237,008	$187,103	$46,857	$34,866	$58,490	$30,354
0	0	507,288	3,708	0	0
(297,032)	44,801	(149,418)	15,440	(20,066)	(3,019)
(5,768,587)	451,966	(2,551,983)	379,868	(234,384)	24,534

(5,828,611)	683,870	(2,147,256)	433,882	(195,960)	51,869

24,192	348,461	66,469	136,995	19,738	83,386
18,881	(77,775)	21,389	(25,649)	233	(10,969)
(391,252)	(838,150)	(189,565)	(226,812)	(43,903)	(36,905)

624,061	686,508	342,310	298,094	106,236	118,236

275,882	119,044	240,603	182,628	82,304	153,748

0	0	0	10,000	0	0

(5,552,729)	802,914	(1,906,653)	626,510	(113,656)	205,617

15,632,398	14,829,484	5,524,851	4,898,341	1,343,540	1,137,923

$10,079,669	$15,632,398	$3,618,198	$5,524,851	$1,229,884	$1,343,540

1,095,833	1,087,665	369,896	347,976	97,388	86,034

304,121	258,905	132,565	113,978	45,560	40,362
(274,509)	(250,737)	(109,715)	(92,058)	(39,546)	(29,008)

1,125,445	1,095,833	392,746	369,896	103,402	97,388

The accompanying notes are an integral part of these financial statements.

A23

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	DWS High Income Portfolio		MFS - Research Series Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$237,070	$169,927	$4,704	$14,256
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(105,690)	(16,196)	(75,284)	16,699
Net change in unrealized gain (loss) on investments	(700,434)	(146,642)	(2,186,780)	658,368

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(569,054)	7,089	(2,257,360)	689,323

CONTRACT OWNER TRANSACTIONS
Participant net payments	59,133	103,649	50,352	119,096
Policy loans, net of repayments and interest	(7,933)	(1,202)	(16,052)	4,755
Surrenders, withdrawals and death benefits	(105,240)	(80,856)	(170,665)	(283,257)
Net transfers between other subaccounts or fixed rate option	127,941	161,031	236,298	250,567

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	73,901	182,622	99,933	91,161

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(495,153)	189,711	(2,157,427)	780,484

NET ASSETS
Beginning of period	2,335,805	2,146,094	6,218,745	5,438,261

End of period	$1,840,652	$2,335,805	$4,061,318	$6,218,745

Beginning units	163,307	150,802	447,105	440,657

Units issued	70,770	60,735	131,119	117,868
Units redeemed	(64,334)	(48,230)	(119,655)	(111,420)

Ending units	169,743	163,307	458,569	447,105

The accompanying notes are an integral part of these financial statements.

A24

SUBACCOUNTS (Continued)

Dreyfus Variable Investment Developing Leaders Portfolio		Franklin Templeton Foreign Securities Fund - Class 2		Franklin Templeton Developing Markets Securities Fund - Class 2

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$31,269	$26,509	$75,802	$62,881	$59,396	$55,936
370,684	1,133,183	383,086	186,227	538,020	226,733
(554,948)	(163,002)	(196,181)	(1,307)	(324,834)	(1,573)
(2,887,382)	(1,990,910)	(2,217,160)	330,504	(2,172,976)	458,227

(3,040,377)	(994,220)	(1,954,453)	578,305	(1,900,394)	739,323

205,591	255,045	126,669	230,883	111,123	154,012
76,344	(71,259)	13,583	(32,222)	(420)	(5,380)
(311,298)	(372,267)	(139,133)	(197,820)	(74,671)	(151,551)

497,476	269,125	298,159	438,054	122,663	363,140

468,113	80,644	299,278	438,895	158,695	360,221

0	0	0	0	0	0

(2,572,264)	(913,576)	(1,655,175)	1,017,200	(1,741,699)	1,099,544

7,751,404	8,664,980	4,700,429	3,683,229	3,559,579	2,460,035

$5,179,140	$7,751,404	$3,045,254	$4,700,429	$1,817,880	$3,559,579

528,274	522,834	260,394	234,548	94,367	83,627

214,550	154,494	113,521	95,306	50,350	38,226
(175,162)	(149,054)	(89,948)	(69,460)	(42,488)	(27,486)

567,662	528,274	283,967	260,394	102,229	94,367

The accompanying notes are an integral part of these financial statements.

A25

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Prudential Diversified Bond Portfolio		Prudential High Yield Bond Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$30,348	$30,509	$38,269	$34,287
Capital gains distributions received	5,878	0	0	0
Realized gain (loss) on shares redeemed	(7,051)	(1,732)	(1,748)	1,576
Net change in unrealized gain (loss) on investments	(54,149)	4,388	(147,440)	(23,781)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(24,974)	33,165	(110,919)	12,082

CONTRACT OWNER TRANSACTIONS
Participant net payments	25,703	71,412	(10,962)	(11,539)
Policy loans, net of repayments and interest	(112)	(994)	95	(1,894)
Surrenders, withdrawals and death benefits	(75,288)	(28,176)	0	(58,912)
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(49,697)	42,242	(10,867)	(72,345)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(74,671)	85,407	(121,786)	(50,263)

NET ASSETS
Beginning of period	685,442	600,035	498,361	548,624

End of period	$610,771	$685,442	$376,575	$498,361

Beginning units	53,317	40,520	42,795	37,641

Units issued	13,976	24,090	2,010	11,789
Units redeemed	(17,184)	(11,293)	(2,793)	(6,635)

Ending units	50,109	53,317	42,012	42,795

The accompanying notes are an integral part of these financial statements.

A26

SUBACCOUNTS (Continued)

Prudential Value Portfolio		Prudential Jennison Portfolio		Prudential Global Portfolio

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$4,045	$3,482	$1,198	$(2,120)	$4,136	$2,695
60,648	40,592	0	0	18,603	0
(21,712)	678	(51,185)	424	12,513	22,278
(189,528)	(34,750)	(648,635)	170,276	(196,695)	15,614

(146,547)	10,002	(698,622)	168,581	(161,443)	40,587

15,430	35,762	56,887	139,457	3,598	5,628
(5,561)	(5,970)	(15,371)	(1,723)	(73)	(1,901)
(16,747)	(25,551)	(25,495)	(58,167)	(60,923)	(47,662)

0	632	185,899	144,894	0	300

(6,878)	4,873	201,920	224,461	(57,398)	(43,635)

0	10,000	0	0	0	10,000

(153,425)	24,875	(496,702)	393,042	(218,841)	6,952

348,217	323,342	1,755,139	1,362,097	422,343	415,391

$194,792	$348,217	$1,258,437	$1,755,139	$203,502	$422,343

26,562	16,283	157,842	136,585	36,038	28,921

4,687	14,807	94,161	76,221	6,289	13,471
(5,133)	(4,528)	(71,031)	(54,964)	(10,352)	(6,354)

26,116	26,562	180,972	157,842	31,975	36,038

The accompanying notes are an integral part of these financial statements.

A27

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	American Century VP Balanced Portfolio		American Century VP International Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$3,093	$2,790	$288	$187
Capital gains distributions received	10,877	8,634	7,571	0
Realized gain (loss) on shares redeemed	(1,135)	568	(430)	42
Net change in unrealized gain (loss) on investments	(45,985)	(4,584)	(51,613)	14,184

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(33,150)	7,408	(44,184)	14,413

CONTRACT OWNER TRANSACTIONS
Participant net payments	(386)	1,688	1,956	3,812
Policy loans, net of repayments and interest	143	(2,841)	89	103
Surrenders, withdrawals and death benefits	(2,218)	(13,080)	(1,199)	(2,745)
Net transfers between other subaccounts or fixed rate option	0	300	0	300

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,461)	(13,933)	846	1,470

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,611)	(6,525)	(43,338)	15,883

NET ASSETS
Beginning of period	161,481	168,006	98,060	82,177

End of period	$125,870	$161,481	$54,722	$98,060

Beginning units	11,519	12,520	5,919	5,830

Units issued	2,214	2,155	614	607
Units redeemed	(2,411)	(3,156)	(519)	(518)

Ending units	11,322	11,519	6,014	5,919

The accompanying notes are an integral part of these financial statements.

A28

SUBACCOUNTS (Continued)

American Century VP Value Fund		JP Morgan Bond Portfolio		JP Morgan U.S. Large Cap Core Equity Portfolio

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$8,371	$5,729	$3,919	$3,395	$811	$669
54,484	41,870	0	0	0	0
(29,567)	(302)	(178)	(158)	(458)	(55)
(162,137)	(75,957)	(11,861)	(2,983)	(36,502)	559

(128,849)	(28,660)	(8,120)	254	(36,149)	1,173

(351)	2,709	1,279	1,612	4,310	4,094
132	156	0	0	0	0
(40,145)	(1,374)	(692)	(2,495)	(1,866)	(2,463)

0	(412)	0	0	0	0

(40,364)	1,079	587	(883)	2,444	1,631

0	0	0	10,000	0	0

(169,213)	(27,581)	(7,533)	9,371	(33,705)	2,804

482,962	510,543	49,326	39,955	103,802	100,998

$313,749	$482,962	$41,793	$49,326	$70,097	$103,802

24,430	24,388	12,746	2,808	9,289	9,147

2,820	2,244	473	10,399	1,789	1,559
(5,476)	(2,202)	(433)	(461)	(1,533)	(1,417)

21,774	24,430	12,786	12,746	9,545	9,289

The accompanying notes are an integral part of these financial statements.

A29

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	JP Morgan International Equity Portfolio		JP Morgan Small Company Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$506	$254	$(74)	$(172)
Capital gains distributions received	6,226	0	3,187	1,785
Realized gain (loss) on shares redeemed	(213)	468	(199)	817
Net change in unrealized gain (loss) on investments	(25,861)	3,114	(13,361)	(4,327)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,342)	3,836	(10,447)	(1,897)

CONTRACT OWNER TRANSACTIONS
Participant net payments	337	306	178	887
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	(4,557)	(1,124)	(7,574)
Net transfers between other subaccounts or fixed rate option	0	300	0	(481)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	337	(3,951)	(946)	(7,168)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,005)	(115)	(11,393)	(9,065)

NET ASSETS
Beginning of period	46,236	46,351	33,270	42,335

End of period	$27,231	$46,236	$21,877	$33,270

Beginning units	2,823	3,080	1,980	2,366

Units issued	221	157	531	432
Units redeemed	(197)	(414)	(588)	(818)

Ending units	2,847	2,823	1,923	1,980

The accompanying notes are an integral part of these financial statements.

A30

SUBACCOUNTS (Continued)

T.Rowe Price Mid-Cap Growth Portfolio		T.Rowe Price New America Growth Portfolio		Prudential Small Capitalization Stock Portfolio

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(8,218)	$(3,580)	$(789)	$(861)	$2,982	$750
111,417	214,509	8,261	19,641	65,368	35,606
(142,622)	(5,416)	(4,375)	626	(3,211)	15,865
(836,332)	50,235	(82,382)	4,322	(216,030)	(55,998)

(875,755)	255,748	(79,285)	23,728	(150,891)	(3,777)

88,338	165,460	10,202	25,137	(5,487)	(6,420)
(7,499)	(9,524)	(59)	(1,652)	(20)	(18)
(79,597)	(111,318)	(430)	(8,108)	0	(31,701)

288,886	309,389	0	0	(2,877)	1,265

290,128	354,007	9,713	15,377	(8,384)	(36,874)

0	0	0	0	0	0

(585,627)	609,755	(69,572)	39,105	(159,275)	(40,651)

2,027,534	1,417,779	200,659	161,554	489,198	529,849

$1,441,907	$2,027,534	$131,087	$200,659	$329,923	$489,198

84,175	68,866	17,156	15,646	20,145	21,606

60,883	49,709	7,570	7,689	1,063	909
(45,324)	(34,400)	(6,494)	(6,179)	(1,417)	(2,370)

99,734	84,175	18,232	17,156	19,791	20,145

The accompanying notes are an integral part of these financial statements.

A31

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	MFS Research Bond Series Portfolio		T.Rowe Price Equity Income Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$6,768	$7,675	$80,404	$56,840
Capital gains distributions received	0	0	127,734	276,632
Realized gain (loss) on shares redeemed	(271)	3,088	(269,203)	(5,440)
Net change in unrealized gain (loss) on investments	(14,326)	(8)	(1,713,526)	(231,303)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,829)	10,755	(1,774,591)	96,729

CONTRACT OWNER TRANSACTIONS
Participant net payments	(2,751)	(3,520)	134,490	357,488
Policy loans, net of repayments and interest	(309)	(243)	(832)	(3,938)
Surrenders, withdrawals and death benefits	0	(51,789)	(113,180)	(197,946)
Net transfers between other subaccounts or fixed rate option	0	0	472,727	621,988

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,060)	(55,552)	493,205	777,592

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,889)	(44,797)	(1,281,386)	874,321

NET ASSETS
Beginning of period	279,137	323,934	4,676,239	3,801,918

End of period	$268,248	$279,137	$3,394,853	$4,676,239

Beginning units	18,049	21,729	270,363	225,971

Units issued	4,456	4,318	145,858	122,568
Units redeemed	(4,660)	(7,998)	(107,734)	(78,176)

Ending units	17,845	18,049	308,487	270,363

The accompanying notes are an integral part of these financial statements.

A32

SUBACCOUNTS (Continued)

Neuberger Berman AMT Partners Portfolio		Janus Aspen Worldwide Growth Portfolio - Institutional Shares		MFS Strategic Income Series Portfolio

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$64	$137	$5,406	$2,792	$4,896	$4,063
5,879	4,588	0	0	0	0
(1,950)	(160)	(5,863)	6,199	(315)	(214)
(26,811)	(1,145)	(395,996)	68,144	(15,635)	(920)

(22,818)	3,420	(396,453)	77,135	(11,054)	2,929

(3,350)	1,580	(17,510)	(19,214)	822	1,608
0	0	0	0	0	0
0	0	(21,651)	(5,588)	0	(8,893)

0	0	0	0	0	0

(3,350)	1,580	(39,161)	(24,802)	822	(7,285)

0	10,000	0	0	0	0

(26,168)	15,000	(435,614)	52,333	(10,232)	(4,356)

45,914	30,914	893,672	841,339	87,592	91,948

$19,746	$45,914	$458,058	$893,672	$77,360	$87,592

12,090	1,990	70,724	72,668	5,621	6,091

89	10,317	4,849	4,149	584	572
(343)	(217)	(9,756)	(6,093)	(536)	(1,042)

11,836	12,090	65,817	70,724	5,669	5,621

The accompanying notes are an integral part of these financial statements.

A33

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Janus Aspen Large Cap Growth Portfolio - Institutional Shares		Janus Aspen International Growth Portfolio - Institutional Shares

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$303	$424	$1,342	$466
Capital gains distributions received	0	0	28,479	0
Realized gain (loss) on shares redeemed	2,160	8,052	5,181	5,663
Net change in unrealized gain (loss) on investments	(54,608)	13,357	(156,381)	54,766

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(52,145)	21,833	(121,379)	60,895

CONTRACT OWNER TRANSACTIONS
Participant net payments	14,554	23,491	12,538	36,488
Policy loans, net of repayments and interest	(132)	(4,931)	(123)	(2,856)
Surrenders, withdrawals and death benefits	(28,751)	(46,320)	(36,859)	(44,955)
Net transfers between other subaccounts or fixed rate option	0	0	0	2,846

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14,329)	(27,760)	(24,444)	(8,477)

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	0	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(66,474)	(5,927)	(145,823)	52,418

NET ASSETS
Beginning of period	143,563	149,490	257,401	204,983

End of period	$77,089	$143,563	$111,578	$257,401

Beginning units	12,300	14,675	9,337	9,499

Units issued	8,215	7,855	2,968	3,766
Units redeemed	(9,507)	(10,230)	(3,812)	(3,928)

Ending units	11,008	12,300	8,493	9,337

The accompanying notes are an integral part of these financial statements.

A34

SUBACCOUNTS (Continued)

Lazard Retirement U.S. Small Cap Equity Portfolio		Janus Aspen Mid Cap Growth Portfolio - Institutional Shares		AllianceBernstein Real Estate Investment Portfolio

01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

$(251)	$(289)	$(4,021)	$(4,531)	$922	$826
0	25,092	128,001	10,882	17,016	14,054
(9,032)	(2,281)	(112,824)	4,173	(12,733)	(407)
(15,235)	(27,493)	(1,187,144)	373,788	(20,349)	(28,153)

(24,518)	(4,971)	(1,175,988)	384,312	(15,144)	(13,680)

9,309	15,441	139,583	164,775	1,047	3,068
(43)	(1,822)	(10,559)	(13,561)	0	0
(2,530)	(5,185)	(74,496)	(83,662)	(39,522)	(1,503)

0	0	287,844	359,616	0	0

6,736	8,434	342,372	427,168	(38,475)	1,564

0	0	0	0	0	10,000

(17,782)	3,463	(833,616)	811,480	(53,619)	(2,116)

62,092	58,629	2,435,691	1,624,211	77,767	79,883

$44,310	$62,092	$1,602,075	$2,435,691	$24,148	$77,767

4,034	3,519	175,966	142,572	12,843	2,774

2,926	2,750	108,803	88,770	788	10,760
(2,408)	(2,235)	(78,328)	(55,376)	(2,424)	(691)

4,552	4,034	206,441	175,966	11,207	12,843

The accompanying notes are an integral part of these financial statements.

A35

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	DWS Government & Agency Securities VIP		Prudential Conservative Balanced Portfolio

	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007	01/01/2008 to 12/31/2008	01/01/2007 to 12/31/2007

OPERATIONS
Net investment income (loss)	$892	$973	$16,450	$14,971
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(41)	(116)	(30,407)	92
Net change in unrealized gain (loss) on investments	74	130	(124,972)	6,564

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	925	987	(138,929)	21,627

CONTRACT OWNER TRANSACTIONS
Participant net payments	(438)	1,520	91,110	86,986
Policy loans, net of repayments and interest	0	0	(388)	(6,532)
Surrenders, withdrawals and death benefits	(1,134)	(3,248)	(9,084)	(11,482)
Net transfers between other subaccounts or fixed rate option	0	0	121,553	162,363

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,572)	(1,728)	203,191	231,335

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	(647)	9,259	64,262	252,962

NET ASSETS
Beginning of period	20,245	10,986	600,607	347,645

End of period	$19,598	$20,245	$664,869	$600,607

Beginning units	10,784	926	46,800	28,619

Units issued	882	11,009	55,887	38,241
Units redeemed	(1,005)	(1,151)	(36,462)	(20,060)

Ending units	10,661	10,784	66,225	46,800

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A36

SUBACCOUNTS (Continued)

DWS Bond VIP		AIM V.I. Core Equity Fund		Van Eck Worldwide Emerging Markets Fund

01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007

$536	$470	$210	$118	$0	$0
0	0	0	0	4,437	0
0	0	0	0	0	0
(2,252)	(241)	(3,383)	411	(12,656)	2,687

(1,716)	229	(3,173)	529	(8,219)	2,687

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(1,716)	10,229	(3,173)	10,529	(8,219)	12,687

10,229	0	10,529	0	12,687	0

$8,513	$10,229	$7,356	$10,529	$4,468	$12,687

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A37

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Fidelity VIP Equity-Income Portfolio - Service Class		UIF Core Plus Fixed Income Portfolio

	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$195	$168	$455	$365
Capital gains distributions received	8	790	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(4,298)	(1,368)	(1,511)	(19)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,095)	(410)	(1,056)	346

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,095)	9,590	(1,056)	10,346

NET ASSETS
Beginning of period	9,590	0	10,346	0

End of period	$5,495	$9,590	$9,290	$10,346

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A38

SUBACCOUNTS (Continued)

SP PIMCO High Yield Portfolio		DWS Strategic Income VIP		PIMCO Long-Term U.S Portfolio

01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007

$775	$562	$614	$604	$421	$351
10	153	134	0	133	0
0	0	0	0	0	0
(3,375)	(558)	(1,550)	(245)	1,337	587

(2,590)	157	(802)	359	1,891	938

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(2,590)	10,157	(802)	10,359	1,891	10,938

10,157	0	10,359	0	10,938	0

$7,567	$10,157	$9,557	$10,359	$12,829	$10,938

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A39

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	PIMCO Real Return Portfolio		DWS Global Thematic VIP

	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$386	$348	$123	$63
Capital gains distributions received	16	25	2,554	1,458
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(1,165)	487	(7,561)	(1,292)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(763)	860	(4,884)	229

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(763)	10,860	(4,884)	10,229

NET ASSETS
Beginning of period	10,860	0	10,229	0

End of period	$10,097	$10,860	$5,345	$10,229

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A40

SUBACCOUNTS (Continued)

DWS Capital Growth VIP		PIMCO All Asset Portfolio		Franklin Templeton Mutual Discovery Securities Fund - Class 2

01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007

$102	$63	$619	$676	$208	$149
0	0	30	0	390	123
0	0	0	0	0	0
(3,741)	972	(2,323)	(109)	(3,643)	430

(3,639)	1,035	(1,674)	567	(3,045)	702

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(3,639)	11,035	(1,674)	10,567	(3,045)	10,702

11,035	0	10,567	0	10,702	0

$7,396	$11,035	$8,893	$10,567	$7,657	$10,702

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A41

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	PIMCO Global Bond Portfolio		UIF U.S. Mid Cap Value Portfolio

	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$374	$253	$72	$66
Capital gains distributions received	0	23	2,643	1,024
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(467)	643	(6,904)	(943)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(93)	919	(4,189)	147

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(93)	10,919	(4,189)	10,147

NET ASSETS
Beginning of period	10,919	0	10,147	0

End of period	$10,826	$10,919	$5,958	$10,147

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A42

SUBACCOUNTS (Continued)

PIMCO Total Return Portfolio		Fidelity VIP Investment Grade Bond Portfolio - Service Class		Fidelity VIP Overseas Portfolio - Service Class

01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007

$492	$360	$408	$8	$226	$180
212	0	8	0	1,043	0
0	0	0	0	0	0
(188)	397	(758)	210	(5,958)	511

516	757	(342)	218	(4,689)	691

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

516	10,757	(342)	10,218	(4,689)	10,691

10,757	0	10,218	0	10,691	0

$11,273	$10,757	$9,876	$10,218	$6,002	$10,691

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A43

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	AllianceBernstein VPS International Growth Portfolio		UIF Value Portfolio

	01/01/2008 to 12/31/2008	12/10/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$0	$0	$262	$183
Capital gains distributions received	179	0	1,317	695
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(5,638)	(350)	(4,876)	(1,680)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,459)	(350)	(3,297)	(802)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	11,528	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,459)	11,178	(3,297)	9,198

NET ASSETS
Beginning of period	11,178	0	9,198	0

End of period	$5,719	$11,178	$5,901	$9,198

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A44

SUBACCOUNTS (Continued)

AllianceBernstein VPS International Value Portfolio		Fidelity VIP Freedom 2015 Portfolio		Prudential SP Strategic Partners Focused Growth Portfolio

01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007

$90	$116	$254	$238	$0	$0
498	383	441	211	731	442
0	0	0	0	0	0
(5,906)	(500)	(3,512)	(50)	(5,182)	1,144

(5,318)	(1)	(2,817)	399	(4,451)	1,586

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(5,318)	9,999	(2,817)	10,399	(4,451)	11,586

9,999	0	10,399	0	11,586	0

$4,681	$9,999	$7,582	$10,399	$7,135	$11,586

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A45

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	UIF Emerging Markets Equity Portfolio		AIM V.I. International Growth Fund

	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$0	$48	$51	$45
Capital gains distributions received	2,847	1,231	123	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(10,147)	1,612	(4,651)	1,043

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,300)	2,891	(4,477)	1,088

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,300)	12,891	(4,477)	11,088

NET ASSETS
Beginning of period	12,891	0	11,088	0

End of period	$5,591	$12,891	$6,611	$11,088

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A46

SUBACCOUNTS (Continued)

Franklin Templeton Large Cap Value Securities Fund		Franklin Templeton Global Income Securities Fund - Class 2		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007

$0	$162	$410	$290	$757	$0
0	5	0	0	0	0
0	0	0	0	0	0
(3,490)	(243)	267	613	(4,397)	(621)

(3,490)	(76)	677	903	(3,640)	(621)

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(3,490)	9,924	677	10,903	(3,640)	9,379

9,924	0	10,903	0	9,379	0

$6,434	$9,924	$11,580	$10,903	$5,739	$9,379

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A47

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Neuberger Berman AMT Mid-Cap Growth Portfolio		Fidelity VIP Mid Cap Portfolio - Service Class

	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$0	$0	$33	$36
Capital gains distributions received	0	0	1,491	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(4,882)	1,256	(5,772)	715

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,882)	1,256	(4,248)	751

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,882)	11,256	(4,248)	10,751

NET ASSETS
Beginning of period	11,256	0	10,751	0

End of period	$6,374	$11,256	$6,503	$10,751

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A48

SUBACCOUNTS (Continued)

Franklin Templeton Strategic Income Securities Fund - Class 2		Fidelity VIP Value Strategies Portfolio - Service Class		Prudential SP Balanced Asset Allocation Portfolio

01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007

$699	$512	$53	$40	$233	$239
25	29	1,596	0	705	299
0	0	0	0	0	0
(1,889)	(165)	(6,469)	(621)	(4,036)	313

(1,165)	376	(4,820)	(581)	(3,098)	851

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(1,165)	10,376	(4,820)	9,419	(3,098)	10,851

10,376	0	9,419	0	10,851	0

$9,211	$10,376	$4,599	$9,419	$7,753	$10,851

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A49

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Prudential SP Conservative Asset Allocation Portfolio		Prudential Diversified Conservative Growth Portfolio

	01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$308	$324	$373	$359
Capital gains distributions received	512	234	698	400
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(3,006)	260	(3,333)	(264)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,186)	818	(2,262)	495

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,186)	10,818	(2,262)	10,495

NET ASSETS
Beginning of period	10,818	0	10,495	0

End of period	$8,632	$10,818	$8,233	$10,495

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A50

SUBACCOUNTS (Continued)

Fidelity VIP Money Market Portfolio		DWS Blue Chip VIP		Neuberger Berman AMT Socially Responsive Portfolio

01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007

$302	$337	$148	$106	$199	$9
0	0	1,609	1,127	680	34
0	0	0	0	0	0
0	0	(5,638)	(1,151)	(5,012)	436

302	337	(3,881)	82	(4,133)	479

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

302	10,337	(3,881)	10,082	(4,133)	10,479

10,337	0	10,082	0	10,479	0

$10,639	$10,337	$6,201	$10,082	$6,346	$10,479

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A51

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Prudential SP Aggressive Growth Asset Allocation Portfolio		Prudential SP Growth Asset Allocation Portfolio

	01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/19/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$95	$102	$156	$161
Capital gains distributions received	947	487	914	381
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(5,644)	320	(5,031)	352

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,602)	909	(3,961)	894

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,602)	10,909	(3,961)	10,894

NET ASSETS
Beginning of period	10,909	0	10,894	0

End of period	$6,307	$10,909	$6,933	$10,894

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A52

SUBACCOUNTS (Continued)

Fidelity VIP Freedom 2025 Portfolio		Fidelity VIP Contrafund Portfolio - Service Class		Prudential Natural Resources Portfolio

01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	3/19/2007* to 12/31/2007

$223	$199	$83	$87	$99	$77
558	221	262	2,568	1,674	2,277
0	0	0	0	0	0
(4,347)	6	(5,115)	(1,461)	(9,514)	2,252

(3,566)	426	(4,770)	1,194	(7,741)	4,606

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(3,566)	10,426	(4,770)	11,194	(7,741)	14,606

10,426	0	11,194	0	14,606	0

$6,860	$10,426	$6,424	$11,194	$6,865	$14,606

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A53

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Van Eck Worldwide Hard Assets Fund		Van Eck Worldwide Real Estate Fund

	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$34	$0	$387	$0
Capital gains distributions received	1,875	0	1,248	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(7,931)	3,056	(6,775)	(674)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,022)	3,056	(5,140)	(674)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,022)	13,056	(5,140)	9,326

NET ASSETS
Beginning of period	13,056	0	9,326	0

End of period	$7,034	$13,056	$4,186	$9,326

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A54

SUBACCOUNTS (Continued)

Fidelity VIP Freedom 2020 Portfolio - Service Class		Fidelity VIP Index 500 Portfolio - Service Class		PIMCO Low Duration Portfolio

01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007

$228	$209	$181	$186	$435	$354
489	222	91	0	174	0
0	0	0	0	0	0
(4,126)	(9)	(3,990)	(155)	(654)	255

(3,409)	422	(3,718)	31	(45)	609

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(3,409)	10,422	(3,718)	10,031	(45)	10,609

10,422	0	10,031	0	10,609	0

$7,013	$10,422	$6,313	$10,031	$10,564	$10,609

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A55

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	PIMCO Short-Term Portfolio		DWS Dreman High Return Equity VIP

	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$379	$349	$243	$144
Capital gains distributions received	0	0	1,536	84
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(411)	(30)	(6,300)	(395)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(32)	319	(4,521)	(167)

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32)	10,319	(4,521)	9,833

NET ASSETS
Beginning of period	10,319	0	9,833	0

End of period	$10,287	$10,319	$5,312	$9,833

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A56

SUBACCOUNTS (Continued)

		Franklin Templeton Global Asset Allocation Fund - Class 2
DWS Small Cap Index VIP				Royce Micro-Cap Portfolio

01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007

$131	$86	$1,013	$1,809	$218	$144
835	629	1,267	2,373	915	819
0	0	0	0	0	0
(4,223)	(1,171)	(4,989)	(3,389)	(5,315)	(1,297)

(3,257)	(456)	(2,709)	793	(4,182)	(334)

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,000	0	10,000	0	10,000

(3,257)	9,544	(2,709)	10,793	(4,182)	9,666

9,544	0	10,793	0	9,666	0

$6,287	$9,544	$8,084	$10,793	$5,484	$9,666

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A57

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Royce Small-Cap Portfolio		AllianceBernstein VPS Small Cap Growth Portfolio

	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/24/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$54	$5	$0	$0
Capital gains distributions received	694	418	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(3,229)	(1,295)	(4,845)	639

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,481)	(872)	(4,845)	639

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,481)	9,128	(4,845)	10,639

NET ASSETS
Beginning of period	9,128	0	10,639	0

End of period	$6,647	$9,128	$5,794	$10,639

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A58

SUBACCOUNTS (Continued)

AIM V.I. Small Cap Equity Fund		Franklin Templeton Small Cap Value Securities Fund - Class 2		Van Eck Worldwide Absolute Return Fund

01/01/2008 to 12/31/2008	05/01/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/09/2007* to 12/31/2007

$0	$4	$96	$64	$9	$0
30	289	667	659	294	0
0	0	0	0	0	0
(3,211)	(314)	(3,841)	(1,402)	(1,594)	(147)

(3,181)	(21)	(3,078)	(679)	(1,291)	(147)

0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0

0	0	0	0	0	0

0	0	0	0	0	0

0	10,182	0	10,000	0	10,000

(3,181)	10,161	(3,078)	9,321	(1,291)	9,853

10,161	0	9,321	0	9,853	0

$6,980	$10,161	$6,243	$9,321	$8,562	$9,853

10,000	0	10,000	0	10,000	0

0	10,000	0	10,000	0	10,000
0	0	0	0	0	0

10,000	10,000	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A59

FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2008 and 2007

	SUBACCOUNTS

	Fidelity VIP Freedom 2030 Portfolio		DWS Technology VIP

	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007	01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007

OPERATIONS
Net investment income (loss)	$195	$208	$0	$0
Capital gains distributions received	649	283	0	0
Realized gain (loss) on shares redeemed	0	0	0	0
Net change in unrealized gain (loss) on investments	(4,823)	(40)	(5,221)	1,297

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,979)	451	(5,221)	1,297

CONTRACT OWNER TRANSACTIONS
Participant net payments	0	0	0	0
Policy loans, net of repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	0	0	0	0

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	0	10,000	0	10,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,979)	10,451	(5,221)	11,297

NET ASSETS
Beginning of period	10,451	0	11,297	0

End of period	$6,472	$10,451	$6,076	$11,297

Beginning units	10,000	0	10,000	0

Units issued	0	10,000	0	10,000
Units redeemed	0	0	0	0

Ending units	10,000	10,000	10,000	10,000

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A60

SUBACCOUNTS (Continued)

AIM V.I. Utilities Fund		Fidelity VIP Value Leaders Portfolio

01/01/2008 to 12/31/2008	03/26/2007* to 12/31/2007	01/01/2008 to 12/31/2008	04/30/2007* to 12/31/2007

$272	$201	$119	$126
999	520	14	757
0	0	0	0
(4,853)	352	(4,502)	(1,107)

(3,582)	1,073	(4,369)	(224)

0	0	0	0
0	0	0	0
0	0	0	0

0	0	0	0

0	0	0	0

0	10,000	0	10,000

(3,582)	11,073	(4,369)	9,776

11,073	0	9,776	0

$7,491	$11,073	$5,407	$9,776

10,000	0	10,000	0

0	10,000	0	10,000
0	0	0	0

10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these financial statements.

A61

NOTES TO FINANCIAL STATEMENTS OF
THE GROUP VARIABLE UNIVERSAL LIFE AND PRUBENEFIT SELECT SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
December 31, 2008

Note 1:	General

The Prudential Variable Contract Account GI-2 (the "Account") of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI") was established on June 14, 1988 by a resolution of Prudential's Board of Directors in comformity with insurance laws of the State of New Jersey. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Group Variable Universal Life and PruBenefit Select contracts are invested in the Account. The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a "Participant".

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are ninety-nine subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund (the "Series Fund") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Fund
Money Market Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Conservative Balanced Portfolio
Value Portfolio
High Yield Bond Portfolio
Natural Resources Portfolio
Stock Index Portfolio
Global Portfolio
Jennison Portfolio
Small Capitalization Stock Portfolio
Diversified Conservative Growth Portfolio
SP PIMCO High Yield Portfolio
SP Strategic Partners Focused Growth Portfolio
SP Conservative Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
SP Aggressive Growth Asset Allocation Portfolio

AIM Variable Insurance
Core Equity Fund
International Growth Fund
Small Cap Equity Fund
Utilities Fund

Alliance Bernstein Variable Product Series
Real Estate Investment Portfolio
International Growth Portfolio
International Value Portfolio
Small Cap Growth Portfolio

American Century Variable Portfolios
Balanced Portfolio
International Portfolio
Value Fund
Dreyfus Variable Investment
Developing Leaders Portfolio

DWS Variable Series I
Bond VIP
Capital Growth VIP

DWS Variable Series II
Blue Chip VIP
Dreman High Return Equity VIP
Global Thematic VIP
Government & Agency Securities Portfolio VIP
High Income Portfolio
Strategic Income VIP
Technology VIP

DWS Investment VIT Funds
Small Cap Index VIP

Fidelity Variable Insurance
Contrafund Portfolio - Service Class
Equity-Income Portfolio - Service Class
Index 500 Portfolio - Service Class
Investment Grade Bond Portfolio - Service Class
Mid Cap Portfolio - Service Class
Money Market Portfolio
Overseas Portfolio - Service Class
Value Leaders Portfolio
Value Strategies Portfolio - Service Class
Freedom 2015 Portfolio
Freedom 2020 Portfolio - Service Class
Freedom 2025 Portfolio
Freedom 2030 Portfolio

Franklin Templeton
Developing Markets Securites Fund - Class 2
Foreign Securities Fund - Class 2
Large Cap Value Securities Fund
Small Cap Value Securities Fund - Class 2
Strategic Income Securities Fund - Class 2
Mutual Discovery Securities Fund - Class 2
Global Asset Allocation Fund - Class 2
Global Income Securities Fund - Class 2
Janus Aspen Series
Worldwide Growth Portfolio - Institutional Shares
Large Cap Growth Portfolio-Institutional Shares
International Growth Portfolio-Institutional Shares
Mid Cap Growth Portfolio - Institutional Shares

JPMorgan
Bond Portfolio
U.S. Large Cap Core Equity Portfolio
International Equity Portfolio
Small Company Portfolio
Insurance Trust Intrepid Mid Cap Portfolio

Lazard Retirement
U.S. Small Cap Equity Portfolio

MFS Variable Insurance Trust
Research Series
Strategic Income Series
Research Bond Series

Neuberger Berman Advisors Management Trust
Short Duration Bond Portfolio
Partners Portfolio
Mid-Cap Growth Portfolio
Socially Responsive Portfolio

PIMCO Variable Insurance Trust
All Asset Portfolio
Global Bond Portfolio
Long-Term U.S. Portfolio
Low Duration Portfolio
Real Return Portfolio
Short-Term Portfolio
Total Return Portfolio

Royce Capital Fund
Micro-Cap Portfolio
Small-Cap Portfolio

A62

Note 1:	General (Continued)

T. Rowe Price
Mid-Cap Growth Portfolio
New America Growth Portfolio
Equity Income Portfolio

Universal Institutional Funds
Core Plus Fixed Income Portfolio
Emerging Markets Equity Portfolio
U.S. Mid-Cap Value Portfolio
Value Portfolio

Van Eck Global Worldwide Insurance Trust
Absolute Return Fund
Emerging Markets Fund
Hard Assets Fund
Real Estate Fund

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account adopted this guidance effective January 1, 2008. For further discussion please refer to Note 3: Fair Value.

Investments - The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

Security Transactions - Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Fair Value

SFAS No. 157 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. SFAS No. 157 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 - Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

A63

Note 3:	Fair Value (Continued)

Level 2 - Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable life insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value (s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2008 are presented.

Note 4:	Taxes

Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in the future years for any federal income taxes that would be attributable to the contracts.

A64

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2008 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$1,245,949	$(850,556)
Prudential Flexible Managed Portfolio	$892,873	$(855,679)
Prudential Stock Index Portfolio	$2,215,802	$(1,999,370)
Prudential Equity Portfolio	$1,061,966	$(842,777)
Neuberger Berman AMT Short Duration Bond Portfolio	$404,619	$(328,186)
DWS High Income Portfolio	$613,846	$(549,822)
MFS - Research Series Portfolio	$959,470	$(883,480)
Dreyfus Variable Investment Developing Leaders Portfolio	$1,702,292	$(1,264,769)
Franklin Templeton Foreign Securities Fund - Class 2	$1,037,391	$(755,912)
Franklin Templeton Developing Markets Securities Fund - Class 2	$938,923	$(792,609)
Prudential Diversified Bond Portfolio	$118,049	$(170,598)
Prudential High Yield Bond Portfolio	$1,354	$(14,254)
Prudential Value Portfolio	$39,317	$(47,441)
Prudential Jennison Portfolio	$528,836	$(333,944)
Prudential Global Portfolio	$52,711	$(111,484)
American Century VP Balanced Portfolio	$6,088	$(9,210)
American Century VP International Portfolio	$3,463	$(2,974)
American Century VP Value Fund	$12,965	$(55,219)
JP Morgan Bond Portfolio	$1,449	$(1,029)
JP Morgan U.S. Large Cap Core Equity Portfolio	$5,315	$(3,275)
JP Morgan International Equity Portfolio	$676	$(510)
JP Morgan Small Company Portfolio	$1,737	$(2,814)
T.Rowe Price Mid-Cap Growth Portfolio	$783,491	$(501,581)
T.Rowe Price New America Growth Portfolio	$28,532	$(19,608)
Prudential Small Capitalization Stock Portfolio	$4,268	$(14,567)
MFS Research Bond Series Portfolio	$10,005	$(14,296)
T.Rowe Price Equity Income Portfolio	$1,445,196	$(970,371)
Neuberger Berman AMT Partners Portfolio	$71	$(3,543)
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	$5,809	$(48,133)
MFS Strategic Income Series Portfolio	$3,815	$(3,375)
Janus Aspen Large Cap Growth Portfolio - Institutional Shares	$30,750	$(45,584)
Janus Aspen International Growth Portfolio - Institutional Shares	$24,608	$(49,884)
Lazard Retirement U.S. Small Cap Equity Portfolio	$19,003	$(12,518)
Janus Aspen Mid Cap Growth Portfolio - Institutional Shares	$802,786	$(470,355)
AllianceBernstein Real Estate Investment Portfolio	$9,641	$(48,312)
DWS Government & Agency Securities VIP	$3,653	$(5,266)
Prudential Conservative Balanced Portfolio	$475,899	$(275,420)
DWS Bond VIP	$-	$-
AIM V.I. Core Equity Fund	$-	$-

A65

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales

Van Eck Worldwide Emerging Markets Fund	$-	$-
Fidelity VIP Equity-Income Portfolio - Service Class	$-	$-
UIF Core Plus Fixed Income Portfolio	$-	$-
SP PIMCO High Yield Portfolio	$-	$-
DWS Strategic Income VIP	$-	$-
PIMCO Long-Term U.S Portfolio	$-	$-
PIMCO Real Return Portfolio	$-	$-
DWS Global Thematic VIP	$-	$-
DWS Capital Growth VIP	$-	$-
PIMCO All Asset Portfolio	$-	$-
Franklin Templeton Mutual Discovery Securities Fund - Class 2	$-	$-
PIMCO Global Bond Portfolio	$-	$-
UIF U.S. Mid Cap Value Portfolio	$-	$-
PIMCO Total Return Portfolio	$-	$-
Fidelity VIP Investment Grade Bond Portfolio - Service Class	$-	$-
Fidelity VIP Overseas Portfolio - Service Class	$-	$-
AllianceBernstein VPS International Growth Portfolio	$-	$-
UIF Value Portfolio	$-	$-
AllianceBernstein VPS International Value Portfolio	$-	$-
Fidelity VIP Freedom 2015 Portfolio	$-	$-
Prudential SP Strategic Partners Focused Growth Portfolio	$-	$-
UIF Emerging Markets Equity Portfolio	$-	$-
AIM V.I. International Growth Fund	$-	$-
Franklin Templeton Large Cap Value Securities Fund	$-	$-
Franklin Templeton Global Income Securities Fund - Class 2	$-	$-
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	$-	$-
Neuberger Berman AMT Mid-Cap Growth Portfolio	$-	$-
Fidelity VIP Mid Cap Portfolio - Service Class	$-	$-
Franklin Templeton Strategic Income Securities Fund - Class 2	$-	$-
Fidelity VIP Value Strategies Portfolio - Service Class	$-	$-
Prudential SP Balanced Asset Allocation Portfolio	$-	$-
Prudential SP Conservative Asset Allocation Portfolio	$-	$-
Prudential Diversified Conservative Growth Portfolio	$-	$-
Fidelity VIP Money Market Portfolio	$-	$-
DWS Blue Chip VIP	$-	$-
Neuberger Berman AMT Socially Responsive Portfolio	$-	$-
Prudential SP Aggressive Growth Asset Allocation Portfolio	$-	$-
Prudential SP Growth Asset Allocation Portfolio	$-	$-
Fidelity VIP Freedom 2025 Portfolio	$-	$-
Fidelity VIP Contrafund Portfolio - Service Class	$-	$-
Prudential Natural Resources Portfolio	$-	$-

A66

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales

Van Eck Worldwide Hard Assets Fund	$-	$-
Van Eck Worldwide Real Estate Fund	$-	$-
Fidelity VIP Freedom 2020 Portfolio - Service Class	$-	$-
Fidelity VIP Index 500 Portfolio - Service Class	$-	$-
PIMCO Low Duration Portfolio	$-	$-
PIMCO Short-Term Portfolio	$-	$-
DWS Dreman High Return Equity VIP	$-	$-
DWS Small Cap Index VIP	$-	$-
Franklin Templeton Global Asset Allocation Fund - Class 2	$-	$-
Royce Micro-Cap Portfolio	$-	$-
Royce Small-Cap Portfolio	$-	$-
AllianceBernstein VPS Small Cap Growth Portfolio	$-	$-
AIM V.I. Small Cap Equity Fund	$-	$-
Franklin Templeton Small Cap Value Securities Fund - Class 2	$-	$-
Van Eck Worldwide Absolute Return Fund	$-	$-
Fidelity VIP Freedom 2030 Portfolio	$-	$-
DWS Technology VIP	$-	$-
AIM V.I. Utilities Fund	$-	$-
Fidelity VIP Value Leaders Portfolio	$-	$-

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect wholly-owned subsidiary of PFI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Fund has a distribution agreement with Prudential Investment Management Services, LLC, an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund.

PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of PFI, serves as the Series Fund's transfer agent.

A67

Note 7:	Financial Highlights

The following table was developed by determining which products offered by The Prudential Variable Contract Account GI-2 and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by GI-2 as contract owners may not have selected all available and applicable contract options.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total returns for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 were as follows:

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	Prudential Money Market Portfolio

December 31, 2008	355	$13.61 to $13.61	$4,829	2.59%	0.45%	2.18	% to	2.18%
December 31, 2007	324	$13.32 to $13.32	$4,315	4.94%	0.45%	4.63	% to	4.63%
December 31, 2006	341	$12.73 to $12.73	$4,339	4.65%	0.45%	4.26	% to	4.26%
December 31, 2005	310	$12.21 to $12.21	$3,781	2.86%	0.45%	2.44	% to	2.44%
December 31, 2004	309	$11.92 to $11.92	$3,682	1.01%	0.45%	0.59	% to	0.59%

	Prudential Flexible Managed Portfolio

December 31, 2008	267	$10.99 to $10.99	$2,931	2.93%	0.45%	-25.19	% to	-25.19%
December 31, 2007	260	$14.69 to $14.69	$3,824	2.46%	0.45%	5.91	% to	5.91%
December 31, 2006	252	$13.87 to $13.87	$3,497	1.94%	0.45%	11.67	% to	11.67%
December 31, 2005	233	$12.42 to $12.42	$2,891	1.97%	0.45%	3.69	% to	3.69%
December 31, 2004	226	$11.98 to $11.98	$2,707	1.43%	0.45%	10.21	% to	10.21%

	Prudential Stock Index Portfolio

December 31, 2008	1,125	$8.95 to $8.95	$10,081	2.24%	0.45%	-37.28	% to	-37.28%
December 31, 2007	1,096	$14.27 to $14.27	$15,632	1.65%	0.45%	4.70	% to	4.70%
December 31, 2006	1,088	$13.63 to $13.63	$14,829	1.67%	0.45%	15.02	% to	15.02%
December 31, 2005	1,098	$11.85 to $11.85	$13,016	1.56%	0.45%	4.07	% to	4.07%
December 31, 2004	1,084	$11.39 to $11.39	$12,348	1.71%	0.45%	9.94	% to	9.94%

	Prudential Equity Portfolio

December 31, 2008	393	$0.68 to $9.43	$3,618	1.43%	0.45%*	-38.45	% to	-38.18%
December 31, 2007	370	$1.10 to $15.32	$5,525	1.11%	0.45%	8.81	% to	10.00%
December 31, 2006	348	$14.08 to $14.08	$4,898	1.13%	0.45%	12.10	% to	12.10%
December 31, 2005	341	$12.56 to $12.56	$4,282	1.02%	0.45%	10.98	% to	10.98%
December 31, 2004	342	$11.32 to $11.32	$3,876	1.35%	0.45%	9.48	% to	9.48%
	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Neuberger Berman AMT Short Duration Bond Portfolio

December 31, 2008	103	$11.89 to $11.89	$1,230	4.92%	0.45%	-13.84	% to	-13.84%
December 31, 2007	97	$13.80 to $13.80	$1,344	2.90%	0.45%	4.31	% to	4.31%
December 31, 2006	86	$13.23 to $13.23	$1,138	3.30%	0.45%	3.76	% to	3.76%
December 31, 2005	77	$12.75 to $12.75	$981	2.69%	0.45%	0.99	% to	0.99%
December 31, 2004	74	$12.63 to $12.63	$938	3.89%	0.45%	0.40	% to	0.40%

	DWS High Income Portfolio

December 31, 2008	170	$10.83 to $10.83	$1,841	11.23%	0.45%	-24.27	% to	-24.27%
December 31, 2007	163	$14.30 to $14.30	$2,336	7.90%	0.45%	0.49	% to	0.49%
December 31, 2006	151	$14.23 to $14.23	$2,146	7.63%	0.45%	9.97	% to	9.97%
December 31, 2005	138	$12.94 to $12.94	$1,791	9.74%	0.45%	3.42	% to	3.42%
December 31, 2004	133	$12.51 to $12.51	$1,668	7.19%	0.45%	11.90	% to	11.90%

	MFS - Research Series Portfolio

December 31, 2008	459	$8.85 to $8.85	$4,062	0.54%	0.45%	-36.38	% to	-36.38%
December 31, 2007	447	$13.91 to $13.91	$6,219	0.69%	0.45%	12.72	% to	12.72%
December 31, 2006	441	$12.34 to $12.34	$5,438	0.51%	0.45%	9.98	% to	9.98%
December 31, 2005	436	$11.22 to $11.22	$4,894	0.48%	0.45%	7.32	% to	7.32%
December 31, 2004	429	$10.46 to $10.46	$4,484	1.09%	0.45%	15.45	% to	15.45%

A68

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	Dreyfus Variable Investment Developing Leaders Portfolio

December 31, 2008	568	$9.11 to $9.11	$5,180	0.91%	0.45%	-37.90	% to	-37.90%
December 31, 2007	528	$14.67 to $14.67	$7,751	0.76%	0.45%	-11.47	% to	-11.47%
December 31, 2006	523	$16.57 to $16.57	$8,665	0.41%	0.45%	3.30	% to	3.30%
December 31, 2005	512	$16.04 to $16.04	$8,213	0.00%	0.45%	5.33	% to	5.33%
December 31, 2004	502	$15.23 to $15.23	$7,642	0.21%	0.45%	10.84	% to	10.84%

	Franklin Templeton Foreign Securities Fund - Class 2

December 31, 2008	284	$10.71 to $10.71	$3,046	2.36%	0.45%	-40.66	% to	-40.66%
December 31, 2007	260	$18.05 to $18.05	$4,700	1.96%	0.45%	14.97	% to	14.97%
December 31, 2006	235	$15.70 to $15.70	$3,683	1.24%	0.45%	20.86	% to	20.86%
December 31, 2005	219	$12.99 to $12.99	$2,847	1.16%	0.45%	9.68	% to	9.68%
December 31, 2004	210	$11.84 to $11.84	$2,484	1.05%	0.45%	18.05	% to	18.05%

	Franklin Templeton Developing Markets Securities Fund - Class 2

December 31, 2008	102	$17.76 to $17.76	$1,818	2.61%	0.45%	-52.92	% to	-52.92%
December 31, 2007	94	$37.72 to $37.72	$3,560	2.31%	0.45%	28.21	% to	28.21%
December 31, 2006	84	$29.42 to $29.42	$2,460	1.10%	0.45%	27.52	% to	27.52%
December 31, 2005	74	$23.07 to $23.07	$1,709	1.29%	0.45%	26.88	% to	26.88%
December 31, 2004	69	$18.18 to $18.18	$1,254	1.79%	0.45%	24.18	% to	24.18%

	Prudential Diversified Bond Portfolio

December 31, 2008	50	$1.00 to $14.98	$611	5.14%	0.45%*	-3.85	% to	-3.85%
December 31, 2007	53	$1.04 to $15.58	$685	5.10%	0.45%	4.00	% to	5.20%
December 31, 2006	41	$14.81 to $14.81	$600	4.87%	0.45%	4.52	% to	4.52%
December 31, 2005	45	$14.17 to $14.17	$639	5.52%	0.45%	2.82	% to	2.82%
December 31, 2004	45	$13.78 to $13.78	$615	4.46%	0.45%	5.11	% to	5.11%
	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential High Yield Bond Portfolio

December 31, 2008	42	$0.78 to $11.52	$377	8.72%	0.45%*	-22.63	% to	-22.00%
December 31, 2007	43	$1.00 to $14.89	$498	7.04%	0.45%	0.00	% to	2.20%
December 31, 2006	38	$14.57 to $14.57	$549	7.85%	0.45%	9.79	% to	9.79%
December 31, 2005	38	$13.28 to $13.28	$510	6.85%	0.45%	2.95	% to	2.95%
December 31, 2004	41	$12.90 to $12.90	$527	7.35%	0.45%	9.79	% to	9.79%
	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Value Portfolio

December 31, 2008	26	$0.60 to $11.71	$195	1.85%	0.45%*	-42.60	% to	-42.31%
December 31, 2007	27	$1.04 to $20.40	$348	1.42%	0.45%	2.72	% to	4.00%
December 31, 2006	16	$19.86 to $19.86	$323	1.51%	0.45%	19.42	% to	19.42%
December 31, 2005	14	$16.63 to $16.63	$240	1.42%	0.45%	16.15	% to	16.15%
December 31, 2004	14	$14.32 to $14.32	$206	1.30%	0.45%	15.86	% to	15.86%
	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Jennison Portfolio

December 31, 2008	181	$6.94 to $6.94	$1,259	0.53%	0.45%	-37.59	% to	-37.59%
December 31, 2007	158	$11.12 to $11.12	$1,755	0.32%	0.45%	11.53	% to	11.53%
December 31, 2006	137	$9.97 to $9.97	$1,362	0.32%	0.45%	1.32	% to	1.32%
December 31, 2005	117	$9.84 to $9.84	$1,152	0.11%	0.45%	14.05	% to	14.05%
December 31, 2004	114	$8.63 to $8.63	$980	0.43%	0.45%	9.10	% to	9.10%

	Prudential Global Portfolio

December 31, 2008	32	$0.63 to $8.97	$204	1.75%	0.45%*	-43.23	% to	-42.73%
December 31, 2007	36	$1.10 to $15.80	$422	1.07%	0.45%	10.00	% to	10.03%
December 31, 2006	29	$14.36 to $14.36	$415	0.63%	0.45%	19.07	% to	19.07%
December 31, 2005	29	$12.06 to $12.06	$351	0.59%	0.45%	15.55	% to	15.55%
December 31, 2004	30	$10.43 to $10.43	$312	0.98%	0.45%	9.10	% to	9.10%
	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

A69

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	American Century VP Balanced Portfolio

December 31, 2008	11	$11.12 to $11.12	$126	2.55%	0.45%	-20.68	% to	-20.68%
December 31, 2007	12	$14.02 to $14.02	$161	2.11%	0.45%	4.47	% to	4.47%
December 31, 2006	13	$13.42 to $13.42	$168	1.88%	0.45%	9.11	% to	9.11%
December 31, 2005	12	$12.30 to $12.30	$151	1.82%	0.45%	4.47	% to	4.47%
December 31, 2004	13	$11.77 to $11.77	$151	1.59%	0.45%	9.29	% to	9.29%

	American Century VP International Portfolio

December 31, 2008	6	$9.10 to $ 9.10	$55	0.81%	0.45%	-45.08	% to	-45.08%
December 31, 2007	6	$16.57 to $16.57	$98	0.66%	0.45%	17.60	% to	17.60%
December 31, 2006	6	$14.09 to $14.09	$82	1.53%	0.45%	24.47	% to	24.47%
December 31, 2005	5	$11.32 to $11.32	$61	1.18%	0.45%	12.76	% to	12.76%
December 31, 2004	6	$10.04 to $10.04	$57	0.53%	0.45%	14.35	% to	14.35%

	American Century VP Value Fund

December 31, 2008	22	$14.41 to $14.41	$314	2.44%	0.45%	-27.11	% to	-27.11%
December 31, 2007	24	$19.77 to $19.77	$483	1.55%	0.45%	-5.54	% to	-5.54%
December 31, 2006	24	$20.93 to $20.93	$511	1.33%	0.45%	18.12	% to	18.12%
December 31, 2005	24	$17.72 to $17.72	$431	0.85%	0.45%	4.56	% to	4.56%
December 31, 2004	24	$16.95 to $16.95	$404	1.13%	0.45%	13.83	% to	13.83%

	JP Morgan Bond Portfolio

December 31, 2008	13	$0.83 to $12.00	$42	8.77%	0.45%*	-16.38	% to	-16.16%
December 31, 2007	13	$0.99 to $14.35	$49	7.30%	0.45%	-1.00	% to	0.84%
December 31, 2006	3	$14.23 to $14.23	$40	4.38%	0.45%	3.72	% to	3.72%
December 31, 2005	4	$13.72 to $13.72	$62	3.37%	0.45%	2.35	% to	2.35%
December 31, 2004	5	$13.41 to $13.41	$62	3.42%	0.45%	3.87	% to	3.87%
* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	JP Morgan U.S. Large Cap Core Equity Portfolio

December 31, 2008	10	$7.34 to $ 7.34	$70	1.35%	0.45%	-34.29	% to	-34.29%
December 31, 2007	9	$11.17 to $11.17	$104	1.08%	0.45%	1.18	% to	1.18%
December 31, 2006	9	$11.04 to $11.04	$101	0.96%	0.45%	16.09	% to	16.09%
December 31, 2005	9	$9.51 to $ 9.51	$83	1.22%	0.45%	0.90	% to	0.90%
December 31, 2004	8	$9.43 to $ 9.43	$80	0.75%	0.45%	9.02	% to	9.02%

	JP Morgan International Equity Portfolio

December 31, 2008	3	$9.56 to $ 9.56	$27	1.78%	0.45%	-41.64	% to	-41.64%
December 31, 2007	3	$16.38 to $16.38	$46	1.00%	0.45%	8.84	% to	8.84%
December 31, 2006	3	$15.05 to $15.05	$46	0.70%	0.45%	21.47	% to	21.47%
December 31, 2005	1	$12.39 to $12.39	$14	0.83%	0.45%	10.20	% to	10.20%
December 31, 2004	1	$11.24 to $11.24	$13	0.56%	0.45%	17.82	% to	17.82%

	JP Morgan Small Company Portfolio

December 31, 2008	2	$11.38 to $11.38	$22	0.19%	0.45%	-32.26	% to	-32.26%
December 31, 2007	2	$16.80 to $16.80	$33	0.01%	0.45%	-6.09	% to	-6.09%
December 31, 2006	2	$17.89 to $17.89	$42	0.00%	0.45%	14.46	% to	14.46%
December 31, 2005	2	$15.63 to $15.63	$36	0.00%	0.45%	2.95	% to	2.95%
December 31, 2004	2	$15.18 to $15.18	$34	0.00%	0.45%	26.61	% to	26.61%

	T.Rowe Price Mid-Cap Growth Portfolio

December 31, 2008	100	$14.44 to $14.44	$1,442	0.00%	0.45%	-40.06	% to	-40.06%
December 31, 2007	84	$24.09 to $24.09	$2,028	0.25%	0.45%	17.00	% to	17.00%
December 31, 2006	69	$20.59 to $20.59	$1,418	0.00%	0.45%	6.19	% to	6.19%
December 31, 2005	52	$19.39 to $19.39	$1,003	0.00%	0.45%	14.23	% to	14.23%
December 31, 2004	36	$16.98 to $16.98	$619	0.00%	0.45%	17.83	% to	17.83%

A70

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	T.Rowe Price New America Growth Portfolio

December 31, 2008	18	$7.19 to $ 7.19	$131	0.00%	0.45%	-38.55	% to	-38.55%
December 31, 2007	17	$11.70 to $11.70	$201	0.00%	0.45%	13.26	% to	13.26%
December 31, 2006	16	$10.33 to $10.33	$162	0.05%	0.45%	6.94	% to	6.94%
December 31, 2005	15	$9.66 to $ 9.66	$147	0.00%	0.45%	4.01	% to	4.01%
December 31, 2004	14	$9.29 to $ 9.29	$132	0.05%	0.45%	10.33	% to	10.33%

	Prudential Small Capitalization Stock Portfolio

December 31, 2008	20	$16.67 to $16.67	$330	1.15%	0.45%	-31.34	% to	-31.34%
December 31, 2007	20	$24.28 to $24.28	$489	0.59%	0.45%	-0.98	% to	-0.98%
December 31, 2006	22	$24.52 to $24.52	$530	0.54%	0.45%	14.15	% to	14.15%
December 31, 2005	26	$21.48 to $21.48	$566	0.61%	0.45%	6.78	% to	6.78%
December 31, 2004	27	$20.12 to $20.12	$546	0.57%	0.45%	21.57	% to	21.57%

	MFS Research Bond Series Portfolio

December 31, 2008	18	$15.03 to $15.03	$268	2.92%	0.45%	-2.84	% to	-2.84%
December 31, 2007	18	$15.47 to $15.47	$279	3.13%	0.45%	3.76	% to	3.76%
December 31, 2006	22	$14.91 to $14.91	$324	4.18%	0.45%	3.61	% to	3.61%
December 31, 2005	22	$14.39 to $14.39	$315	5.12%	0.45%	1.06	% to	1.06%
December 31, 2004	22	$14.24 to $14.24	$316	5.76%	0.45%	5.56	% to	5.56%

	T.Rowe Price Equity Income Portfolio

December 31, 2008	308	$11.00 to $11.00	$3,395	2.41%	0.45%	-36.42	% to	-36.42%
December 31, 2007	270	$17.30 to $17.30	$4,676	1.76%	0.45%	2.85	% to	2.85%
December 31, 2006	226	$16.82 to $16.82	$3,802	1.62%	0.45%	18.45	% to	18.45%
December 31, 2005	196	$14.20 to $14.20	$2,785	1.60%	0.45%	3.46	% to	3.46%
December 31, 2004	171	$13.73 to $13.73	$2,349	1.65%	0.45%	14.42	% to	14.42%

	Neuberger Berman AMT Partners Portfolio

December 31, 2008	12	$0.50 to $ 8.01	$20	0.52%	0.45%*	-52.83	% to	-52.63%
December 31, 2007	12	$1.06 to $16.91	$46	0.66%	0.45%	6.00	% to	8.82%
December 31, 2006	2	$15.54 to $15.54	$31	0.84%	0.45%	11.80	% to	11.80%
December 31, 2005	2	$13.90 to $13.90	$21	1.36%	0.45%	17.53	% to	17.53%
December 31, 2004	1	$11.83 to $11.83	$6	0.00%	0.45%	18.42	% to	18.42%
*This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Janus Aspen Worldwide Growth Portfolio - Institutional Shares

December 31, 2008	66	$6.96 to $ 6.96	$458	1.22%	0.45%	-44.94	% to	-44.94%
December 31, 2007	71	$12.64 to $12.64	$894	0.76%	0.45%	9.15	% to	9.15%
December 31, 2006	73	$11.58 to $11.58	$841	1.78%	0.45%	17.68	% to	17.68%
December 31, 2005	74	$9.84 to $ 9.84	$727	1.40%	0.45%	5.39	% to	5.39%
December 31, 2004	83	$9.33 to $ 9.33	$773	0.96%	0.45%	4.25	% to	4.25%

	MFS Strategic Income Series Portfolio

December 31, 2008	6	$13.64 to $13.64	$77	6.20%	0.45%	-12.45	% to	-12.45%
December 31, 2007	6	$15.58 to $15.58	$88	5.05%	0.45%	3.18	% to	3.18%
December 31, 2006	6	$15.10 to $15.10	$92	5.23%	0.45%	6.26	% to	6.26%
December 31, 2005	6	$14.21 to $14.21	$85	6.68%	0.45%	1.43	% to	1.43%
December 31, 2004	0	$14.01 to $14.01	$91	6.50%	0.45%	7.19	% to	7.19%

	Janus Aspen Large Cap Growth Portfolio - Institutional Shares

December 31, 2008	11	$7.00 to $ 7.00	$77	0.72%	0.45%	-40.02	% to	-40.02%
December 31, 2007	12	$11.67 to $11.67	$144	0.72%	0.45%	14.52	% to	14.52%
December 31, 2006	15	$10.19 to $10.19	$149	0.49%	0.45%	10.88	% to	10.88%
December 31, 2005	16	$9.19 to $ 9.19	$143	0.34%	0.45%	3.82	% to	3.82%
December 31, 2004	17	$8.85 to $ 8.85	$151	0.11%	0.45%	4.12	% to	4.12%

	Janus Aspen International Growth Portfolio - Institutional Shares

December 31, 2008	8	$13.14 to $13.14	$112	1.17%	0.45%	-52.34	% to	-52.34%
December 31, 2007	9	$27.57 to $27.57	$257	0.64%	0.45%	27.76	% to	27.76%
December 31, 2006	9	$21.58 to $21.58	$205	2.06%	0.45%	46.40	% to	46.40%
December 31, 2005	8	$14.74 to $14.74	$117	1.20%	0.45%	31.72	% to	31.72%
December 31, 2004	9	$11.19 to $11.19	$99	0.86%	0.45%	18.41	% to	18.41%

A71

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	Lazard Retirement U.S. Small Cap Equity Portfolio

December 31, 2008	5	$9.73 to $9.73	$44	0.00%	0.45%	-36.78	% to	-36.78%
December 31, 2007	4	$15.39 to $15.39	$62	0.00%	0.45%	-7.62	% to	-7.62%
December 31, 2006	4	$16.66 to $16.66	$59	0.00%	0.45%	15.61	% to	15.61%
December 31, 2005	3	$14.41 to $14.41	$43	0.00%	0.45%	3.54	% to	3.54%
December 31, 2004	4	$13.92 to $13.92	$49	0.00%	0.45%	14.38	% to	14.38%

	Janus Aspen Mid Cap Growth Portfolio - Institutional Shares

December 31, 2008	206	$7.75 to $7.75	$1,602	0.27%	0.45%	-44.00	% to	-44.00%
December 31, 2007	176	$13.84 to $13.84	$2,436	0.23%	0.45%	21.51	% to	21.51%
December 31, 2006	143	$11.39 to $11.39	$1,624	0.00%	0.45%	13.11	% to	13.11%
December 31, 2005	113	$10.07 to $10.07	$1,142	0.00%	0.45%	11.81	% to	11.81%
December 31, 2004	98	$9.01 to $9.01	$882	0.00%	0.45%	20.29	% to	20.29%

	AllianceBernstein Real Estate Investment Portfolio

December 31, 2008	11	$0.52 to $15.68	$24	2.20%	0.45%*	-36.00	% to	-35.80%
December 31, 2007	13	$0.81 to $24.50	$78	1.37%	0.45%	-19.00	% to	-14.93%
December 31, 2006	3	$28.80 to $28.80	$80	1.97%	0.45%	34.64	% to	34.64%
December 31, 2005	3	$21.39 to $21.39	$59	3.29%	0.45%	11.17	% to	11.17%
December 31, 2004	3	$19.24 to $19.24	$57	2.28%	0.45%	35.11	% to	35.11%

	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	DWS Government & Agency Securities VIP

December 31, 2008	11	$1.09 to $13.07	$20	4.76%	0.45%*	4.48	% to	4.81%
December 31, 2007	11	$1.04 to $12.51	$20	4.92%	0.45%	4.00	% to	5.48%
December 31, 2006	1	$11.86 to $11.86	$11	3.66%	0.45%	3.67	% to	3.67%
December 31, 2005	1	$11.44 to $11.44	$9	4.33%	0.45%	2.12	% to	2.12%
December 31, 2004	1	$11.20 to $11.20	$8	2.64%	0.45%	3.23	% to	3.23%
	* This expense ratio applies to the Group Variable Universal Life Subaccount only.

	Prudential Conservative Balanced Portfolio (became available January 1, 2004)

December 31, 2008	66	$10.04 to $10.04	$665	3.17%	0.45%	-21.75	% to	-21.75%
December 31, 2007	47	$12.83 to $12.83	$601	3.73%	0.45%	5.60	% to	5.60%
December 31, 2006	29	$12.15 to $12.15	$348	2.43%	0.45%	9.95	% to	9.95%
December 31, 2005	21	$11.05 to $11.05	$228	2.24%	0.45%	2.97	% to	2.97%
December 31, 2004	14	$10.73 to $10.73	$155	2.02%	0.45%	7.30	% to	7.30%

	DWS Bond VIP (became available March 26, 2007)

December 31, 2008	10	$0.85 to $0.85	$9	5.51%	0.00%	-16.67	% to	-16.67%
December 31, 2007	10	$1.02 to $1.02	$10	4.68%	0.00%	2.00	% to	2.00%

	AIM V.I. Core Equity Fund (became available March 26, 2007)

December 31, 2008	10	$0.74 to $0.74	$7	2.24%	0.00%	-29.52	% to	-29.52%
December 31, 2007	10	$1.05 to $1.05	$11	1.12%	0.00%	5.00	% to	5.00%

	Van Eck Worldwide Emerging Markets Fund (became available April 9, 2007)

December 31, 2008	10	$0.45 to $0.45	$4	0.00%	0.00%	-64.57	% to	-64.57%
December 31, 2007	10	$1.27 to $1.27	$13	0.00%	0.00%	27.00	% to	27.00%

	Fidelity VIP Equity-Income Portfolio - Service Class (became available April 30, 2007)

December 31, 2008	10	$0.55 to $0.55	$5	2.50%	0.00%	-42.71	% to	-42.71%
December 31, 2007	10	$0.96 to $0.96	$10	1.91%	0.00%	-4.00	% to	-4.00%

	UIF Core Plus Fixed Income Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.93 to $0.93	$9	4.71%	0.00%	-9.71	% to	-9.71%
December 31, 2007	10	$1.03 to $1.03	$10	4.04%	0.00%	3.00	% to	3.00%

	SP PIMCO High Yield Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.76 to $0.76	$8	8.28%	0.00%	-25.49	% to	-25.49%
December 31, 2007	10	$1.02 to $1.02	$10	5.46%	0.00%	2.00	% to	2.00%

A72

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	DWS Strategic Income VIP (became available March 26, 2007)

December 31, 2008	10	$0.96 to $0.96	$10	6.12%	0.00%	-7.69	% to	-7.69%
December 31, 2007	10	$1.04 to $1.04	$10	5.97%	0.00%	4.00	% to	4.00%

	PIMCO Long-Term U.S Portfolio (became available April 9, 2007)

December 31, 2008	10	$1.28 to $1.28	$13	3.72%	0.00%	17.43	% to	17.43%
December 31, 2007	10	$1.09 to $1.09	$11	3.63%	0.00%	9.00	% to	9.00%

	PIMCO Real Return Portfolio (became available April 9, 2007)

December 31, 2008	10	$1.01 to $1.01	$10	3.53%	0.00%	-7.34	% to	-7.34%
December 31, 2007	10	$1.09 to $1.09	$11	3.58%	0.00%	9.00	% to	9.00%

	DWS Global Thematic VIP (became available March 26, 2007)

December 31, 2008	10	$0.53 to $0.53	$5	1.52%	0.00%	-48.04	% to	-48.04%
December 31, 2007	10	$1.02 to $1.02	$10	0.60%	0.00%	2.00	% to	2.00%

	DWS Capital Growth VIP (became available March 26, 2007)

December 31, 2008	10	$0.74 to $0.74	$7	1.05%	0.00%	-32.73	% to	-32.73%
December 31, 2007	10	$1.10 to $1.10	$11	0.59%	0.00%	10.00	% to	10.00%

	PIMCO All Asset Portfolio (became available April 9, 2007)

December 31, 2008	10	$0.89 to $0.89	$9	6.15%	0.00%	-16.04	% to	-16.04%
December 31, 2007	10	$1.06 to $1.06	$11	6.96%	0.00%	6.00	% to	6.00%

	Franklin Templeton Mutual Discovery Securities Fund - Class 2 (became available March 26, 2007)

December 31, 2008	10	$0.77 to $0.77	$8	2.24%	0.00%	-28.04	% to	-28.04%
December 31, 2007	10	$1.07 to $1.07	$11	1.41%	0.00%	7.00	% to	7.00%

	PIMCO Global Bond Portfolio (became available April 9, 2007)

December 31, 2008	10	$1.08 to $1.08	$11	3.36%	0.00%	-0.92	% to	-0.92%
December 31, 2007	10	$1.09 to $1.09	$11	2.58%	0.00%	9.00	% to	9.00%

	UIF U.S. Mid Cap Value Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.60 to $0.60	$6	0.85%	0.00%	-40.59	% to	-40.59%
December 31, 2007	10	$1.01 to $1.01	$10	0.71%	0.00%	1.00	% to	1.00%

	PIMCO Total Return Portfolio (became available April 9, 2007)

December 31, 2008	10	$1.13 to $1.13	$11	4.47%	0.00%	4.63	% to	4.63%
December 31, 2007	10	$1.08 to $1.08	$11	3.71%	0.00%	8.00	% to	8.00%

	Fidelity VIP Investment Grade Bond Portfolio - Service Class (became available April 30, 2007)

December 31, 2008	10	$0.99 to $0.99	$10	4.03%	0.00%	-2.94	% to	-2.94%
December 31, 2007	10	$1.02 to $1.02	$10	0.09%	0.00%	2.00	% to	2.00%

	Fidelity VIP Overseas Portfolio - Service Class (became available April 30, 2007)

December 31, 2008	10	$0.60 to $0.60	$6	2.64%	0.00%	-43.93	% to	-43.93%
December 31, 2007	10	$1.07 to $1.07	$11	1.98%	0.00%	7.00	% to	7.00%

	AllianceBernstein VPS International Growth Portfolio (became available December 10, 2007)

December 31, 2008	10	$0.57 to $0.57	$8	0.00%	0.00%	-49.11	% to	-49.11%
December 31, 2007	10	$1.12 to $1.12	$11	0.00%	0.00%	-4.00	% to	-4.00%

	UIF Value Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.59 to $0.59	$6	3.40%	0.00%	-35.87	% to	-35.87%
December 31, 2007	10	$0.92 to $0.92	$9	2.08%	0.00%	-8.00	% to	-8.00%

	Alliance Bernstein VPS International Value Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.47 to $0.47	$5	1.16%	0.00%	-53.00	% to	-53.00%
December 31, 2007	10	$1.00 to $1.00	$10	1.27%	0.00%	0.00	% to	0.00%

A73

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	Fidelity VIP Freedom 2015 Portfolio (became available April 30, 2007)

December 31, 2008	10	$0.76 to $0.76	$8	2.74%	0.00%	-26.92	% to	-26.92%
December 31, 2007	10	$1.04 to $1.04	$10	2.65%	0.00%	4.00	% to	4.00%

	Prudential SP Strategic Partners Focused Growth Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.71 to $0.71	$7	0.00%	0.00%	-38.79	% to	-38.79%
December 31, 2007	10	$1.16 to $1.16	$12	0.00%	0.00%	16.00	% to	16.00%

	UIF Emerging Markets Equity Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.56 to $0.56	$6	0.00%	0.00%	-56.59	% to	-56.59%
December 31, 2007	10	$1.29 to $1.29	$13	0.46%	0.00%	29.00	% to	29.00%

	AIM V.I. International Growth Fund (became available March 26, 2007)

December 31, 2008	10	$0.66 to $0.66	$7	0.57%	0.00%	-40.54	% to	-40.54%
December 31, 2007	10	$1.11 to $1.11	$11	0.41%	0.00%	11.00	% to	11.00%

	Franklin Templeton Large Cap Value Securities Fund (became available March 26, 2007)

December 31, 2008	10	$0.64 to $0.64	$6	0.00%	0.00%	-35.35	% to	-35.35%
December 31, 2007	10	$0.99 to $0.99	$10	1.59%	0.00%	-1.00	% to	-1.00%

	Franklin Templeton Global Income Securities Fund - Class 2 (became available March 26, 2007)

December 31, 2008	10	$1.16 to $1.16	$12	3.63%	0.00%	6.42	% to	6.42%
December 31, 2007	10	$1.09 to $1.09	$11	2.76%	0.00%	9.00	% to	9.00%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.57 to $0.57	$6	9.65%	0.00%	-39.36	% to	-39.36%
December 31, 2007	10	$0.94 to $0.94	$9	0.00%	0.00%	-6.00	% to	-6.00%

	Neuberger Berman AMT Mid-Cap Growth Portfolio (became available April 9, 2007)

December 31, 2008	10	$0.64 to $0.64	$6	0.00%	0.00%	-43.36	% to	-43.36%
December 31, 2007	10	$1.13 to $1.13	$11	0.00%	0.00%	13.00	% to	13.00%

	Fidelity VIP Mid Cap Portfolio - Service Class (became available April 30, 2007)

December 31, 2008	10	$0.65 to $0.65	$7	0.37%	0.00%	-39.81	% to	-39.81%
December 31, 2007	10	$1.08 to $1.08	$11	0.39%	0.00%	8.00	% to	8.00%

	Franklin Templeton Strategic Income Securities Fund - Class 2 (became available March 26, 2007)

December 31, 2008	10	$0.92 to $0.92	$9	6.94%	0.00%	-11.54	% to	-11.54%
December 31, 2007	10	$1.04 to $1.04	$10	5.03%	0.00%	4.00	% to	4.00%

	Fidelity VIP Value Strategies Portfolio - Service Class (became available April 30, 2007)

December 31, 2008	10	$0.46 to $0.46	$5	0.72%	0.00%	-51.06	% to	-51.06%
December 31, 2007	10	$0.94 to $0.94	$9	0.46%	0.00%	-6.00	% to	-6.00%

	Prudential SP Balanced Asset Allocation Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.78 to $0.78	$8	2.45%	0.00%	-28.44	% to	-28.44%
December 31, 2007	10	$1.09 to $1.09	$11	2.99%	0.00%	9.00	% to	9.00%

	Prudential SP Conservative Asset Allocation Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.86 to $0.86	$9	3.11%	0.00%	-20.37	% to	-20.37%
December 31, 2007	10	$1.08 to $1.08	$11	3.02%	0.00%	8.00	% to	8.00%

	Prudential Diversified Conservative Growth Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.82 to $0.82	$8	3.88%	0.00%	-21.90	% to	-21.90%
December 31, 2007	10	$1.05 to $1.05	$10	3.39%	0.00%	5.00	% to	5.00%

	Fidelity VIP Money Market Portfolio (became available April 30, 2007)

December 31, 2008	10	$1.06 to $1.06	$11	2.70%	0.00%	2.91	% to	2.91%
December 31, 2007	10	$1.03 to $1.03	$10	3.79%	0.00%	3.00	% to	3.00%

A74

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	DWS Blue Chip VIP (became available March 26, 2007)

December 31, 2008	10	$0.62 to $0.62	$6	1.77%	0.00%	-38.61	% to	-38.61%
December 31, 2007	10	$1.01 to $1.01	$10	1.03%	0.00%	1.00	% to	1.00%

	Neuberger Berman AMT Socially Responsive Portfolio (became available April 9, 2007)

December 31, 2008	10	$0.63 to $0.63	$6	2.23%	0.00%	-40.00	% to	-40.00%
December 31, 2007	10	$1.05 to $1.05	$10	0.09%	0.00%	5.00	% to	5.00%

	Prudential SP Aggressive Growth Asset Allocation Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.63 to $0.63	$6	1.07%	0.00%	-42.20	% to	-42.20%
December 31, 2007	10	$1.09 to $1.09	$11	0.92%	0.00%	9.00	% to	9.00%

	Prudential SP Growth Asset Allocation Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.69 to $0.69	$7	1.70%	0.00%	-36.70	% to	-36.70%
December 31, 2007	10	$1.09 to $1.09	$11	1.47%	0.00%	9.00	% to	9.00%

	Fidelity VIP Freedom 2025 Portfolio (became available April 30, 2007)

December 31, 2008	10	$0.69 to $0.69	$7	2.49%	0.00%	-33.65	% to	-33.65%
December 31, 2007	10	$1.04 to $1.04	$10	2.21%	0.00%	4.00	% to	4.00%

	Fidelity VIP Contrafund Portfolio - Service Class (became available April 30, 2007)

December 31, 2008	10	$0.64 to $0.64	$6	0.92%	0.00%	-42.86	% to	-42.86%
December 31, 2007	10	$1.12 to $1.12	$11	0.93%	0.00%	12.00	% to	12.00%

	Prudential Natural Resources Portfolio (became available March 19, 2007)

December 31, 2008	10	$0.69 to $0.69	$7	0.78%	0.00%	-52.74	% to	-52.74%
December 31, 2007	10	$1.46 to $1.46	$15	0.60%	0.00%	46.00	% to	46.00%

	Van Eck Worldwide Hard Assets Fund (became available April 9, 2007)

December 31, 2008	10	$0.70 to $0.70	$7	0.29%	0.00%	-46.56	% to	-46.56%
December 31, 2007	10	$1.31 to $1.31	$13	0.00%	0.00%	31.00	% to	31.00%

	Van Eck Worldwide Real Estate Fund (became available April 9, 2007)

December 31, 2008	10	$0.42 to $0.42	$4	5.31%	0.00%	-54.84	% to	-54.84%
December 31, 2007	10	$0.93 to $0.93	$9	0.00%	0.00%	-7.00	% to	-7.00%

	Fidelity VIP Freedom 2020 Portfolio-Service Class (became available April 30, 2007)

December 31, 2008	10	$0.70 to $0.70	$7	2.53%	0.00%	-32.69	% to	-32.69%
December 31, 2007	10	$1.04 to $1.04	$10	2.32%	0.00%	4.00	% to	4.00%

	Fidelity VIP Index 500 Portfolio-Service Class (became available April 30, 2007)

December 31, 2008	10	$0.63 to $0.63	$6	2.15%	0.00%	-37.00	% to	-37.00%
December 31, 2007	10	$1.00 to $1.00	$10	2.09%	0.00%	0.00	% to	0.00%

	PIMCO Low Duration Portfolio (became available April 9, 2007)

December 31, 2008	10	$1.06 to $1.06	$11	4.08%	0.00%	0.00	% to	0.00%
December 31, 2007	10	$1.06 to $1.06	$11	3.64%	0.00%	6.00	% to	6.00%

	PIMCO Short-Term Portfolio (became available April 9, 2007)

December 31, 2008	10	$1.03 to $1.03	$10	3.65%	0.00%	0.00	% to	0.00%
December 31, 2007	10	$1.03 to $1.03	$10	3.62%	0.00%	3.00	% to	3.00%

	DWS Dreman High Return Equity VIP (became available March 26, 2007)

December 31, 2008	10	$0.53 to $0.53	$5	3.12%	0.00%	-45.92	% to	-45.92%
December 31, 2007	10	$0.98 to $0.98	$10	1.40%	0.00%	-2.00	% to	-2.00%

	DWS Small Cap Index VIP (became available March 26, 2007)

December 31, 2008	10	$0.63 to $0.63	$6	1.60%	0.00%	-33.68	% to	-33.68%
December 31, 2007	10	$0.95 to $0.95	$10	0.86%	0.00%	-5.00	% to	-5.00%

A75

Note 7:	Financial Highlights (Continued)

	At year ended			For year ended

	Units (000s)	Unit Value Lowest - Highest	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return*** Lowest - Highest

	Franklin Templeton Global Asset Allocation Fund-Class 2 (became available March 26, 2007)

December 31, 2008	10	$0.81 to $0.81	$8	10.55%	0.00%	-25.00	% to	-25.00%
December 31, 2007	10	$1.08 to $1.08	$11	17.12%	0.00%	8.00	% to	8.00%

	Royce Micro-Cap Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.55 to $0.55	$5	2.69%	0.00%	-43.30	% to	-43.30%
December 31, 2007	10	$0.97 to $0.97	$10	1.62%	0.00%	-3.00	% to	-3.00%

	Royce Small-Cap Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.66 to $0.66	$7	0.63%	0.00%	-27.47	% to	-27.47%
December 31, 2007	10	$0.91 to $0.91	$9	0.06%	0.00%	-9.00	% to	-9.00%

	AllianceBernstein VPS Small Cap Growth Portfolio (became available April 24, 2007)

December 31, 2008	10	$0.58 to $0.58	$6	0.00%	0.00%	-45.28	% to	-45.28%
December 31, 2007	10	$1.06 to $1.06	$11	0.00%	0.00%	6.00	% to	6.00%

	AIM V.I. Small Cap Equity Portfolio (became available May 1, 2007)

December 31, 2008	10	$0.70 to $0.70	$7	0.00%	0.00%	-31.37	% to	-31.37%
December 31, 2007	10	$1.02 to $1.02	$10	0.04%	0.00%	-0.57	% to	-0.57%

	Franklin Templeton Small Cap Value Securities Fund-Class 2 (became available March 26, 2007)

December 31, 2008	10	$0.62 to $0.62	$6	1.15%	0.00%	-33.33	% to	-33.33%
December 31, 2007	10	$0.93 to $0.93	$9	0.64%	0.00%	-7.00	% to	-7.00%

	Van Eck Worldwide Absolute Return Fund (became available April 9, 2007)

December 31, 2008	10	$0.86 to $0.86	$9	0.10%	0.00%	-13.13	% to	-13.13%
December 31, 2007	10	$0.99 to $0.99	$10	0.00%	0.00%	-1.00	% to	-1.00%

	Fidelity VIP Freedom 2030 Portfolio (became available April 30, 2007)

December 31, 2008	10	$0.65 to $0.65	$6	2.22%	0.00%	-38.10	% to	-38.10%
December 31, 2007	10	$1.05 to $1.05	$10	2.30%	0.00%	5.00	% to	5.00%

	DWS Technology VIP (became available March 26, 2007)

December 31, 2008	10	$0.61 to $0.61	$6	0.00%	0.00%	-46.02	% to	-46.02%
December 31, 2007	10	$1.13 to $1.13	$11	0.00%	0.00%	13.00	% to	13.00%

	AIM V.I. Utilities Fund (became available March 26, 2007)

December 31, 2008	10	$0.75 to $0.75	$7	2.87%	0.00%	-32.43	% to	-32.43%
December 31, 2007	10	$1.11 to $1.11	$11	1.91%	0.00%	11.00	% to	11.00%

	Fidelity VIP Value Leaders Portfolio (became available April 30, 2007)

December 31, 2008	10	$0.54 to $0.54	$5	1.51%	0.00%	-44.90	% to	-44.90%
December 31, 2007	10	$0.98 to $0.98	$10	1.43%	0.00%	-2.00	% to	-2.00%

A76

Note 7:	Financial Highlights (Continued)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2008, 2007, 2006, 2005 and 2004 or from the effective date of the sub-account through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

Charges and Expenses

The Account supports two types of Group Contracts: (1) group variable universal life contracts issued to employer or other groups such as membership associations that sponsor a group variable universal life insurance program (each, a "GVUL Contract"), and (2) group flexible premium variable universal life contracts issued to employers or trusts established by employers to insure employees (each, a "COLI Contract"). The COLI Contract Holders certify that the insurance proceeds will be used only to finance the cost of employee benefits which may include non qualified executive deferred compensation or salary continuation plans, retiree medical benefits or other purposes related to informal funding for employee benefits.

The GVUL Contract charges are as follows:

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Transaction Related Charges

There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

Surrenders and partial withdrawals - Not to exceed the lesser of $20 or 2% of the amount received.

Loans - Not to exceed $20 for each loan made.

Transfers - Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

A77

Note 7:	Financial Highlights (Continued)

Deferred Sales Charges - The charge is assessed on a full surrender and is the lesser of $20 or 2% of the amount withdrawn.

Additional statement requests related to a participant's insurance - Not to exceed $20 per statement.

C. Cost of Insurance and Other Related Charges

Participant's contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and (3) sales charges, a maximum of 3.5% of each premium payment, are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable. These charges are assessed through the redemption of units.

The charges for the COLI Contracts are as follows:

Capitalized terms used here are as defined in the prospectus.

A. Transaction Fees

Premium Load - This charge is deducted to compensate Prudential for the costs of selling the COLI Contract, including an amount to cover the cost of any federal, state or local income, premium, excise, business tax or any other type of charge, or component thereof, measured by or based upon the amount of premium Prudential receives; commissions; advertising and the printing and distribution of prospectuses and sales literature. The Premium Load is deducted from each premium contribution. For the first four Coverage Years of each Basic Insurance Coverage Segment, Prudential may charge up to 8.50% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years five through nine, Prudential may charge up to 3.75% of premiums received each Coverage Year up to the Target Premium and 2.00% of Excess Premium. In Coverage Years ten and later, Prudential may charge up to 3.75% of any premiums received. The Target Premium is a factor per $1,000 of Basic Insurance, based on issue age and sex. Any premium received by Prudential in excess of the Target Premium in the same Coverage Year will be treated as Excess Premium. The total Premium Load equals the Premium Load on the Target Premium plus the Premium Load on Excess Premium, if any.

Surrenders and partial withdrawals - No charge.

Transfers - Currently, there is no charge for transfers. Prudential may impose a transfer charge in the future of up to $25 per transfer.

B. Monthly Charges

Cost of Insurance - Prudential will deduct a charge for the cost of the insurance on a Covered Person under the COLI Contract. The current cost of insurance charge varies based on the individual characteristics of the Covered Person, including such characteristics as: age, sex, Underwriting Class, Extra Rating Class, if any, Smoking Status, and years from Coverage Effective Date. The actual cost of insurance rates will be set by Prudential based on its expectations as to future experience in mortality and total expenses and may be adjusted periodically, subject to the maximum rates specified in the COLI Contract. Any change in the cost of insurance rates will apply to all persons of the same age, rate class and group.

A78

Note 7:	Financial Highlights (Continued)

Mortality Risk and Expense Risk Charges - The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.24% of assets in the Variable Investment Options in Coverage Years one through ten and 0.18% of assets in Variable Investment Options thereafter. This charge is guaranteed not to exceed an effective annual rate of 0.48%. This charge is intended to compensate Prudential for assuming mortality and expense risks under the COLI Contract. The mortality risk Prudential assumes is that Covered Persons may live for shorter periods of time than Prudential estimated when mortality charges were determined. The expense risk Prudential assumes is that expenses incurred in issuing and administering the COLI Contract will be greater than Prudential estimated in fixing Prudential's administrative charges. The mortality risk and expense risk charge is not a daily charge deducted from the Account. Instead, like the COI and the Administrative Charge, it is deducted on an individual basis from each Coverage Fund, and results in a reduction in the dollar amount of the Coverage Fund on that particular date.

Administrative Charge - This charge is intended to compensate Prudential for processing claims, keeping records, communicating with COLI contract holders and similar activities. Prudential deducts a monthly administrative charge of up to $10 per Covered Person, proportionately from the dollar amounts held in each of the chosen Variable Investment Options and the Fixed Interest Rate Option.

Administrative Charge for Increases to Basic Insurance - Currently, there is no administrative processing charge being made in connection with an increase in Basic Insurance. However, Prudential may assess such a charge of up to $25 per request for an increase in Basic Insurance.

Net Interest on Loans - 1% annually. The Net Interest on Loans reflects the net difference between a standard loan with an effective annual interest charge of 5% and an effective annual interest credit equal to 4%. Preferred loans are currently charged a lower effective annual interest rate.

A79

Note 8:	Other

Participant net payments - represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans, net of repayments and interest - represent amounts borrowed by contractholders using the policy as the security for the loan and payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits - are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options - are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

A80

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of The Group Variable Universal Life Subaccounts of
The Prudential Variable Contract Account GI-2
and the Board of Directors of
The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Variable Contract Account GI-2 at December 31, 2008, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 16, 2009

A81

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2008 and 2007 (in millions)

	2008	2007
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2008—$107,067; 2007—$114,807)	$97,256	$116,608
Trading account assets supporting insurance liabilities, at fair value	12,717	13,273
Other trading account assets, at fair value	4,623	2,664
Equity securities, available for sale, at fair value (cost: 2008—$4,378; 2007—$5,019)	3,630	5,597
Commercial mortgage and other loans	27,717	24,972
Policy loans	7,779	7,831
Other long-term investments	3,513	3,149
Short-term investments and other	3,659	3,454

Total investments	160,894	177,548

Cash and cash equivalents	8,123	4,870
Accrued investment income	1,620	1,638
Deferred policy acquisition costs	8,538	6,687
Deferred income taxes, net	1,864	—
Other assets	17,289	15,549
Due from parent and affiliates	5,568	4,355
Separate account assets	122,735	153,871

TOTAL ASSETS	$326,631	$364,518

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$76,863	$75,010
Policyholders’ account balances	71,199	68,358
Policyholders’ dividends	1,132	3,086
Securities sold under agreements to repurchase	7,501	10,901
Cash collateral for loaned securities	3,429	6,063
Income taxes	320	2,171
Short-term debt	5,655	8,452
Long-term debt	8,687	5,570
Other liabilities	11,765	10,447
Due to parent and affiliates	6,300	2,519
Separate account liabilities	122,735	153,871

Total liabilities	315,586	346,448

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 21)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2008 and 2007)	2	2
Additional paid-in capital	17,819	15,914
Accumulated other comprehensive income (loss)	(6,590)	174
Retained earnings (deficit)	(186)	1,980

Total stockholder’s equity	11,045	18,070

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$326,631	$364,518

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2008, 2007 and 2006 (in millions)

	2008	2007	2006
REVENUES
Premiums	$9,473	$8,873	$8,480
Policy charges and fee income	2,180	2,139	1,800
Net investment income	9,250	9,825	9,409
Realized investment gains (losses), net	(1,480)	453	276
Other income	(113)	1,425	1,195

Total revenues	19,310	22,715	21,160

BENEFITS AND EXPENSES
Policyholders’ benefits	11,573	10,445	10,020
Interest credited to policyholders’ account balances	2,203	3,025	2,638
Dividends to policyholders	2,151	2,754	2,538
General and administrative expenses	4,177	4,262	3,706

Total benefits and expenses	20,104	20,486	18,902

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	(794)	2,229	2,258

Income taxes:
Current	(284)	436	151
Deferred	(53)	142	388

Total income tax expense (benefit)	(337)	578	539

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	(457)	1,651	1,719

Equity in earnings of operating joint ventures, net of taxes	(218)	224	177
INCOME (LOSS) FROM CONTINUING OPERATIONS	(675)	1,875	1,896

Income from discontinued operations, net of taxes	5	64	75

NET INCOME (LOSS)	$(670)	$1,939	$1,971

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2008, 2007 and 2006 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2005	$2	$15,498	$2,485	$572	$18,557
Dividend to parent	—	—	(2,469)	—	(2,469)
Capital contribution from parent	—	211	—	—	211
Long-term stock-based compensation program	—	61	—	—	61
Impact of adoption of Statement of Financial Accounting Standards (“SFAS”) No. 158, net of tax	—	—	—	(547)	(547)
Comprehensive income:
Net income	—	—	1,971	—	1,971
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	29	29
Change in net unrealized investment gains (losses)	—	—	—	(186)	(186)
Additional pension liability adjustment	—	—	—	50	50
Other comprehensive loss					(107)
Total comprehensive income					1,864
Balance, December 31, 2006	2	15,770	1,987	(82)	17,677
Dividend to parent	—	—	(1,887)	—	(1,887)
Capital contribution from parent	—	34	—	—	34
Purchase of fixed maturities from an affiliate		3	—	(3)	—
Recapture of affiliated reinsurance agreement	—	18	—	—	18
Long-term stock-based compensation program	—	89	—	—	89
Cumulative effect of changes in accounting principles, net of tax	—	—	(59)	—	(59)
Comprehensive income:
Net income	—	—	1,939	—	1,939
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	8	8
Change in net unrealized investment gains (losses)	—	—	—	(270)	(270)
Change in pension and postretirement unrecognized net periodic benefit	—	—	—	521	521
Other comprehensive income	—	—	—	—	259
Total comprehensive income	—	—	—	—	2,198
Balance, December 31, 2007	2	15,914	1,980	174	18,070
Dividend to parent	—	—	(1,523)	—	(1,523)
Capital contribution from parent	—	785	—	—	785
Deferred tax asset contributed to parent	—	(9)	—	—	(9)
Assets purchased/transferred from affiliates	—	81	—	(145)	(64)
Long-term stock-based compensation program	—	7	—	—	7
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax	—	1,041	—	—	1,041
Cumulative effect of changes in accounting principles, net of taxes	—	—	27	—	27
Comprehensive loss:
Net loss	—	—	(670)	—	(670)
Other comprehensive loss, net of tax:
Change in foreign currency translation adjustments	—	—	—	(24)	(24)
Change in net unrealized investment gains (losses)	—	—	—	(5,888)	(5,888)
Pension and postretirement unrecognized net periodic benefit cost	—	—	—	(707)	(707)
Other comprehensive loss	—	—	—	—	(6,619)
Total comprehensive loss	—	—	—	—	(7,289)
Balance, December 31, 2008	$2	$17,819	$(186)	$(6,590)	$11,045

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2008, 2007 and 2006 (in millions)

	2008	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(670)	$1,939	$1,971
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	1,480	(453)	(276)
Policy charges and fee income	(761)	(662)	(473)
Interest credited to policyholders’ account balances	2,203	3,025	2,638
Depreciation and amortization	620	53	71
Losses on trading account assets supporting insurance liabilities, net	1,364	—	—
Change in:
Deferred policy acquisition costs	(259)	(537)	(636)
Future policy benefits and other insurance liabilities	2,430	1,063	962
Trading account assets supporting insurance liabilities and other trading account assets	(2,837)	(653)	(361)
Income taxes	(779)	34	916
Due to/from parent and affiliates	3,135	(1,519)	1,808
Other, net	74	1,332	(481)
Cash flows from operating activities	6,000	3,622	6,139

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	60,931	81,816	83,667
Equity securities, available for sale	2,500	3,303	3,001
Trading account assets supporting insurance liabilities and other trading account assets	26,391	—	—
Commercial mortgage and other loans	2,594	4,371	3,714
Policy loans	1,345	778	748
Other long-term investments	1,134	582	978
Short-term investments	17,949	12,970	6,882
Payments for the purchase/origination of:
Fixed maturities, available for sale	(55,223)	(79,976)	(88,521)
Equity securities, available for sale	(2,594)	(3,298)	(3,051)
Trading account assets supporting insurance liabilities and other trading account assets	(27,176)	—	—
Commercial mortgage and other loans	(4,770)	(6,848)	(5,134)
Policy loans	(968)	(701)	(815)
Other long-term investments	(904)	(1,137)	(920)
Short-term investments	(17,854)	(12,179)	(7,682)
Acquisitions, net of cash acquired.	(147)	(100)	724
Due to/from parent and affiliates	(344)	(610)	(334)
Other, net	(414)	(151)	(94)
Cash flows from (used in) investing activities	2,450	(1,180)	(6,837)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	20,187	17,871	20,323
Policyholders’ account withdrawals	(18,956)	(17,824)	(19,741)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(5,944)	(1,786)	575
Net change in financing arrangements (maturities of 90 days or less)	(3,410)	(745)	436
Proceeds from the issuance of debt (maturities longer than 90 days)	7,534	3,463	3,851
Repayments of debt (maturities longer than 90 days)	(3,636)	(2,429)	(2,122)
Excess tax benefits from share-based payment arrangements	9	40	39
Capital contribution from parent	594	—	143
Dividend to parent	(1,523)	(1,870)	(2,488)
Other, net	(52)	(18)	—
Cash flows from (used in) financing activities	(5,197)	(3,298)	1,016

Effect of foreign exchange rate changes on cash balances	—	(6)	2

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,253	(862)	320
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,870	5,732	5,412

CASH AND CASH EQUIVALENTS, END OF YEAR	$8,123	$4,870	$5,732

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$379	$57	$(487)

Interest paid	$631	$974	$796

NON-CASH TRANSACTIONS DURING THE YEAR
Impact on Company’s investment in Wachovia Securities due to addition of AG Edwards business, net of tax	$1,041	$—	$—

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.	BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block (see Note 11); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading. The Company also holds an equity method investment in the retail securities brokerage joint venture Wachovia Securities Financial Holdings, LLC (“Wachovia Securities”).

Current Market Conditions

Some of the Company’s operations have been materially adversely affected by the adverse conditions in the global financial markets and economic conditions generally. The Company’s results of operations and financial condition may be further adversely affected, possibly materially, if these conditions persist and deteriorate. These economic conditions include, but are not limited to:

•

A period of extreme volatility and limited market liquidity, particularly in the global fixed-income markets, which has lead to decreased liquidity, increased price volatility, credit downgrade events, depressed valuations and increased probability of default;

•

Markets in the United States and elsewhere have experienced extreme and unprecedented volatility and disruption which has adversely impacted Prudential Financial’s and the Company’s liquidity, access to capital and cost of capital. A continuation or further deterioration in these conditions may further impact Prudential Financial’s and the Company’s liquidity, access to capital or cost of capital;

•

Current market conditions have impacted the Company’s businesses and profitability and a continuation or further deterioration of these conditions would further affect the Company businesses and profitability. These impacts may include:

o	Profitability of many of the Company’s insurance products which are dependent in part on the value of the separate accounts supporting these products;
o

Guaranteed minimum benefits contained in many of the Company’s variable annuity products may be higher than the current account value or pricing assumptions would support requiring further material increases to reserves for such products and may cause customers to retain contracts in force in order to benefit from the guarantees, thereby increasing the cost to the Company;

o

The Company impaired value of business acquired (“VOBA”) of $234 million during 2008, reflective of market conditions. Market conditions also impacted the amortization of deferred policy acquisition costs, or DAC. Continued or further market deterioration could result in additional acceleration of amortization of DAC or VOBA, as well as an impairment of goodwill.

o

Prudential Financial, Prudential Insurance and Prudential Funding, the commercial paper subsidiary of Prudential Insurance, have experienced downgrades in their insurance claims-paying rating and credit ratings issued by rating agencies, including most recently a downgrade of Prudential Insurance’s insurance claims-paying ratings to “A2” from “Aa3,” by Moody’s on March 18, 2009. Prudential Financial, Prudential Insurance or Prudential Funding may experience further ratings downgrades. Credit and claims-paying ratings are important factors in Prudential Financial’s, Prudential Insurance’s or Prudential Funding’s ability to issue debt and the cost of such financing,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

potential collateral posting requirements, ability to market products and may impact the level of surrender activity on products Prudential Insurance has issued.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Contribution of Prudential Securities Group, LLC

During the fourth quarter of 2008, Prudential Financial contributed Prudential Securities Group, LLC to the Company. Prudential Securities Group, LLC holds the investment in the Wachovia Securities joint venture as well as wholly owned subsidiaries, principally global commodities sales and trading operations. These financial statements have been restated to reflect this contribution retrospectively for all periods presented. The following tables provide the impact on Net Income and Total Stockholders’ Equity of this contribution.

	Year Ended December 31,
	2007	2006
	(in millions)
Net Income:
As originally reported	$1,657	$1,797
Restated to reflect contribution	$1,939	$1,971

	Year Ended December 31,
	2007	2006	2005
	(in millions)
Total Stockholders’ Equity:
As originally reported	$17,165	$16,520	$17,699
Restated to reflect contribution	$18,070	$17,677	$18,557

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; measurement of goodwill and any related impairment; valuation of business acquired and its amortization; valuation of

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Notes to Consolidated Financial Statements

investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; future policy benefits including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 19 for additional information regarding fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company either in its capacity as a broker-dealer or for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities available for sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balances, net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses provides for the risk of credit losses inherent in the lending process and includes a loan specific reserve for each non-performing loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value

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Notes to Consolidated Financial Statements

of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectibility of the principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectibility. When a loan is deemed non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized by cash, U.S. government and government agency securities. Securities loaned are collateralized principally by cash and U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, which is generally received on a one quarter lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and other loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest rate related, including general credit spread widening); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts its best estimate of the prospective future cash flows of the security to determine if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security’s fair value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment based upon reasonably estimable cash flow is greater than the carrying value of the investment after the impairment.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses. In each reporting period, capitalized DAC is amortized to “General and administrative expense,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, surrender charges and the performance of hedging programs based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts and group corporate- and trust-owned life insurance contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 10 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets accrue to the policyholders and are not included in the Company’s results of operations.

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Notes to Consolidated Financial Statements

Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, certain restricted assets, broker-dealer related receivables, trade receivables, goodwill, valuation of business acquired, reinsurance recoverables and the Company’s investments in operating joint ventures, which include the Company’s investment in Wachovia Securities and its indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”). Other liabilities consist primarily of employee benefit liabilities, broker-dealer related payables, trade payables and reinsurance payables.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA is determined by estimating the net present value of future cash flows from contracts in force in the acquired business at the date of acquisition. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its acquired deferred annuity, defined contribution and defined benefit businesses. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and living benefit provisions, including the performance of hedging programs. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the

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Notes to Consolidated Financial Statements

aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to a reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

See Note 8 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 10 for additional information regarding sales inducements.

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 12 for additional information about the Company’s reinsurance arrangements.

Investments in operating joint ventures, including the Company's investment in Wachovia Securities, are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. The carrying value of the Company's ownership interest in Wachovia Securities includes the carrying value of the Company's "lookback" option, which is discussed further in Note 6. This option is treated as a financial instrument that is neither a derivative instrument nor a security, and is therefore recorded at cost and is subject to review for impairment at the end of each reporting period. See Note 6 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 9 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 10, and certain unearned revenues.

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Notes to Consolidated Financial Statements

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 9 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 11.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 10. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 10.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company

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Notes to Consolidated Financial Statements

for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Other Income

Other income includes asset management fees, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, and realized and unrealized gains and losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets.”

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior, used in valuation models.

Derivatives are used in a non-dealer capacity in insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of a diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 20, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows.

Derivatives are also used in a derivative dealer or broker capacity in the Company’s securities operations to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities and similarly in a dealer or broker capacity through the operation of certain hedge portfolios. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

“Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Consolidated Statements of Financial Position, except for embedded derivatives which are recorded in the Consolidated Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed pursuant to Financial Accounting Standards Board (“FASB”) Interpretation (“FIN”) No. 39 and FASB Staff Position (“FSP”) No. 39-1.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets,” at fair value.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company and its eligible domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

In January 2009, the FASB issued FSP EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.” This FSP revises other-than-temporary-impairment guidance for beneficial interests in securitized financial assets that are within the scope of Issue 99-20. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.” This FSP requires enhanced disclosures about transfers of financial assets and interests in variable interest entities. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. Since this FSP requires only additional disclosures concerning transfers of financial assets and interests in variable interest entities, adoption of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

the FSP did not affect the Company’s consolidated financial position or results of operations. The disclosures required by this FSP are provided in Note 5.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active.” This FSP clarifies the application of SFAS No. 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS No. 157. The FSP is effective upon issuance, including prior periods for which financial statements have not been issued. Accordingly, the Company adopted this guidance effective September 30, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees” an amendment of FASB Statement No. 133 and FASB Interpretation No. 45. This FSP requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative’s fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This FSP also requires the above disclosures for hybrid instruments that contain embedded derivatives and amends paragraph 13 of FIN 45 to require disclosure of the current status of the guarantee’s performance risk. This FSP is effective for interim and annual reporting periods ending after December 15, 2008. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this FSP are provided in Note 20.

In September 2008, the FASB EITF reached consensus on EITF Issue No. 08-5, “Issuer’s Accounting for Liabilities Measured at Fair Value with a Third-Party Credit Enhancement.” The consensus concluded that (a) the issuer of a liability (including debt) with a third-party credit enhancement that is inseparable from the liability, shall not include the effect of the credit enhancement in the fair value measurement of the liability; (b) the issuer shall disclose the existence of any third-party credit enhancement on such liabilities, and (c) in the period of adoption the issuer shall disclose the valuation techniques used to measure the fair value of such liabilities and disclose any changes from valuation techniques used in prior periods. This guidance is effective for the Company on a prospective basis on January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In April 2008, the FASB issued FSP FAS 142-3, “Determination of the Useful Life of Intangible Assets.” This FSP amends the list of factors an entity should consider in developing renewal or extension assumptions used to determine the useful life of recognized intangible assets under SFAS No. 142. The new guidance applies to (1) intangible assets that are acquired individually or with a group of other assets and (2) intangible assets acquired in both business combinations and asset acquisitions. This FSP is effective for fiscal years and interim periods beginning after December 15, 2008, with the guidance for determining the useful life of a recognized intangible asset being applied prospectively to intangible assets acquired after the effective date and the disclosure requirements being applied prospectively to all intangible assets recognized as of, and after, the effective date. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” an amendment of SFAS No. 133. This statement amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In February 2008, the FASB issued FSP FAS 140-3, “Accounting for Transfers of Financial Assets and Repurchase Financing Transactions.” The FSP provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The FSP is effective for fiscal years beginning after

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

November 15, 2008. The FSP is to be applied prospectively to new transactions entered into after the adoption date. The Company will adopt this guidance effective January 1, 2009. The Company is currently assessing the impact of this FSP on the Company’s consolidated financial position and results of operations.

In February 2008, the FASB issued FSP FAS 157-2, “Effective Date of FASB Statement No. 157.” This FSP applies to nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). FSP FAS 157-2 delays the effective date of SFAS No. 157 for these items to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company will adopt this guidance effective January 1, 2009. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations.

In January 2008, the FASB issued Statement No. 133 Implementation Issue No. E23, “Hedging—General: Issues Involving the Application of the Shortcut Method under Paragraph 68.” Implementation Issue No. E23 amends Statement No. 133, paragraph 68 with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This implementation guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141R, “Business Combinations.” This statement, which addresses the accounting for business acquisitions, is effective for fiscal years beginning on or after December 15, 2008, with early adoption prohibited, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new standard requires that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquired operations be expensed as incurred. This new standard also addresses the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, requires the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations, but may have an effect on the accounting for future business combinations.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.” SFAS No. 160 will change the accounting for minority interests, which will be recharacterized as noncontrolling interests and classified by the parent company as a component of equity. The Company will adopt this guidance effective January 1, 2009. Upon adoption, SFAS No. 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests and prospective adoption for all other requirements. The Company’s adoption of this guidance is not expected to have a material effect on the Company’s consolidated financial position or results of operations, but will affect financial statement presentation and disclosure.

In April 2007, the FASB issued FSP FIN 39-1, “Amendment of FASB Interpretation No. 39.” FSP FIN 39-1 modifies FIN No. 39, “Offsetting of Amounts Related to Certain Contracts,” and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This FSP is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement does not change which assets and liabilities are required to be recorded at fair value, but the application of this statement could change practices

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 19 for more information on SFAS No. 157.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” an amendment of FASB Statements No. 87, 88, 106 and 132(R). This statement requires an employer on a prospective basis to recognize the overfunded or underfunded status of its defined benefit pension and postretirement plans as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through other comprehensive income. The Company adopted this requirement, along with the required disclosures, on December 31, 2006. SFAS No. 158 also requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. This requirement is effective for fiscal years ending after December 15, 2008. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to retained earnings of $27 million.

In July 2006, the FASB issued FSP SFAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction,” an amendment of FASB Statement No. 13. FSP SFAS 13-2 indicates that a change or projected change in the timing of cash flows relating to income taxes generated by a leveraged lease would require a recalculation of cumulative and prospective income recognition associated with the transaction. FSP SFAS 13-2 is effective for fiscal years beginning after December 15, 2006. The Company adopted FSP SFAS 13-2 on January 1, 2007 and the adoption resulted in a net after-tax reduction to retained earnings of $84 million, as of January 1, 2007.

In June 2006, the FASB issued FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. See Note 16 for details regarding the adoption of this pronouncement on January 1, 2007.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments.” This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus previous to the adoption of this standard has not had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $10 million.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

3.    DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2008	2007	2006
	(in millions)
Real estate investments sold or held for sale (1)	$2	$40	$97
Equity sales, trading and research operations	—	—	6
Canadian IWP and IH operations (2)	—	—	(10)
International securities operations	(1)	8	(8)
Healthcare operations (3)	2	14	29
Other	—	—	(4)
Income from discontinued operations before income taxes	3	62	110
Income tax expense (benefit)	(2)	(2)	35
Income from discontinued operations, net of taxes	$5	$64	$75

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $45 million and $8 million, respectively, at December 31, 2008, and $234 million and $57 million, respectively, at December 31, 2007.

(1)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.

(2)

In the third quarter of 2006, the Company entered into a reinsurance transaction related to its Canadian Intermediate Weekly Premium (“IWP”) and Individual Health (“IH”) operations, which resulted in these operations being accounted for as discontinued operations.

(3)

The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2008, 2007 and 2006. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular annual period.

4.	ACQUISITIONS

Acquisition of a portion of Union Bank of California’s Retirement Business

On December 31, 2007, the Company acquired a portion of the Union Bank of California, N.A’s retirement business for $100 million of cash consideration. In recording the transaction, the entire purchase price was allocated to other intangibles, which are reflected in “Other assets.”

Acquisition of The Allstate Corporation’s Variable Annuity Business

On June 1, 2006 (the “date of acquisition”), the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction for $635 million of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Consolidated Financial Statements as of the date of acquisition. The Company’s results of operations include the results of the acquired variable annuity business beginning from the date of acquisition. The assets acquired included primarily cash of $1.4 billion that was subsequently used to purchase investments; VOBA of $648 million that represents the present value of future profits embedded in the acquired contracts; and $97 million of goodwill. The liabilities assumed included primarily a liability for variable annuity contractholders’ account balances of $1.5 billion associated with the coinsurance agreement. The assets acquired and liabilities assumed also included a reinsurance receivable from Allstate and a reinsurance payable to Allstate, each in the amount of $14.8 billion. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

receivable in the Company’s Consolidated Statement of Financial Position. Pro forma information for this acquisition is omitted as the impact is not material.

See Note 8 for information regarding VOBA impairments recorded during 2008.

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company acquired the retirement business of CIGNA for cash consideration of $2.1 billion. Concurrent with the acquisition, the Company entered into reinsurance arrangements with CIGNA to effect the transfer of the business included in the transaction.

The Company has assumed the liabilities and received the related assets associated with the coinsurance-with-assumption arrangement related to the acquired general account defined contribution and defined benefit plan contracts and the modified-coinsurance-with-assumption arrangement related to the majority of the acquired separate account contracts. The Company has substantially completed the process of requesting customers to agree to substitute CIGNA with a wholly owned subsidiary of the Company in these contracts.

CIGNA retained the assets and liabilities associated with the modified-coinsurance-without-assumption arrangement related to the remaining acquired separate account contracts, but has ceded the net profits or losses and the associated net cash flows to the Company for the remaining lives of the contracts. The reinsurance recoverable and reinsurance payable associated with this arrangement are discussed in more detail in Note 12.

In addition, as an element of the acquisition, the Company had the right, beginning two years after the acquisition, to commute the modified-coinsurance-with-assumption arrangement related to the acquired defined benefit guaranteed-cost contracts in exchange for cash consideration from CIGNA. Effective April 1, 2006, the Company reached an agreement with CIGNA to convert the modified-coinsurance-with-assumption arrangement to an indemnity coinsurance arrangement, effectively retaining the economics of the defined benefit guaranteed-cost contracts for the life of the block of business. Upon conversion, the Company extinguished its reinsurance recoverable and reinsurance payable with CIGNA related to the modified-coinsurance-with-assumption arrangement. Concurrently, the Company assumed $1.7 billion of liabilities from CIGNA under the indemnity coinsurance arrangement and received the related assets.

5.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2008
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,470	$1,329	$2	$6,797
Obligations of U.S. states and their political subdivisions	803	26	12	817
Foreign government bonds	1,812	351	61	2,102
Corporate securities	66,941	1,285	7,295	60,931
Asset-backed securities (1)	14,172	99	3,885	10,386
Commercial mortgage-backed securities	10,206	4	1,835	8,375
Residential mortgage-backed securities (2)	7,663	315	130	7,848

Total fixed maturities, available for sale	$107,067	$3,409	$13,220	$97,256

Equity securities, available for sale	$4,378	$239	$987	$3,630

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

	2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,428	$667	$2	$6,093
Obligations of U.S. states and their political subdivisions	750	55	1	804
Foreign government bonds	1,848	321	4	2,165
Corporate securities	68,464	2,584	1,042	70,006
Asset-backed securities	18,667	62	1,082	17,647
Commercial mortgage-backed securities	9,972	142	30	10,084
Residential mortgage-backed securities	9,678	151	20	9,809

Total fixed maturities, available for sale	$114,807	$3,982	$2,181	$116,608

Equity securities, available for sale	$5,019	$826	$248	$5,597

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2008, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$4,279	$4,241
Due after one year through five years	21,755	20,292
Due after five years through ten years	23,107	20,893
Due after ten years	25,885	25,221
Asset-backed securities	14,172	10,386
Commercial mortgage-backed securities	10,206	8,375
Residential mortgage-backed securities	7,663	7,848

Total	$107,067	$97,256

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2008	2007	2006
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$50,208	$72,029	$73,457
Proceeds from maturities/repayments	9,753	8,746	10,162
Gross investment gains from sales, prepayments and maturities	715	715	701
Gross investment losses from sales and maturities	(524)	(428)	(659)

Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(2,060)	$(149)	$(52)
Writedowns for impairments of equity securities	(717)	(35)	(25)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2008		2007
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents	$1,232	$1,232	$554	$554

Fixed maturities:
U.S. government authorities and agencies and obligations of U.S. states	34	35	23	23
Foreign government bonds	8	8	23	23
Corporate securities	8,803	7,963	7,526	7,490
Asset-backed securities	915	635	1,266	1,207
Commercial mortgage-backed securities	2,335	2,092	2,625	2,644
Residential mortgage-backed securities	708	684	1,148	1,136
Total fixed maturities	12,803	11,417	12,611	12,523

Equity securities	163	68	227	196
		,
Total trading account assets supporting insurance liabilities	$14,198	$12,717	$13,392	$13,273

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $(1,362) million, $139 million and $58 million during the years ended December 31, 2008, 2007 and 2006 respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2008		2007
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial mortgage loans by property type
Office buildings	$5,593	20.2%	$5,144	20.5
Retail stores	5,102	18.5%	3,787	15.1
Apartment complexes	5,065	18.3%	4,869	19.5
Industrial buildings	6,255	22.6%	5,952	23.8
Agricultural properties	1,967	7.1%	2,136	8.5
Hospitality	1,528	5.5%	1,615	6.5
Other	2,143	7.8%	1,537	6.1

Total commercial mortgage loans	27,653	100.0%	25,040	100.0

Valuation allowance	(168)		(84)

Total net commercial mortgage loans	27,485		24,956

Other loans
Uncollateralized loans	220		----
Collateralized by residential properties	12		16
Other collateralized loans	----		----

Total other loans	232		16

Valuation allowance	----		----

Total net other loans	232		16

Total commercial mortgage and other loans	$27,717		$24,972

The commercial mortgage and other loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (24%) and New York (9%) at December 31, 2008.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2008	2007	2006
	(in millions)
Allowance for losses, beginning of year	$84	$97	$94
Addition to/(Release of) allowance for losses	84	(13)	5
Charge-offs, net of recoveries	----	----	(2)

Allowance for losses, end of year	$168	$84	$97
	—

Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2008	2007
	(in millions)
Non-performing commercial mortgage and other loans with allowance for losses	$17	$	----
Non-performing commercial mortgage and other loans with no allowance for losses	364		19
Allowance for losses, end of year	(6)		----

Net carrying value of non-performing commercial mortgage and other loans	$375		$19

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $208 million, $17 million and $19 million for 2008, 2007 and 2006, respectively. Net investment income recognized on these loans totaled $23 million, $1 million and $3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2008	2007
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$664	$642
Non real estate related	1,899	1,755
Total joint ventures and limited partnerships	2,563	2,397

Other	950	752

Total other long-term investments	$3,513	$3,149

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investment in operating joint ventures that are discussed in more detail in Note 6. The amounts in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

		At December 31,
		2008	2007
		(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate		$3,083	$4,551
Investments in securities		14,447	11,409
Cash and cash equivalents		569	576
Receivables		8,474	8,216
Property and equipment		136	107
Other assets(1)		2,095	2,746

Total assets		$28,804	$27,605

Borrowed funds-third party		$2,864	$2,760
Borrowed funds-Prudential Insurance		417	417
Payables		6,399	6,534
Other liabilities(2)		1,841	1,599

Total liabilities		11,521	11,310
Partners’ capital		17,283	16,295

Total liabilities and partners’ capital		$28,804	$27,605

Equity in partners’ capital included above		$3,793	$3,422
Equity in limited partnership interests not included above		217	347

Carrying value		$4,010	$3,769

(1) Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2) Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

2008		2007	2006
(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$54	$75	$10
Income from securities investments	2,980	5,430	5,122
Income from other	12	7	27
Interest expense-third party	(510)	(360)	(395)
Depreciation	(10)	(1)	(14)
Management fees/salary expenses	(2,790)	(2,378)	(2,191)
Other expenses	(1,699)	(1,418)	(1,483)

Net earnings (losses)	$(1,963)	$1,355	$1,076

Equity in net earnings (losses) included above	(398)	451	346
Equity in net earnings (losses) of limited partnership interests not included above	(18)	39	62

Total equity in net earnings (losses)	$(416)	$490	$408

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2008	2007	2006
	(in millions)
Fixed maturities, available for sale	$6,600	$7,331	$7,054
Equity securities, available for sale	227	215	200
Trading account assets	741	708	642
Commercial mortgage and other loans	1,670	1,504	1,432
Policy loans	464	455	437
Short-term investments and cash equivalents	277	464	446
Other long-term investments	(10)	459	426

Gross investment income	9,969	11,136	10,637
Less investment expenses	(719)	(1,311)	(1,228)

Net investment income	$9,250	$9,825	$9,409

Carrying value for non-income producing assets included in fixed maturities totaled $243 million at December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2008	2007	2006
	(in millions)
Fixed maturities	$(1,869)	$138	$(10)
Equity securities	(754)	342	198
Commercial mortgage and other loans	(85)	2	(18)
Investment real estate	----	1	2
Joint ventures and limited partnerships	(45)	78	117
Derivatives	1,262	(103)	(54)
Other	11	(5)	41

Realized investment gains (losses), net	$(1,480)	$453	$276

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2005	$5,156	$(163)	$(1,654)	$(2,302)	$(366)	$671
Net investment gains (losses) on investments arising during the period	(825)	—	—	—	297	(528)
Reclassification adjustment for (gains) losses included in net income	(258)	—	—	—	93	(165)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	32	—	—	(11)	21
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	311	—	(109)	202
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	437	(153)	284

Balance, December 31, 2006	4,073	(131)	(1,343)	(1,865)	(249)	485
Net investment gains (losses) on investments arising during the period	(827)	—	—	—	277	(550)
Reclassification adjustment for (gains) losses included in net income	(494)	—	—	—	165	(329)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	27	—	—	(10)	17
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	93	—	(32)	61
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	817	(286)	531
Purchase of fixed maturities from an affiliate	(3)	—	—	—	—	(3)

Balance, December 31, 2007	2,749	(104)	(1,250)	(1,048)	(135)	212
Net investment gains (losses) on investments arising during the period	(15,572)	—	—	—	5,427	(10,145)
Reclassification adjustment for (gains) losses included in net income	2,574	—	—	—	(897)	1,677
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	1,591	—	—	(557)	1,034
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	899	—	(315)	584
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	1,480	(518)	962
Purchase of fixed maturities from an affiliate	(222)	—	—	—	77	(145)
Balance, December 31, 2008	$(10,471)	$1,487	$(351)	$432	$3,082	$(5,821)

(1) Includes cash flow hedges. See Note 20 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	2008	2007	2006
	(in millions)
Fixed maturities	$(9,811)	$1,801	$3,353
Equity securities	(748)	578	852
Derivatives designated as cash flow hedges(1)	(115)	(211)	(153)
Other investments	203	581	21

Net unrealized gains on investments	$(10,471)	$2,749	$4,073
(1) See Note 20 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

			2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$631	$2	$—	$—	$631	$2
Obligations of U.S. states and their political subdivisions	296	11	7	1	303	12
Foreign government bonds	467	50	26	11	493	61
Corporate securities	30,309	3,708	12,974	3,587	43,283	7,295
Commercial mortgage-backed securities	5,305	1,056	3,001	779	8,306	1,835
Asset-backed securities	4,027	1,664	5,531	2,221	9,558	3,885
Residential mortgage-backed securities	433	93	353	37	786	130

Total	$41,468	$6,584	$21,892	$6,636	$63,360	$13,220

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$5,359	$2	$22	$—	$5,381	$2
Obligations of U.S. states and their political subdivisions	431	—	5	—	436	—
Foreign government bonds	1,787	4	6	—	1,793	4
Corporate securities	58,989	711	7,275	332	66,264	1,043
Commercial mortgage-backed securities	8,012	11	1,467	19	9,479	30
Asset-backed securities	14,634	888	2,819	193	17,453	1,081
Residential mortgage-backed securities	8,699	5	897	16	9,596	21

Total	$97,911	$1,621	$12,491	$560	$110,402	$2,181

The gross unrealized losses at December 31, 2008 and 2007 are comprised of $9,995 million and $1,857 million related to investment grade securities and $3,225 million and $324 million related to below investment grade securities, respectively. At December 31, 2008, $8,912 million of the gross unrealized losses represented declines in value of greater than 20%, $8,129 million of which had been in that position for less than six months, as compared to $346 million at December 31, 2007 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2008, the $6,636 million of gross unrealized losses of twelve months or more were mainly concentrated in asset-backed securities, manufacturing sector of the Company’s corporate securities, and in commercial mortgage-backed securities. At December 31, 2007, the $560 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, and in the manufacturing, and utilities sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

securities was not warranted at December 31, 2008 or 2007. Each security is current on its contractual payments, and a detailed analysis of the underlying credit resulted in the determination that there is no evidence of probable credit deterioration that would indicate they would be unable to meet their contractual obligations. The declines in fair value were primarily due to credit spread widening and increased liquidity discounts. In each case, the Company has the ability and intent to hold the security for a period of time to allow for a recovery of value.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

			2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$2,182	$971	$29	$16	$2,211	$987
			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$4,429	$248	$3	$—	$4,432	$248

At December 31, 2008, $878 million of the gross unrealized losses represented declines of greater than 20%, $738 million of which had been in that position for less than six months. At December 31, 2007, $85 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. Securities with a fair value of $29 million and gross unrealized losses of $16 million that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2008 represent perpetual preferred securities, which have characteristics of both debt and equity securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008 or 2007.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

			2008
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$150	$16	$63	$5	$213	$21

			2007
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost Method Investments	$36	$2	$31	$2	$67	$4

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $464 million and $353 million at December 31, 2008 and 2007, respectively. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2008 or 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”), in accordance with FIN No. 46(R), “Consolidation of Variable Interest Entities.” A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company has not provided material financial or other support that was not contractually required to these VIEs. These VIEs are consolidated and reflected in the table below. The table below reflects the carrying amount and balance sheet caption in which the assets of these consolidated VIEs are reported. The liabilities of these consolidated VIEs are included in “Separate account liabilities” and “Other liabilities” and are also reflected in the table below. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	At December 31,
	2008	2007
	(in millions)
Other long-term investments	6	—
Cash and cash equivalents	4	—
Separate account assets	91	135
Total assets of consolidated VIEs	$101	$135
Total liabilities of consolidated VIEs	$95	$135

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for any and all costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $7,130 million and $8,535 million at December 31, 2008 and 2007, respectively, is classified on the Consolidated Statements of Financial Position within “Policyholders’ account balances.” Creditors of the trust do have recourse to the Company if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $384 million and $44 million at December 31, 2008 and 2007, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,053 million as of December 31, 2008. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include Asset-backed securities, Commercial mortgage-backed securities and Residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to its relative size and position in the capital structure of these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $7 billion as of December 31, 2008 and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $528 million and $908 million at December 31, 2008 and 2007, respectively, which includes the fair value of the embedded derivatives.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and collateralized borrowings. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2008	2007
	(in millions)
Fixed maturities available for sale	$14,693	$15,829
Trading account assets supporting insurance liabilities	455	527
Other trading account assets	487	542
Separate account assets	4,550	5,372

Total securities pledged	$20,185	$22,270

As of December 31, 2008, the carrying amount of the associated liabilities supported by the pledged collateral was $18,571 million. Of this amount, $7,501 million was “Securities sold under agreements to repurchase”, $4,641 million was “Separate account liabilities”, $3,429 million was “Cash collateral for loaned securities”, $2,000 million was “Long-term debt”, and $1,000 million was “Short-term debt”.

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $1,701 million and $704 million at December 31, 2008 and 2007, respectively, all of which for both periods had either been sold or repledged.

Assets of $45 million and $50 million at December 31, 2008 and 2007, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $696 million and $692 million at December 31, 2008 and 2007, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $200 million and $154 million at December 31, 2008 and 2007, respectively. These amounts include member and activity based stock associated with membership in the Federal Home Loan Bank of New York. Restricted cash and securities of $4,382 million and $3,068 million at December 31, 2008 and 2007, respectively, were included in “Other assets.” The restricted cash and securities primarily represent funds deposited by clients and funds accruing to clients as a result of trades or contracts.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

6.	INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include the Company’s investment in Wachovia Securities, as well as an indirect investment in China Pacific Group. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 5.

Investment in Wachovia Securities

On July 1, 2003, the Company combined its retail securities brokerage and clearing operations with those of Wachovia Corporation (“Wachovia”) and formed Wachovia Securities, a joint venture currently headquartered in St. Louis, Missouri. The transaction included the contribution of certain assets and liabilities of the Company’s securities brokerage operations; however, the Company retained certain assets and liabilities related to the contributed operations, including liabilities for certain litigation and regulatory matters. The Company and Wachovia have each agreed to indemnify the other for certain losses, including losses resulting from litigation and regulatory matters relating to certain events arising from the operations of their respective contributed businesses prior to March 31, 2004.

On October 1, 2007, Wachovia completed the acquisition of A.G. Edwards, Inc. (“A.G. Edwards”) and on January 1, 2008 contributed the retail securities brokerage business of A.G. Edwards to the joint venture. Wachovia’s contribution of this business entitled the Company to elect a “lookback” option (which the Company elected) that permits the Company to delay for a period of two years ending on January 1, 2010, the decision on whether or not to make payments to avoid or limit dilution of its 38% ownership interest in the joint venture. During this “lookback” period, the Company’s share in the earnings of the joint venture and one-time costs associated with the combination of the A.G. Edwards business with Wachovia Securities is based on the Company’s diluted ownership level, which is in the process of being determined. At the end of the “lookback” period, the Company may “put” its joint venture interests to Wachovia based on the appraised value of the joint venture excluding the A.G. Edwards business, as of January 1, 2008, the date of the combination of the A.G. Edwards business with Wachovia Securities. Based upon the existing agreements and the Company’s estimates of the values of the A.G. Edwards business and the joint venture excluding the A.G. Edwards business, the Company adjusted the carrying value of its ownership interest in the joint venture effective as of January 1, 2008 to reflect the addition of the A.G. Edwards business and the dilution of the Company’s 38% ownership interest and to record the value of the above described rights under the “lookback” option. As a result, the Company recognized an increase to “Additional paid-in capital” of $1.041 billion, net of tax. The Company’s recorded share of pre-tax losses from the joint venture of $331 million for the year ended December 31, 2008 reflects its estimated diluted ownership level based upon the existing agreements and its estimates of the values of the A.G. Edwards business and the joint venture excluding the A.G. Edwards business. Establishment of definitive agreed or appraised values for the A.G. Edwards business and the joint venture excluding the A.G. Edwards business will result in an adjustment to the credit to equity and a true-up to the Company’s earnings from the joint venture for any difference between the diluted ownership percentage used to record earnings for the year ended December 31, 2008 and the finally determined diluted ownership percentage. The Company does not anticipate any such adjustment to have a material effect on its reported results of operations.

On October 3, 2008, Wachovia and Wells Fargo & Company (“Wells Fargo”) announced that they had entered into an Agreement and Plan of Merger, pursuant to which Wachovia would be merged into Wells Fargo, which would succeed to Wachovia’s rights and obligations under the joint venture arrangements. As reported by Wells Fargo, this merger was completed on December 31, 2008.

On December 4, 2008, the Company announced its intention, assuming completion of the merger of Wachovia into Wells Fargo, to exercise its right under the “lookback” option to put its joint venture interests to Wells Fargo. Under the terms of the joint venture agreements, closing of the put transaction would occur on or about January 1, 2010.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Earnings of the joint venture are subject to certain risks pertaining to the joint venture operations, including customer claims, litigation and regulatory investigations affecting Wachovia Securities’ businesses. Such customer claims, litigation and regulatory matters include matters typical for retail securities brokerage and clearing operations and matters unique to the joint venture operations. In recent months, following the failure in early 2008 of the auctions which set the rates for most auction rate securities, Wachovia Securities has become the subject of customer complaints, legal actions, including a putative class action, and investigations by securities regulators and agencies relating to Wachovia Securities’ role in the underwriting, sale and auction of auction rate securities. On August 15, 2008, Wachovia announced that it had reached an agreement in principle for a global settlement of investigations concerning the underwriting, sale and subsequent auction of certain auction rate securities by subsidiaries of Wachovia Securities and had recorded an increase to legal reserves. The Company’s recorded share of pre-tax losses from the joint venture for the year ended December 31, 2008 includes $355 million, which is the Company’s share of this charge.

The Company’s investment in Wachovia Securities, excluding the value of the “lookback” option, was $1.812 billion and $1.220 billion as of December 31, 2008 and 2007, respectively. The Company recognized pre-tax losses from Wachovia Securities of $331 million for the year ended December 31, 2008, and pre-tax equity earnings of $370 million and $294 million for the years ended December 31, 2007 and 2006, respectively. The income tax benefit associated with these losses was $110 million for the year ended December 31, 2008, and the income tax expense associated with these earnings was $146 million and $117 million for the years ended December 31, 2007 and 2006, respectively. Dividends received from the investment in Wachovia Securities were $104 million, $366 million and $277 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $217 million and $633 million, as of December 31, 2008 and December 31, 2007, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares, which began trading on the Shanghai Exchange in 2007. The Company recognized combined after-tax equity earnings from this operating joint venture of $3 million for the year ended December 31, 2008. There were no earnings recognized by the Company for this joint venture for the years ended December 31, 2007 and 2006. Dividends received from this investment were $4 million for the year ended December 31, 2008. No dividends were received from this investment for the years ended December 31, 2007 and 2006.

7.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2008	2007	2006
	(in millions)
Balance, beginning of year	$6,687	$6,129	$5,462
Capitalization of commissions, sales and issue expenses	914	954	854
Amortization	(654)	(417)	(219)
Change in unrealized investment gains and losses	1,591	27	32
Impact of adoption of SOP 05-1	—	(6)	—

Balance, end of year	$8,538	$6,687	$6,129

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

8.    VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, are as follows:

	2008	2007	2006
	(in millions)
Balance, beginning of year	$765	$898	$302
Acquisitions	—	—	647
Amortization (1)	(369)	(173)	(95)
Interest (2)	41	49	44
Impact of adoption of SOP 05-1	—	(9)	—

Balance, end of year	$437	$765	$898

(1)

The weighted average remaining expected life of VOBA varies by product. The weighted average remaining expected lives were approximately 5 and 17 years for the VOBA related to the insurance transactions associated with Allstate and CIGNA, respectively. The VOBA balances at December 31, 2008 were $140 million and $297 million related to Allstate and CIGNA, respectively.

(2)	The interest accrual rates vary by product. The interest rates were 5.42% and 7.30% for the VOBA related to Allstate and CIGNA, respectively.

During 2008, the Company recognized an impairment of $234 million, included on the Amortization line in the table above, related to the VOBA associated with the Allstate acquisition. This impairment is reflective of the continued deterioration in the financial markets, which resulted in additional market depreciation within the separate account assets and corresponding decreases in fee income and overall expected future earnings for this business. The impairment was determined using discounted present value of future estimated gross profits.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2009	$26
2010	24
2011	23
2012	20
2013	18
2014 and thereafter	326

Total	$437

Goodwill

The changes in the book value of goodwill are as follows:

	2008	2007
	(in millions)
Balance, beginning of year	$620	$619
Acquisitions	106	—
Other (1)	(1)	1

Balance, end of year	$725	$620

(1)	Other represents foreign currency translation and purchase price adjustments.

The Company tests goodwill for impairment annually as of December 31 as discussed in further detail in Note 2. The Company performed goodwill impairment testing for the entire goodwill balance at December 31, 2008, all of which is in the Financial Services Businesses reporting unit. There were no goodwill impairment charges during 2008, 2007 or 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Other Intangibles

Other intangible balances at December 31, are as follows:

	2008			2007
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$175	$(10)	$165	$136	$(6)	$130
Other	22	(16)	6	18	(14)	4

Total	$197	$(26)	$171	$154	$(20)	$134

Amortization expense for other intangibles was $7 million, $6 million and $5 million for the years ended December 31, 2008, 2007 and 2006, respectively. Amortization expense for other intangibles is expected to be approximately $20 million in 2009 and 2010, $17 million in 2011, $16 million in 2012, and $15 million in 2013.

9.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2008	2007
	(in millions)
Life insurance	$56,060	$55,068
Individual and group annuities and supplementary contracts	14,217	15,140
Other contract liabilities	4,513	2,781

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	74,790	72,989

Unpaid claims and claim adjustment expenses	2,073	2,021

Total future policy benefits	$76,863	$75,010

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group life, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 15% and 17% of domestic individual life insurance in force at December 31, 2008 and 2007, respectively, and 85%, 87% and 89% of domestic individual life insurance premiums for 2008, 2007 and 2006, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 1.7% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.1% to 14.8%; less than 2% of the reserves are based on an interest rate in excess of 8%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except, for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 1.2% to 6.1%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $1,451 million and $2,464 million as of December 31, 2008 and 2007, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $200 million and $1,160 million as of December 31, 2008 and 2007, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 10 and are primarily reflected in Other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 0% to 6.35%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2008	2007
	(in millions)
Individual annuities	$8,735	$7,685
Group annuities	18,942	18,293
Guaranteed investment contracts and guaranteed interest accounts	13,152	12,289
Funding agreements	10,787	11,453
Interest-sensitive life contracts	6,674	5,990
Dividend accumulations and other	12,909	12,648

Policyholders’ account balances	$71,199	$68,358

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2008 and 2007, are $7,234 million and $8,557 million, respectively, related to the Company’s FANIP product which is carried at amortized cost, adjusted for the effective portion of changes in fair value of qualifying derivative financial instruments. For additional details on the FANIP product see Note 5. The interest rates associated with such notes range from 1.3% to 5.7%. Also included in funding agreements at December 31, 2008 and 2007 are $3,496 million and $2,851 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 6.6% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

As discussed in Note 13, in February 2009, the Company issued $1 billion in funding agreements to the Federal Home Loan Bank of New York, which will be reflected within “Policyholders’ account balances.”

In March 2009, the Company settled $1,015 million of its obligation related to the affiliated funding agreements mentioned above for $730 million, which will result in an increase in “Additional paid-in capital.”

10.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2008 and 2007, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2008		December 31, 2007
	In the Event of Death	At Annuitization/ Accumulation(1)	In the Event of Death	At Annuitization/ Accumulation(1)
Variable Annuity Contracts	(dollars in millions)

Return of net deposits
Account value	$7,064	$23	$8,572	$47
Net amount at risk	$1,314	$6	$7	$4
Average attained age of contractholders	62 years	65 years	62 years	65 years

Minimum return or contract value
Account value	$15,369	$10,281	$24,511	$13,326
Net amount at risk	$7,174	$3,157	$1,768	$819
Average attained age of contractholders	65 years	62 years	64 years	61 years
Average period remaining until earliest expected annuitization	N/A	3 years	N/A	5 years

(1) Includes income and withdrawal benefits as described herein.
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Variable Annuity Contracts
Market value adjusted annuities
Account value	$408	$409	$466	$469

	December 31, 2008	December 31, 2007
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(dollars in millions)
No lapse guarantees
Separate account value	$1,603	$2,195
General account value	$1,216	$977
Net amount at risk	$45,408	$43,310
Average attained age of contractholders	50 years	48 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2008	December 31, 2007
	(in millions)
Equity funds	$10,180	$19,515
Bond funds	2,715	2,583
Balanced funds	4,491	6,305
Money market funds	1,232	1,022
Other	394	814
Total	$19,012	$30,239

In addition to the amounts invested in separate account investment options above, $3,421 million at December 31, 2008 and $2,843 million at December 31, 2007 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives under SFAS No. 133, and are recorded at fair value . Changes in the fair value of these derivatives, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed above, the Company maintains a portfolio of derivative investments that serve as a partial economic hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

gains (losses), net.” This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB		GMIB	GMAB/GMWB/GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity
	(in millions)
Balance at January 1, 2006	$12	$42	$12	$—
Acquisition	—	—	—	2
Incurred guarantee benefits (1)	15	19	12	(11)
Paid guarantee benefits and other	(1)	(15)	—	—
Balance at December 31, 2006	26	46	24	(9)
Incurred guarantee benefits (1)	29	31	26	78
Paid guarantee benefits and other	—	(35)	—	—
Impact of adoption of SOP 05-1	—	—	—	2
Balance at December 31, 2007	55	42	50	71
Incurred guarantee benefits (1)	32	329	197	1,101
Paid guarantee benefits and other	(1)	(87)	—	—
Balance at December 31, 2008	$86	$284	$247	$1,172

(1)

Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits include amounts assumed from affiliates of $58 million and $7 million as of December 31, 2008 and 2007, respectively. See Note 12 for amounts recoverable from reinsurers related to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the table above.

As part of risk management strategy, the Company hedges or limits exposure to these risks, excluding those risks that have been deemed suitable to retain, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfer to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements utilized for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into four broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only an automatic rebalancing element, such as for certain GMAB riders; (3) those that utilize only capital markets hedging , such as for certain legacy GMIWB, GMWB and GMAB riders; and (4) those with risks that have been deemed suitable to retain, such as for GMDB and GMIB riders. Riders in categories 1 and 2 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2006	$154
Capitalization	65
Amortization	(16)
Balance at December 31, 2006	203
Capitalization	62
Amortization	(25)
Impact of adoption of SOP 05-1	(1)
Balance at December 31, 2007	239
Capitalization	74
Amortization	(16)
Balance at December 31, 2008	$297

11.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. The Company recognized a policyholder dividend obligation of $433 million at December 31, 2008, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. However, due to the accumulation of net unrealized investment losses that have arisen subsequent to the establishment of the Closed Block, the policyholder dividend obligation balance as of December 31, 2008 was reduced to zero through “Accumulated other comprehensive income (loss).” At December 31, 2007, the Company recognized a policyholder dividend obligation of $732 million for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains of $1.047 billion were reflected as an adjustment to the policyholder dividend obligation, with an offsetting amount reported in “Accumulated other comprehensive income (loss)” at December 31, 2007. See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2008 and 2007.

On December 19, 2008, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2009 on Closed Block policies. This decrease reflects the deterioration in investment results and resulted in a $187 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2008. On December 11, 2007, Prudential Insurance’s Board of Directors acted to increase the dividends payable in 2008 on Closed Block policies. This increase reflected improved mortality as well as investment gains. These actions resulted in an $89 million increase in the liability for policyholder dividends recognized in the year ended December 31, 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2008	2007
	(in millions)
Closed Block Liabilities
Future policy benefits	$51,763	$51,208
Policyholders’ dividends payable	1,036	1,212
Policyholder dividend obligation	—	1,779
Policyholders’ account balances	5,622	5,555
Other Closed Block liabilities	5,724	10,649

Total Closed Block Liabilities	64,145	70,403

Closed Block Assets
Fixed maturities, available for sale, at fair value	35,345	45,459
Other trading account assets, at fair value	120	142
Equity securities, available for sale, at fair value	2,354	3,858
Commercial mortgage and other loans	8,129	7,353
Policy loans	5,423	5,395
Other long-term investments	1,676	1,311
Short-term investments	1,340	1,326
Total investments	54,387	64,844
Cash and cash equivalents	1,779	1,310
Accrued investment income	615	630
Other Closed Block assets	409	581

Total Closed Block Assets	57,190	67,365

Excess of reported Closed Block Liabilities over Closed Block Assets	6,955	3,038
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	(4,371)	1,006
Allocated to policyholder dividend obligation	433	(1,047)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,017	$2,997

Information regarding the policyholder dividend obligation is as follows:

	2008	2007
	(in millions)
Balance, January 1	$1,779	$2,348
Impact from earnings allocable to policyholder dividend obligation	(299)	249
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	(1,480)	(818)
Balance, December 31	$—	$1,779

Closed Block revenues and benefits and expenses for the years ended December 31, 2008, 2007 and 2006 were as follows:

	2008	2007	2006
	(in millions)
Revenues
Premiums	$3,608	$3,552	$3,599
Net investment income	3,154	3,499	3,401
Realized investment gains (losses), net	(8)	584	490
Other income	15	51	50

Total Closed Block revenues	6,769	7,686	7,540

Benefits and Expenses
Policyholders’ benefits	4,087	4,021	3,967
Interest credited to policyholders’ account balances	141	139	139
Dividends to policyholders	2,122	2,731	2,518
General and administrative expenses	632	729	725

Total Closed Block benefits and expenses	6,982	7,620	7,349

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	(213)	66	191
Income tax expense (benefit)	(193)	64	77
Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	(20)	2	114
Income from discontinued operations, net of taxes	—	2	—
Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$(20)	$4	$114

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

12.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks and in acquiring or disposing of businesses. On June 1, 2006, the Company acquired the variable annuity business of Allstate through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement and a modified coinsurance arrangement which are more fully described in Note 4. The acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through a wholly owned subsidiary to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements are more fully described in Note 4.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate through various modified coinsurance arrangements. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully disclosed in Note 10.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Prudential Seguros, S.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., and Pramerica of Bermuda Life Assurance Company, Ltd.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums and policyholders’ benefits for the years ended December 31, were as follows:

	2008	2007	2006
	(in millions)
Direct premiums	$9,787	$9,447	$9,204
Reinsurance assumed	987	862	732
Reinsurance ceded	(1,301)	(1,436)	(1,456)
Premiums	$9,473	$8,873	$8,480

Direct policyholders’ benefits	$11,695	$11,057	$10,775
Reinsurance assumed	1,169	785	619
Reinsurance ceded	(1,291)	(1,397)	(1,374)
Policyholders’ benefits	$11,573	$10,445	$10,020

“Premiums” includes affiliated reinsurance assumed of $974 million, $847 million and $674 million and affiliated reinsurance ceded of $(114) million, $(102) million and $(177) million for the years ended December 31, 2008, 2007 and 2006, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $139 million, $125 million and $81 million and affiliated reinsurance ceded of $(67) million, $(55) million and $(61) million for the years ended December 31, 2008, 2007, and 2006, respectively. Changes in reserves due to affiliated reinsurance were $609 million, $520 million and $400 million for the years ended December 31, 2008, 2007 and 2006, respectively, and are also reflected within “Policyholders’ benefits.”

“General and administrative expenses” include affiliated assumed expenses of $91 million, $82 million and $74 million for the years ended December 31, 2008, 2007 and 2006, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Reinsurance recoverables at December 31, are as follows:

	2008	2007
	(in millions)
Individual and group annuities (1)	$856	$1,378
Life insurance	1,367	1,289
Other reinsurance	113	135

Total reinsurance recoverable	$2,336	$2,802

(1)

Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $856 million and $1,377 million at December 31, 2008 and 2007, respectively.

Reinsurance recoverable above include affiliated receivables of $853 million and $796 million at December 31, 2008 and 2007, respectively. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 64% of the reinsurance recoverable at December 31, 2008. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

Amounts “Due from parent and affiliates” include affiliated reinsurance recoverables referenced above as well as $833 million and $35 million at December 31, 2008 and 2007, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a gain of $768 million, a gain of $22 million, and a loss of $14 million for the years ended December 31, 2008, 2007, and 2006, respectively, related to the change in the fair value of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts of $652 million and $528 million at December 31, 2008 and 2007, respectively.

“Reinsurance payables” includes affiliated payables of $2,237 million and $1,607 million at December 31, 2008 and 2007, respectively.

During 2007, an affiliated reinsurance agreement with Prudential Holdings of Japan, Inc., accounted for under the deposit method of accounting was recaptured resulting in an increase in paid in capital of $18 million to the Company. “Other income” includes losses of $48 million and $54 million for the years ended December 31, 2007 and 2006, respectively, related to this agreement. There was no income related to this agreement in 2008.

13.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2008	2007
	(in millions)
Commercial paper	$4,343	$7,147
Notes payable (1) (2)	1,248	684
Current portion of long-term debt	64	683
Total short-term debt	$5,655	$8,514

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $1 billion in 2008, which are discussed in more detail below.
(2)

Includes notes due to related parties of $70 million and $406 million at December 31, 2008 and 2007, respectively. At December 31, 2007, $292 million of the related party notes were Euro denominated loans. At December 31, 2008 and 2007, $12 million and $15 million, respectively, of the related party notes payable were variable rate notes where the payments on these loans were based on the performance of certain separate accounts held by a subsidiary of the Company, resulting in effective interest rates on these loans ranging from -74.9% to 12.4% in 2008 and 12.7% to 23.1% in 2007. The remaining related party notes payable have variable interest rates ranging from 1.8% to 3.5% in 2008 and 4.1% to 5.7% in 2007.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was 1.5% and 4.4% at December 31, 2008 and 2007, respectively. At December 31, 2008 and 2007, the Company was in compliance with all covenants related to the above debt.

At December 31, 2008, the Company had $4,568 million in committed lines of credit from numerous financial institutions, substantially all of which were unused. These lines of credit generally have terms ranging from one to four years. The Company also has access to uncommitted lines of credit from financial institutions. In addition, the Company, as part of its real estate separate account activities, had outstanding lines of credit of $1,160 million at December 31, 2008, of which $498 million was used.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance, has a commercial paper program, rated A-1+ by Standard & Poor’s Rating Services (“S&P”), P-1 by Moody’s Investor Service, Inc. (“Moody’s”) and F1+ by Fitch Ratings Ltd. (“Fitch”) at December 31, 2008. Prudential Funding’s outstanding commercial paper borrowings were $4,343 million and $7,147 million at December 31, 2008 and December 31, 2007, respectively. On February 19, 2009, the commercial paper credit rating of Prudential Funding was downgraded by Fitch from F1+ to F1.

At December 31, 2008 and 2007, the weighted average maturity of commercial paper outstanding was 27 and 23 days, respectively. The outstanding commercial paper as of December 31, 2008 includes $450 million under the Commercial Paper Funding Facility sponsored by the Federal Reserve.

At December 31, 2008 and 2007, a portion of commercial paper borrowings were supported by $4,500 million and $5,000 million of the Company’s existing lines of credit, respectively. The Company’s ability to borrow under these line of credit facilities is conditioned on the continued satisfaction of customary conditions, including the absence of defaults (as defined in these facility agreements) and the maintenance at all times by Prudential Insurance of total adjusted capital of at least $5.5 billion based on statutory accounting principles prescribed under New Jersey law and Prudential Financial’s maintenance of consolidated net worth of at least $12.5 billion, which for this purpose is based on GAAP stockholders’ equity, excluding net unrealized gains and losses on investments. The Company’s ability to borrow under these facilities is not contingent on its credit ratings or subject to material adverse change clauses. Prudential Insurance’s total adjusted capital was $9.1 billion and $11.0 billion at December 31, 2008 and December 31, 2007, respectively. Prudential Financial’s consolidated GAAP stockholders’ equity, excluding net unrealized gains and losses on investments, was $20.2 billion and $23.1 billion at December 31, 2008 and December 31, 2007, respectively.

In June 2008, Prudential Insurance became a member of the Federal Home Loan Bank of New York (“FHLBNY”), which provides Prudential Insurance access to collateralized borrowings, collateralized funding agreements, and other FHLBNY products. Collateralized borrowings from the FHLBNY will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. Collateralized funding agreements issued to the FHLBNY will be classified in “Policyholders’ account balances.” These funding agreements have priority claim status above debt holders of Prudential Insurance. Prudential Insurance’s membership in FHLBNY requires the ownership of member stock and borrowings from FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the outstanding borrowings. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long term investments,” and the carrying value of these investments was $199 million as of December 31, 2008. Under guidance of the New Jersey Department of Banking and Insurance, the total amount of qualifying mortgage-related assets and U.S. Treasury securities that can be pledged as collateral by Prudential Insurance to FHLBNY is limited to 5% of the admitted assets of Prudential Insurance on a statutory basis, exclusive of separate account assets, as of the prior year end, which equates to $7.7 billion based on admitted assets as of December 31, 2007. Based upon this guidance and on the fair value of qualifying assets owned by Prudential Insurance within the Financial Services Businesses at December 31, 2008 (including assets on loan and assets pledged to the FHLBNY at that date and taking into account applicable required collateralization levels and required purchases of activity based FHLBNY stock), the estimated total borrowing capacity with the FHLBNY was approximately $6.5 billion at December 31, 2008. The fair value of the qualifying assets pledged as collateral by Prudential Insurance must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. As of December 31, 2008, Prudential Insurance had pledged qualifying assets with a fair value of $4,075 million, which is above the minimum level required by the FHLBNY, and had outstanding borrowings of $3 billion, of which $1 billion is reflected in “Short-term debt” and $2 billion in “Long-term debt.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

In February 2009, the FHLBNY advanced the Company an additional $1 billion for which the Company issued funding agreements. These funding agreements will be reflected in “Policyholders’ account balances.”

In March 2009, the Company borrowed an additional $500 million from the FHLBNY, which will be reflected in “Long-term debt.”

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2008	2007
			(in millions)
Fixed rate notes:
Surplus notes (1)	2014-2036	4.75%-8.30%	$2,687	2,686
Other fixed rate notes(2) (3)	2009-2023	3.30%-7.30%	1,281	965
Floating rate notes:
Surplus notes (4)	2016-2052	(5)	3,200	1,600
Other floating rate notes (2) (6)	2010-2013	(7)	1,519	261
Total long-term debt			$8,687	$5,512

(1)

Fixed rate surplus notes at December 31, 2008 and 2007 includes $2,243 million and $2,242 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2036. The interest rates ranged from 4.75% to 6.1% in 2008 and 2007.

(2)

Includes collateralized borrowings from the Federal Home Loan Bank of New York in 2008, of which $500 million are fixed rate notes and $1,500 million are floating rate notes. These borrowings are discussed in more detail above.

(3)

Other fixed rate notes at December 31, 2008 and 2007 includes $540 million and $610 million, respectively, due to related parties. Maturities of these notes range from 2009 through 2015 and interest rates ranged from 4.88% to 5.29% in 2008 and 4.88% to 5.36% in 2007.

(4)

During 2007, floating rate surplus notes of $150 million maturing in 2037, were issued to a related party. This note was prepaid prior to December 31, 2007. The interest rate on this note ranged from 5.78% to 6.12%.

(5)	The interest rates on the floating rate surplus notes are based on LIBOR. The interest rate ranged from 1.51% to 5.93% in 2008 and 5.42% to 6.12% in 2007.
(6)

Other floating rate notes at December 31, 2008 and 2007 includes $19 million and $261 million, respectively, due to related parties. Maturities on these notes range from 2009 through 2013 and interest rates on these notes ranged from 8.89% to 15.46% in 2008 and 4.45% to 5.43% in 2007. At December 31, 2008, the related party notes were Mexican peso denominated loans.

(7)	The interest rates on other floating rate notes are based on LIBOR. Interest rates ranged from 3.33% to 15.46% in 2008 and 4.45% to 5.43% in 2007.

Several long-term debt agreements related to the above debt have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2008 and 2007, the Company was in compliance with all such debt covenants.

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2008 and 2007, the Company met these statutory capital requirements. At December 31, 2008 and 2007, $444 million of fixed rate surplus notes were outstanding to non-affiliates.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with an unaffiliated financial institution that provides for the issuance of up to $3 billion of ten-year floating rate surplus notes. As of December 31, 2008 and 2007, $2,700 million and $1,100 million, respectively, were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. As of December 31, 2008 and 2007, these derivative instruments had no material value to Prudential Financial.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to an unaffiliated financial institution. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative that will require

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prudential Financial to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2008, the credit derivative was a liability to Prudential Financial of $16 million, net of $125 million in collateral that had been pledged by Prudential Financial. As of December 31, 2007, the credit derivative had no material value to Prudential Financial.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, interest expense was decreased by $10 million and $29 million for years ended December 31, 2008 and 2007, respectively. See Note 20 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $539 million, $798 million and $696 million, for the years ended December 31, 2008, 2007 and 2006, respectively. Interest expense related to affiliated debt was $177 million, $191 million and $160 million for the years ended December 31, 2008, 2007 and 2006, respectively. “Due to parent and affiliates” included $23 million and $24 million associated with the affiliated long-term interest payable at December 31, 2008 and 2007, respectively.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 9 for further discussion.

14.	STOCK-BASED COMPENSATION

In 2008 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, and performance shares, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123(R), “Share-Based Payment,” and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

In connection with its adoption of SFAS No. 123(R), Prudential Financial revised its approach to the recognition of compensation costs for awards granted to retirement-eligible employees and awards that vest when an employee becomes retirement-eligible to apply the non-substantive vesting period approach to all new share-based compensation awards granted after January 1, 2006. Under this approach, all compensation cost is recognized on the date of grant for awards issued to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period (generally three years). The Company accounts for those awards granted between (a) the adoption of the fair value recognition provisions of SFAS No. 123 “Accounting for Stock Based Compensation” on January 1, 2003, and (b) the adoption on January 1, 2006 of SFAS No. 123(R) which specify that an employee vests in the award upon retirement using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

The results of operations of the Company for the years ended December 31, 2008, 2007 and 2006, include costs of $20 million, $24 million and $22 million, respectively, associated with employee stock options and $27 million, $46 million, and $42 million, respectively, associated with employee restricted stock shares, restricted stock units, and performance shares issued by Prudential Financial to certain employees of the Company.

15.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded contributory and non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

As discussed in Note 2, SFAS No. 158 eliminated the provisions that allowed plan assets and obligations to be measured as of a date not more than three months prior to the reporting entity’s balance sheet date. SFAS No. 158 requires an employer on a prospective basis to measure the funded status of its plans as of its fiscal year-end. The Company adopted this guidance on December 31, 2008 and the impact of changing from a September 30 measurement date to a December 31 measurement date was a net after-tax increase to “Retained earnings” of $27 million.

The impact of applying a FAS 157 framework for measuring fair value to the fair value of plan assets did not have a material impact.

On April 30, 2007, the Company transferred $1 billion of assets within the qualified pension plan under Section 420 of the Internal Revenue Code from assets supporting pension benefits to assets supporting retiree medical benefits. The transfer resulted in a reduction to the prepaid benefit cost for the qualified pension plan and an offsetting decrease in the accrued benefit liability for the postretirement plan with no net effect on stockholders’ equity on the Company’s consolidated financial position. The transfer had no impact on the Company’s consolidated results of operations, but will reduce the future cash contributions required to be made to the postretirement plan.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, 2007, adjusted for activity in the fourth-quarter of 2007, and as of December 31 for 2008, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2008	2007	2008	2007
	(in millions)
Change in benefit obligation
Benefit obligation at end of prior year period	$(7,248)	$(7,387)	$(2,164)	$(2,459)
Effect of measurement date change	(22)	—	13	—
Benefit obligation at the beginning of period	(7,270)	(7,387)	(2,151)	(2,459)
Service cost	(116)	(130)	(10)	(12)
Interest cost	(445)	(417)	(124)	(136)
Plan participants’ contributions	—	—	(18)	(18)
Medicare Part D subsidy receipts	—	—	(11)	(10)
Amendments	—	(3)	3	69
Annuity purchase	2	2	—	—
Actuarial gains/(losses), net	(223)	198	93	136
Settlements	—	3	—	—
Curtailments	—	—	—	—
Contractual termination benefits	—	—	—	—
Special termination benefits	(2)	(4)	—	—
Benefits paid	519	496	218	272
Foreign currency changes and other	54	(6)	6	(6)
Benefit obligation at end of period (December 31, 2008 and September 30, 2007, respectively)	$(7,481)	$(7,248)	$(1,994)	$(2,164)

Change in plan assets
Fair value of plan assets at end of prior year period	$9,992	$10,408	$2,104	$1,030
Effect of measurement date change	72	—	(4)	—
Fair value of plan assets at beginning of period	10,064	10,408	2,100	1,030
Actual return on plan assets	334	1,034	(463)	192
Annuity purchase	(2)	(2)	—	—
Employer contributions	78	49	18	136
Plan participants’ contributions	—	—	18	18
Contributions for settlements	—	—	—	—
Disbursement for settlements	—	(4)	—	—
Benefits paid	(519)	(496)	(218)	(272)
Foreign currency changes and other	(55)	3	(38)	—
Effect of Section 420 transfer	—	(1,000)	—	1,000
Fair value of plan assets at end of period (December 31, 2008 and September 30, 2007, respectively)	$9,900	$9,992	$1,417	$2,104

Funded status
Funded status at end of period	$2,419	$2,744	$(577)	$(60)
Effects of fourth quarter activity	—	11	—	1
Net amount recognized	$2,419	$2,755	$(577)	$(59)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,230	$3,502	$—	$—
Accrued benefit liability	(811)	(747)	(577)	(59)
Net amount recognized	$2,419	$2,755	$(577)	$(59)

Items recorded in “Accumulated other comprehensive income” not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$2	$2
Prior service cost	131	166	(76)	(88)
Net actuarial loss	661	84	700	172
Net amount not recognized	$792	$250	$626	$86

Accumulated benefit obligation	$(7,260)	$(6,949)	$(1,994)	$(2,164)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($711 million and $652 million benefit obligation at December 31, 2008 and 2007, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

be required to make contributions to the plans to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during both 2008 and 2007. As of December 31, 2008 and 2007, the assets in these trusts had a carrying value of $169 million and $90 million and are included in “Equity securities.”

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($75 million and $77 million benefit obligation at December 31, 2008 and 2007, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2008 and 2007, the assets in the trust had a carrying value of $157 million and $139 million, respectively, and are included in “Other long-term investments.”

Pension benefits for foreign plans comprised 2% and 3% of the ending benefit obligation for 2008 and 2007, respectively. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2008 and 2007. There are no material foreign postretirement plans.

The projected benefit obligations and fair value of plan assets for the pension plans with projected benefit obligations in excess of plan assets were $811 million and zero million, respectively, at December 31, 2008 and $960 million and $202 million, respectively, at September 30, 2007.

The accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $740 million and zero million, respectively, at December 31, 2008 and $679 million and zero million, respectively, at September 30, 2007.

In 2008 and 2007, the pension plan purchased annuity contracts from Prudential Insurance for $2 million and $2 million, respectively. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $16 million and $26 million as of December 31, 2008 and 2007, respectively.

There were no pension plan amendments in 2008. The benefit obligation for pension benefits increased by $3 million in 2007 related to plan amendments, as a result of the immediate vesting of plan participants due to the Section 420 transfer discussed above. The benefit obligation for other postretirement benefits decreased by $3 million in 2008 related to plan amendments, primarily due to cost sharing changes. The benefit obligation for other postretirement benefits decreased by $69 million in 2007 related to plan amendments, due primarily to changes in the prescription drug plan design.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2008	2007	2006	2008	2007	2006
	(in millions)
Components of net periodic (benefit) cost
Service cost	$116	$130	$127	$10	$12	$10
Interest cost	445	417	403	124	136	128
Expected return on plan assets	(717)	(769)	(741)	(161)	(93)	(89)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	28	29	20	(11)	(6)	(9)
Amortization of actuarial (gain) loss, net	17	20	39	1	15	18
Settlements	—	—	—	—	—	—
Curtailments	—	—	—	—	—	—
Contractual termination benefits	—	—	—	—	—	—
Special termination benefits	2	4	3	—	—	—

Net periodic (benefit) cost	$(109)	$(169)	$(149)	$(36)	$65	$59

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)

Balance, December 31, 2006	$—	$192	$565	$3	$(25)	$422
Amortization for the period	—	(29)	(20)	(1)	6	(15)
Deferrals for the period	—	3	(463)	—	(69)	(235)
Impact of foreign currency changes and other	—	—	3	—	—	—
Balance, December 31, 2007	—	166	85	2	(88)	172
Effect of measurement date change	—	(7)	(4)	1	3	—
Amortization for the period	—	(28)	(17)	(1)	11	(1)
Deferrals for the period	—	—	606	—	(3)	531
Impact of foreign currency changes and other	—	—	(9)	—	1	(2)
Balance, December 31, 2008	$—	$131	$661	$2	$(76)	$700

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2009 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$1
Amortization of prior service cost	26	(11)
Amortization of actuarial (gain) loss, net	20	42
Total	$46	$32

The Company’s assumptions related to the calculation of the domestic benefit obligation and the determination of net periodic (benefit) cost are presented in the table below. The assumptions for 2007 and 2006 are as of September 30. The assumptions for 2008 uses September 30, 2007 for beginning of period and December 31, 2008 for end of period:

	Pension Benefits			Other Postretirement Benefits
	2008	2007	2006	2008	2007	2006
Weighted-average assumptions
Discount rate (beginning of period)	6.25%	5.75%	5.50%	6.00%	5.75%	5.50%
Discount rate (end of period)	6.00%	6.25%	5.75%	6.00%	6.00%	5.75%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	7.75%	8.00%	8.00%	8.00%	9.25%	9.25%
Health care cost trend rates (beginning of period)	—	—	—	5.00-8.75%	5.00-8.75%	5.09–9.06%
Health care cost trend rates (end of period)	—	—	—	5.00-8.00%	5.00-8.75%	5.00-8.75%
For 2008, 2007 and 2006, the ultimate health care cost trend rate after gradual decrease until: 2012, 2009, 2009 (beginning of period)	—	—	—	5.00%	5.00%	5.00%
For 2008, 2007 and 2006, the ultimate health care cost trend rate after gradual decrease until: 2014, 2012, 2009 (end of period)	—	—	—	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 300 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long-term rates of return on plan assets for 2009 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2009. Expected

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing. The building blocks for bond returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2008. The expected long-term rate of return for 2009 is 7.50% and 8.00%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic (benefit) cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2008
(in millions)
One percentage point increase
Increase in total service and interest costs	$8
Increase in postretirement benefit obligation	108

One percentage point decrease
Decrease in total service and interest costs	$7
Decrease in postretirement benefit obligation	95

Pension and postretirement plan asset allocation as of December 31, 2008 and September 30, 2007, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
Asset category	2008	2007	2008	2007
U.S. Stocks	8%	13%	37%	47%
International Stocks	2%	1%	4%	6%
Bonds	76%	72%	58%	46%
Short-term Investments	1%	1%	1%	1%
Real Estate	4%	5%	0%	0%
Other	9%	8%	0%	0%
Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the December 31, 2008 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of December 31, 2008		Postretirement Investment Policy Guidelines as of December 31, 2008
Asset category	Minimum	Maximum	Minimum	Maximum
U.S. Stocks	5%	15%	30%	41%
International Stocks	1%	4%	1%	7%
Bonds	56%	79%	1%	63%
Short-term Investments	0%	14%	0%	65%
Real Estate	1%	12%	0%	0%
Other	0%	9%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. Stocks are used to provide expected growth in assets. Bonds provide liquidity and income. Short-term investments provide liquidity and allow for defensive asset mixes. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Common Stock as of December 31, 2008 and September 30, 2007 for either the pension or postretirement plans. Pension plan assets of $6,299 million and $7,185 million are included in the Company’s separate account assets and liabilities as of December 31, 2008 and September 30, 2007, respectively.

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension	Other Postretirement Benefits	Other Postretirement Benefits – Medicare Part D Subsidy Receipts
	(in millions)
2009	$528	$202	$17
2010	486	205	17
2011	491	204	18
2012	486	200	19
2013	491	197	19
2014-2018	2,550	931	103
Total	$5,032	$1,939	$193

The Company anticipates that it will make cash contributions in 2009 of approximately $55 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2008 and 2007 was $39 million and $47 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $51 million, $51 million and $44 million for the years ended December 31, 2008, 2007 and 2006, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

16.    INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2008	2007	2006
	(in millions)
Current tax expense (benefit)
U.S.	$(309)	$387	$143
State and local	5	(10)	(29)
Foreign	20	59	37

Total	(284)	436	151

Deferred tax expense (benefit)
U.S.	(61)	148	386
State and local	3	(3)	21
Foreign	5	(3)	(19)

Total	(53)	142	388

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$(337)	$578	$539
Income tax expense (benefit) on equity in earnings of operating joint ventures	(109)	145	117
Income tax expense (benefit) on discontinued operations	(2)	(2)	35
Income tax expense (benefit) reported in stockholders’ equity related to:
Other comprehensive income (loss)	(3,594)	195	(82)
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business	561	—	—
Stock-based compensation programs	(8)	(59)	(64)
Cumulative effect of changes in accounting principles	10	(87)	—
Other	—	18	—

Total income taxes	$(3,479)	$788	$545

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2008	2007	2006
	(in millions)
Expected federal income tax expense (benefit)	$(278)	$780	$790
Non-taxable investment income	(22)	(178)	(203)
Low income housing and other tax credits	(79)	(67)	(60)
Valuation allowance	—	—	(1)
Other	42	43	13

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$(337)	$578	$539

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2008	2007
	(in millions)
Deferred tax assets
Policyholder dividends	$402	$1,061
Insurance reserves	—	257
Net operating and capital loss carryforward	46	122
Net unrealized investment losses	3,591	—
Investments	630	470
Other	318	326

Deferred tax assets before valuation allowance	4,987	2,236
Valuation allowance	(18)	(98)

Deferred tax assets after valuation allowance	4,969	2,138

Deferred tax liabilities
Insurance reserves	686	—
Net unrealized investment gains	—	1,048
Deferred policy acquisition costs	2,059	1,426
Employee benefits	95	357
Other	265	444

Deferred tax liabilities	3,105	3,275

Net deferred tax asset (liability)	$1,864	$(1,137)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. The valuation allowance as of December 31, 2008 and 2007, respectively, includes $1 million and $98 million recorded in connection with state deferred tax assets and $17 million and $0 million recorded in connection with foreign deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

At December 31, 2008 and 2007, respectively, the Company had federal net operating and capital loss carryforwards of $130 million and $190 million, which expire between 2010 and 2024. At December 31, 2008 and 2007, respectively, the Company had state net operating and capital loss carryforwards for tax purposes approximating $5 million and $1,421 million, which expire between 2009 and 2029. As discussed in Note 1, Prudential Securities Group, LLC (“PSG”) was contributed to the Company by Prudential Financial during the fourth quarter of 2008. As of December 31, 2007, PSG had state net operating and capital loss carryforwards of $1,378 million. As a result of the contribution PSG is no longer subject to state taxes. At December 31, 2007, PSG had a full valuation allowance against all deferred taxes related to state net operating and capital loss carryforwards. The 2008 financial results reflect the removal of deferred tax assets related to state net operating and capital loss carryforwards and corresponding valuation allowance.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2006, the Company determined that the earnings from its Taiwan investment management subsidiary would be repatriated to the U.S. Accordingly, earnings from its Taiwan investment management subsidiary were no longer considered permanently reinvested. A U.S. income tax benefit of $18 million associated with the assumed repatriation of those earnings was recognized in 2006. During 2007 and 2008, the Company made no changes with respect to its repatriation assumptions. The Company had undistributed earnings of foreign subsidiaries, where it assumes permanent reinvestment, of $166 million at December 2008, $130 million at December 2007 and $256 million at December

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

2006, for which U.S. deferred taxes have not been provided. Determining the tax liability that would arise if these earnings were remitted is not practicable.

On January 1, 2007, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes,” an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in a decrease to the Company’s income tax liability and an increase to retained earnings of $35 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007 and 2008 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in millions)
Amounts as of January 1, 2007	$389	$124	$513
Increases in unrecognized tax benefits taken in prior period	—	17	17
(Decreases) in unrecognized tax benefits taken in prior period	(3)	(6)	(9)
Amounts as of December 31, 2007	$386	$135	$521
Increases in unrecognized tax benefits taken in prior period	—	98	98
(Decreases) in unrecognized tax benefits taken in prior period	—	(27)	(27)
Amounts as of December 31, 2008	$386	$206	$592

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$386	$82	$468
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$386	$88	$474

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2008 and 2007, the Company recognized $52 million and $59 million in the consolidated statement of operations and recognized $190 million and $138 million in liabilities in the consolidated statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 and 2003 tax years is set to expire in 2009. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months. Taxable years 2004 through 2008 are still open for IRS examination.

On January 26, 2006, the IRS officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. The statute of limitations has closed for these tax years; however, there were tax attributes which were utilized in subsequent tax years for which the statute of limitations remains open.

In August 2007, the IRS issued Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the dividends received deduction (“DRD”) related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspends Revenue Ruling 2007-54 and informs taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulations or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2007 or 2008 results.

In December 2006, the IRS completed all fieldwork with regard to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. Within the table above, reconciling the Company’s effective tax rate to the expected amount determined using the federal statutory rate of 35%, the DRD was the primary component of the non-taxable investment income in recent years. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 years, the Company has agreed to such adjustment. Nevertheless, the Company believes that its return position is technically correct. Therefore, the Company intends to file a protective refund claim to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. The report, with the adjustment, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received. The statute of limitations for these years will close on December 31, 2009. These activities had no impact on the Company’s 2007 or 2008 results.

In January 2007, the IRS began an examination of the consolidated U.S. federal income tax years 2004 through 2006. For the consolidated U.S. federal income tax years 2007 and 2008, the Company participated in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during the 2007 and 2008 tax years in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed. It is management’s expectation this program will shorten the time period between the Company’s filing of its federal income tax return and the IRS’s completion of its examination of the return.

17.	STOCKHOLDER’S EQUITY

Comprehensive Income

The components of comprehensive income (loss) for the years ended December 31, are as follows:

	2008	2007	2006
	(in millions)
Net income (loss)	$(670)	$1,939	$1,971
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	(24)	8	29
Change in net unrealized investments gains (losses)(1)	(5,888)	(270)	(186)
Additional minimum pension liability adjustment	—	—	50
Change in pension and postretirement unrecognized net periodic benefit (cost)	(707)	521	—
Other comprehensive income (loss), net of tax expense (benefit) of $(3,517), $195, $(82)	(6,619)	259	(107)
Comprehensive income (loss)	$(7,289)	$2,198	$1,864

(1)	Includes cash flow hedges. See Note 20 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses)(1)	Additional Minimum Pension Liability Adjustment	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2005	$86	$671	$(185)	$—	$572
Change in component during year	29	(186)	50	—	(107)
Impact of adoption of SFAS 158 (3)	—	—	135	(682)	(547)
Balance, December 31, 2006	115	485	—	(682)	(82)
Change in component during year (2)	8	(273)	—	521	256
Balance, December 31, 2007	123	212	—	(161)	174
Change in component during year (2)	(24)	(6,033)	—	(707)	(6,764)
Balance, December 31, 2008	$99	$(5,821)	$—	$(868)	$(6,590)

(1)	Includes cash flow hedges. See Note 20 for information on cash flow hedges.
(2)	Net unrealized investment gains (losses) for 2008 and 2007 includes the purchase of fixed maturities from an affiliate of $(145) million and $(3) million, respectively.
(3)	See Note 15 for additional information on the adoption of SFAS 158.

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets. Unassigned surplus of Prudential Insurance was $2,781 million at December 31, 2008. There were applicable adjustments for cumulative unrealized gains of $283 million at December 31, 2008. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend or distribution if the dividend or distribution, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($6,432 million as of December 31, 2008) or its statutory net gain from operations for the twelve month period ending on the preceding December 31, excluding realized investment gains and losses ($498 million for the year ended December 31, 2008). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance and its U.S. insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $(808) million, $1,274 million and $444 million for the years ended December 31, 2008, 2007 and 2006, respectively. Statutory capital and surplus of Prudential Insurance amounted to $6,432 million and $6,981 million at December 31, 2008 and 2007, respectively. The December 31, 2008 statutory capital and surplus for Prudential Insurance reflects the contribution of Prudential Securities Group, LLC that occurred during the fourth quarter of 2008. Prudential Securities Group, LLC owns the Company’s investment in the Wachovia Securities joint venture. This contribution increased Prudential Insurance’s net admitted assets by $2.2 billion.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

18.    RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, Inc. (includes Prudential Capital & Investment Services, LLC and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $424 million, $458 million and $383 million for the years ended December 31, 2008, 2007, and 2006, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $22 million, $67 million and $81 million for the years ended December 31, 2008, 2007 and 2006, respectively, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $119 million and $159 million at December 31, 2008 and 2007, respectively, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $275 million, $253 million and $239 million in “Net investment income” and $129 million, $108 million and $167 million in “General and administrative expenses” for the years ended December 31, 2008, 2007 and 2006, respectively. “Due to parent and affiliates” includes $26 million and $51 million at December 31, 2008 and 2007, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2008	2007
			(in millions)
U.S. Dollar floating rate notes (1)	2008-2013	1.39% - 11.63%	$1,216	$180
U.S. Dollar fixed rate notes (2)	2009-2013	5.04% - 12.40%	777	474
Japanese Yen fixed rate notes (3)	2008-2015	0.09% - 2.17%	160	792
Total long-term notes receivable – affiliated (4)			2,153	1,446
Short-term notes receivable – affiliated (5)			1,599	1,913
Total notes receivable - affiliated			$3,752	$3,359

(1)	Included within floating rate notes is the current portion of the long-term notes receivable, which was $75 million and $180 million at December 31, 2008 and 2007, respectively.
(2)	Included within fixed rate notes is the current portion of the long-term notes receivable, which was $404 million at December 31, 2008.
(3)	Included within Japanese Yen notes is the current portion of the long-term notes receivable, which was $59 million and $662 million at December 31, 2008 and 2007, respectively.
(4)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(5)	Short-term notes receivable have variable rates, which averaged 3.62% at December 31, 2008 and 5.37% at December 31, 2007. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $12 million and $11 million at December 31, 2008 and 2007, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $97 million, $142 million and $129 million for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $55 million and $110 million, associated with these transactions at December 31, 2008 and 2007,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

respectively. Revenues related to this lending activity were $3 million, $14 million and $18 million for the years ended December 31, 2008, 2007 and 2006, respectively, and is included in “Net investment income.”

Sales of Fixed Maturities and Commercial Mortgage & Agricultural Mortgage Loans between Affiliates

In April, June and December 2008, the Company purchased fixed maturity investments from affiliates for a total of $374 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $147 million between the historic amortized cost and the fair value, net of taxes, was recorded as an increase to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In February, March and April 2008, the Company purchased commercial mortgage loans from an affiliate for a total of $180 million, the fair value on the date of the transfer plus accrued interest, less reserves. The Company recorded the investments at the affiliate’s carrying amount, and no adjustment was necessary to additional paid-in capital as the fair value and carrying amount were equal. The commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In December 2008, the Company sold fixed maturity investments to an affiliate for a total of $822 million, the fair value on the date of the transfer plus accrued interest. The affiliate recorded the investments at the historic amortized cost of the Company. The difference of $51 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as a reduction to additional paid-in capital.

In December 2008, the Company sold commercial mortgage and agricultural mortgage loans to an affiliate for a total of $311 million, the fair value on the date of the transfer plus accrued interest, less reserves. The affiliate recorded the investments at the Company’s carrying amount. The difference of $15 million between the carrying amount and the fair value, net of taxes, was recorded by the Company as a reduction to additional paid-in capital.

In November and December 2007, the Company purchased fixed maturity investments from an affiliate for a total of $969 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $3 million between the historic amortized cost and the fair value, net of taxes, was recorded as an increase to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

Transfer of Duration Lengthening Swaps between Affiliates

In November 2008, the Company received duration lengthening swaps from a direct subsidiary of Prudential Financial. The Company recorded these items at a fair value of $211 million, net of taxes, which also represented the affiliate’s carrying value. The offset was recorded as a capital contribution. These swaps were terminated in December 2008.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $1,097 million and $288 million at December 31, 2008 and 2007, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $3,957 million and $740 million at December 31, 2008 and 2007, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 9, “Policyholders’ account balances” include $3,496 million and $2,851 million related to these agreements at December 31, 2008 and 2007, respectively. In March 2009, the Company settled $1,015 million of its obligation related to the affiliated funding agreements mentioned above for $730 million, which will result in an increase in “Additional paid-in capital.” In addition, “Deferred policy acquisition costs” includes affiliated amounts of $58 million and $50 million related to these agreements at December 31, 2008 and 2007, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $192 million, $126 million and $77 million for the years ended December 31, 2008, 2007 and 2006, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $27 million and $89 million at December 31, 2008 and 2007, respectively. “Net investment income” includes a loss of $3 million for the year ended December 31, 2008 and gains of $21 million and $3 million for the years ended December 31, 2007 and 2006, respectively, related to these ventures.

Reinsurance

As discussed in Notes 10 and 12, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 13, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

19.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Transition Impact – As discussed in Note 2, the Company adopted SFAS No. 157 and SFAS No. 159 effective January 1, 2008. The adoption of these two standards did not affect the Company’s consolidated financial position or results of operations. SFAS No. 159 requires entities to classify cash receipts and cash payments related to items measured at fair value according to their nature and purpose on the Statement of Cash Flows. As a result, cash flows related to trading account assets supporting insurance liabilities and certain other assets are classified as investing rather than operating as of the adoption date of this guidance.

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc., including amounts due from parent and affiliates), certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately use the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators.

The use of valuation methodologies using observable inputs for private fixed maturities are primarily determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value.

The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

The majority of the Company’s derivative positions is traded in the over-the-counter (OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including forward rate agreements, interest rate and cross currency swaps, commodity swaps, commodity forward contracts, single name credit default swaps and to-be-announced forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, equity prices, index dividend yields, nonperformance risk and volatility. OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company uses the credit spread embedded in the LIBOR interest rate curve to reflect nonperformance risk when determining the fair value of derivative assets and liabilities. The Company believes this credit spread is an appropriate estimate of the nonperformance risk for derivative related assets and liabilities between highly rated institutions. Most OTC derivative contracts have bid and ask prices that can be readily observed in the market place. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits and associated reinsurance. In circumstances where vendor pricing is not available, internally developed valuations or non-binding broker quotes are used to determine fair value. Non-binding broker quotes are reviewed for reasonableness, based on the Company’s understanding of the market. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. Under certain conditions, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. In such cases, the valuations are generally classified as Level 3. As of December 31, 2008, such over-rides on a net basis were not material.

For certain private fixed maturities, including those that are distressed, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Certain public fixed maturities and private fixed maturities priced internally are based on observable and unobservable inputs. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cashflows, default rate assumptions, liquidity assumptions and non-binding quotes from market makers. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset.

The fair values of the GMAB, GMWB and GMIWB liabilities and associated reinsurance, are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using LIBOR interest rates, which are commonly viewed as being consistent with the Company’s claims-paying ratings of AA quality. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models calculate a risk neutral valuation, generally using the same interest rate assumptions to both project and discount future rider fees and benefit payments, and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. Significant inputs to these models include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions.

Level 3 includes OTC derivatives where the bid-ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives.

Derivatives that are valued based upon models with unobservable market input values or input values from less actively traded or less-developed markets are classified within Level 3 in the fair value hierarchy. Derivatives classified as Level 3 include first-to-default credit basket swaps, look-back equity options and other structured options. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Look-back equity options and other structured options and derivatives are valued using simulation models such as the Monte Carlo technique. The input values for look-back equity options are derived from observable market indices such as interest rates, dividend yields, equity indices as well as unobservable model-specific input values such as certain volatility parameters. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer’s values.

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

	As of December 31, 2008
	Level 1	Level 2	Level 3	Netting (2)	Total

	(in millions)
Fixed maturities, available for sale	$—	$95,333	$1,923	$—	$97,256
Trading account assets supporting insurance liabilities	196	12,376	145	—	12,717
Other trading account assets	20	10,337	1,351	(7,085)	4,623
Equity securities, available for sale	2,404	1,153	73	—	3,630
Other long-term investments	15	199	—	—	214
Short-term investments	1,913	1,177	—	—	3,090
Cash and cash equivalents	2,099	5,344	—	—	7,443
Other assets	1,247	2,500	—	—	3,747
Due from parent and affiliates	—	1,752	833	—	2,585
Sub-total excluding separate account assets	7,894	130,171	4,325	(7,085)	135,305

Separate account assets (1)	42,391	60,564	19,780	—	122,735

Total assets	$50,285	$190,735	$24,105	$(7,085)	$258,040

Future policy benefits	—	—	1,172	—	1,172
Other liabilities	1	6,509	139	(5,948)	701
Due to parent and affiliates	—	2,696	1,260	—	3,956

Total liabilities	$1	$9,205	$2,571	$(5,948)	$5,829

1.

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

2.

“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty as permitted by FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts and FSP FIN 39-1, Amendment of FASB Interpretation No. 39.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008
	Fixed Maturities, Available For Sale	Trading Account Assets Supporting Insurance Liabilities	Other Trading Account Assets	Equity Securities, Available for Sale

	(in millions)
Fair value, beginning of period	$2,787	$291	$469	$164
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(347)	—	628	(5)
Asset management fees and other income	—	(39)	(5)	—
Included in other comprehensive income (loss)	(346)	—	—	(24)
Net investment income	11	(1)	—	—
Purchases, sales, issuances, and settlements	(305)	(32)	259	(12)
Transfers into (out of) Level 3 (1)	123	(74)	—	(50)
Fair value, end of period	$1,923	$145	$1,351	$73
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period(2):
Included in earnings:
Realized investment gains (losses), net	$(363)	$—	$628	$(5)
Asset management fees and other income	$—	$(46)	$(5)	$—
Included in other comprehensive income (loss)	$(327)	$—	$—	$(21)

	Year Ended December 31, 2008
	Due from Parent and Affiliates	Separate Account Assets (3)		Future Policy Benefits	Other Liabilities	Due to Parent and Affiliates
	(in millions)
Fair value, beginning of period	$35	$21,815		$(71)	$(77)	$(395)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	777	—		(1,079)	(101)	(650)
Asset management fees and other income	—	—		—	—	—
Interest credited to policyholders’ account balances	—	(2,983)		—	—	—
Included in other comprehensive income (loss)	—	—		—	—	—
Net investment income	—	—		—	—	—
Purchases, sales, issuances, and settlements	21	1,555		(22)	39	(215)
Transfers into (out of) Level 3 (1)	—	(607)		—	—	—
Fair value, end of period	$833	$19,780		$(1,172)	$(139)	$(1,260)
Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held by the Company at the end of the period (2):
Included in earnings:
Realized investment gains (losses), net	$777	$—		$(1,079)	$(101)	$(650)
Asset management fees and other income	$—	$—		$—	$—	$—
Interest credited to policyholder’s account balances	$—	$(3,733)	$		$—	$—

(1)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – Net transfers into Level 3 for Fixed Maturities Available for Sale totaled $123 million during the year ended December 31, 2008. Transfers into Level 3 for these investments was primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when previously information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The net amount of transfers out of level 3 for Trading Account Assets Supporting Insurance Liabilities of $74 million during the year ended December 31, 2008 is due primarily to the use of observable inputs in valuation methodologies as well as pricing service information for certain assets that the Company was able to validate. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs within the valuation methodologies and broker quotes, when previously information from third party pricing services was utilized.

The net amount of Separate Account Assets transferred out of Level 3 for the year ended December 31, 2008 was $607 million. This resulted from the use of vendor pricing information that the Company was able to validate that was previously unavailable. Partially offsetting the transfers out for this activity were transfers into Level 3 as a result of further review of valuation methodologies for certain assets that had been previously classified as Level 2.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. During the year ended December 31, 2008 the Company recorded losses of $27 million on cost method investments that had been written down to fair value. These fair value measurements were classified as Level 3 in the valuation hierarchy. The inputs used were primarily discounted estimated future cash flows and valuations provided by the general partners taken into consideration with deal and management fee expenses. The carrying value of these investments as of December 31, 2008 was $122 million.

Fair Value of Financial Instruments – Under SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” the Company is required to disclose the fair value of certain financial instruments. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, short-term investments and other, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 20 for a discussion of derivative instruments.

The fair values presented below for those financial instruments where the carrying amounts and fair values may differ have been determined by using available market information and by applying market valuation methodologies. The fair values presented below at December 31, 2008 are in compliance with the framework for measuring fair value established by SFAS No. 157, and therefore may differ from the fair values methodologies applied at December 31, 2007.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage and other loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due as of the reporting date.

Wachovia Securities “lookback” Option

As described in Note 6, the Company intends to elect to exercise its rights under the “lookback” option as it relates to its interest in the Wachovia Securities joint venture. The fair value of the “lookback” option is determined internally by using an approach that employs both Black-Scholes and binominal option pricing models, which includes inputs such as equity market volatilities, risk-free rates and dividend yields. The carrying value of the “lookback” option is reflected within “Other assets.”

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Investment Contracts – Policyholders’ Account Balances & Separate Account Liabilities

Only the portion of policyholders’ account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on LIBOR interest rates or other similar local indices, which are commonly viewed as being consistent with the Company’s claims paying ratings. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products the fair value is the market value of the assets supporting the liabilities.

Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	2008		2007
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial mortgage and other loans	$27,717	$25,345	$24,972	$25,420
Policy loans	7,779	9,669	7,831	9,116
Wachovia Securities “lookback” option	580	2,280	—	—
Notes receivable – affiliated	3,752	3,724	3,359	3,359
Policyholders account balance - Investment contracts	58,143	57,708	56,211	56,347
Short-term and long-term debt	14,342	12,919	14,022	14,036
Separate account liabilities - Investment contracts	78,283	78,283	97,158	97,158

20.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non-dealer or broker capacity

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 21 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

As further described in Note 10, the Company sells variable annuity products, which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2008, 2007 and 2006 was not material to the results of operations of the Company. In addition, there were no material amounts reclassified into earnings relating to discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2005 ............................................	$(77)
Net deferred losses on cash flow hedges from January 1 to December 31, 2006	(57)
Amount reclassified into current period earnings .	(19)

Balance, December 31, 2006	(153)
Net deferred losses on cash flow hedges from January 1 to December 31, 2007	(53)
Amount reclassified into current period earnings	(6)

Balance, December 31, 2007	(212)
Net deferred gains on cash flow hedges from January 1 to December 31, 2008	138
Amount reclassified into current period earnings	(41)

Balance, December 31, 2008	$(115)

It is anticipated that a pre-tax loss of approximately $11 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2009, offset by amounts pertaining to the hedged items. As of December 31, 2008, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 15 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were gains of $14 million in 2008, losses of $6 million in 2007, and gains of $61 million in 2006.

For the years ended December 31, 2008, 2007 and 2006, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Derivatives Written

The following tables set forth the Company’s exposure from credit derivatives where the Company has written credit protection excluding credit protection written on the Company’s own credit and embedded derivatives contained in European managed investments, by NAIC rating of the underlying credits as of the dates indicated.

		December 31, 2008
		Single Name		First to Default Basket		Total
NAIC Designation (1)	Rating Agency Equivalent	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value
		(in millions)
1	Aaa, Aa, A	$20	$—	$192	$(17)	$212	$(17)
2	Baa	5	—	417	(63)	422	(63)
	Subtotal Investment Grade	25	—	609	(80)	634	(80)
3	Ba	—	—	15	(2)	15	(2)
4	B	—	—	—	—	—	—
5	C and lower	5	—	93	(26)	98	(26)
6	In or near default	—	—	—	—	—	—
	Subtotal Below Investment Grade	5	—	108	(28)	113	(28)
Total		$30	$—	$717	$(108)	$747	$(108)

		December 31, 2007
		Single Name		First to Default Basket		Total
NAIC Designation	Rating Agency Equivalent	Notional	Fair Value	Notional	Fair Value	Notional	Fair Value
		(in millions)
1	Aaa, Aa, A	$40	$—	$575	$(5)	$615	$(5)
2	Baa	15	—	537	(37)	552	(37)
	Subtotal Investment Grade	55	—	1,112	(42)	1,167	(42)
3	Ba	—	—	20	(1)	20	(1)
4	B	—	—	28	(2)	28	(2)
5	C and lower	5	(1)	20	(2)	25	(3)
6	In or near default	—	—	—	—	—	—
	Subtotal Below Investment Grade	5	(1)	68	(5)	73	(6)
Total		$60	$(1)	$1,180	$(47)	$1,240	$(48)

(1)

First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection excluding credit protection written on the Company’s own credit and embedded derivatives contained in European managed investments, by industry category as of the dates indicated.

	December 31, 2008		December 31, 2007
Industry	Notional	Fair Value	Notional	Fair Value
		(in millions)
Corporate Securities:
Manufacturing .............	$ 5	$ —	$ 5	$ —
Utilities .....................	5	—	5	—
Finance .....................	—	—	—	—
Services .....................	5	—	5	(1)
Energy .......................	—	—	—	—
Transportation ..............	—	—	10	—
Retail and Wholesale ......	10	—	20	—
Other ........................	5	—	15	—
First to Default Baskets(1)	717	(108)	1,180	(47)
Total Corporate Securities ......	$ 747	$ (108)	$ 1,240	$ (48)
Total ................................	$ 747	$ (108)	$ 1,240	$ (48)
(1) Credit default baskets may include various industry categories.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders’ Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $528 million and $908 million at December 31, 2008 and 2007, respectively.

In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2008 and December 31, 2007, the Company had $781 million and $405 million of outstanding notional amounts, reported at fair value as a $196 million asset and a $6 million asset, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

The vast majority of the Company’s OTC derivative agreements are with highly rated major international financial institutions. Consistent with the practice of major international financial institutions, the Company utilizes the credit spread embedded in the London Interbank Offered Rate (LIBOR) curve to reflect nonperformance risk when determining the fair value of OTC derivative assets and liabilities. This credit spread is an appropriate estimate of the nonperformance risk of the Company’s OTC derivative related assets and liabilities.

21.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2008, 2007 and 2006 was $62 million, $67 million and $68 million, respectively.

The following table presents, at December 31, 2008, the Company’s contractual maturities on long-term debt, as more fully described in Note 13, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2009	$—	$92	$(22)
2010	2,041	73	(11)
2011	11	62	(5)
2012	3	52	(5)
2013	22	41	(4)
2014 and thereafter	6,610	67	(4)

Total	$8,687	$387	$(51)

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense and any sub-lease income, and to release this reserve over the remaining commitment period. Of the $387 million in total non-cancelable operating leases and $51 million in total sub-lease income, $31 million and $40 million, respectively, has been accrued at December 31, 2008.

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers of $909 million at December 31, 2008.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. These other commitments amounted to $9,441 million at December 31, 2008. Reflected in these other commitments are $9,298 million of commitments to purchase or fund investments, including $7,443 million that the Company anticipates will ultimately be funded from the assets of its separate accounts. Of these separate account commitments, $3,255 million have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which the separate account has borrowed funds, and the Company has guaranteed their obligation to their lender. The Company provides these guarantees to assist the separate account in obtaining financing for the transaction. The Company’s maximum potential exposure under these guarantees was $2,508 million at December 31, 2008. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide the Company with rights to obtain the underlying collateral. Recourse for $2,025 million of the maximum potential exposure is limited to the assets of the separate account. The remaining exposure primarily relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next ten years. At December 31, 2008, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

As discussed in Note 20, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $747 million at December 31, 2008. These credit derivatives generally have maturities of five years or less.

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2008, such contracts in force carried a total guaranteed value of $5,152 million. These guarantees are supported by collateral that is not reflected on our balance sheet. This collateral had a fair value of $5,124 million at December 31, 2008.

In connection with certain acquisitions, the Company has agreed to pay additional consideration in future periods, based upon the attainment by the acquired entity of defined operating objectives. In accordance with U.S. GAAP, the Company does not accrue contingent consideration obligations prior to the attainment of the objectives. At December 31, 2008, maximum potential future consideration pursuant to such arrangements, to be resolved over the following three years, is $65 million. Any such payments would result in increases in intangible assets, including goodwill.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2008, the Company has accrued liabilities of $4 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. The Company’s legal and regulatory actions include proceedings specific to it and proceedings generally applicable to business practices in the industries in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. The Company is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. In its investment-related operations, the Company is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that the Company has made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

In November 2008, a purported nationwide class action, Garcia v. Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey. The complaint, which is brought on behalf of beneficiaries of Prudential Insurance policies whose death benefits were placed in retained asset accounts, alleges that by investing the death benefits in these accounts, Prudential Insurance wrongfully delayed payment and improperly retained undisclosed profits. It alleges claims of breach of the contract of insurance, breach of contract with regard to the retained asset accounts, breach of fiduciary duty and unjust enrichment, and seeks an accounting, disgorgement, injunctive relief, attorneys’ fees, and prejudgment and post-judgment interest.

From November 2002 to March 2005, eleven separate complaints were filed against Prudential Financial, the Company and the law firm of Leeds Morelli & Brown in New Jersey state court. The cases were consolidated for pre-trial proceedings in New Jersey Superior Court, Essex County and captioned Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 350 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential Insurance’s liability to the claimants. In 2004, the Superior Court sealed these lawsuits and compelled them to arbitration. In May 2006, the Appellate Division reversed the trial court’s decisions, held that the cases were improperly sealed, and should be heard in court rather than arbitrated. In March 2007, the court granted plaintiffs’ motion to amend the complaint to add over 200 additional plaintiffs, and a claim under the New Jersey discrimination law, but denied without prejudice plaintiffs’ motion for a joint trial on liability issues. In June 2007, Prudential Financial and Prudential Insurance moved to dismiss the complaint. In November 2007, the court granted the motion, in part, and dismissed the commercial bribery and conspiracy to commit malpractice claims, and denied the motion with respect to other claims. In December 2007, the Prudential defendants answered the complaints and asserted counterclaims against each plaintiff for breach of contract and cross-claims against Leeds Morelli & Brown for breach of contract and the covenant of good faith and fair dealing, fraudulent inducement, indemnification and contribution. In January 2008, plaintiffs filed a demand pursuant to New Jersey law stating that they were seeking damages in the amount of $6.5 billion.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (“NYAG”), the Securities and Exchange Commission (“SEC”), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. In December 2006, Prudential Insurance reached a resolution of the NYAG investigation. Under the terms of the settlement, Prudential Insurance paid a $2.5 million penalty and established a $16.5 million fund for policyholders, adopted business reforms and agreed, among other things, to continue to cooperate with the NYAG in any litigation, ongoing investigations or other proceedings. Prudential Insurance also settled the litigation brought by the California Department of Insurance and agreed to business reforms and disclosures as to group insurance contracts insuring customers or residents in California and to pay certain costs of investigation. In April 2008, Prudential Insurance reached a settlement of proceedings relating to payments to insurance intermediaries and certain other practices with the District Attorneys of San Diego, Los Angeles and Alameda counties. Pursuant to this settlement, Prudential Insurance paid $350,000 in penalties and costs. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation. In August and September 2007, the court dismissed the anti-trust and RICO claims. In January and February 2008, the court dismissed the ERISA claims with prejudice and the state law claims without prejudice. Plaintiffs have appealed to the Third Circuit Court of Appeals.

In April 2005, the Company voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to the Company’s wind-down and divested businesses and discontinued operations. Subsequent to commencing this voluntary review, the Company received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Company’s property and casualty insurance operations that were sold in 2003. In August 2008, Prudential Financial reached a resolution of this matter. The SEC’s complaint, filed on August 6, 2008 in the United States District Court for the District of New Jersey, alleges, among other things, that the Company improperly accounted for the reinsurance contracts resulting in overstatements of Prudential Financial’s consolidated results for the years 2000, 2001 and 2002 in certain of Prudential Financial’s reports filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in violation of the financial reporting, books-and-records and internal control provisions of the Exchange Act. In connection with the settlement, Prudential Financial has consented to entry of a final judgment enjoining it from future violations of specified provisions of the Exchange Act and related rules and regulations of the SEC thereunder. The settlement, in which Prudential Financial neither admits nor denies the allegations in the complaint, resolves the SEC’s investigations into these matters without the imposition of any monetary fine or penalty. The settlement documents include allegations that may result in litigation, adverse publicity and other potentially adverse impacts to Prudential Financial’s businesses.

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. PRIAC also intends to vigorously pursue any other available remedies against SSgA and State Street in respect of this matter. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that the Company failed to pay overtime to insurance agents who were registered representatives in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest and attorneys’ fees. In December 2007, plaintiffs moved to certify the class. In March 2008, the court granted plaintiffs’ motion to conditionally certify a nationwide class. In March 2008, a purported nationwide class action lawsuit was filed with the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, on behalf of agents who sold the Company’s financial products. The complaint alleges claims that the Company failed to pay overtime and provide other benefits in violation of federal and California law and seeks compensatory and punitive damages in unspecified amounts. In September 2008, the Wang matter was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder lawsuit. In January 2009, an amended complaint was filed in the consolidated matter which adds wage claims based on the laws of thirteen additional states.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc), and its subsidiaries (collectively , the "Company") at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 of the consolidated financial statements, during 2008 Prudential Financial, Inc. contributed Prudential Securities Group, LLC, including its investment in the Wachovia Securities joint venture, to the Company. The consolidated financial statements for the periods ended December 31, 2007 and 2006 have been retrospectively adjusted to reflect this contribution for all periods presented.

As described in Note 2 of the consolidated financial statements, the Company adopted a framework for measuring fair value on January 1, 2008. Also, the Company changed its method of accounting for uncertainty in income taxes, for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, and for income tax-related cash flows generated by a leveraged lease transaction on January 1, 2007 and for defined benefit pension and other postretirement plans on December 31, 2006.

/S/ PRICEWATERHOUSECOOPERS LLP

New York, New York

April 3, 2009

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number	Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account GI-2. (Note 2)
(ii)	Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 3)

(b)	Custodian Agreements. Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Prudential Investment Management Services LLC and The Prudential Insurance Company of America. (Note 4)
(ii)	Proposed form of Agreement between Prudential Investment Management Services LLC and independent brokers with respect to the Sale of the Group Contracts and Certificates. (Note 3)
(iii)	Schedules of Commissions. (Note 3)

(d)	Contracts:
(i)	Group Contract. (Note 4)
(ii)	Individual Certificate. (Note 4)
(iii)	Group VUL Contract (Note 1)
(iv)	Group GVUL Contractual Certificate Termination Rules (Note 1)

(e)	Applications:
(i)	Application Form for Group Contract. (Note 2)
(ii)	Enrollment Form for Certificate. (Note 3)
(iii)	Form of Investment Division Allocation Supplement. (Note 3)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Charter of The Prudential Insurance Company of America, as amended July 19, 2004. (Note 9)
(ii)	By-laws of The Prudential Insurance Company of America, as amended December 9, 2008. (Note 1)

(g)	Reinsurance Contracts:
(i)	Form of Group AD&D Excess of Loss Reinsurance Agreement AR 15845. (Note 1)
(ii)	Form of Business Accident Quota Share Reinsurance Agreement AR16817. (Note 1)
(iii)	Form of Group Life Surplus Share Reinsurance Contract 4882-0010. Note 1)
(iv)	Swiss Re Addendum to Group Life Surplus Share Reinsurance Contract 4882-0010 dated 01/01/2009. (Note 1)
(h)	Participation Agreements:
(i)	Representative Fund Participation Agreements. (Note 5)
(ii)	Form of 22c-2 Agreement (Note 6)
(iii)	Participation Agreement between Prudential Insurance Company of America and PIMCO PIMCO Variable Insurance Trust (Note 11)
(iv)	Participation Agreement between Prudential Insurance Company of America and Van Eck Global Worldwide Insurance Trust (Note 11)

(i)	Administrative Contracts. Not Applicable.

(j)	Other Material Contracts
(i)	Powers of Attorney (Note 1)

T. Baltimore, F. Becker, G. Bethune, W. Caperton, III, R. Carbone, G. Casellas, J. Cullen, W. Gray, III, M. Grier, J. Hanson, C. Horner, K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr., J. Unruh

(k)	Legal Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Actuarial Opinion. Not Applicable.

(m)	Calculation. Not Applicable

(n)	Other Opinions.
(i).	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. Not Applicable.

(q)	Redeemability Exemption:
(i).	Memorandum describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

---------------------------------------------------------

(Note	1)	Filed herewith.
(Note	2)	Incorporated by reference to Registrant’s Form S-6, filed February 16, 1996.
(Note	3)	Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed January 27, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note	4)	Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 29, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note	5)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed May 14, 1997 on behalf of The Prudential Variable Contract Account GI-2.
(Note	6)	Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed April 23, 2007 on behalf of The Prudential Variable Contract Account GI-2.
(Note	7)	Incorporated by reference to Post-Effective Amendment No. 19 to Form S-1, Registration No. 33-20083-01, filed April 19, 2006 on behalf of The Prudential Variable Contract Real Property Account.
(Note	8)	Incorporated by reference to Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006 on behalf of The Prudential Variable Appreciable Account.
(Note	9)	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of The Prudential Variable Contract Real Property Account.
(Note	10)	Incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement, filed April 28, 2006 on behalf of The Prudential Variable Contract Account GI-2.
(Note	11)	Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-6, Registration No. 333-137572, filed April 24, 2008 on behalf of The Prudential Variable Contract Account GI-2.

Item 27.	Directors and Major Officers of Prudential

The directors and major officers of Prudential, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 751 Broad Street, Newark, New Jersey 07102.

DIRECTORS OF PRUDENTIAL

THOMAS J. BALTIMORE - Director. Co-Founder and President of RLJ Development, LLC. Mr. Baltimore is also a director of Duke Realty Corporation and Integra LifeSciences Holdings Corporation.

FREDERIC K. BECKER - Director. Chairman, Audit Committee; Member, Executive Committee. President, Wilentz Goldman & Spitzer, P.A. (law firm).

GORDON M. BETHUNE - Director. Member, Corporate Governance and Business Ethics Committee; Member, Compensation Committee; Retired, Chairman and Chief Executive Officer Continental Airlines, Inc. Mr. Bethune is also a director of Honeywell International, Inc. and Sprint Nextel Corporation.

W. GASTON CAPERTON, III - Director. Member, Finance and Dividends Committee; Member, Investment Committee; President, The College Board. Governor Caperton is also a director of Energy Corporation of America, Owens Corning.

GILBERT F. CASELLAS - Director. Member, Audit Committee; Vice President, Corporate Responsibility of Dell, Inc. Mr. Casella is also a director of The Swarthmore Group, Inc.

JAMES G. CULLEN - Director. Chairman, Compensation Committee; Member, Audit Committee; Member, Executive Committee; Retired, President and Chief Operating Officer Bell Atlantic Corporation. Mr. Cullen is also a director of Agilient Technologies, Inc., Johnson & Johnson, and NeuStar, Inc.

WILLIAM H. GRAY, III - Director. Chairman, Corporate Governance and Business Ethics Committee; Member, Executive Committee. Mr. Gray is the Chairman of The Amani Group, LLC. Mr. Gray is also a director of Dell Inc., JP Morgan Chase & Co., Pfizer, Inc., and Visteon Corporation.

MARK B. GRIER - Director. Vice Chairman of the Board of Prudential Insurance.

JON F. HANSON - Director. Chairman, Executive Committee, Finance and Dividends Committee, and Investment Committee. Chairman of The Hampshire Companies. Chairman of The Hampshire Companies. Mr. Hanson is also a director of HealthSouth Corp., James E. Hanson Management Company, Pascack Community Bank, and Yankee Global Enterprises.

CONSTANCE J. HORNER - Director. Member, Compensation Committee; Member, Corporate Governance and Business Ethics Committee. Former Assistant to the President of the United States. Ms. Horner is also a director of Ingersoll-Rand Company, Ltd., and Pfizer, Inc.

KARL J. KRAPEK - Director. Member, Financeand Dividends Committee; Member, Investment Committee. Retired President and Chief Operating Officer, United Technologies Corporation. Mr. Krapek is also a director of Lucent Technologies, Inc., Connecticut Bank and Trust Company, Northrup Grunman Corporation, and Visteon Corporation.

CHRISTINE A. POON - Director. Member, Finance and Dividends Committee; Member, Investment Committee. Ms. Poon is also retired Vice Chairman, Board of Directors and Worldwide Chairman of Johnson & Johnson.

JOHN R. STRANGFELD, JR. - Chairman, Chief Executive Officer, and President of Prudential.

JAMES A. UNRUH - Director. Member, Audit Committee. Founding Principal, Alerion Capital Group, LLC. Mr. Unruh is also a director of CSG Systems International, Inc., Qwest Communications International, Inc., and Tenet Healthcare Corporation.

PRINCIPAL OFFICERS

EDWARD P. BAIRD -- Executive Vice President, International Chief Operating Officer, Prudential.

SUSAN L. BLOUNT--Senior Vice President and General Counsel, Prudential.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer, Prudential.

HELEN M. GALT--Senior Vice President, Company Actuary and Chief Risk Officer, Prudential.

KATHLEEN M. GIBSON--Vice President, Secretary and Corporate Governance Officer, Prudential.

ROBERT C. GOLDEN--Executive Vice President, Prudential.

MARK B. GRIER--Vice Chairman, Financial Management, Prudential.

BERNARD J. JACOB--Senior Vice President and Treasurer, Prudential.

JOHN R. STRANGFELD, JR.-- Chief Executive Officer and President, Prudential.

PETER B. SAYRE--Senior Vice President and Controller, Prudential.

SHARON C. TAYLOR--Senior Vice President, Prudential.

BERNARD B. WINOGRAD -- Executive Vice President, U.S. Chief Operating Officer, Prudential.

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 27, 2009.

Item 29.	Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law Article VII, Section 1, which relates to indemnification of officers and directors, is filed in this registration statement as exhibit Item 26.(f)(ii) on behalf of The Prudential Variable Contract Account GI-2..

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden Strategic Value Fund, Jennison Value Fund, Dryden Stock Index Fund, Dryden Large-Cap Core Equity Fund, Jennison 20/20 Focus Fund, Jennison Blend Fund, Inc., Dryden US Equity Active Extension Fund, Jennison Select Growth Fund, Jennison Conservative Growth Fund, Jennison Growth Fund, Dryden Mid Cap Value Fund, Jennison Dryden Growth Allocation Fund, Jennison Mid Cap Growth Fund, Inc., Dryden Small Cap Value Fund, Dryden Small-Cap Core Equity Fund, Inc., Jennison Small Company Fund, Inc., Dryden Global Real Estate Fund, Inc., Jennison Natural Resources Fund, Inc., Jennison Financial Services Fund, Jennison Health Sciences Fund, Jennison Utility Fund, Jennison Equity Income Fund, Jennison Equity Opportunity Fund, Dryden US Equity Active Extension Fund, Dryden International Equity Fund, Dryden International Value Fund, Dryden Active Allocation Fund, JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund, Dryden Short-Term Corporate Bond Fund, Short-Term Bond Series, Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Total Return Bond Fund, Inc., Dryden High Yield Fund, Inc., The High Yield Income Fund, Inc., High Income Series, Dryden Municipal Bond Fund -Insured Series, Dryden National Municipals Fund, Inc., Dryden California Municipal Fund-California Income Series, Cash Accumulation Trust – Liquid Assets Fund, Taxable Money Market Series, Money Market Series, Institutional Money Market Series, and the Dryden Money Market Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account, PRIAC Variable Contract Account A, and The Prudential Discovery Premier Group Variable Contract Account.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Charles Lowrey (1)	President	None

Robert F. Gunia (1)	Executive Vice President & Chief Operating Officer	None

Christine Marcks (2)	Executive Vice President	None

Mark R. Hastings (1)	Senior Vice President & Chief Compliance Officer	None

Mark I. Salvacion (1)	Senior Vice President, Secretary and Chief Legal Officer	None

Michael J. McQuade (1)	Senior Vice President, Comptroller and Chief Financial Officer	None

Noreen M. Fierro (1)	Anti-Money Laundering Officer	None

Peter J. Boland (1)	Senior Vice President and Director of Operations	None

(1)	Three Gateway Center, Newark, New Jersey 07102-406
(2)	280 Trumbull Street, Hartford, Connecticut 06103

PIMS serves as a principal underwriter of the Group Contracts and Certificate. PIMS received Net Underwriting Discounts and Commissions for the Group Contracts of $0 in 2008, $0 in 2007, and $9,776 in 2006. The Group Contracts and Certificates are offered on a continuous basis.

Item 31.	Location of Accounts and Records

The Depositor, The Prudential Insurance Company of America, is located at 751 Broad Street, Newark, New Jersey 07102.

The Principal Underwriter, Prudential Investment Management Services, L.L.C. (“PIMS”) is located at Three Gateway Center, Newark, NJ 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder.

Item 32.	Management Services

Not Applicable.

Item 33.	Representation of Reasonableness of Fees

The Prudential Insurance Company of America (“Prudential Insurance”) represents that the fees and charges deducted under the Group Variable Universal Life Insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Insurance.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Contract Account GI-2, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 29th day of April, 2009.

(Seal)                                    The Prudential Variable Contract Account GI-2
                                                          (Registrant)

                                         By: The Prudential Insurance Company of America
                                                           (Depositor)

Attest: /s/ Thomas C. Castano            By:/s/ Scott D. Kaplan
          Thomas C. Castano                   Scott D. Kaplan
          Secretary                           Vice President, Finance

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 29th day of April, 2009.

     Signature and Title

 /s/*
John R. Strangfeld, Jr.
President, Chairman of the Board, and Chief Executive Officer

 /s/*
Peter B. Sayre
Senior Vice President and Corporate Controller

 /s/*
Richard J. Carbone
Executive Vice President and Chief Financial Officer

 /s/*
Thomas J. Baltimore
Director

 /s/*                             * By:/s/ Thomas C. Castano
Frederic K. Becker                        Thomas C. Castano
Director                                  (Attorney-in-Fact)

 /s/*
Gordon M. Bethune
Director

 /s/*
W. Gaston Caperton, III
Director

 /s/*
Gilbert F. Casellas
Director

 /s/*
James G. Cullen
Director

 /s/*
William H. Gray, III
Director

 /s/*
Mark B. Grier
Director

 /s/*
Jon F. Hanson
Director

 /s/*
Constance J. Horner
Director

 /s/*
Karl J. Krapek
Director

 /s/*
Christine A. Poon
Director

 /s/*
James A. Unruh
Director

EXHIBIT INDEX

Item 26.

(d) Contracts:	(iii) Group VUL Contract (iv) Group GVUL Contractual Certificate Termination Rules	C-

(f) Depositor’s Certificate of Incorporation and By-Laws:	(ii) By-laws of The Prudential Insurance Company of America, as amended December 9, 2008	C-

(g) Reinsurance Contracts:

(i) Form of Group Life and AD&D Catastrophe Excess of Loss Reinsurance Agreement AR 15845. (Note 1)

(ii) Form of Business Accident Quota Share Reinsurance Agreement AR16817. (Note 1)

(iii) Form of Group Life and Life Surplus Share Reinsurance Contract 4882-0010. Note 1)

(iv) Swiss Re Addendum to Group Life and Life Surplus Share Reinsurance Contract 4882-0010 dated 01/01/2009. (Note 1)

C-

(j) Powers of Attorney:	(i) T. Baltimore, F. Becker, G. Bethune, W. Caperton, III, R. Carbone, G. Casellas, J. Cullen, W. Gray, III, M. Grier, J. Hanson, C. Horner, K. Krapek, C. Poon, P. Sayre, J. Strangfeld, Jr., J. Unruh	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered.	C-

(n) Auditor Consent:	(i) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-

(q) Redeemabilty Exemption	(i) Redeemability Exemption describing Prudential’s issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii)	C-